As filed with the Securities and Exchange Commission on December 21, 2023
Securities Act File No. 033‑40823
Investment Company Act No. 811‑06318

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933
Post-effective Amendment No. 87	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 89	☒
(Check appropriate box or boxes)

Morgan Stanley Pathway Funds

2000 Westchester Avenue
Purchase, NY 10577
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code:
(800) 869‑3326

CT Corp
155 Federal Street Suite 700
Boston, MA 02110
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on January 1, 2024 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(3)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of rule 485

Morgan Stanley
Pathway Funds
Prospectus
» January 1, 2024
• Large Cap Equity Fund (TLGUX)
• Small-Mid Cap Equity Fund (TSGUX)
• International Equity Fund (TIEUX)
• Emerging Markets Equity Fund (TEMUX)
• Core Fixed Income Fund (TIIUX)
• High Yield Fund (THYUX)
• International Fixed Income Fund (TIFUX)
• Municipal Bond Fund (TMUUX)
• Inflation-Linked Fixed Income Fund (TILUX)
• Ultra-Short Term Fixed Income Fund (TSDUX)
• Alternative Strategies Fund (TALTX)
INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

Morgan Stanley Pathway Funds

Table of Contents
2	Fund Summaries
2	Large Cap Equity Fund
6	Small-Mid Cap Equity Fund
10	International Equity Fund
14	Emerging Markets Equity Fund
19	Core Fixed Income Fund
25	High Yield Fund
30	International Fixed Income Fund
35	Municipal Bond Fund
40	Inflation-Linked Fixed Income Fund
45	Ultra-Short Term Fixed Income Fund
50	Alternative Strategies Fund
55	Fund details
55	Investment objectives, strategies and risks
88	About the Funds
88	The multi-manager strategy
88	About the Morgan Stanley-sponsored investment advisory programs
89	Portfolio holdings
90	Fund Management
112	Investment and account information
112	Account transactions
113	Valuation of shares
114	Dividends and distributions
114	Taxes
117	Financial Highlights

Large Cap Equity Fund
Investment objective
Capital appreciation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Annual Advisory Program Fees
(fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the Consulting Group Advisor, Select UMA or Portfolio Management investment advisory programs (as a percentage of prior quarter-end net assets)*	2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees*	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.70%
Waiver*	(0.23)%
Net Annual Fund Operating Expenses*	0.47%
* CGAS (defined herein) has contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s management fees from exceeding the total amount of sub-advisory fees paid by CGAS plus 0.20% based on average net assets. This contractual waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by CGAS plus 0.20% and will not affect the Fund’s total management fees if they are less than such amount. This fee waiver and/or reimbursement will continue for at least one year from the date of this prospectus or until such time as the Board of Trustees acts to discontinue all or a portion of such waiver and/or reimbursement when they deem such action is appropriate.
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Fund’s contractual fee waiver is only reflected in the first year of the example. The figures are calculated based upon total annual Fund operating expenses and a maximum annual fee of 2.00% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
$250	$817	$1,409	$3,015
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of large capitalization (or “cap”) companies or in other investments with similar economic characteristics. The Fund defines large cap companies as companies whose market capitalizations typically fall within the range of the Russell 1000® Index. The market capitalization of the companies in large-cap market indices and the Fund’s portfolio changes over time. The Fund may invest up to 10% of its assets in the securities of foreign issuers that are not traded on a U.S. exchange or the U.S. over-the-counter market. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
The Fund employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
•
Market Risk, which is the risk that stock prices decline overall. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short and long-term. Market risk may affect a single company, sector of the economy or the market as a whole.
•
Equity Risk, which is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.
•
Exchange-Traded Funds (“ETFs”) Risk, which is the risk of owning shares of an ETF and generally reflects the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio
2 MORGAN STANLEY | 2024

securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.
•
Investment Style Risk, which means large cap and/or growth stocks could fall out of favor with investors and trail the performance of other types of investments.
•
Foreign Investment Risk, which means risks unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
•
Securities Lending Risk, which includes the potential insolvency of a borrower and losses due to the re-investment of collateral received on loaned securities in investments that default or do not perform well.
•
Manager Risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform. This risk is common for all actively managed funds.
•
Multi-Manager Risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and result in more taxable short-term gains for shareholders.
•
Issuer Risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•
Sector Risk, which is the risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the risks of investing in the Fund please see the Fund details section of this Prospectus.
Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Annual Advisory Program Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/wealth-investmentsolutions/cgcm.
Annual total returns (%) calendar years

Large Cap Equity Fund

Fund’s best and worst calendar quarters
Best: 21.65% in 2nd quarter 2020
Worst: (21.39)% in 1st quarter 2020
Year-to-date: (11.72)% (through 3rd quarter 2023)
MORGAN STANLEY | 2024 3

Average Annual Total Returns
(for the periods ended December 31, 2022)
INCEPTION DATE 11/18/1991	1 YEAR	5 YEARS	10 YEARS
Fund (without advisory program fee)
Return Before Taxes	(20.15)%	7.56%	11.06%
Return After Taxes on Distributions	(21.76)%	5.45%	8.88%
Return After Taxes on Distributions and Sale of Fund Shares	(10.73)%	5.76%	8.56%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	(19.13)%	9.13%	12.37%
Lipper Large-Cap Core Funds Average	(18.21)%	8.65%	11.53%
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the Russell 1000® Index. The Russell 1000® Index is composed of the 1,000 largest U.S. companies by market capitalization. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
The Fund also compares its performance with the Lipper Large-Cap Core Funds Average, which is a secondary benchmark and includes funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index.
Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Wealth Management (“MSWM”), serves as the investment adviser for the Fund. Subject to Board review, the Manager selects and oversees professional money managers (each a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.  The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies.  The Manager allocates and, when appropriate, reallocates the Fund’s assets among one or more Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines.  The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions.  Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.
4 MORGAN STANLEY | 2024

Sub-advisers and portfolio managers
BlackRock Financial Management, Inc. (“BlackRock”)
ClearBridge Investments, LLC (“ClearBridge”)
Great Lakes Advisors, LLC (“Great Lakes”)
Lazard Asset Management LLC (“Lazard”)
Principal Asset Management (“Principal”)
PORTFOLIO MANAGERS	SUB-ADVISER OR ADVISER	FUND’S PORTFOLIO MANAGER SINCE
Jennifer Hsui, CFA® Managing Director, Co-Head of Index Equity	BlackRock	2018
Paul Whitehead, Managing Director, Co-Head of Index Equity	BlackRock	2022
Peter Sietsema, CFA® Director and Senior Portfolio Manager	BlackRock	2022
Peter Bourbeau, Managing Director and Portfolio Manager	ClearBridge	2017
Margaret Vitrano, Managing Director and Portfolio Manager	ClearBridge	2017
Paul Roukis, CFA®, Portfolio Manager	Great Lakes	2023
Jeff Agne, Portfolio Manager	Great Lakes	2023
Christopher H. Blake, Managing Director and Portfolio Manager/Analyst	Lazard	2016
Martin Flood, Managing Director and Portfolio Manager/Analyst	Lazard	2016
Jay Levy, Director and Portfolio Manager/ Analyst	Lazard	2022
Bill Nolin, CFA®, Chief Investment Officer and Portfolio Manager	Principal	2023
Tom Rozycki, CFA®, Director of Research and Portfolio Manager	Principal	2023
Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through an investment advisory program with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
•
The minimum initial aggregate investment in the Morgan Stanley-sponsored investment advisory programs is $1,000.
•
There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
•
Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of this Prospectus.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
MORGAN STANLEY | 2024 5

Small-Mid Cap Equity Fund
Investment objective
Capital appreciation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Annual Advisory Program Fees
(fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the Consulting Group Advisor, Select UMA or Portfolio Management investment advisory programs (as a percentage of prior quarter-end net assets)*	2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees*	0.80%
Distribution (12b-1) Fees	None
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.94%
Waiver*	(0.34)%
Net Annual Fund Operating Expenses*	0.60%
* CGAS (defined herein) has contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s management fees from exceeding the total amount of sub-advisory fees paid by CGAS plus 0.20% based on average net assets. This contractual waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by CGAS plus 0.20% and will not affect the Fund’s total management fees if they are less than such amount. This fee waiver and/or reimbursement will continue for at least one year from the date of this prospectus or until such time as the Board of Trustees acts to discontinue all or a portion of such waiver and/or reimbursement when they deem such action is appropriate.
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Fund’s contractual fee waiver is only reflected in the first year of the example. The figures are calculated based upon total annual Fund operating expenses and a maximum annual fee of 2.00% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
$263	$878	$1,518	$3,237
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the equity securities of small-mid capitalization (or “cap”) companies or in other investments with similar economic characteristics. The Fund defines small-mid cap companies as companies with market caps not exceeding the highest month-end market cap value of any stock in the Russell 2500® or Russell Mid Cap Index for the previous 12 months, whichever is greater. The Fund may invest up to 10% of its assets in the securities of foreign issuers that are not traded on a U.S. exchange or the U.S. over-the-counter market. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
The Fund employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
•
Market Risk, which is the risk that stock prices decline overall. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short and long-term. Market risk may affect a single company, sector of the economy or the market as a whole.
•
Equity Risk, which is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.
•
Exchange-Traded Funds (“ETFs”) Risk, which is the risk of owning shares of an ETF and generally reflects the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio
6 MORGAN STANLEY | 2024

securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.
•
Investment Style Risk, which means small cap and/or growth stocks could fall out of favor with investors and trail the performance of other types of investments.
•
Small-Mid Cap Risk, which refers to the fact that historically, small-mid cap companies tend to be more vulnerable to adverse business and economic events, have been more sensitive to changes in earnings results and forecasts and investor expectations, and experience sharper swings in market values than larger, more established companies. At times, small-mid cap stocks may be less liquid and harder to sell at prices the Sub-advisers believe are appropriate.
•
Foreign Investment Risk, which means risks unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
•
Securities Lending Risk, which includes the potential insolvency of a borrower and losses due to the re-investment of collateral received on loaned securities in investments that default or do not perform well.
•
Manager Risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform. This risk is common for all actively managed funds.
•
Multi-Manager Risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and result in more taxable short-term gains for shareholders.
•
Issuer Risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•
Sector Risk, which is the risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors or sub-sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the risks of investing in the Fund please see the Fund details section of this Prospectus.
Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Annual Advisory Program Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/wealth-investmentsolutions/cgcm.
MORGAN STANLEY | 2024 7

Annual total returns (%) calendar years

Small-Mid Cap Equity Fund

Fund’s best and worst calendar quarters
Best: 25.93% in 4th quarter 2020
Worst: (26.41)% in 1st quarter 2020
Year-to-date: (2.94)% (through 3rd quarter 2023)
Average Annual Total Returns
(for the periods ended December 31, 2022)
INCEPTION DATE: 11/18/1991	1 YEAR	5 YEARS	10 YEARS
Fund (without advisory program fee)
Return Before Taxes	(18.24)%	5.70%	9.49%
Return After Taxes on Distributions	(19.89)%	3.62%	7.32%
Return After Taxes on Distributions and Sale of Fund Shares	(9.37)%	3.92%	6.90%
Russell 2500® Index (reflects no deduction for fees, expenses or taxes)	(18.37)%	5.89%	10.03%
Lipper Small-Cap Core Funds Average	(14.40)%	4.71%	8.89%
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the Russell 2500® Index. The Russell 2500® Index includes the smallest 2,500 U.S. companies out of the Russell 3000® Index universe. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
The Fund also compares its performance with the Lipper Small-Cap Core Funds Average, which is a secondary benchmark and includes funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500® Index.
Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Wealth Management (“MSWM”), serves as the investment adviser for the Fund. Subject to Board review, the Manager selects and oversees professional money managers (each a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.  The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies.  The Manager allocates and, when appropriate, reallocates the Fund’s assets among one or more Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines.  The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions.  Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.
8 MORGAN STANLEY | 2024

Sub-advisers and portfolio managers
Aristotle Capital Boston, LLC (“Aristotle”)
BlackRock Financial Management, Inc. (“BlackRock”)
D.F. Dent & Company, Inc. (“DF Dent”)
Neuberger Berman Investment Advisers LLC (“Neuberger”)
Nuance Investments, LLC (“Nuance”)
Westfield Capital Management Company, L.P. (“Westfield”)
PORTFOLIO MANAGERS	SUB-ADVISER OR ADVISER	FUND’S PORTFOLIO MANAGER SINCE
David Adams, CFA®, CEO, Principal and Portfolio Manager	Aristotle	2019
Jack McPherson, CFA®, President, Principal and Portfolio Manager	Aristotle	2019
Jennifer Hsui, CFA® Managing Director and Co-Head of Index Equity	BlackRock	2018
Paul Whitehead, Managing Director, Co-Head of Index Equity	BlackRock	2022
Peter Sietsema, CFA® Director and Senior Portfolio Manager	BlackRock	2022
Matthew F. Dent, CFA®, President and Portfolio Manager	DF Dent	2019
Bruce L. Kennedy II, CFA®, Portfolio Manager and Analyst	DF Dent	2019
Benjamin H. Nahum, Managing Director	Neuberger	2016
Chad Baumler, CFA®, Vice-President and Co-CIO	Nuance	2019
Scott Moore, CFA®, President and Co-CIO	Nuance	2019
Darren Schryer, CFA®, CPA, Portfolio Manager	Nuance	2020
Jack Meurer, CFA®, Associate Portfolio Manager	Nuance	2022
Richard D. Lee, CFA®, Managing Partner and Co-CIO	Westfield	2004
Ethan J. Meyers, CFA®, Managing Partner and Director of Research	Westfield	2004
John M. Montgomery, Managing Partner, COO and Portfolio Strategist	Westfield	2006
William A. Muggia, President, CEO and CIO	Westfield	2004
Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through an investment advisory program with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
•
The minimum initial aggregate investment in the Morgan Stanley-sponsored investment advisory programs is $1,000.
•
There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
•
Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of this Prospectus.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
MORGAN STANLEY | 2024 9

International Equity Fund
Investment objective
Capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Annual Advisory Program Fees
(fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the Consulting Group Advisor, Select UMA, or Portfolio Management investment advisory programs (as a percentage of average prior quarter-end net assets)*	2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees*	0.70%
Distribution (12b-1) Fees	None
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.86%
Waiver*	(0.18)%
Net Annual Fund Operating Expenses*	0.68%
* CGAS (defined herein) has contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s management fees from exceeding the total amount of sub-advisory fees paid by CGAS plus 0.20% based on average net assets. This contractual waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by CGAS plus 0.20% and will not affect the Fund’s total management fees if they are less than such amount. This fee waiver and/or reimbursement will continue for at least one year from the date of this prospectus or until such time as the Board of Trustees acts to discontinue all or a portion of such waiver and/or reimbursement when they deem such action is appropriate.
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Fund’s contractual fee waiver is only reflected in the first year of the example. The figures are calculated based upon total annual Fund operating expenses and a maximum annual fee of 2.00% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
$271	$869	$1,493	$3,173
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the equity securities of companies located outside the U.S. The Fund focuses on companies located in developed markets, but also may invest a portion of its assets in securities of companies located in emerging markets. The Fund intends to diversify its assets by investing primarily in securities of issuers located in at least three foreign countries. The Fund may attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions or currency swaps and trading currency futures contracts and options on these futures. However, a Sub-adviser (as defined below) may choose not to, or may be unable to, hedge the Fund’s currency exposure. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
The Fund employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
•
Market Risk, which is the risk that stock prices decline overall. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short and long-term. Market risk may affect a single company, sector of the economy or the market as a whole.
•
Equity Risk, which is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.
•
Foreign Investment Risk, which means risks unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
10 MORGAN STANLEY | 2024

•
Currency Risk, which refers to the risk that as a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged.
•
Forwards, Futures, Options and Swaps Risk, which means that the Fund’s use of forwards, futures, options and swaps to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. Even a small investment in forwards, futures, options or swaps can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using forwards, futures, options or swaps can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on its investment in forwards, futures, options or swaps if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. Investing in forwards, futures, options or swaps can also make the Fund’s assets less liquid and harder to value, especially in declining markets. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
•
Emerging Markets Risk, emerging markets countries, which are generally defined as countries that may be represented in a market index such as the MSCI Emerging Markets Index (Net) or having per capita income in the low to middle ranges, as determined by the World Bank. In addition to foreign investment and currency risks, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
•
Small and Mid Cap Risk, which refers to the fact that historically, small and mid cap stocks tend to be more vulnerable to adverse business and economic events, more sensitive to changes in earnings results and forecasts and investor expectations and will experience sharper swings in market values than larger, more established companies. At times, small and mid cap stocks may be less liquid and harder to sell at prices the Sub-advisers believe are appropriate.
•
Securities Lending Risk, which includes the potential insolvency of a borrower and losses due to the re-investment of collateral received on loaned securities in investments that default or do not perform well.
•
Manager Risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform. This risk is common for all actively managed funds.
•
Multi-Manager Risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and result in more taxable short-term gains for shareholders.
•
LIBOR Transition Risk refers to the fact that the elimination of the London Inter-Bank Offered Rate (“LIBOR”) rate may adversely affect the interest rates on, and value of, certain Fund investments that are tied to LIBOR. The U.K. Financial Conduct Authority ceased publishing all LIBOR settings on a representative basis after June 30, 2023, although some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternatives to LIBOR are established or in development in most major currencies and markets are slowly responding to these new rates. It is difficult to predict the full impact of the transition away from LIBOR on the Fund.
•
Issuer Risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•
Sector Risk, which is the risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the risks of investing in the Fund please see the Fund details section of this Prospectus.
Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Annual Advisory Program Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/wealth-investmentsolutions/cgcm.
MORGAN STANLEY | 2024 11

Annual total returns (%) calendar years

International Equity Fund

Fund’s best and worst calendar quarters
Best: 18.66% in 4th quarter 2022
Worst: (25.29)% in 1st quarter 2020
Year-to-date: 8.17% (through 3rd quarter 2023)
Average Annual Total Returns
(for the periods ended December 31, 2022)
INCEPTION DATE: 11/18/1991	1 YEAR	5 YEARS	10 YEARS
Fund (without advisory program fee)
Return Before Taxes	(14.65)%	1.62%	4.01%
Return After Taxes on Distributions	(16.37)%	(0.38)%	1.97%
Return After Taxes on Distributions and Sale of Fund Shares	(7.80)%	1.32%	3.23%
MSCI EAFE® Index (Net) (reflects no deduction for fees, expenses or taxes)	(14.45)%	1.54%	4.67%
Lipper International Large-Cap Core Funds Average	(14.41)%	1.42%	3.80%
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the MSCI EAFE® Index (Net). The Benchmark is a composite portfolio of equity total returns for developed countries in Europe and the Far East and Australia and New Zealand. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
The Fund also compares its performance with the Lipper International Large-Cap Core Funds Average. The Lipper International Large-Cap Core Funds Average is composed of funds that, by fund practice, invest at least 75% of their equity assets in companies strictly outside of the U.S., with market capitalizations (on a three-year weighted basis) greater than the 250th largest companies in the S&P/Citigroup World ex-U.S. Broad Market® Index (“BMI®”). Large cap core securities typically have an average price-to-cash ratio, price-to-book ratio, and three year sales-per-year growth value, compared to S&P/Citigroup World ex-U.S. BMI®.
Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Wealth Management (“MSWM”), serves as the investment adviser for the Fund. Subject to Board review, the Manager selects and oversees professional money managers (each a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.  The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies.  The Manager allocates and, when appropriate, reallocates the Fund’s assets among one or more Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines.  The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions.  Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.
12 MORGAN STANLEY | 2024

Sub-advisers and portfolio managers
BlackRock Financial Management, Inc. (“BlackRock”)
Causeway Capital Management LLC (“Causeway”)
Schroder Investment Management North America Inc. (“Schroders”)
Victory Capital Management, Inc. (“Victory Capital”)
Walter Scott & Partners Limited (“Walter Scott”)
PORTFOLIO MANAGERS	SUB-ADVISER OR ADVISER	FUND’S PORTFOLIO MANAGER SINCE
Jennifer Hsui, CFA® Managing Director and Senior Portfolio Engineer	BlackRock	2018
Paul Whitehead, Managing Director, Co-Head of Index Equity	BlackRock	2022
Peter Sietsema, CFA® Director and Senior Portfolio Manager	BlackRock	2022
Brian Cho, Portfolio Manager	Causeway	2021
Jonathan P. Eng, Portfolio Manager	Causeway	2014
Harry W. Hartford, President and Portfolio Manager	Causeway	2014
Sarah H. Ketterer, Chief Executive Officer and Portfolio Manager	Causeway	2014
Ellen Lee, Portfolio Manager	Causeway	2015
Conor S. Muldoon, CFA®, Portfolio Manager	Causeway	2014
Steven Nguyen, Portfolio Manager	Causeway	2019
Alessandro Valentini, CFA®, Portfolio Manager	Causeway	2014
James Gautrey, CFA®, Portfolio Manager	Schroders	2014
Simon Webber, CFA®, Portfolio Manager	Schroders	2011
Daniel B. LeVan, CFA®, Chief Investment Officer of Trivalent Investments, a Victory Capital investment franchise	Victory Capital	2017
John W. Evers, CFA®, Senior Portfolio Manager	Victory Capital	2017
Jane Henderson, Managing Director	Walter Scott	2021
Charles Macquaker, Executive Director - Investment	Walter Scott	2021
Roy Leckie, Executive Director – Investment & Client Service	Walter Scott	2021
Maxim Skorniakov	Walter Scott	2022
Fraser Fox	Walter Scott	2022
Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through an investment advisory program with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
•
The minimum initial aggregate investment in the Morgan Stanley-sponsored investment advisory programs is $1,000.
•
There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
•
Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of this Prospectus.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
MORGAN STANLEY | 2024 13

Emerging Markets Equity Fund
Investment objective
Long-term capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Annual Advisory Program Fees
(fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the Consulting Group Advisor, Select UMA, or Portfolio Management investment advisory programs (as a percentage of average prior quarter-end net assets)*	2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees*	0.90%
Distribution (12b-1) Fees	None
Other Expenses	0.25%
Total Annual Fund Operating Expenses	1.15%
Waiver*	(0.33)%
Net Annual Fund Operating Expenses*	0.82%
* CGAS (defined herein) has contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s management fees from exceeding the total amount of sub-advisory fees paid by CGAS plus 0.20% based on average net assets. This contractual waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by CGAS plus 0.20% and will not affect the Fund’s total management fees if they are less than such amount. This fee waiver and/or reimbursement will continue for at least one year from the date of this prospectus or until such time as the Board of Trustees acts to discontinue all or a portion of such waiver and/or reimbursement when they deem such action is appropriate.
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Fund’s contractual fee waiver is only reflected in the first year of the example. The figures are calculated based upon total annual Fund operating expenses and a maximum annual fee of 2.00% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
$285	$941	$1,621	$3,435
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of issuers organized, domiciled or with substantial operations in emerging markets countries, which are defined as countries included in an emerging markets index by a recognized index provider, such as the MSCI Emerging Markets Index (Net), or characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging countries with even smaller national economies. To diversify its investments, the Fund invests primarily in securities of issuers located in at least three foreign countries. The Fund also may invest a portion of its assets in closed-end investment companies that invest in emerging markets. The Fund may attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures; however, a Sub-adviser (as defined below) may choose not to, or may be unable to, hedge the Fund’s currency exposure. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
The Fund employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.
14 MORGAN STANLEY | 2024

Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
•
Market Risk, which is the risk that stock prices decline overall. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short and long-term. Market risk may affect a single company, sector of the economy or the market as a whole.
•
Equity Risk, which is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.
•
Foreign Investment Risk, which means risks unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
•
Emerging Markets and Frontier Markets Risk, emerging markets countries, which are generally defined as countries that may be represented in a market index such as the MSCI Emerging Markets Index (Net) or having per capita income in the low to middle ranges, as determined by the World Bank. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging countries with even smaller national economies. In addition to foreign investment and currency risks, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets. These risks tend to be even more prevalent in frontier market countries. The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets more than more developed markets. Frontier market countries may also be more affected by government activities than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries.
Although all of these risks are generally heightened with respect to frontier market countries, they also apply to emerging market countries.
•
Currency Risk, which refers to the risk that as a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged.
•
Forwards, Futures and Options Risk, which means that the Fund’s use of forwards, futures and options to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. Even a small investment in forwards, futures or options can have a large impact on the Fund’s Interest rate, securities market and currency exposure. Therefore, using forwards, futures or options can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on its investment in forwards, futures or options if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. Investing in forwards, futures or options can also make the Fund’s assets less liquid and harder to value, especially in declining markets. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
•
Closed-End Investment Company Risk, which means that since closed-end investment companies issue a fixed number of shares they typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value per share. The Fund will also bear its pro rata portion of any costs of a closed-end fund in which it invests.
•
Securities Lending Risk, which includes the potential insolvency of a borrower and losses due to the re-investment of collateral received on loaned securities in investments that default or do not perform well.
•
Strategy Risk, the Fund invests a portion of its assets in stocks believed by a Sub-adviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value.  The Fund also invests a portion of its assets in stocks believed by a Sub-adviser to have the potential for growth, but that may not realize such perceived growth potential for extended periods of time or may never realize such perceived growth potential.  Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential.  The stocks in which the Fund invests may respond differently to market and other developments than other types of stocks.
•
Manager Risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform. This risk is common for all actively managed funds.
•
Multi-Manager Risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund may experience a
MORGAN STANLEY | 2024 15

higher portfolio turnover rate, which can increase the Fund’s transaction costs and result in more taxable short-term gains for shareholders.
•
Issuer Risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•
LIBOR Transition Risk, refers to the fact that the elimination of the London Inter-Bank Offered Rate (“LIBOR”) rate may adversely affect the interest rates on, and value of, certain Fund investments that are tied to LIBOR. The U.K. Financial Conduct Authority ceased publishing all LIBOR settings on a representative basis after June 30, 2023, although some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternatives to LIBOR are established or in development in most major currencies and markets are slowly responding to these new rates. It is difficult to predict the full impact of the transition away from LIBOR on the Fund.
•
Sector Risk, which is the risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the risks of investing in the Fund please see the Fund details section of this Prospectus.
Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Annual Advisory Program Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/wealth-investmentsolutions/cgcm.
Annual total returns (%) calendar years

Emerging Markets Equity Fund

Fund’s best and worst calendar quarters
Best: 19.72% in 4th quarter 2020
Worst: (26.64)% in 1st quarter 2020
Year-to-date: 1.99% (through 3rd quarter 2023)
16 MORGAN STANLEY | 2024

Average Annual Total Returns
(for the periods ended December 31, 2022)
INCEPTION DATE: 4/21/1994	1 YEAR	5 YEARS	10 YEARS
Fund (without advisory program fee)
Return Before Taxes	(21.74)%	(3.54)%	0.16%
Return After Taxes on Distributions	(23.32)%	(5.45)%	(1.81)%
Return After Taxes on Distributions and Sale of Fund Shares	(12.43)%	(2.46)%	0.27%
MSCI Emerging Markets Index (Net) (reflects no deduction for fees, expenses or taxes)	(20.09)%	(1.40)%	1.44%
Lipper Emerging Markets Funds Average	(22.92)%	(2.04)%	0.93%
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the MSCI Emerging Markets Index (Net). The benchmark is composed of equity total returns of countries with low to middle per capita incomes, as determined by the World Bank. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
The Fund also compares its performance with the Lipper Emerging Markets Funds Average. The Lipper Emerging
Markets Funds Average is composed of funds that, by fund practice, seek long-term capital appreciation by investing at least 65% of their total assets in emerging market equity securities, where “emerging market” is defined by a country’s gross national product per capita or other economic measures.
Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Wealth Management (“MSWM”), serves as the investment adviser for the Fund. Subject to Board review, the Manager selects and oversees professional money managers (each a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.  The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies.  The Manager allocates and, when appropriate, reallocates the Fund’s assets among one or more Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines.  The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions.  Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.
MORGAN STANLEY | 2024 17

Sub-advisers and portfolio managers
BlackRock Financial Management, Inc. (“BlackRock”)
Lazard Asset Management LLC (“Lazard”)
Martin Currie Inc. (“Martin Currie”)
Van Eck Associates Corporation (“VanEck”)
PORTFOLIO MANAGERS	SUB-ADVISER OR ADVISER	FUND’S PORTFOLIO MANAGER SINCE
Jennifer Hsui, CFA® Managing Director and Senior Portfolio Engineer	BlackRock	2018
Paul Whitehead, Managing Director, Co-Head of Index Equity	BlackRock	2022
Peter Sietsema, CFA® Director and Senior Portfolio Manager	BlackRock	2022
James M. Donald, CFA®, Managing Director, Portfolio Manager/Analyst and Head of Emerging Markets	Lazard	2009
Rohit Chopra, Managing Director and Portfolio Manager Analyst	Lazard	2009
Monika Shrestha, Managing Director and Portfolio Manager Analyst	Lazard	2015
Ganesh Ramachandran, Managing Director and Portfolio Manager Analyst	Lazard	2020
Alastair Reynolds, Portfolio Manager	Martin Currie	2021
Andrew Mathewson, Portfolio Manager	Martin Currie	2021
Colin Dishington, Portfolio Manager	Martin Currie	2021
Divya Mathur, Portfolio Manager	Martin Currie	2021
Paul Desoisa, Portfolio Manager	Martin Currie	2021
Paul Sloane, Portfolio Manager	Martin Currie	2021
Aimee Truesdale, Portfolio Manager	Martin Currie	2022
David Semple, Portfolio Manager	VanEck	2016
Angus Shillington, Deputy Portfolio Manager	VanEck	2016
Ola El-Shawarby, Deputy Portfolio Manager	VanEck	2023
Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through an investment advisory program with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
•
The minimum initial aggregate investment in the Morgan Stanley-sponsored investment advisory programs is $1,000.
•
There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
•
Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of this Prospectus.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
18 MORGAN STANLEY | 2024

Core Fixed Income Fund
Investment objective
Maximum total return, consistent with preservation of capital and prudent investment management.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Annual Advisory Program Fees
(fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the Consulting Group Advisor, Select UMA or Portfolio Management investment advisory programs (as a percentage of prior quarter-end net assets)*	2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees*	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.55%
Waiver*	(0.03)%
Net Annual Fund Operating Expenses*	0.52%
* CGAS (defined herein) has contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s management fees from exceeding the total amount of sub-advisory fees paid by CGAS plus 0.20% based on average net assets. This contractual waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by CGAS plus 0.20% and will not affect the Fund’s total management fees if they are less than such amount. This fee waiver and/or reimbursement will continue for at least one year from the date of this prospectus or until such time as the Board of Trustees acts to discontinue all or a portion of such waiver and/or reimbursement when they deem such action is appropriate.
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Fund’s contractual fee waiver is only reflected in the first year of the example. The figures are calculated based upon total annual Fund operating expenses and a maximum annual fee of 2.00% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
$255	$791	$1,353	$2,883
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 254% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income instruments. Fixed income instruments include securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (note that securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on fixed income instruments and reverse repurchase agreements on fixed income instruments; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.
The Fund may also invest in derivatives based on fixed income instruments, including futures, forwards, options, swaps, and swaptions, and may use other investment techniques such as mortgage dollar rolls, buy-backs and securities lending to earn additional income. The Fund also may engage in short sales. The Fund may also invest in Exchange-Traded Funds (“ETFs”) to gain exposure to a particular portion of the market while allocating assets among Sub-advisers (as defined below), transitioning the Fund’s portfolio or awaiting an opportunity to purchase securities directly.
Investments may be structured to provide all types of interest rate payments, including fixed, variable, floating, inverse, zero or interest-only rates of interest. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest in currency spot and forward transactions for the purpose of active currency exposure. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund’s total
MORGAN STANLEY | 2024 19

assets. The Fund may invest up to 15% in emerging market securities. The Fund may also invest up to 10% of its total assets in preferred stocks, convertible securities and other equity-related securities. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.
Credit quality. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in non-investment grade securities (sometimes called “high yield securities” or “junk bonds”) rated CCC- or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Sub-advisers to be of comparable quality.
Duration. The Fund’s average portfolio duration, as calculated by the Sub-advisers, normally ranges within two years (plus or minus) of the duration of the benchmark index. Duration is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. Maturity means the date on which the principal amount of a debt security is due and payable. Individual investments may be of any maturity.
The Fund employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
•
Market Risk, which is the risk that the Fund will be affected by broad changes in the fixed income markets.  The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market. Environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
•
Interest Rate Risk, which is the risk that interest rates rise and fall over time. When interest rates are low, the Fund’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Fund’s share price to fall. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.
•
Credit and Junk Bond Risk, which means the credit quality of an investment could cause the Fund to lose money. Non-investment grade securities (sometimes called “high yield securities” or “junk bonds”) involve greater risks of default or downgrade, are more volatile and may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity, which could substantially adversely affect the market value of the securities.
•
Prepayment and Extension Risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.
•
U.S. Government Securities Risk, which means that although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.
•
Convertible and Preferred Securities Risk, convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.
•
Mortgage-Backed Securities Risk, exists when the Fund invests in mortgage-backed securities, which represent an interest in a pool of mortgages. Mortgage-backed securities are subject to prepayment and extension risk as well as the risk that underlying borrowers will be unable to meet their obligations.
•
Asset-Backed Securities Risk, exists when the Fund invests in asset-backed securities which are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Asset-backed securities are subject to many of the same risks as mortgage-backed securities including
20 MORGAN STANLEY | 2024

prepayment and extension risk. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
•
Portfolio Turnover Risk, which is the risk that due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.
•
Liquidity Risk, exists when securities are difficult or impossible for the Fund to sell at the time and the price that the Fund would like due to a limited market or to legal restrictions. These securities may also need to be fair valued.
•
Derivatives Risk, which means that the Fund’s use of futures, forwards, options, swaps and swaptions based on fixed income instruments to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. Even a small investment in futures, forwards, options, swaps and swaptions can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using futures, forwards, options, swaps and swaptions can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on its investment in futures, forwards, options, swaps and swaptions if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other party to certain futures, forwards, options, swaps and swaptions presents the same types of credit risks as issuers of fixed income securities. Investing in futures, forwards, options, swaps and swaptions can also make the Fund’s assets less liquid and harder to value, especially in declining markets.
•
Leverage Risk, which means the Fund’s use of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities and cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.
•
Foreign Investment Risk, which means risks unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
•
Emerging Markets Risk, emerging markets countries, which are generally defined as countries that may be represented in a market index such as the MSCI Emerging Markets Index (Net) or having per capita income in the low to middle ranges, as determined by the World Bank. In addition to foreign investment and currency risks, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
•
Currency Risk, which refers to the risk that as a result of the Fund’s active positions in currencies and investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged.
•
Short Sale Risk, selling short may produce higher than normal portfolio turnover, result in increased transaction costs and magnify the potential for both gain and loss to the Fund. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.
•
Securities Lending Risk, which includes the potential insolvency of a borrower and losses due to the re-investment of collateral received on loaned securities in investments that default or do not perform well.
•
Delayed Funding Loans and Revolving Credit Facilities Risk, the Fund’s investments in delayed funding loans and revolving credit facilities may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.
•
Event-Linked Exposure Risk, event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events such as hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. If a trigger event occurs, a Fund may lose a portion of or the entire principal investment in the case of a bond or a portion of or the entire notional amount in the case of a swap. Event-linked exposure instruments often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred, such extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to liquidity risk and certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
•
Repurchase Agreements and Reverse Repurchase Agreements Risk, is the risk that in the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
•
LIBOR Transition Risk, refers to the fact that the elimination of the London Inter-Bank Offered Rate (“LIBOR”) rate may
MORGAN STANLEY | 2024 21

adversely affect the interest rates on, and value of, certain Fund investments that are tied to LIBOR. The U.K. Financial Conduct Authority ceased publishing all LIBOR settings on a representative basis after June 30, 2023, although some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternatives to LIBOR are established or in development in most major currencies and markets are slowly responding to these new rates. It is difficult to predict the full impact of the transition away from LIBOR on the Fund.
•
Manager Risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform. This risk is common for all actively managed funds.
•
Multi-Manager Risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and result in more taxable short-term gains for shareholders.
•
Issuer Risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•
Exchange-Traded Funds (ETFs) Risk, which is the risk of owning shares of an ETF and generally reflects the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the risks of investing in the Fund please see the Fund details section of this Prospectus.
Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Annual Advisory Program Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/wealth-investmentsolutions/cgcm.
Annual total returns (%) calendar years

Core Fixed Income Fund

Fund’s best and worst calendar quarters
Best: 4.96% in 2nd quarter 2020
Worst: (6.60)% in 1st quarter 2022
Year-to-date: (1.43)% (through 3rd quarter 2023)
22 MORGAN STANLEY | 2024

Average Annual Total Returns
(for the periods ended December 31, 2022)
INCEPTION DATE: 11/18/1991	1 YEAR	5 YEARS	10 YEARS
Fund (without advisory program fee)
Return Before Taxes	(14.72)%	(0.10)%	1.04%
Return After Taxes on Distributions	(16.44)%	(2.07)%	(0.96)%
Return After Taxes on Distributions and Sale of Fund Shares	(8.65)%	(0.50)%	0.31%
Bloomberg U.S. Aggregate BondTM Index (reflects no deduction for fees, expenses or taxes)	(13.01)%	0.02%	1.06%
Lipper Core Bond Funds Average	(13.51)%	(0.04)%	0.99%
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the Bloomberg U.S. Aggregate BondTM Index. The benchmark is composed of debt securities of the U.S. government and its agencies and publicly issued, fixed rate, non-convertible, investment-grade domestic corporate debt with at least one year remaining to maturity. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
The Fund also compares its performance with the Lipper Core Bond Funds Average. The Lipper Core Bond Funds Average is composed of funds that, by fund practice, invest primarily in investment-grade debt issues rated in the top four grades by a nationally recognized statistical rating organization, with dollar-weighted average maturities of one to five years.
Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Wealth Management (“MSWM”), serves as the investment adviser for the Fund. Subject to Board review, the Manager selects and oversees professional money managers (each a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.  The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies.  The Manager allocates and, when appropriate, reallocates the Fund’s assets among one or more Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines.  The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions.  Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.
MORGAN STANLEY | 2024 23

Sub-advisers and portfolio managers
BlackRock Financial Management, Inc. (“BlackRock”)
Metropolitan West Asset Management LLC (“MetWest”)
Western Asset Management Company (“Western”)
PORTFOLIO MANAGERS	SUB-ADVISER OR ADVISER	FUND’S PORTFOLIO MANAGER SINCE
Amanda Liu, CFA®, Director and Portfolio Manager	BlackRock	2023
Akiva Dickstein, Managing Director and Portfolio Manager	BlackRock	2014
Stephen Kane, CFA®, Co-Chief Investment Officer and Generalist Portfolio Manager	MetWest	2007
Laird Landmann, Generalist Portfolio Manager	MetWest	2007
Bryan Whalen, CFA®, Co-Chief Investment Officer and Generalist Portfolio Manager	MetWest	2007
Jerry Cudzil, Generalist Portfolio Manager	MetWest	2023
Ruben Hovhannisyan, CFA®, Generalist Portfolio Manager	MetWest	2023
John Bellows, PhD, CFA®, Portfolio Manager	Western	2023
Julien A. Scholnick, CFA®, Portfolio Manager	Western	2023
S. Kenneth Leech, Chief Investment Officer	Western	2014
Frederick R. Marki, CFA®, Portfolio Manager	Western	2023
John L. Bellows, CFA®, Portfolio Manager	Western	2012
Julien A. Scholnick, CFA®, Portfolio Manager	Western	2023
Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through an investment advisory program with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
•
The minimum initial aggregate investment in the Morgan Stanley-sponsored investment advisory programs is $1,000.
•
There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
•
Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of this Prospectus.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
24 MORGAN STANLEY | 2024

High Yield Fund
Investment objective
A high level of current income primarily through investment in below-investment grade debt securities.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Annual Advisory Program Fees
(fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the Consulting Group Advisor, Select UMA or Portfolio Management investment advisory programs (as a percentage of prior quarter-end net assets)*	2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees*	0.70%
Distribution (12b-1) Fees	None
Other Expenses	0.47%
Total Annual Fund Operating Expenses	1.17%
Waiver*	(0.20)%
Net Annual Fund Operating Expenses*	0.97%
* CGAS (defined herein) has contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s management fees from exceeding the total amount of sub-advisory fees paid by CGAS plus 0.20% based on average net assets. This contractual waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by CGAS plus 0.20% and will not affect the Fund’s total management fees if they are less than such amount. This fee waiver and/or reimbursement will continue for at least one year from the date of this prospectus or until such time as the Board of Trustees acts to discontinue all or a portion of such waiver and/or reimbursement when they deem such action is appropriate.
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Fund’s contractual fee waiver is only reflected in the first year of the example. The figures are calculated based upon total annual Fund operating expenses and a maximum annual fee of 2.00% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
$300	$959	$1,642	$3,462
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. dollar-denominated high yield fixed income securities of corporate issuers rated below investment grade by two or more nationally recognized statistical rating organizations (commonly called “junk bonds”), or, if unrated, of equivalent quality as determined by the Sub-advisers. These securities include all types of debt obligations, such as corporate bonds and notes, collateralized mortgage obligations and variable and floating rate securities. The Fund may invest up to 20% of its assets in securities not denominated in U.S. dollars, including securities of issuers located in emerging market foreign countries. The Fund also may invest up to 20% of its assets in equity and equity-related securities, including common stock, convertible securities, preferred stock, warrants and rights. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
Credit quality. The Fund invests primarily in high yield securities or junk bonds.
Duration. The Fund’s average portfolio duration, as calculated by the Sub-advisers (as defined below), ranges from two to six years. Duration is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. Maturity means the date on which the principal amount of a debt security is due and payable. Individual securities may be of any maturity.
The Fund employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
•
Market Risk, which is the risk that the Fund will be affected by broad changes in the fixed income markets.  The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as
MORGAN STANLEY | 2024 25

to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market. Environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
•
Derivatives Risk, which means that the Fund’s use of futures, forwards, options, swaps and swaptions based on fixed income instruments to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. Even a small investment in futures, forwards, options, swaps and swaptions can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using futures, forwards, options, swaps and swaptions can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on its investment in futures, forwards, options, swaps and swaptions if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other party to certain futures, forwards, options, swaps and swaptions presents the same types of credit risks as issuers of fixed income securities. Investing in futures, forwards, options, swaps and swaptions can also make the Fund’s assets less liquid and harder to value, especially in declining markets.
•
Equity Risk, which is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.
•
Interest Rate Risk, which is the risk that interest rates rise and fall over time. When interest rates are low, the Fund’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Fund’s share price to fall. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.
•
Credit and Junk Bond Risk, which means the credit quality of an investment could cause the Fund to lose money. Non-investment grade securities (sometimes called “high yield securities” or “junk bonds”) involve greater risks of default or downgrade, are more volatile and may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity, which could substantially adversely affect the market value of the securities.
•
Prepayment and Extension Risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.
•
Mortgage-Backed Securities Risk, exists when the Fund invests in mortgage-backed securities, which represent an interest in a pool of mortgages. Mortgage-backed securities are subject to prepayment and extension risk as well as the risk that underlying borrowers will be unable to meet their obligations.
•
Asset-Backed Securities Risk, exists when the Fund invests in asset-backed securities which are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Asset-backed securities are subject to many of the same risks as mortgage-backed securities including prepayment and extension risk. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
•
Liquidity Risk, exists when securities are difficult or impossible for the Fund to sell at the time and the price that the Fund would like due to a limited market or to legal restrictions. These securities may also need to be fair valued.
•
LIBOR Transition Risk, refers to the fact that the elimination of the London Inter-Bank Offered Rate (“LIBOR”) rate may adversely affect the interest rates on, and value of, certain Fund investments that are tied to LIBOR. The U.K. Financial Conduct Authority ceased publishing all LIBOR settings on a representative basis after June 30, 2023, although some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternatives to LIBOR are established or in development in most major currencies and markets are slowly responding to these new rates. It is difficult to predict the full impact of the transition away from LIBOR on the Fund.
•
Foreign Investment Risk, which means risks unique to investing in foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
•
Emerging Markets Risk, emerging markets countries, which are generally defined as countries that may be represented in a market index such as the MSCI Emerging Markets Index (Net) or having per capita income in the low to middle
26 MORGAN STANLEY | 2024

ranges, as determined by the World Bank. In addition to foreign investment and currency risks, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
•
Currency Risk, which refers to the risk that as a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged.
•
Convertible and Preferred Securities Risk, convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.
•
Short Sale Risk, selling short may produce higher than normal portfolio turnover, result in increased transaction costs and magnify the potential for both gain and loss to the Fund. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.
•
Securities Lending Risk, which includes the potential insolvency of a borrower and losses due to the re-investment of collateral received on loaned securities in investments that default or do not perform well.
•
Manager Risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform. This risk is common for all actively managed funds.
•
Multi-Manager Risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and result in more taxable short-term gains for shareholders.
•
Issuer Risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•
Leverage Risk means that the Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and that the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the risks of investing in the Fund please see the Fund details section of this Prospectus.
Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Annual Advisory Program Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/wealth-investmentsolutions/cgcm.
MORGAN STANLEY | 2024 27

Annual total returns (%) calendar years

High Yield Fund

Fund’s best and worst calendar quarters
Best: 6.95% in 1st quarter 2019
Worst: (12.56)% in 1st quarter 2020
Year-to-date: 6.03% (through 3rd quarter 2023)
Average Annual Total Returns
(for the periods ended December 31, 2022)
INCEPTION DATE: 7/13/1998	1 YEAR	5 YEARS	10 YEARS
Fund (without advisory program fee)
Return Before Taxes	(12.02)%	0.76%	2.39%
Return After Taxes on Distributions	(13.78)%	(1.23)%	0.37%
Return After Taxes on Distributions and Sale of Fund Shares	(6.70)%	(0.28)%	0.77%
Bloomberg U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes)	(11.19)%	2.31%	4.03%
Lipper High Yield Funds Average	(10.65)%	1.73%	3.22%
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the Bloomberg U.S. Corporate High Yield Bond Index, a broad-based market measure of high yield bonds, commonly known as “junk bonds.” The benchmark is designed to mirror the investible universe of the dollar-denominated high yield debt market. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
The Fund also compares its performance to the Lipper High Yield Funds Average. The Lipper High Yield Funds Average is composed of funds that, by fund practice, aim at high current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.
Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Wealth Management (“MSWM”), serves as the investment adviser for the Fund. Subject to Board review, the Manager selects and oversees professional money managers (each a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.  The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies.  The Manager allocates and, when appropriate, reallocates the Fund’s assets among one or more Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines.  The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions.  Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.
28 MORGAN STANLEY | 2024

Sub-advisers and portfolio managers
PineBridge Investments LLC (“PineBridge”)
Western Asset Management Company (“Western”)
PORTFOLIO MANAGERS	SUB-ADVISER OR ADVISER	FUND’S PORTFOLIO MANAGER SINCE
John Yovanovic, CFA®, Managing Director and Portfolio Manager	PineBridge	2021
Jeremy Burton, CFA®, Managing Director and Portfolio Manager	PineBridge	2021
Michael C. Buchanan, CFA®, Deputy Chief Investment Officer	Western	2005
Walter E. Kilcullen, Portfolio Manager	Western	2017
S. Kenneth Leech, Chief Investment Officer	Western	2014
Michael C. Buchanan, CFA® ,Co-Chief Investment Officer	Western	2023
Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through an investment advisory program with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
•
The minimum initial aggregate investment in the Morgan Stanley-sponsored investment advisory programs is $1,000.
•
There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
•
Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of this Prospectus.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
MORGAN STANLEY | 2024 29

International Fixed Income Fund
Investment objective
Maximize current income, consistent with the protection of principal.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Annual Advisory Program Fees
(fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the Consulting Group Advisor, Select UMA or Portfolio Management investment advisory programs (as a percentage of prior quarter-end net assets)*	2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees*	0.50%
Distribution (12b-1) Fees	None
Other Expenses	0.45%
Total Annual Fund Operating Expenses	0.95%
Waiver*	(0.05)%
Net Annual Fund Operating Expenses*	0.90%
* CGAS (defined herein) has contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s management fees from exceeding the total amount of sub-advisory fees paid by CGAS plus 0.20% based on average net assets. This contractual waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by CGAS plus 0.20% and will not affect the Fund’s total management fees if they are less than such amount. This fee waiver and/or reimbursement will continue for at least one year from the date of this prospectus or until such time as the Board of Trustees acts to discontinue all or a portion of such waiver and/or reimbursement when they deem such action is appropriate.
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Fund’s contractual fee waiver is only reflected in the first year of the example. The figures are calculated based upon total annual Fund operating expenses and a maximum annual fee of 2.00% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
$293	$908	$1,548	$3,267
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 381% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income instruments. The Fund invests primarily in fixed income instruments of issuers located outside the U.S. Up to 15% of the Fund’s total assets may be invested in fixed income instruments of issuers located in emerging markets countries. The fixed income instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (Note that securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury); corporate debt securities of U.S. and non-U.S. issuers, including preferred and convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank loans; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on fixed income instruments and reverse repurchase agreements on fixed income instruments; debt securities issued by foreign sovereigns, states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.
The Fund also may invest in derivatives based on fixed income instruments including futures, forwards, options, swaps, and swaptions and may use other investment techniques such as mortgage dollar rolls, buy-backs and securities lending to earn additional income. The Fund also may engage in short sales and invest in privately placed securities.
Investments may be structured to provide all types of interest rate payments, including fixed, variable, floating, inverse, zero or interest-only rates of interest. The Fund may invest in currency spot and forward transactions for the purpose of active currency exposure. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 30% of the Fund’s total assets. The Fund may also invest up to 10% of its total assets in preferred stocks, convertible securities and other equity-related securities. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
Credit Quality. The Fund invests primarily in investment grade debt securities, but may invest up to 15% of its total assets in non-investment grade securities (sometimes called “high yield securities” or “junk bonds”) rated CCC- or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Sub-adviser (as defined below) to be of comparable quality.
30 MORGAN STANLEY | 2024

Duration. The Fund’s average portfolio duration, as calculated by the Sub-adviser, normally ranges within two years (plus or minus) of the duration of the benchmark index. Duration is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. Maturity means the date on which the principal amount of a debt security is due and payable. The Fund may invest in individual securities of any maturity.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
•
Market Risk, which is the risk that the Fund will be affected by broad changes in the fixed income markets.  The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market. Environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
•
Interest Rate Risk, which is the risk that interest rates rise and fall over time. When interest rates are low, the Fund’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Fund’s share price to fall. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.
•
Portfolio Turnover Risk, which is the risk that due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.
•
Credit and Junk Bond Risk, which means the credit quality of an investment could cause the Fund to lose money. Non-investment grade securities (sometimes called “high yield securities” or “junk bonds”) involve greater risks of default or downgrade, are more volatile and may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity, which could substantially adversely affect the market value of the securities.
•
Prepayment and Extension Risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.
•
Mortgage-Backed Securities Risk, exists when the Fund invests in mortgage-backed securities, which represent an interest in a pool of mortgages. Mortgage-backed securities are subject to prepayment and extension risk as well as the risk that underlying borrowers will be unable to meet their obligations.
•
Asset-Backed Securities Risk, exists when the Fund invests in asset-backed securities which are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Asset-backed securities are subject to many of the same risks as mortgage-backed securities including prepayment and extension risk. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
•
Convertible and Preferred Securities Risk, convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.
•
Derivatives Risk, which means that the Fund’s use of futures, forwards, options, swaps and swaptions based on fixed income instruments to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. Even a small investment in futures, forwards, options, swaps and swaptions can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using futures, forwards, options, swaps and swaptions can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on its investment in futures, forwards, options, swaps and swaptions if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other party to certain futures, forwards, options, swaps and swaptions presents the same types of credit risks as issuers of fixed income securities. Investing in futures, forwards, options, swaps and swaptions can also make the Fund’s assets less liquid and harder to value, especially in declining markets.
•
Delayed Funding Loans and Revolving Credit Facilities Risk, the Fund’s investments in delayed funding loans and revolving credit facilities may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.
•
Event-Linked Exposure Risk, event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events such as hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. If a trigger event occurs, a Fund may lose a portion of or the entire principal investment in the case of a bond or a portion of or the entire notional amount in the case of a swap. Event-linked exposure instruments often provide for an extension of maturity to process and audit loss claims where a trigger event has, or
MORGAN STANLEY | 2024 31

possibly has, occurred, such extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to liquidity risk and certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
•
Foreign Investment Risk, which means risks unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
•
Emerging Markets Risk, which refers to the fact that in addition to foreign investment and currency risks, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
•
Currency Risk, which refers to the risk that as a result of the Fund’s active positions in currencies and investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged.
•
Short Sale Risk, selling short may produce higher than normal portfolio turnover, result in increased transaction costs and magnify the potential for both gain and loss to the Fund. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.
•
Liquidity Risk, exists when securities are difficult or impossible for the Fund to sell at the time and the price that the Fund would like due to a limited market or to legal restrictions. These securities may also need to be fair valued.
•
Securities Lending Risk, which includes the potential insolvency of a borrower and losses due to the re-investment of collateral received on loaned securities in investments that default or do not perform well.
•
Manager Risk, which is the risk that poor security selection by the Sub-adviser will cause the Fund to underperform. This risk is common for all actively managed funds.
•
Equity Risk, which is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.
•
LIBOR Transition Risk refers to the fact that the elimination of the London Inter-Bank Offered Rate (“LIBOR”) rate may adversely affect the interest rates on, and value of, certain Fund investments that are tied to LIBOR. The U.K. Financial Conduct Authority ceased publishing all LIBOR settings on a representative basis after June 30, 2023, although some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternatives to LIBOR are established or in development in most major currencies and markets are slowly responding to these new rates. It is difficult to predict the full impact of the transition away from LIBOR on the Fund.
•
Issuer Risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•
Leverage Risk means that the Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and that the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.
•
Foreign Sovereign Debt securities risk includes that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require the Fund, as a holder of such securities, to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the risks of investing in the Fund please see the Fund details section of this Prospectus.
Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Annual Advisory Program Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/wealth-investmentsolutions/cgcm.
32 MORGAN STANLEY | 2024

Annual total returns (%) calendar years

International Fixed Income Fund

Fund’s best and worst calendar quarters
Best: 3.66% in 2nd quarter 2020
Worst: (5.91)% in 2nd quarter 2022
Year-to-date: 1.78% (through 3rd quarter 2023)
Average Annual Total Returns
(for the periods ended December 31, 2022)
INCEPTION DATE: 11/18/1991	1 YEAR	5 YEARS	10 YEARS
Fund (without advisory program fee)
Return Before Taxes	(13.22)%	(0.39)%	1.35%
Return After Taxes on Distributions	(14.96)%	(2.36)%	(0.65)%
Return After Taxes on Distributions and Sale of Fund Shares	(7.88)%	(0.94)%	0.24%
FTSE Non-U.S. Dollar World Government Bond Index (USD)-Hedged (reflects no deduction for fees, expenses or taxes)	(13.10)%	(0.14)%	1.88%
FTSE Non-U.S. Dollar World Government Bond Index (USD)-Unhedged (reflects no deduction for fees, expenses or taxes)	(22.07)%	(4.21)%	(2.27)%
Lipper International Income Funds Average	(14.16)%	(2.20)%	(1.03)%
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the FTSE Non-U.S. Dollar World Government Bond Index (USD)-Hedged. The benchmark is a market capitalization-weighted index consisting of government bond markets in developed countries, excluding the U.S., as the term “developed countries” is defined by the benchmark. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index. Unlike the FTSE Non-U.S. Dollar World Government Bond Index (USD)-Hedged, the Fund may invest in U.S. securities.
The Fund also compares its performance with the Lipper International Income Funds Average. The Lipper International Income Funds Average is an average of the reinvested performance of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities located in at least three countries, excluding the United States, except in periods of market weakness.
Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Wealth Management (“MSWM”), serves as the investment adviser for the Fund. Subject to Board review, the Manager selects and oversees professional money managers (each a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.  The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies.  The Manager allocates and, when appropriate, reallocates the Fund’s assets among one or more Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines.  The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions.  Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.
MORGAN STANLEY | 2024 33

Sub-adviser and portfolio manager
Pacific Investment Management Company LLC (“PIMCO”)
PORTFOLIO MANAGER	SUB-ADVISER OR ADVISER	FUND’S PORTFOLIO MANAGER SINCE
Sachin Gupta, Managing Director and Portfolio Manager	PIMCO	2014
Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through an investment advisory program with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
•
The minimum initial aggregate investment in the Morgan Stanley-sponsored investment advisory programs is $1,000.
•
There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
•
Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of this Prospectus.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
34 MORGAN STANLEY | 2024

Municipal Bond Fund
Investment objective
A high level of interest income that is excluded from federal income taxation, to the extent consistent with prudent investment management and the preservation of capital.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Annual Advisory Program Fees
(fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the Consulting Group Advisor, Select UMA or Portfolio Management investment advisory programs (as a percentage of prior quarter-end net assets)*	2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees*	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.36%
Total Annual Fund Operating Expenses	0.76%
Waiver*^	0.00%
Net Annual Fund Operating Expenses*	0.76%
* CGAS (defined herein) has contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s management fees from exceeding the total amount of sub-advisory fees paid by CGAS plus 0.20% based on average net assets. This contractual waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by CGAS plus 0.20% and will not affect the Fund’s total management fees if they are less than such amount. This fee waiver and/or reimbursement will continue for at least one year from the date of this prospectus or until such time as the Board of Trustees acts to discontinue all or a portion of such waiver and/or reimbursement when they deem such action is appropriate.
^ No portion of the management fees were waived during the most recent fiscal year.
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are calculated based upon total annual Fund operating expenses and a maximum annual fee of 2.00% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
$279	$856	$1,459	$3,090
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in tax exempt general obligation, revenue and private activity bonds and notes, which are issued by or on behalf of states, territories or possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities (including Puerto Rico, the Virgin Islands and Guam). Tax-exempt means that the bonds pay interest that is excluded from gross income for regular federal income tax purposes but such bonds may pay income that is subject to the alternative minimum tax.
Credit quality. The Fund limits its investments to 20% in municipal obligations that are rated below investment grade by a nationally recognized statistical rating organization, or, if unrated, of equivalent quality as determined by the Sub-adviser (as defined below).
Duration. The Fund’s average portfolio duration, as calculated by the Sub-adviser, is typically maintained at +/- 3 years of the average benchmark duration, which is the average duration of all the constituent bonds in the Bloomberg U.S. Municipal Bond Index. The Sub-adviser seeks to target the average duration of the benchmark which varies over time and may be impacted by market conditions. Duration is an approximate measure of the sensitivity of the market value of the portfolio holdings to changes in interest rates.
The Fund may engage in transactions in certain derivatives, such as financial futures contracts and options thereon, indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements. The Fund may use derivative instruments to hedge its investments or to seek to enhance returns.
The Fund may leverage its assets through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the Fund transfers municipal bonds or other municipal securities into a special purpose entity. A TOB
MORGAN STANLEY | 2024 35

Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the Fund. The Fund may invest in TOB Residuals and may also invest in TOB Floaters. The Fund will look through to the underlying municipal bond held by a TOB Trust for purposes of the Fund’s 80% policy.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
•
Market Risk, which is the risk that municipal bond prices decline overall. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. Market risk may affect a single company, sector of the economy or the market as a whole. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets.
•
Interest Rate Risk, which is the risk that interest rates rise and fall over time. When interest rates are low, the Fund’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Fund’s share price to fall. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.
•
Credit and Junk Bond Risk, which means the credit quality of an investment could cause the Fund to lose money. Non-investment grade securities (sometimes called “high yield securities” or “junk bonds”) involve greater risks of default or downgrade, are more volatile and may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity, which could substantially adversely affect the market value of the securities.
•
Prepayment and Extension Risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.
•
Municipal Securities Risk, which includes the risk that new federal or state legislation or Internal Revenue Service determinations may adversely affect the tax-exempt status of securities held by the Fund or the financial ability of the municipalities to repay these obligations. Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities usually respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Fund. Any changes in the financial condition of municipal issuers may also adversely affect the value of the Fund’s securities. Due to local economic and financial conditions, certain municipal issuers will be more susceptible to default on their obligations than others. Each of these risks may be heightened with respect to investments in U.S. instrumentalities, such as Guam, the Virgin Islands and Puerto Rico.
•
Liquidity Risk, exists when securities are difficult or impossible for the Fund to sell at the time and the price that the Fund would like due to a limited market or to legal restrictions. These securities may also need to be fair valued.
•
Taxation Risk, which means the possibility that some of the Fund’s income distributions, and distributions of the Fund’s gains, may be subject to federal taxation. The Fund will rely on the opinions of issuers’ bond counsel on the tax-exempt status of interest on municipal bond obligations. Neither the Fund nor its Sub-adviser will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities. In addition, the Fund may realize taxable gains on the sale of its securities or other transactions, and some of the Fund’s income distributions may be subject to the federal alternative minimum tax. This may result in a lower tax-adjusted return. Additionally, distributions of the Fund’s income and gains generally will be subject to state taxation. Municipal bond funds are generally not appropriate investments for those investing through a tax-deferred account, such as an individual retirement
36 MORGAN STANLEY | 2024

account or employer-sponsored retirement plan, because the funds’ tax advantages are not applicable if investing through such an account.
•
LIBOR Transition Risk refers to the fact that the elimination of the London Inter-Bank Offered Rate (“LIBOR”) rate may adversely affect the interest rates on, and value of, certain Fund investments that are tied to LIBOR. The U.K. Financial Conduct Authority ceased publishing all LIBOR settings on a representative basis after June 30, 2023, although some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternatives to LIBOR are established or in development in most major currencies and markets are slowly responding to these new rates. It is difficult to predict the full impact of the transition away from LIBOR on the Fund.
•
Manager Risk, which is the risk that poor security selection by the Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
•
Issuer Risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•
Leverage Risk, which means the Fund’s use of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities and cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.
•
Tender Option Bonds and Related Securities Risk, which means the Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest in TOB Trusts on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.
•
Derivatives Risk, which means that the Fund’s use of futures, options and swaps based on fixed income instruments to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. Even a small investment in futures, options and swaps can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using futures, options and swaps can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on its investment in futures, options and swaps if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other party to certain futures, options and swaps presents the same types of credit risks as issuers of fixed income securities. Investing in futures, options and swaps can also make the Fund’s assets less liquid and harder to value, especially in declining markets.
•
Floating Rate Obligations Risk, which is the risk that unexpected changes in the interest rates on floating rate obligations could result in losses to the Fund. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise, and generally will be more volatile and decline further than the price of a bond with a similar maturity.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the risks of investing in the Fund please see the Fund details section of this Prospectus.
Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Annual Advisory Program Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/wealth-investmentsolutions/cgcm.
MORGAN STANLEY | 2024 37

Annual total returns (%) calendar years

Municipal Bond Fund

Fund’s best and worst calendar quarters
Best: 4.02% in 4th quarter 2022
Worst: (5.68)% in 1st quarter 2022
Year-to-date: (1.16)% (through 3rd quarter 2023)
Average Annual Total Returns
(for the periods ended December 31, 2022)
INCEPTION DATE: 11/18/1991	1 YEAR	5 YEARS	10 YEARS
Fund (without advisory program fee)
Return Before Taxes	(9.04)%	0.52%	1.49%
Return After Taxes on Distributions	(10.85)%	(1.48)%	(0.52)%
Return After Taxes on Distributions and Sale of Fund Shares	(4.41)%	0.89%	1.46%
Bloomberg U.S. Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	(8.53)%	1.25%	2.13%
Lipper General & Insured Municipal Debt Funds Average	(10.82)%	0.68%	1.72%
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s primary benchmark is the Bloomberg U.S. Municipal Bond Index. The benchmark is a composite measure of the total return performance of the municipal bond market. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
The Fund also compares its performance with the Lipper General & Insured Municipal Debt Funds Average. The Lipper General & Insured Municipal Debt Funds Average is composed of funds that, by fund practice, invest in municipal debt issues in the top four credit ratings as determined by a nationally recognized statistical rating organization.
Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Wealth Management (“MSWM”), serves as the investment adviser for the Fund. Subject to Board review, the Manager selects and oversees professional money managers (each a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.  The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies.  The Manager allocates and, when appropriate, reallocates the Fund’s assets among one or more Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines.  The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions.  Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.
38 MORGAN STANLEY | 2024

Sub-adviser and portfolio managers
BlackRock Financial Management, Inc. (“BlackRock”)
PORTFOLIO MANAGERS	SUB-ADVISER OR ADVISER	FUND’ PORTFOLIO MANAGER SINCE
Michael Kalinoski, CFA® Director and Portfolio Manager	BlackRock	2019
Kevin Maloney, CFA® Director and Portfolio Manager	BlackRock	2019
Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through an investment advisory program with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
•
The minimum initial aggregate investment in the Morgan Stanley-sponsored investment advisory programs is $1,000.
•
There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
•
Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of this Prospectus.
Tax information
The Fund’s distributions are generally expected to be exempt from regular federal income tax.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
MORGAN STANLEY | 2024 39

Inflation-Linked Fixed Income Fund
Investment objective
Total return that exceeds the rate of inflation over an economic cycle.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Annual Advisory Program Fees
(fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the Consulting Group Advisor, Select UMA or Portfolio Management investment advisory programs (as a percentage of prior quarter-end net assets)*	2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees*	0.50%
Distribution (12b-1) Fees	None
Other Expenses(1)	1.85%
Total Annual Fund Operating Expenses	2.35%
Waiver*	(0.05)%
Net Annual Fund Operating Expenses*(1)	2.30%
* CGAS (defined herein) has contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s management fees from exceeding the total amount of sub-advisory fees paid by CGAS plus 0.20% based on average net assets. This contractual waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by CGAS plus 0.20% and will not affect the Fund’s total management fees if they are less than such amount. This fee waiver and/or reimbursement will continue for at least one year from the date of this prospectus or until such time as the Board of Trustees acts to discontinue all or a portion of such waiver and/or reimbursement when they deem such action is appropriate.
(1) Includes interest expense which represents 1.32%.
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Fund’s contractual fee waiver is only reflected in the first year of the example. The figures are calculated based upon total annual Fund operating expenses and a maximum annual fee of 2.00% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
$432	$1,313	$2,207	$4,491
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. The Fund seeks to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation). The Fund will shift its investments among the following general asset classes: inflation-indexed securities issued by governments, corporations, and municipal issuers; investment grade fixed income securities and high-yield fixed income securities (i.e., junk bonds) issued by governments, corporations, and municipal issuers; and short-term non-dollar denominated debt securities. The Fund may also, to a lesser extent, invest in equity securities with high correlation to broad measures of inflation.
Inflation-indexed securities are fixed income securities that are structured to provide protection against inflation. The value of the security’s principal or the interest income paid on the security will be adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as their inflation measure. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.
The Fund invests primarily in investment grade debt securities; however, the Fund may invest up to 20% of its total assets in below investment grade debt securities (i.e., junk bonds), as rated by Moody’s, S&P or Fitch or, if unrated, determined by the Sub-adviser (as defined below) to be of comparable credit quality to such a rating. The Fund may also invest up to 30% of its total assets in foreign currency denominated securities, including emerging market securities. For purposes of pursuing its investment goal, the Fund may enter into currency-related transactions involving certain derivative instruments, including currency and cross currency forward contracts. The use of derivative currency transactions may allow the Fund to reduce a specific risk exposure of a portfolio security or its denominated currency or to obtain net long exposure to selected currencies. Under normal market conditions, the Fund will seek to limit its foreign currency exposure to 20% of its total assets.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts, or swap
40 MORGAN STANLEY | 2024

agreements, or in mortgage- or asset- backed securities, subject to applicable law and any other restrictions described in this Prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.
The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
•
Interest Rate Risk, the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with longer average portfolio duration will be more sensitive to changes in interest rates than a fund with shorter average portfolio duration.
•
Call Risk, the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.
•
Credit Risk, the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.
•
High Yield Risk, the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.
•
Market Risk, the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries. Environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
•
Issuer Risk, the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•
Liquidity Risk, the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.
•
Derivatives Risk, the risk of investing in derivative instruments (such as forwards, futures, options, swaps and structured securities), include liquidity, interest rate, market, and credit risks, each of which is described herein. Derivative instruments also may be difficult to accurately price due to their complexity, particularly derivative instruments that are traded off an exchange (also known as “over the counter”). Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Fund’s clearing broker or the exchange itself.
•
LIBOR Transition Risk refers to the fact that the elimination of the London Inter-Bank Offered Rate (“LIBOR”) rate may adversely affect the interest rates on, and value of, certain Fund investments that are tied to LIBOR. The U.K. Financial Conduct Authority ceased publishing all LIBOR settings on a representative basis after June 30, 2023, although some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternatives to LIBOR are established or in development in most major currencies and markets are slowly responding to these new rates. It is difficult to predict the full impact of the transition away from LIBOR on the Fund.
•
Equity Risk, the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.
•
Mortgage-Related and Other Asset-Backed Securities risk, the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.
MORGAN STANLEY | 2024 41

•
Asset-Backed Securities Risk, exists when the Fund invests in asset-backed securities which are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Asset-backed securities are subject to many of the same risks as mortgage-backed securities including prepayment and extension risk. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
•
Foreign (Non-U.S.) Investment Risk, the risk that investing in foreign securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.
•
Emerging Markets Risk, the risk of investing in emerging market securities, primarily increased foreign investment risk.
•
Sovereign Debt Risk, the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from the issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.
•
Currency Risk, the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies.
•
Leveraging Risk, the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.
•
Short Sale Risk, the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.
•
Portfolio Turnover Risk, which is the risk that due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the risks of investing in the Fund please see the Fund details section of this Prospectus.
Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Annual Advisory Program Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/wealth-investmentsolutions/cgcm.
42 MORGAN STANLEY | 2024

Annual total returns (%) calendar years

Inflation-Linked Fixed Income Fund

Fund’s best and worst calendar quarters
Best: 6.18% 2nd quarter 2020
Worst: (6.42)% 2nd quarter 2022
Year-to-date: (1.27)% (through 3rd quarter 2023)
Average Annual Total Returns
(for the periods ended December 31, 2022)
INCEPTION DATE: 3/8/2016	1 YEAR	5 YEAR	Since Inception
Fund (without advisory program fee)
Return Before Taxes	(12.16)%	2.02%	1.93%
Return After Taxes on Distributions	(13.92)%	(0.02)%	0.37%
Return After Taxes on Distributions and Sale of Fund Shares	(6.18)%	0.73%	1.09%
Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (reflects no deduction for fees, expenses or taxes)	(11.85)%	2.11%	1.12%
Lipper Inflation Protected Bond Funds Average	(9.57)%	1.85%	0.70%
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index. Unlike the Fund,
the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
The Fund also compares its performance with the Lipper Inflation Protected Bond Funds Average. The Lipper Inflation Protected Bond Funds Average is composed of funds that invest primarily in inflation-indexed fixed income securities issued in the United States that are structured to provide protection against inflation.
Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Wealth Management (“MSWM”), serves as the investment adviser for the Fund. Subject to Board review, the Manager selects and oversees professional money managers (each a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.  The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies.  The Manager allocates and, when appropriate, reallocates the Fund’s assets among one or more Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines.  The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions.  Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.
MORGAN STANLEY | 2024 43

Sub-adviser and portfolio managers
Pacific Investment Management Company LLC (“PIMCO”)
PORTFOLIO MANAGERS	SUB-ADVISER OR ADVISER	FUND’S PORTFOLIO MANAGER SINCE
Daniel He, Executive Vice President and Portfolio Manager	PIMCO	2019
Steve Rodosky, Managing Director and Real Return Portfolio Manager	PIMCO	2019
Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through an investment advisory program with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
•
The minimum initial aggregate investment in the Morgan Stanley-sponsored investment advisory programs is $1,000.
•
There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
•
Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of this Prospectus.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
44 MORGAN STANLEY | 2024

Ultra-Short Term Fixed Income Fund
Investment objective
Total return, consistent with preservation of capital.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Annual Advisory Program Fees
(fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the Consulting Group Advisor, Select UMA or Portfolio Management investment advisory programs (as a percentage of prior quarter-end net assets)*	2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees*	0.50%
Distribution (12b-1) Fees	None
Other Expenses(1)	0.31%
Total Annual Fund Operating Expenses	0.81%
Waiver*	(0.15)%
Net Annual Fund Operating Expenses*(1)	0.66%
* CGAS (defined herein) has contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s management fees from exceeding the total amount of sub-advisory fees paid by CGAS plus 0.20% based on average net assets. This contractual waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by CGAS plus 0.20% and will not affect the Fund’s total management fees if they are less than such amount. This fee waiver and/or reimbursement will continue for at least one year from the date of this prospectus or until such time as the Board of Trustees acts to discontinue all or a portion of such waiver and/or reimbursement when they deem such action is appropriate.
(1) Includes interest expense which represents 0.14%.
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Fund’s contractual fee waiver is only reflected in the first year of the example. The figures are calculated based upon total annual Fund operating expenses and a maximum annual fee of 2.00% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
$269	$857	$1,471	$3,127
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income instruments with maturities of less than or equal to two year.
Under normal market conditions, the Fund invests primarily in investment-grade securities and will seek to maintain an average portfolio duration of two years or less. The Fund seeks to outperform the FTSE 3-Month U.S. Treasury Bill Index over a full market cycle, while maintaining overall risk similar to the index. The Fund will invest in government and corporate debt securities, mortgage- and asset-backed securities, money market instruments, collateralized loan obligations (“CLOs”), and derivatives, including futures contracts, forward contracts (such as currency and cross-currency forwards), options and swaps (such as interest rate swaps and credit default swaps). The Fund may invest up to 20% of net assets in securities rated below investment grade. It may also invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Under normal market conditions, the Fund will seek to limit its foreign currency exposure to 20% of its total assets. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.
The Fund may invest up to 20% of its total assets in non-investment grade securities (sometimes called “high yield securities” or “junk bonds”) rated CCC- or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Sub-adviser (as defined below) to be of comparable credit quality.
The Fund’s average portfolio duration, as calculated by the Sub-adviser is normally less than two years. Duration is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected not to exceed three years. Maturity means the date on which the principal amount of a debt security is due and payable. Individual investments may be of any maturity.
The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis and may
MORGAN STANLEY | 2024 45

engage in short sales. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sales contracts or by using other investment techniques (such as buy-backs or dollar rolls).
The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
•
Interest Rate Risk, the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.
•
Call Risk, the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.
•
Credit Risk, the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.
•
High Yield Risk, the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.
•
Market Risk, the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries. Environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
•
Issuer Risk, the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•
Liquidity Risk, the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.
•
Derivatives Risk, the risk of investing in derivative instruments (such as forwards, futures, options, swaps and structured securities), include liquidity, interest rate, market, and credit risks, each of which is described herein. Derivative instruments also may be difficult to accurately price due to their complexity, particularly derivative instruments that are traded off an exchange (also known as “over the counter”). Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Fund’s clearing broker or the exchange itself.
•
LIBOR Transition Risk refers to the fact that the elimination of the London Inter-Bank Offered Rate (“LIBOR”) rate may adversely affect the interest rates on, and value of, certain Fund investments that are tied to LIBOR. The U.K. Financial Conduct Authority ceased publishing all LIBOR settings on a representative basis after June 30, 2023, although some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternatives to LIBOR are established or in development in most major currencies and markets are slowly responding to these new rates. It is difficult to predict the full impact of the transition away from LIBOR on the Fund.
•
Securities Lending Risk, which includes the potential insolvency of a borrower and losses due to the re-investment of collateral received on loaned securities in investments that default or do not perform well.
•
Equity Risk, the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.
•
Mortgage-Related and Other Asset-Backed Securities Risk, the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.
•
U.S. Government Securities Risk, which means that although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations
46 MORGAN STANLEY | 2024

issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.
•
Money Market Securities Risk, means that an investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.
•
Foreign (Non-U.S.) Investment Risk, the risk that investing in foreign securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.
•
Currency Risk, the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies.
•
Leveraging Risk, the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.
•
Short Sale Risk, the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.
•
Collateralized Loan Obligations Risk, collateralized loan obligations (“CLOs”) are a type of asset-backed security that is typically structured as a trust collateralized by a pool of loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. In addition to the normal risks associated with fixed income securities, CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the risks of investing in the Fund please see the Fund details section of this Prospectus.
Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Annual Advisory Program Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/wealth-investmentsolutions/cgcm.
MORGAN STANLEY | 2024 47

Annual total returns (%) calendar years

Ultra-Short Term Fixed Income Fund

Fund’s best and worst calendar quarters
Best: 3.64% 2nd quarter 2020
Worst: (2.34)% 1st quarter 2020
Year-to-date: 4.45% (through 3rd quarter 2023)
Average Annual Total Returns
(for the periods ended December 31, 2022)
INCEPTION DATE: 3/8/2016	1 YEAR	5 YEAR	Since Inception
Fund (without advisory program fee)
Return Before Taxes	0.41%	1.32%	1.52%
Return After Taxes on Distributions	(1.58)%	(0.67)%	(0.48)%
Return After Taxes on Distributions and Sale of Fund Shares	0.48%	0.54%	0.69%
FTSE 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	1.50%	1.25%	0.74%
Lipper Ultra-Short Obligations Funds Average	0.09%	1.24%	0.94%
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the FTSE 3-Month U.S. Treasury Bill Index. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
The Fund also compares its performance with the Lipper Ultra-Short Obligations Funds Average. The Lipper Ultra-Short Obligations Funds Average is composed of funds that invest primarily in investment-grade debt issues or better and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days.
Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Wealth Management (“MSWM”), serves as the investment adviser for the Fund. Subject to Board review, the Manager selects and oversees professional money managers (each a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.  The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies.  The Manager allocates and, when appropriate, reallocates the Fund’s assets among one or more Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines.  The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions.  Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.
48 MORGAN STANLEY | 2024

Sub-adviser and portfolio manager
Pacific Investment Management Company LLC (“PIMCO”)
PORTFOLIO MANAGER	SUB-ADVISER OR ADVISER	FUND’S PORTFOLIO MANAGER SINCE
Jerome M. Schneider, Managing Director and Portfolio Manager	PIMCO	Since Inception
Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through an investment advisory program with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
•
The minimum initial aggregate investment in the Morgan Stanley-sponsored investment advisory programs is $1,000.
•
There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
•
Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of this Prospectus.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
MORGAN STANLEY | 2024 49

Alternative Strategies Fund
Investment objective
Long term growth of capital.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Annual Advisory Program Fees
(fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the Consulting Group Advisor, Select UMA or Portfolio Management investment advisory programs (as a percentage of prior quarter-end net assets)*	2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees*	1.20%
Distribution (12b-1) Fees	None
Other Expenses	0.30%
Acquired Fund Fees and Expenses**	1.26%
Total Annual Fund Operating Expenses*	2.76%
Waiver*	(1.00)%
Net Annual Fund Operating Expenses*	1.76%
* CGAS (defined herein) has contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s management fees from exceeding the total amount of sub-advisory fees paid by CGAS plus 0.20% based on average net assets. Because the Fund does not currently have sub-advisers, CGAS will contractually waive 1.00% of its management fees. In addition, CGAS and its affiliates have also separately agreed to waive fees and reimburse expenses in order to keep the Fund’s total annual operating expenses, (exclusive of interest from borrowing, brokerage commissions, taxes, acquired fund fees and expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), from exceeding 0.70%. These contractual arrangements shall remain in effect for at least one year from the date of this prospectus or until such time as the Board of Trustees acts to discontinue all or a portion of such waiver and/or reimbursement when they deem such action is appropriate.
**The Fund may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Fund’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Fund invests. “Acquired Fund Fees and Expenses” in the table is an estimate of those expenses. The estimate is based upon the average allocation of the Fund’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended August 31, 2023. Actual Acquired Fund Fees and Expenses incurred by the Fund may vary with changes in the allocation of Fund assets among the Acquired Funds and with other events that directly affect the fees and expenses of the Acquired Funds. Since “Acquired Fund Fees and Expenses” are not directly borne by the Fund, they are not reflected in the Fund’s financial statements, with the result that the Information presented in the table will differ from that presented in the Financial Highlights.
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Fund’s contractual fee waivers are only reflected in the first year of the example. The figures are calculated based upon total annual Fund operating expenses and a maximum annual fee of 2.00% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
$378	$1,344	$2,315	$4,763
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the Fund seeks to generate long term growth across market cycles with reduced correlation to the equity and fixed income markets. The Fund seeks to achieve its investment objective by allocating its assets among shares of mutual funds, exchange-traded funds or closed-end funds managed by third-party professional money managers (“Underlying Funds”).
The Underlying Funds may apply a variety of alternative investment strategies, but will typically apply one or more of four main investment strategies, including: (i) investments in real asset strategies, (ii) equity-based tactical, value or event-driven strategies, (iii) absolute return strategies that seek to generate returns independent of market conditions, and (iv) equity hedged (i.e., long/short) strategies.
The Underlying Funds’ investment strategies may rely in part on derivative investments, such as futures, forwards, swaps, swaptions, and options, to implement their investment strategies, to generate positive returns, for hedging or risk management purposes, to limit volatility and to provide exposure to an instrument without directly purchasing it. The Underlying Funds’ investments may also include exposure to companies located both in the U.S. and in foreign countries, including companies located in emerging market countries. The Underlying Funds may invest in securities and other investments of all capitalization sizes, including securities and other investment that have exposure to small- and mid-capitalization issues. The Underlying Funds may also invest in investment grade fixed income securities of any maturity or duration.
50 MORGAN STANLEY | 2024

The Fund may, in the future, allocate all or a portion of its assets directly to professional money managers (each, a “Sub-Adviser,” collectively, the “Sub-Advisers”), each of which would be responsible for investing its portion of the Fund’s assets.  Currently, the Fund does not use any Sub-Advisers.
The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.
Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The following principal risks are applicable to the Fund:
•
Allocation Risk, which refers to the risk that the Adviser’s judgment about, and allocations among, strategies through investments in Underlying Funds may adversely affect the Fund’s performance.
•
Closed-end fund risk, which means that since closed-end funds issue a fixed number of shares they typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value per share. The Fund will also bear its pro rata portion of any costs of a closed-end fund in which it invests.
•
Investment company and exchange-traded funds (ETFs) risk, which is when the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.
•
Manager risk, which is the risk that poor selection of Underlying Funds by the Adviser will cause the Fund to underperform.
•
Portfolio turnover risk, due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.
The following principal risks are applicable to the Fund’s investment in Underlying Funds:
•
Absolute Return Investing Risk, which refers to the risk that an Underlying Fund’s investment returns may converge with the investment returns of equity or fixed income markets during a period of declining stock prices, thereby eliminating the diversification benefit that the Underlying Fund expects from the strategies. During these times, the strategies’ correlations could increase, which in turn could increase the Underlying Fund’s overall volatility.
•
Active Management Risk, due to the active management investment strategies used by the Underlying Funds, the Underlying Funds could underperform their benchmark indexes and/or other funds with similar investment objectives and/or strategies.
•
Arbitrage Strategies Risk, which involves engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The Underlying Funds may realize losses or reduced rate of return if underlying relationships among securities in which they take investment positions change in an adverse manner or if a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause an Underlying Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.
•
Alternative Strategies Risk, pursued by the Underlying Funds may be subject to risks including, but not limited to, derivatives risk, liquidity risk, credit risk, commodities risk and risks associated with the use of leverage.
•
Credit and Junk Bond Risk, which means the credit quality of an investment could cause an Underlying Fund to lose money. Non-investment grade securities (sometimes called “high yield securities” or “junk bonds”) involve greater risks of default or downgrade, are more volatile and may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity, which could substantially adversely affect the market value of the securities.
•
Currency Risk, which refers to the risk that as a result of an Underlying Fund’s active positions in currencies and investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged.
•
Derivatives Risk, which means that an Underlying Fund’s use of futures, forwards, options, swaps and swaptions based on fixed income instruments to enhance returns or hedge against market declines subjects the Underlying Fund to potentially greater volatility and/or losses. Even a small investment in futures, forwards, options, swaps and swaptions can have a large impact on an Underlying Fund’s interest rate, securities market and currency exposure. Therefore, using futures, forwards, options, swaps and swaptions can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. An Underlying Fund may not fully benefit from or may lose money on its investment in futures, forwards, options, swaps and swaptions if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other party to certain futures, forwards, options, swaps and swaptions presents the same types of credit risks as issuers of fixed
MORGAN STANLEY | 2024 51

income securities. Investing in futures, forwards, options, swaps and swaptions can also make the Underlying Fund’s assets less liquid and harder to value, especially in declining markets.
•
LIBOR Transition Risk refers to the fact that the elimination of the London Inter-Bank Offered Rate (“LIBOR”) rate may adversely affect the interest rates on, and value of, certain Fund investments that are tied to LIBOR. The U.K. Financial Conduct Authority ceased publishing all LIBOR settings on a representative basis after June 30, 2023, although some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternatives to LIBOR are established or in development in most major currencies and markets are slowly responding to these new rates. It is difficult to predict the full impact of the transition away from LIBOR on the Fund.
•
Event-Linked Exposure Risk, event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events such as hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. If a trigger event occurs, an Underlying Fund may lose a portion of or the entire principal investment in the case of a bond or a portion of or the entire notional amount in the case of a swap. Event-linked exposure instruments often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred, such extension of maturity may increase volatility. Event-linked exposure may also expose an Underlying Fund to liquidity risk and certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
•
Emerging Markets Risk, emerging markets countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. An Underlying Fund also could experience a loss from settlement and custody practices in some emerging markets.
•
Foreign Investment Risk, which means risks unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
•
Foreign Sovereign Debt Securities Risk, the risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.
•
Interest Rate Risk, which is the risk that interest rates rise and fall over time, thereby affecting the value of certain investments of the Fund.
•
Issuer Risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•
Investment Limitation Risk, which refers to the potential that the Fund may want to invest in an Underlying Fund that is not available in sufficient quantities for the Fund to participate fully due to capacity constraints of the strategy.  The Fund may therefore have reduced exposure to a capacity constrained Underlying Fund, which could adversely affect the Fund’s return.
•
Leverage Risk, which means an Underlying Fund’s use of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities and cause the Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.
•
Liquidity Risk exists when securities are difficult or impossible for an Underlying Fund to sell at the time and the price that the Underlying Fund would like due to a limited market or to legal restrictions. These securities may also need to be fair valued.
•
Market Risk, which is the risk that an Underlying Fund will be affected by changes in the markets for the various securities in which the Underlying Fund invests. Environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
•
MLP Risk, which is the risk that, to the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation, and the fact that MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.
•
Short Sale Risk, selling short may produce higher than normal portfolio turnover, result in increased transaction costs and magnify the potential for both gain and loss to an Underlying Fund.
•
Small and Medium Capitalization Company Risk, which is the risk that small and medium capitalization companies in which the Underlying Funds invest may be more vulnerable to adverse business or economic events than larger, more established companies.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the risks of investing in the Fund please see the Fund details section of this Prospectus.
52 MORGAN STANLEY | 2024

Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Annual Advisory Program Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/wealth-investmentsolutions/cgcm.
Annual total returns (%) calendar years

Alternative Strategies Fund

Fund’s best and worst calendar quarters
Best: 6.64% in 2nd quarter 2020
Worst: (9.43)% in 1st quarter 2020
Year-to-date: 2.71% (through 3rd quarter 2023)
Average Annual Total Returns
(for the periods ended December 31, 2022)
INCEPTION DATE: 2/15/2018	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Fund (without advisory program fee)
Return Before Taxes	(2.29)%			2.38%
Return After Taxes on Distributions	(4.23)%			0.38%
Return After Taxes on Distributions and Sale of Fund Shares	0.79%			1.48%
HFRX Global Hedge Index (reflects no deduction for fees, expenses or taxes)	(4.41)%	1.41%	1.76%	1.19%
Lipper Alternative Multi-Strategy	(2.37)%	1.18%	2.17%	1.42%
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the HFRX Global Hedge Index. The benchmark is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies falling within four principal strategies: equity hedge, event driven, macro/CTA and relative value arbitrage. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
Investment adviser and portfolio managers
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Wealth Management (“MSWM”), serves as the investment adviser for the Fund.
PORTFOLIO MANAGERS	ADVISER	FUND’S PORTFOLIO MANAGER SINCE
Andrew Nania, Vice President and Portfolio Manager	CGAS	2023
Sukru Saman, Executive Director	CGAS	Since Inception
MORGAN STANLEY | 2024 53

Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through an investment advisory program with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
•
The minimum initial aggregate investment in the Morgan Stanley-sponsored investment advisory programs is $1,000.
•
There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
•
Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of this Prospectus.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
54 MORGAN STANLEY | 2024

Fund details
Investment objectives, strategies and risks
Large Cap Equity Fund
Investment objective
Capital appreciation.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of large capitalization (or “cap”) companies or in other investments with similar economic characteristics. The Fund defines large cap companies as companies whose market capitalizations typically fall within the range of the Russell 1000® Index. The market capitalization of the companies in large-cap market indices and the Fund’s portfolio changes over time. The Fund may invest up to 10% of its assets in the securities of foreign issuers that are not traded on a U.S. exchange or the U.S. over-the-counter market. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
How the Sub-advisers select the Fund’s investments
BlackRock Financial Management, Inc. (“BlackRock”) will employ a “passive” investment approach. This means that BlackRock will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 1000® Index before deduction of Fund expenses. The Fund will buy or sell securities only when BlackRock believes it is necessary to do so in order to match the performance of the index. Accordingly, it is anticipated that the Fund’s portfolio turnover and trading costs will be lower than those of an “actively” managed fund. However, the Fund has operating and other expenses, while an index does not. Therefore, the Fund will tend to underperform its target index to some degree over time. At times, the portfolio composition of the Fund may be altered (or rebalanced) to reflect changes in the characteristics of the index that the Fund tracks. BlackRock may invest a portion of the account in Exchange Traded Funds (“ETFs”) to reflect a growth or value tilt as directed by the Manager. The percentage of the Fund’s assets allocated to BlackRock is targeted at 58%.
ClearBridge Investments, LLC (“ClearBridge”) invests in large capitalization companies that it believes are dominant in their industries due to product, distribution or service strength. ClearBridge emphasizes individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. ClearBridge attempts to identify established large capitalization companies with the highest growth potential, then analyze each company in detail, ranking its management, strategy and competitive market position. Finally, ClearBridge attempts to identify the best values available among the growth companies identified. ClearBridge may sell a security if it no longer meets the Fund’s investment criteria or for other reasons, including to meet redemptions or to redeploy assets to better investment opportunities.
ClearBridge defines large cap companies as those within the range of the Russell 1000® Index and the strategy may include investments in REITs and ADRs, as well as ordinary shares of non-U.S. companies. ClearBridge may sometimes invest portions of the account in cash equivalents and/or ETFs. The percentage of the Fund’s assets allocated to ClearBridge is targeted at 6%.
Great Lakes Advisors, LLC (“Great Lakes”) In managing its portion of the Fund’s assets, Great Lakes believes that a bottom-up focused portfolio targeting stocks with attractive valuations and improving fundamentals, coupled with a disciplined use of risk controls, has the potential to deliver consistent outperformance as well as protection in down markets with lower volatility than the benchmark. Great Lakes employs an integrated approach which balances quantitative analysis, fundamental research, and risk management guidelines to identify stocks within the broader market that align with this investment philosophy. Great Lakes will sell securities that no longer meet the investment criteria of its portfolio management team and will seek to replace them with stocks deemed to produce a portfolio with a better combination of risk and reward. The percentage of the Fund’s assets allocated to Great Lakes Advisors is targeted at 16%.
Lazard Asset Management LLC (“Lazard”) employs a philosophy based on value creation through its process of bottom-up stock selection for the Fund. Lazard implements a disciplined portfolio construction process. Lazard’s fundamental research seeks to identify investments typically featuring a robust organic cash flow, balance sheet strength and operational flexibility. The percentage of the Fund’s assets allocated to Lazard is targeted at 9%.
Principal Asset Management (“Principal”) In managing its portion of the Fund’s assets, Principal believes that a focus on high quality companies led by owner-operators with attractive valuations and strong business fundamentals, alongside a valuation discipline, has the potential to deliver consistent long-term outperformance. Principal employs fundamental analysis with a focus on risk-adjusted returns over full market cycles to identify stocks within the market that align with its investment philosophy. The percentage of the Fund’s assets allocated to Principal Asset Management is targeted at 11%.
Principal risks
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
•
Market Risk, which is the risk that stock prices decline overall. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely
MORGAN STANLEY | 2024 55

and cause market volatility in both the short- and long-term. Recent examples include pandemic risks related to a coronavirus (COVID-19) and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. Market risk may affect a single company, sector of the economy or the market as a whole.
•
Equity Risk, which is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.
•
Exchange-Traded Funds (“ETFs”) Risk, which is the risk of owning shares of an ETF and generally reflects the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.
•
Investment Style Risk, which means large cap and/or growth stocks could fall out of favor with investors and trail the performance of other types of investments. Many of the risks of this Fund are associated with its emphasis on large cap and growth stocks. Both types of style tend to go in and out of favor. Additionally, the Fund generally will be more volatile than Large Capitalization Value Equity Investments because of the Fund’s focus on growth stocks.
•
Foreign Investment Risk, which means risk unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
•
Securities Lending Risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the re-investment of collateral received on loaned securities in investments that default or do not perform well.
•
Manager Risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
•
Multi-Manager Risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund’s exposure to a particular stock, industry or technique could be greater or smaller than if the Fund had a single Sub-adviser. Also, the Fund may experience a higher portfolio turnover rate, which is the frequency with which the Fund sells and replaces its securities within a given period. Higher turnover can increase the Fund’s transaction costs, thereby lowering its returns. It also may generate more taxable short-term gains for shareholders.
•
Issuer Risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•
Sector Risk, which is the risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Small-Mid Cap Equity Fund
Investment objective
Capital appreciation.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the equity securities of small-mid capitalization (or “cap”) companies or in other investments with similar economic characteristics. The Fund defines small-mid cap companies as companies with market caps not exceeding the highest month-end market cap value of any stock in the Russell 2500® or Russell Mid Cap Index for the previous 12 months, whichever is greater. The Fund may invest up to 10% of its assets in the securities of foreign issuers that are not traded on a U.S. exchange or the U.S. over-the-counter market. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
How the Sub-advisers select the Fund’s investments
Aristotle Capital Boston, LLC (“Aristotle”) invests a majority its net assets in equity securities of small and mid-capitalization companies. Aristotle considers small and mid-capitalization companies to be those companies that, at the time of initial purchase, typically have a market capitalization equal to or less than that of the largest company in the Russell 2500® Index during the most recent 12-month period. The Russell 2500® Index is reconstituted annually. Because small and mid-capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the strategy invests may vary with market conditions. Investments in companies that move above or below the capitalization range may continue to be held by the strategy. The Aristotle strategy is a diversified, quality-oriented
56 MORGAN STANLEY | 2024

portfolio that is managed with a long-term time horizon. The team uses a fundamental, bottom-up approach to identify businesses the team believes possess quality management teams, favorable industry dynamics and attractive or improving financials, and seeks to invest in companies that are trading at meaningful discounts relative to intrinsic value. Research is generated using both qualitative and quantitative inputs to develop an in-depth understanding of individual businesses. The portfolio consists of 80-120 holdings and limits cash to less than 5.0% of the portfolio. Sectors are limited to +/-10% of the weight in the benchmark. The percentage of the Fund’s assets allocated to Aristotle is targeted at 15%.
BlackRock Financial Management, Inc. (“BlackRock”) uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Russell 2500® Index (the “Underlying Index”). The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index. BlackRock may invest a portion of the account in ETFs to reflect a growth or value tilt as directed by the Manager. The percentage of the Fund’s assets allocated to BlackRock is targeted at 42%.
D.F. Dent & Company, Inc. (“DF Dent”) typically invests in U.S.-listed equity securities, consisting of common stocks, real estate investment trusts (“REITS”), and ETFs. DF Dent invests in equity securities of domestic companies that in its view possess superior long-term growth characteristics and have strong, sustainable earnings prospects and reasonably valued stock prices. DF Dent may invest in companies that do not have particularly strong earnings histories but do have other attributes that in its view may contribute to accelerated growth in the foreseeable future. DF Dent relies on selecting individual stocks and does not try to predict when the stock market may rise or fall. DF Dent uses in-house research and other sources to conduct analyses of prospective Fund investments. In purchasing Fund investments, the DF Dent process begins with an initial analysis of prospective Fund investments across a range of industries. DF Dent then uses fundamental research to identify companies that it believes are well managed, are leaders in an industry niche, are consistent producers and/or exhibit sustainable growth. DF Dent may sell a security in the Fund’s portfolio if, for example, DF Dent believes it has become overvalued or its fundamentals have changed. DF Dent may also change the weighting in a stock if it becomes an excessively large position within the Fund due to appreciation. In addition, DF Dent may strategically invest a significant portion of the Fund’s total assets in cash or cash equivalents if in certain market conditions other appropriate investments for the Fund are not available at prices DF Dent believes are favorable to the Fund. The percentage of the Fund’s assets allocated to DF Dent is targeted at 10%.
Neuberger Berman Investment Advisers LLC (“Neuberger”) uses a bottom-up, research driven approach to identify stocks of companies that are available at market prices below Neuberger’s estimate of their intrinsic value and that Neuberger believes has the potential for appreciation in value over time. Neuberger’s estimate of a company’s intrinsic value represents its view of the company’s true, long-term economic value, which may be currently distorted by market inefficiencies. This estimate of intrinsic value represents what Neuberger believes a company could be worth if it is acquired, if its profitability normalizes to its long-term average level, or if its valuation moves in line with valuations of publicly traded peers. Neuberger believes that while markets are often efficient, certain investment opportunities tend to be mispriced due to market inefficiencies. For example, market inefficiencies may exist at times in the small capitalization segment of the market due to a lack of widely available research on these companies. The portfolio managers attempt to exploit these market inefficiencies and look for opportunities to invest in companies they believe to be undervalued, such as companies with complex corporate structures, cyclical business and growing franchises whose growth has been temporarily interrupted.  The percentage of the Fund’s assets allocated to Neuberger is targeted at 11%.
Nuance Investments, LLC (“Nuance”) selects securities for the investment portfolio by using an extensive quantitative screening and fundamental research process that identifies leading businesses selling at a discount to fair value with the potential to generate above-average rates of returns over time. Nuance seeks to identify companies across a range of industries and market sectors that have leading and sustainable market share positions, above-average financial strength, and are trading at a discount to Nuance’s internal view of intrinsic value. Nuance may sell an investment when it achieves or surpasses Nuance’s proprietary view of intrinsic value or when a security’s competitive position or financial situation erodes beyond Nuance’s expectations. The percentage of the Fund’s assets allocated to Nuance is targeted at 12%.
Westfield Capital Management Company, L.P. (“Westfield”) uses a fundamental bottom-up research approach, which seeks to identify reasonably priced stocks with high earnings potential. In order to seek the highest returns with the least degree of risk, Westfield generally favors stocks that, in the judgment of the firm, have: (i) sizeable management ownership; (ii) strong financial conditions; (iii) sufficient cash flow to fund growth internally; and (iv) strong pricing power. Westfield also considers factors such as earnings growth forecasts, price target estimates, total return potential, and business developments. Stocks may be sold when Westfield believes that the stocks no longer represent attractive investment opportunities, based on the factors
MORGAN STANLEY | 2024 57

described above. The percentage of the Fund’s assets allocated to Westfield is targeted at 10%.
Principal risks
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
•
Market Risk, which is the risk that stock prices decline overall. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. Recent examples include pandemic risks related to a coronavirus (COVID-19) and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. Market risk may affect a single company, sector of the economy or the market as a whole.
•
Equity Risk, which is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.
•
Exchange-Traded Funds (“ETFs”) Risk, which is the risk of owning shares of an ETF and generally reflects the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.
•
Investment Style Risk, which means small cap and/or growth stocks could fall out of favor with investors and trail the performance of other types of investments. Many of the risks of this Fund are associated with its emphasis on small cap and growth stocks. Both types of style tend to go in and out of favor.
•
Small-Mid Cap Risk, which refers to the fact that historically, small-mid cap stocks have been riskier than large cap stocks. Small-mid cap companies tend to be more vulnerable to adverse business and economic events than larger, more established companies. Small-mid cap companies tend to have more limited product lines, capital resources and/or management depth. Small-mid cap companies tend to be more sensitive to changes in earnings results and forecasts and investor expectations and will experience sharper swings in market values. At times, small-mid cap stocks may be less liquid and harder to sell at prices the Sub-advisers believe are appropriate. Additionally, the Fund generally will be more volatile than large cap funds because of the Fund’s focus on small-mid cap stocks. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
•
Foreign Investment Risk, which means risk unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
•
Securities Lending Risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the re-investment of collateral received on loaned securities in investments that default or do not perform well.
•
Manager Risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
•
Multi-Manager Risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund’s exposure to a particular stock, industry or technique could be greater or smaller than if the Fund had a single Sub-adviser. Also, the Fund may experience a higher portfolio turnover rate, which is the frequency with which the Fund sells and replaces its securities within a given period. Higher turnover can increase the Fund’s transaction costs, thereby lowering its returns. It also may generate more taxable short-term gains for shareholders.
•
Issuer Risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•
Sector Risk, which is the risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
International Equity Fund
Investment objective
Capital appreciation.
58 MORGAN STANLEY | 2024

Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the equity securities of companies located outside the U.S. The Fund focuses on companies located in developed markets, but also may invest a portion of its assets in securities of companies located in emerging markets. The Fund intends to diversify its assets by investing primarily in securities of issuers located in at least three foreign countries. The Fund may attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions or currency swaps and trading currency futures contracts and options on these futures. However, a Sub-adviser (as defined below) may choose not to, or may be unable to, hedge the Fund’s currency exposure. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
How the Sub-advisers select the Fund’s investments
BlackRock Financial Management, Inc. (“BlackRock”) will employ a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE® Index (Net). The Fund will be substantially invested in securities in the MSCI EAFE® Index (Net), and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI EAFE® Index (Net). The Fund will invest in a statistically selected sample of equity securities included in the MSCI EAFE® Index (Net) and in derivative instruments linked to the MSCI EAFE® Index (Net). Equity securities include common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. The Fund will, under normal circumstances, invest in all of the countries represented in the MSCI EAFE® Index (Net). The Fund may not, however, invest in all of the companies within a country represented in the MSCI EAFE® Index (Net), or in the same weightings as in the MSCI EAFE® Index (Net). The percentage of the Fund’s assets allocated to BlackRock is targeted at 35%.
Causeway Capital Management LLC (“Causeway”) follows a value style, performing fundamental research supplemented by quantitative analysis. Beginning with a universe of companies throughout the non-U.S. developed and emerging markets, Causeway uses quantitative market capitalization and valuation screens to narrow the potential investment candidates to approximately 2,000 securities. To select investments, Causeway then performs fundamental research, which generally includes company specific research, company visits, and interviews of suppliers, customers, competitors, industry analysts, and experts. Causeway also applies a proprietary quantitative risk model to adjust return forecasts based on risk assessments. Using a value style means that Causeway buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound. Causeway considers whether a company has each of the following value characteristics in purchasing or selling securities for the Fund: (i) low price-to earnings ratio relative to the sector, (ii) high yield relative to the market, (iii) low price-to-book value ratio relative to the market, (iv) low price-to-cash flow ratio relative to the market, and (v) financial strength. Generally, price-to-earnings ratio and yield are the most important factors. The percentage of the Fund’s assets allocated to Causeway is targeted at 24%.
Schroder Investment Management North America Inc. (“Schroders”) seeks to invest in securities of international companies where it has identified a significant growth gap, which is defined as forward earnings growth that is not yet recognized by the market. Schroders leverages the extensive knowledge of, and recommendations generated by, approximately 100 regional analysts located across the globe. The strongest ideas of these local analysts are then overlaid with the global perspective of an international team of global sector specialists. In Schroders’ view, this combination of local expertise and global analysis provides an optimal framework for identifying strong investment candidates and building high-quality efficient portfolios across multiple regions and sectors. The percentage of the Fund’s assets allocated to Schroders is targeted at 16%. Schroder Investment Management North America Limited, an affiliate of Schroders, serves as sub-adviser to the portion of the Fund’s assets allocated to Schroders.
Victory Capital Management, Inc., (“Victory Capital”) pursues the Fund’s investment objective by investing primarily in equity securities of companies principally in countries represented in the S&P® Developed ex-U.S. SmallCap Index (“Index”). Under normal circumstances, at least 80% of the Fund’s assets will be invested in securities of small-capitalization companies. The Sub-adviser considers any company with a market capitalization at the time of purchase that is within such country’s smallest 15% based on market capitalization to be a small-capitalization company. The size of companies in the Index changes with market conditions and the composition of the Index. The Sub-adviser employs a bottom-up investment approach that emphasizes individual stock selection. The Sub-adviser’s investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts high profitability and companies with a strong or positively trending environmental, social, and governance (“ESG”) profile. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, tends to have a below-average price-to-earnings ratio and an above-average
MORGAN STANLEY | 2024 59

earnings growth trend and above average return on invested capital. ESG investing considerations are not a primary or exclusive factor, but rather an additional inclusive consideration to Victory Capital’s process. The Fund’s investment allocation to countries and sectors tends to approximate the country and sector allocations of the Index, which concentrates its exposure in one or more countries, regions or sectors. The Index consists of the stocks representing the lowest 15% of float-adjusted market capitalization in each country other than the U.S. represented in the S&P® Developed Broad Market Index (BMI). The S&P® Developed BMI includes all listed shares of companies from 24 developed countries with float-adjusted market capitalizations of at least US$100 million and annual trading value of at least US$50 million. The Fund normally invests in a minimum of ten countries. The percentage of the Fund’s assets allocated to Victory Capital is targeted at 8%.
The Adviser regularly reviews the Fund’s investments and will sell a security if the Adviser believes there has been a deterioration in the rank of the security in accordance with the Adviser’s process, the security’s valuation has become unattractive relative to other stocks in the universe or other available investments are considered to be more attractive.
Walter Scott & Partners Limited (“Walter Scott”) believes that, over time, the returns derived from investing in the shares of a company will reflect the internal wealth generated by that business. By investing in companies capable of sustaining exceptional rates of internal wealth creation over the long term, superior investment returns can be achieved. In-house fundamental research, rigorous analysis and collegiate decision-making are at the core of Walter Scott’s investment process. Walter Scott’s long-term strategy is to protect and grow its client’s assets over time by acting as responsible stewards of capital. To deliver this strategy effectively, the firm must seek to understand as fully as possible the risks and opportunities, including those relating to sustainability, faced by the companies in which it invests and the impact these could have on the performance of its clients’ investments. The team-based approach draws on the combined knowledge and experience of investment professionals. Collective discussion and debate around investment ideas and all portfolio holdings is integral to the investment approach. The industrial and geographic structure of portfolios reflects the bottom-up stock selection process, rather than the composition of indices. Portfolios are comprised of a carefully selected group of companies that satisfy Walter Scott’s strict investment criteria and the firm expects 100% of the alpha to come either directly or indirectly from stock selection. Walter Scott’s investment style is long-term growth at a reasonable price, paying close attention to valuation. The percentage of the Fund’s assets allocated to Walter Scott is targeted at 17%.
Principal risks
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
•
Market Risk, which is the risk that stock prices decline overall. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. Recent examples include pandemic risks related to a coronavirus (COVID-19) and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. Market risk may affect a single company, sector of the economy or the market as a whole.
•
Equity Risk, which is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.
•
Foreign Investment Risk, which means risks unique to investing in foreign issuers. These include:
•
Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices.
•
Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Sub-advisers may not be able to sell securities held by the Fund in amounts and at prices they consider reasonable. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
•
Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Fund invests.
•
Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on the Fund’s ability to bring its capital or income back to the U.S. or on security prices.
•
Withholding and other foreign taxes may decrease the Fund’s return.
•
Currency Risk, which refers to the risk that as a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged. In either event, the value of your investment in the Fund would be adversely affected.
60 MORGAN STANLEY | 2024

•
Forwards, Futures, Options and Swaps Risk, which means that the Fund’s use of forwards, futures, options and swaps to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. Forwards, futures, options and swaps will obligate or entitle the Fund to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in forwards, futures, options or swaps can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using forwards, futures, options or swaps can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on its investment in forwards, futures, options or swaps if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other party to certain forward, futures or swap contracts presents the same types of credit risks as issuers of fixed income securities. Investing in forwards, futures, options or swaps can also make the Fund’s assets less liquid and harder to value, especially in declining markets. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
•
Emerging Markets Risk, which refers to the fact that the market value for emerging market equity securities historically has been very volatile and an investment in the Fund involves a substantial degree of risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
•
Small and Mid Cap Risk, which refers to the fact that historically, small and mid cap stocks have been riskier than large cap stocks. Small and mid cap companies tend to be more vulnerable to adverse business and economic events than larger, more established companies. Small and mid cap companies tend to have more limited product lines, capital resources and/or management depth. Small and mid cap companies tend to be more sensitive to changes in earnings results and forecasts and investor expectations and will experience sharper swings in market values. At times, small and mid cap stocks may be less liquid and harder to sell at prices the Sub-advisers believe are appropriate. Additionally, the Fund generally will be more volatile than large cap funds because of the Fund’s focus on small and mid cap stocks. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
•
Securities Lending Risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the re-investment of collateral received on loaned securities in investments that default or do not perform well.
•
Manager Risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
•
Multi-Manager Risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund’s exposure to a particular stock, industry or technique could be greater or smaller than if the Fund had a single Sub-adviser. Also, the Fund may experience a higher portfolio turnover rate, which is the frequency with which the Fund sells and replaces its securities within a given period. Higher turnover can increase the Fund’s transaction costs, thereby lowering its returns. It also may generate more taxable short-term gains for shareholders.
•
LIBOR Transition Risk refers to the fact that the elimination of the London Inter-Bank Offered Rate (“LIBOR”) rate may adversely affect the interest rates on, and value of, certain Fund investments that are tied to LIBOR. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, ceased publishing all LIBOR settings on a representative basis after June 30, 2023, although some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.
•
Issuer Risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•
Sector Risk, which is the risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more
MORGAN STANLEY | 2024 61

heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Emerging Markets Equity Fund
Investment objective
Long-term capital appreciation.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of issuers organized, domiciled or with substantial operations in emerging markets countries, which are defined as countries included in an emerging markets index by a recognized index provider, such as the MSCI Emerging Markets Index (Net), or characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging countries with even smaller national economies. To diversify its investments, the Fund invests primarily in securities of issuers located in at least three foreign countries. The Fund also may invest a portion of its assets in closed-end investment companies that invest in emerging markets. The Fund may attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures; however, a Sub-adviser (as defined below) may choose not to, or may be unable to, hedge the Fund’s currency exposure. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
How the Sub-advisers select the Fund’s investments
BlackRock Financial Management, Inc. (“BlackRock”) will employ a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI Emerging Markets Index (Net). The Fund will be substantially invested in securities in the MSCI Emerging Markets Index (Net), and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI Emerging Markets Index (Net). The Fund will invest in a statistically selected sample of equity securities included in the MSCI Emerging Markets Index (Net) and in derivative instruments linked to the MSCI Emerging Markets Index (Net). Equity securities include common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. The Fund will, under normal circumstances, invest in all of the countries represented in the MSCI Emerging Markets Index (Net). The Fund may not, however, invest in all of the companies within a country represented in the MSCI Emerging Markets Index (Net), or in the same weightings as in the MSCI Emerging Markets Index (Net). The percentage of the Fund’s assets allocated to BlackRock is targeted at 35%.
Lazard Asset Management LLC (“Lazard”) manages a relative value strategy (“Strategy”) and invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal business activities are located in emerging or developing market countries. The Strategy is based on value creation through a process of bottom-up stock selection. The Strategy consists of an analytical framework, accounting validation, fundamental analysis and portfolio construction parameters. In the Strategy, assets are invested in companies that are believed to be undervalued based on their earnings, cash flow or asset values. The percentage of the Fund’s assets allocated to Lazard is targeted at 17.5%.
Martin Currie Inc. (“Martin Currie”) employs an active management approach, attempting to invest in a portfolio of assets whose performance is expected to exceed that of the MSCI Emerging Markets Index (Net). Martin Currie seeks to invest in companies that can generate economic value in excess of the market’s existing expectations. The Sub-adviser adopts a long-term view when making this assessment, believing that a three- to five-year investment horizon best captures such opportunities. Martin Currie adopts a fundamental, bottom-up approach aiming to identify companies with sustainable growth potential with this research being enhanced by consideration of top-down risks that could impact the investment case. In addition, environmental, social and governance (ESG) factors are fully integrated into the process. The percentage of the Fund’s assets allocated to Martin Currie is targeted at 30%.
Van Eck Associates Corporation (“VanEck”) seeks long-term capital appreciation by investing primarily in securities of companies that are organized in, maintain at least 50% of their assets in, or derive at least 50% of their revenues from, emerging market countries. VanEck has broad discretion to identify countries that it considers to qualify as emerging markets. VanEck selects emerging market countries that the Fund will invest in based on VanEck’s evaluation of economic fundamentals, legal structure, political developments and other specific factors VanEck believes to be relevant. Utilizing qualitative and quantitative measures, the Fund’s portfolio manager seeks to invest in reasonably-priced companies that have strong structural growth potential. The portfolio manager seeks attractive investment opportunities in all areas of emerging markets and utilizes a flexible investment approach across all market capitalizations. VanEck seeks to (i) integrate financially-material environmental, social and governance (“ESG”) factors into the Fund’s investment process and (ii) reduce material exposure to issuers that VanEck deems
62 MORGAN STANLEY | 2024

controversial in the ESG universe. The Fund’s holdings may include issues denominated in currencies of emerging market countries, investment companies (like country funds) that invest in emerging market countries, and American Depositary Receipts, and similar types of investments, representing emerging market securities. The percentage of the Fund’s assets allocated to VanEck is targeted at 17.5%.
Principal risks
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
•
Market Risk, which is the risk that stock prices decline overall. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. Recent examples include pandemic risks related to a coronavirus (COVID-19) and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. Market risk may affect a single company, sector of the economy or the market as a whole.
•
Equity Risk, which is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.
•
Foreign Investment Risk, which means risks unique to investing in foreign issuers. These include:
•
Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices.
•
Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Sub-advisers may not be able to sell securities held by the Fund in amounts and at prices they consider reasonable. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
•
Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Fund invests.
•
Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on the Fund’s ability to bring its capital or income back to the U.S. or on security prices.
•
Withholding and other foreign taxes may decrease the Fund’s return.
•
Emerging Markets and Frontier Markets Risk, emerging markets countries, which are generally defined as countries that may be represented in a market index such as the MSCI Emerging Markets Index (Net) or having per capita income in the low to middle ranges, as determined by the World Bank. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging countries with even smaller national economies. In addition to foreign investment and currency risks, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets. These risks tend to be even more prevalent in frontier market countries. The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets more than more developed markets. Frontier market countries may also be more affected by government activities than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries. Although all of these risks are generally heightened with respect to frontier market countries, they also apply to emerging market countries.
•
Currency Risk, which refers to the risk that as a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged. In either event, the value of your investment in the Fund would be adversely affected.
•
Forwards, Futures and Options Risk, which means that the Fund’s use of forwards, futures and options to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. Futures or options will obligate or entitle the Fund to deliver or receive an asset or a cash payment based on the change in value of one or more designated currencies or indices. Even a small investment in forwards, futures or options can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using forwards, futures and options can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit
MORGAN STANLEY | 2024 63

from or may lose money on its investment in forwards, futures or options if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other party to certain forwards, futures or options presents the same types of credit risks as issuers of fixed income securities. Investing in forwards, futures and options can also make the Fund’s assets less liquid and harder to value, especially in declining markets. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
•
Closed-End Investment Company Risk, which means that since closed-end investment companies issue a fixed number of shares they typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value per share. The Fund will also bear its pro rata portion of any costs of a closed-end fund in which it invests.
•
Securities Lending Risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the re-investment of collateral received on loaned securities in investments that default or do not perform well.
•
Strategy Risk, the Fund invests a portion of its assets in stocks believed by a Sub-adviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value.  The Fund also invests a portion of its assets in stocks believed by a Sub-adviser to have the potential for growth, but that may not realize such perceived growth potential for extended periods of time or may never realize such perceived growth potential.  Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential.  The stocks in which the Fund invests may respond differently to market and other developments than other types of stocks.
•
Manager Risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
•
Multi-Manager Risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund’s exposure to a particular stock, industry or technique could be greater or smaller than if the Fund had a single Sub-adviser. Also, the Fund may experience a higher portfolio turnover rate, which is the frequency with which the Fund sells and replaces its securities within a given period. Higher turnover can increase the Fund’s transaction costs, thereby lowering its returns. It also may generate more taxable short-term gains for shareholders.
•
Issuer Risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•
LIBOR Transition Risk refers to the fact that the elimination of the London Inter-Bank Offered Rate (“LIBOR”) rate may adversely affect the interest rates on, and value of, certain Fund investments that are tied to LIBOR. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, ceased publishing all LIBOR settings on a representative basis after June 30, 2023, although some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.
•
Sector Risk, which is the risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Core Fixed Income Fund
Investment objective
Maximum total return, consistent with preservation of capital and prudent investment management.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income instruments. Fixed income instruments include securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (note that securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including
64 MORGAN STANLEY | 2024

hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on fixed income instruments and reverse repurchase agreements on fixed income instruments; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.
The Fund may also invest in derivatives based on fixed income instruments, including futures, forwards, options, swaps, and swaptions, and may use other investment techniques such as mortgage dollar rolls, buy-backs and securities lending to earn additional income. The Fund also may engage in short sales. The Fund may also invest in Exchange-Traded Funds (“ETFs”) to gain exposure to a particular portion of the market while allocating assets among Sub-advisers (as defined below), transitioning the Fund’s portfolio or awaiting an opportunity to purchase securities directly.
Investments may be structured to provide all types of interest rate payments, including fixed, variable, floating, inverse, zero or interest-only rates of interest. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest in currency spot and forward transactions for the purpose of active currency exposure. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund’s total assets. The Fund may invest up to 15% in emerging market securities. The Fund may also invest up to 10% of its total assets in preferred stocks, convertible securities and other equity-related securities. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.
Credit quality. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in non-investment grade securities (sometimes called “high yield securities” or “junk bonds”) rated CCC- or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Sub-advisers to be of comparable quality.
Duration. The Fund’s average portfolio duration, as calculated by the Sub-advisers, normally ranges within two years (plus or minus) of the duration of the benchmark index. Duration is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. Maturity means the date on which the principal amount of a debt security is due and payable. Individual investments may be of any maturity.
How the Sub-advisers select the Fund’s investments
BlackRock Financial Management, Inc. (“BlackRock”) employs a relative value approach, which identifies Fund duration within a desired narrow range and adds value through sector and sub-sector rotation within the corporate and mortgage sectors. BlackRock evaluates securities within a risk management framework, which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of securities. The percentage of the Fund’s assets allocated to BlackRock is targeted at 33%.
Metropolitan West Asset Management LLC (“MetWest”) utilizes five value-added principal strategies in selecting investments: (1) duration management, (2) yield curve positioning, (3) sector allocation, (4) security selection, and (5) opportunistic execution. The first three strategies are top-down in orientation and start with a decision of where duration should be established (within a plus-or-minus one-year range from the benchmark). The bottom-up strategies of security selection and execution involve the day-to-day evaluation of the fixed income market to identify value opportunities across sectors and informed negotiation of prices at which transactions take place. The percentage of the Fund’s assets allocated to MetWest is targeted at 33%.
Western Asset Management Company (“Western”) focuses on investment grade, long-term debt securities, and emphasizes four key strategies to enhance total return: adjusting the allocation of the Fund among the key sectors of the fixed income market—government, corporate and mortgage- and asset-backed—depending on Western’s forecast of relative values; purchasing undervalued securities in each of the key sectors, while keeping overall quality high; tracking the duration of the overall Fund so that it falls within a narrow band relative to the benchmark index, with adjustments made to reflect Western’s long-term outlook for interest rates; and positioning the term structure of the Fund to take advantage of market developments. The percentage of the Fund’s assets allocated to Western is targeted at 34%.
Principal risks
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
•
Market Risk, which is the risk that the Fund will be affected by broad changes in the fixed income markets.  The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in
MORGAN STANLEY | 2024 65

currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market. Environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. Recent examples include pandemic risks related to a coronavirus (COVID-19) and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.
•
Interest Rate Risk, which is the risk that interest rates rise and fall over time. As the yields of the underlying investments change over time, the Fund’s yield will change. When interest rates are low, the Fund’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Fund’s share price to fall. The longer the Fund’s maturity or duration, the more sensitive its share price will be to interest rate movements. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.
•
Credit and Junk Bond Risk, which means the credit quality of an investment could cause the Fund to lose money. Although the Fund invests primarily in investment grade securities, the Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Non-investment grade securities (sometimes called “high yield securities” or “junk bonds”) involve greater risks of default or downgrade and are more volatile than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. Additionally, issuers of non-investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.
•
Prepayment and Extension Risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price. Additionally, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.
•
U.S. Government Securities Risk, it means that U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored entities. U.S. Government securities include issues by non-governmental entities (such as financial institutions) that carry direct guarantees from U.S. Government agencies as part of government initiatives in response to a market crisis or otherwise. Although the U.S. Government guarantees principal and interest payments on securities issued by the U.S. Government and some of its agencies, such as securities issued by the Government National Mortgage Association, this guarantee does not apply to losses resulting from declines in the market value of these securities. U.S. Government securities include zero coupon securities that make payments of interest and principal only upon maturity, which tend to be subject to greater volatility than interest bearing securities with comparable maturities. Some of the U.S. Government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. Government, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The maximum potential liability of the issuers of some U.S. Government securities may greatly exceed their current resources, including any legal right to support from the U.S. Government. Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates.
•
Convertible Securities and Preferred Stocks Risk, convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates
66 MORGAN STANLEY | 2024

decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (junk bonds) or not rated and are subject to credit risk and prepayment risk.
•
Mortgage-Backed Securities Risk, exists when the Fund invests in mortgage-backed securities which represent an interest in a pool of mortgages. Mortgage-backed securities are subject to prepayment and extension risk, but the negative effect of a rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of a portfolio. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.
•
Asset-Backed Securities Risk, exists when the Fund invests in asset-backed securities which are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Asset-backed securities are subject to many of the same risks as mortgage-backed securities including prepayment and extension risk. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
•
Portfolio Turnover Risk, which is the risk that due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.
•
Liquidity Risk exists when securities are difficult or impossible for the Fund to sell at the time and the price that the Fund would like due to a limited market or to legal restrictions. This may result in a loss or may otherwise be costly to the Fund. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. These securities may also need to be fair valued.
•
Derivatives Risk, which means that the Fund’s use of futures, forwards, options, swaps and swaptions based on fixed income instruments to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. Futures, forwards, options, swaps and swaptions will obligate or entitle the Fund to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in futures, forwards, options, swaps and swaptions can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using futures, forwards, options, swaps and swaptions can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on its investment in futures, forwards, options, swaps and swaptions if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other party to certain futures, forwards, options, swaps and swaptions presents the same types of credit risks as issuers of fixed income securities. Investing in futures, forwards, options, swaps and swaptions can also make the Fund’s assets less liquid and harder to value, especially in declining markets. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
•
Leverage Risk, which means the Fund creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Fund shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage also may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.
•
Foreign Investment Risk, which means risks unique to investing in foreign issuers. These include:
•
Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices.
•
Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Sub-advisers may not be able to sell securities held by the Fund in amounts and at prices they consider reasonable.
•
Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Fund invests.
•
Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on the Fund’s ability to bring its capital or income back to the U.S. or on security prices.
•
Withholding and other foreign taxes may decrease the Fund’s return.
•
Emerging Markets Risk, which refers to the fact that the market value for emerging market equity securities historically has been very volatile and an investment in the Fund involves a substantial degree of risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
MORGAN STANLEY | 2024 67

•
Currency Risk, which refers to the risk that as a result of the Fund’s active positions in currencies and investments in securities denominated in, and/or receiving revenues in foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the value of your investment in the Fund would be adversely affected.
•
Short Sale Risk, selling short may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. In addition, selling short magnifies the potential for both gain and loss to the Fund. The larger the Fund’s short position, the greater the potential for gain and loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.
•
Securities Lending Risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the re-investment of collateral received on loaned securities in investments that default or do not perform well.
•
Delayed Funding Loans and Revolving Credit Facilities Risk, the Fund’s investments in delayed funding loans and revolving credit facilities may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when such company’s financial condition makes it unlikely that such additional funding commitments will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.
•
Event-Linked Exposure Risk, event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion of or the entire principal investment in the case of a bond or a portion of or the entire notional amount in the case of a swap. Event-linked exposure instruments often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.
•
Repurchase Agreements and Reverse Repurchase Agreements Risk, is the risk that in the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
•
LIBOR Transition Risk refers to the fact that the elimination of the London Inter-Bank Offered Rate (“LIBOR”) rate may adversely affect the interest rates on, and value of, certain Fund investments that are tied to LIBOR. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, ceased publishing all LIBOR settings on a representative basis after June 30, 2023, although some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.
•
Manager Risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
•
Multi-Manager Risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund’s exposure to a particular stock, industry or technique could be greater or smaller than if the Fund had a single Sub-adviser. Also, the Fund may experience a higher portfolio turnover rate, which is the frequency with which the Fund sells and replaces its securities within a given period. Higher turnover can increase
68 MORGAN STANLEY | 2024

the Fund’s transaction costs, thereby lowering its returns. It also may generate more taxable short-term gains for shareholders.
•
Issuer Risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•
Exchange-Traded Funds (“ETFs”) Risk, which is the risk of owning shares of an ETF and generally reflects the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.
High Yield Fund
Investment objective
A high level of current income primarily through investment in below-investment grade debt securities.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. dollar-denominated high yield fixed income securities of corporate issuers rated below investment grade by two or more nationally recognized statistical rating organizations (commonly called “junk bonds”), or, if unrated, of equivalent quality as determined by the Sub-advisers. These securities include all types of debt obligations, such as corporate bonds and notes, collateralized mortgage obligations and variable and floating rate securities. The Fund may invest up to 20% of its assets in securities not denominated in U.S. dollars, including securities of issuers located in emerging market foreign countries. The Fund also may invest up to 20% of its assets in equity and equity-related securities, including common stock, convertible securities, preferred stock, warrants and rights. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
Credit quality. The Fund invests primarily in high yield securities or junk bonds.
Duration. The Fund’s average portfolio duration, as calculated by the Sub-advisers (as defined below), ranges from two to six years. Duration is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. Maturity means the date on which the principal amount of a debt security is due and payable. Individual securities may be of any maturity.
How the Sub-advisers select the Fund’s investments
PineBridge Investments LLC (“PineBridge”) PineBridge’s High Yield Bond Strategy (the “strategy”) seeks to achieve its objective by investing primarily in a diversified portfolio of high-yield, lower-quality fixed-income securities of U.S. and foreign issuers, the risks of which are, in the judgement of PineBridge, consistent with the Strategy’s investment objective. PineBridge applies a team oriented fundamental analysis approach to the investment decision-making process to uncover value in the marketplace. By applying in-depth fundamental research to determine individual issuer weights as well as aggregate sector weights and by constantly monitoring those securities selected to avoid unexpected events, they seek to achieve consistent outperformance over an economic cycle. The investment process is focused on bottom-up credit analysis and security selection, driven by a proprietary credit rating process. The credit rating process specifically focuses on three sequential steps: evaluation of credit risk, appropriately pricing credit risk, and identifying and monitoring issuer specific metrics for early warning of changes in credit risk. Bonds are selected on a company by company basis with the goal of being appropriately compensated for the credit risk.
Under normal circumstances, the Strategy invests at least 80% of its net assets in non-investment grade debt securities, commonly called “high yield” or “junk” bonds. Such bonds include debt securities rated BB+ or lower by S&P Global Ratings, a division of S&P Global Inc. (“S&P”), or comparably rated by another recognized statistical rating organization (“NRSRO”), or, if unrated, determined by PineBridge to be of comparable quality.
The Strategy also may invest up to 20% of its total assets in debt securities that are considered investment grade. Such securities include those rated BBB+, BBB or BBB- by S&P (or comparably rated by another NRSRO, or, if unrated, determined by PineBridge to be of comparable quality). The Strategy may invest in fixed-income securities of any maturity and in companies of any size, but intends to invest primarily in intermediate and long-term corporate obligations. The Strategy may also invest in foreign debt securities that are denominated in U.S. dollars or foreign currencies. The percentage of the Fund’s assets allocated to PineBridge is targeted at 50%. Such securities include those rated BBB+, BBB or BBB- by S&P (or comparably rated by another NRSRO, or, if unrated, determined by PineBridge to be of comparable quality). The Strategy may invest in fixed-income securities of any maturity and in companies of any size, but intends to invest primarily in intermediate and long-term corporate obligations. The Strategy may also invest in foreign debt securities that are denominated in U.S. dollars or foreign currencies. The percentage of the Fund’s assets allocated to PineBridge is targeted at 50%.
Western Asset Management Company (“Western”) seeks to minimize risk and maximize return through diversification among industry, quality and security sectors. In deciding among the securities in which the fund may invest, Western
MORGAN STANLEY | 2024 69

takes into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security as well as other factors, including the fund’s effective duration and prevailing and anticipated market conditions. Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer.) Western uses a team-based approach that uses “bottom-up” research, meaning that Western focuses on analysis of individual investments, without over-emphasizing broad economic of market cycles. Using this approach, Western seeks to identify attractive industries and analyze individual companies and issuers for appropriate credit parameters and total rate of return potential. Western’s goal is to invest in companies with superior management teams and with strong track records, that have defensible market positions, strong cash flow generation and growth prospects, and underlying asset values under several different scenarios. The percentage of the Fund’s assets allocated to Western is targeted at 50%.
Principal risks
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
•
Market Risk, which is the risk that the Fund will be affected by broad changes in the fixed income markets.  The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market. Environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. Recent examples include pandemic risks related to a coronavirus (COVID-19) and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.
•
Derivatives Risk, which means that the Fund’s use of futures, forwards, options, swaps and swaptions based on fixed income instruments to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. Futures, forwards, options, swaps and swaptions will obligate or entitle the Fund to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in futures, forwards, options, swaps and swaptions can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using futures, forwards, options, swaps and swaptions can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on its investment in futures, forwards, options, swaps and swaptions if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other party to certain futures, forwards, options, swaps and swaptions presents the same types of credit risks as issuers of fixed income securities. Investing in futures, forwards, options, swaps and swaptions can also make the Fund’s assets less liquid and harder to value, especially in declining markets. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
•
Equity Risk, which is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.
•
Interest Rate Risk, which is the risk that interest rates rise and fall over time. As the yields of the underlying investments change over time, the Fund’s yield will change. When interest rates are low, the Fund’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Fund’s share price to fall. The longer the Fund’s maturity or duration, the more sensitive its share price will be to interest rate movements. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.
•
Credit and Junk Bond Risk, which means the credit quality of an investment could cause the Fund to lose money. Investment in high yield securities or junk bonds involves substantial risk of loss. The Fund could lose money if the issuer or guarantor of a Fund security or a counterparty to a derivative contract fails to make timely payment or otherwise
70 MORGAN STANLEY | 2024

honor its obligations. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment- grade securities due to actual or perceived changes in an issuer’s creditworthiness. Additionally, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.
•
Prepayment and Extension Risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower than market rates of interest, which could hurt the Fund’s yield or share price. Additionally, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.
•
Mortgage-Backed Securities Risk, exists when the Fund invests in mortgage-backed securities which represent an interest in a pool of mortgages. Mortgage-backed securities are subject to prepayment and extension risk but the negative effect of a rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of a portfolio. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.
•
Asset-Backed Securities Risk, exists when the Fund invests in asset-backed securities which are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Asset-backed securities are subject to many of the same risks as mortgage-backed securities including prepayment and extension risk. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
•
Liquidity Risk, exists when securities are difficult or impossible for the Fund to sell at the time and the price that the Fund would like due to a limited market or to legal restrictions. This may result in a loss or may otherwise be costly to the Fund. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. These securities may also need to be fair valued.
•
LIBOR Transition Risk refers to the fact that the elimination of the London Inter-Bank Offered Rate (“LIBOR”) rate may adversely affect the interest rates on, and value of, certain Fund investments that are tied to LIBOR. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, ceased publishing all LIBOR settings on a representative basis after June 30, 2023, although some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.
•
Foreign Investment Risk, which means risks unique to investing in foreign issuers. These include:
•
Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices.
•
Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Sub-advisers may not be able to sell securities held by the Fund in amounts and at prices they consider reasonable. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
•
Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Fund invests.
•
Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on the Fund’s ability to bring its capital or income back to the U.S. or on security prices.
•
Withholding and other foreign taxes may decrease the Fund’s return.
•
Emerging Markets Risk, which refers to the fact that the market value for emerging market equity securities historically has been very volatile and an investment in the Fund involves a substantial degree of risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging
MORGAN STANLEY | 2024 71

market countries may grow at slower rates than expected or suffer a downturn or recession. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
•
Currency Risk, which refers to the risk that as a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged. In either event, the value of your investment in the Fund would be adversely affected.
•
Convertible Securities and Preferred Stocks Risk, convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (junk bonds) or not rated and are subject to credit risk and prepayment risk.
•
Short Sale Risk, selling short may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. In addition, selling short magnifies the potential for both gain and loss to the Fund. The larger the Fund’s short position, the greater the potential for gain and loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.
•
Securities Lending Risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the re-investment of collateral received on loaned securities in investments that default or do not perform well.
•
Manager Risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
•
Multi-Manager Risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund’s exposure to a particular stock, industry or technique could be greater or smaller than if the Fund had a single Sub-adviser. Also, the Fund may experience a higher portfolio turnover rate, which is the frequency with which the Fund sells and replaces its securities within a given period. Higher turnover can increase the Fund’s transaction costs, thereby lowering its returns. It also may generate more taxable short-term gains for shareholders.
•
Issuer Risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•
Leverage Risk means that the Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and that the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.
International Fixed Income Fund
Investment objective
Maximize current income, consistent with the protection of principal.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income instruments. The Fund invests primarily in fixed income instruments of issuers located outside the U.S. Up to 15% of the Fund’s total assets may be invested in fixed income instruments of issuers located in emerging markets countries. The fixed income instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (Note that securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury); corporate debt securities of U.S. and non-U.S. issuers,
72 MORGAN STANLEY | 2024

including preferred and convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank loans; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on fixed income instruments and reverse repurchase agreements on fixed income instruments; debt securities issued by foreign sovereigns, states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.
The Fund also may invest in derivatives based on fixed income instruments including futures, forwards, options, swaps, and swaptions and may use other investment techniques such as mortgage dollar rolls, buy-backs and securities lending to earn additional income. The Fund also may engage in short sales and invest in privately placed securities.
Investments may be structured to provide all types of interest rate payments, including fixed, variable, floating, inverse, zero or interest-only rates of interest. The Fund may invest in currency spot and forward transactions for the purpose of active currency exposure. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 30% of the Fund’s total assets. The Fund may also invest up to 10% of its total assets in preferred stocks, convertible securities and other equity-related securities. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
Credit Quality. The Fund invests primarily in investment grade debt securities, but may invest up to 15% of its total assets in non-investment grade securities (sometimes called “high yield securities” or “junk bonds”) rated CCC- or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Sub-adviser (as defined below) to be of comparable quality.
Duration. The Fund’s average portfolio duration, as calculated by the Sub-adviser, normally ranges within two years (plus or minus) of the duration of the benchmark index. Duration is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. Maturity means the date on which the principal amount of a debt security is due and payable. The Fund may invest in individual securities of any maturity.
How the Sub-adviser selects the Fund’s investments
Pacific Investment Management Company LLC (“PIMCO”) employs a total return approach that focuses on both capital appreciation and income while managing overall risk. PIMCO manages global bond investments by focusing on both economic and credit fundamentals as key determinants of value in fixed income markets, limiting volatility with respect to the benchmark index.
Principal risks
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
•
Market Risk, which is the risk that the Fund will be affected by broad changes in the fixed income markets.  The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market. Environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. Recent examples include pandemic risks related to a coronavirus (COVID-19) and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.
•
Interest Rate Risk, which is the risk that interest rates rise and fall over time. As the yields of the underlying investments change over time, the Fund’s yield will change. When interest rates are low, the Fund’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Fund’s share price to fall. The longer the Fund’s maturity or duration, the more sensitive its share price will be to interest rate movements. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse
MORGAN STANLEY | 2024 73

floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.
•
Portfolio Turnover Risk, which is the risk that due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.
•
Credit and Junk Bond Risk, which means the credit quality of an investment could cause the Fund to lose money. Although the Fund invests primarily in investment grade securities, the Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Non-investment grade securities (sometimes called “high yield securities” or “junk bonds”) involve greater risks of default or downgrade and are more volatile than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. Additionally, issuers of non-investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.
•
Prepayment and Extension Risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price. Additionally, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.
•
Mortgage-Backed Securities Risk, exists when the Fund invests in mortgage-backed securities which represent an interest in a pool of mortgages. Mortgage-backed securities are subject to prepayment and extension risk but the negative effect of a rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of a portfolio. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.
•
Asset-Backed Securities Risk, exists when the Fund invests in asset-backed securities which are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Asset-backed securities are subject to many of the same risks as mortgage-backed securities including prepayment and extension risk. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
•
Convertible Securities and Preferred Stocks Risk, convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (junk bonds) or not rated and are subject to credit risk and prepayment risk.
•
Derivatives risk, which means that the Fund’s use of futures, forwards, options, swaps and swaptions based on fixed income instruments to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. Futures, forwards, options, swaps and swaptions will obligate or entitle the Fund to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in futures, forwards, options, swaps and swaptions can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using futures, forwards, options, swaps and swaptions can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on its investment in futures, forwards, options, swaps and swaptions if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other party to certain futures, forwards, options, swaps and swaptions presents the same types of credit risks as issuers of fixed income securities. Investing in futures, forwards, options, swaps and swaptions can also make the Fund’s assets less liquid and harder to value, especially in declining markets. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
•
Delayed Funding Loans and Revolving Credit Facilities Risk, the Fund’s investments in delayed funding loans and revolving credit facilities may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time
74 MORGAN STANLEY | 2024

when such company’s financial condition makes it unlikely that such additional funding commitments will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.
•
Event-Linked Exposure Risk, event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion of or the entire principal investment in the case of a bond or a portion of or the entire notional amount in the case of a swap. Event-linked exposure instruments often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.
•
Foreign Investment Risks, which means risks unique to investing in foreign issuers. These include:
•
Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices.
•
Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Sub-adviser may not be able to sell securities held by the Fund in amounts and at prices it considers reasonable. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
•
Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Fund invests.
•
Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on the Fund’s ability to bring its capital or income back to the U.S. or on security prices.
•
Withholding and other foreign taxes may decrease the Fund’s return.
•
Emerging Markets Risk, which refers to the fact that the market value for emerging market equity securities historically has been very volatile and an investment in the Fund involves a substantial degree of risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
•
Currency Risk, which refers to the risk that as a result of the Fund’s active positions in currencies and investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged. In either event, the value of your investment in the Fund would be adversely affected.
•
Short Sale Risk, selling short may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. In addition, selling short magnifies the potential for both gain and loss to the Fund. The larger the Fund’s short position, the greater the potential for gain and loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.
•
Liquidity Risk, exists when securities are difficult or impossible for the Fund to sell at the time and the price that the Fund would like due to a limited market or to legal restrictions. This may result in a loss or may otherwise be costly to the Fund. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. These securities may also need to be fair valued.
•
Securities Lending Risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the re-investment of collateral received on loaned securities in investments that default or do not perform well.
•
Manager Risk, which is the risk that poor security selection by the Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
•
Equity Risk, which is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.
MORGAN STANLEY | 2024 75

•
LIBOR Transition Risk refers to the fact that the elimination of the London Inter-Bank Offered Rate (“LIBOR”) rate may adversely affect the interest rates on, and value of, certain Fund investments that are tied to LIBOR. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, ceased publishing all LIBOR settings on a representative basis after June 30, 2023, although some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.
•
Issuer Risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•
Leverage Risk means that the Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and that the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.
•
Foreign Sovereign Debt Securities Risk includes that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require the Fund, as a holder of such securities, to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.
Municipal Bond Fund
Investment objective
A high level of interest income that is excluded from federal income taxation, to the extent consistent with prudent investment management and the preservation of capital.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in tax exempt general obligation, revenue and private activity bonds and notes, which are issued by or on behalf of states, territories or possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities (including Puerto Rico, the Virgin Islands and Guam). Tax-exempt means that the bonds pay interest that is excluded from gross income for regular federal income tax purposes but such bonds may pay income that is subject to the alternative minimum tax.
Credit quality. The Fund limits its investments to 20% in municipal obligations that are rated below investment grade by a nationally recognized statistical rating organization, or, if unrated, of equivalent quality as determined by the Sub-adviser (as defined below).
Duration. The Fund’s average portfolio duration, as calculated by the Sub-adviser, is typically maintained at +/- 3 years of the average benchmark duration, which is the average duration of all the constituent bonds in the Bloomberg U.S. Municipal Bond Index. The Sub-adviser seeks to target the average duration of the benchmark which varies over time and may be impacted by market conditions. Duration is an approximate measure of the sensitivity of the market value of the portfolio holdings to changes in interest rates.
The Fund may engage in transactions in certain derivatives, such as financial futures contracts and options thereon, indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements. The Fund may use derivative instruments to hedge its investments or to seek to enhance returns.
The Fund may leverage its assets through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the Fund transfers municipal bonds or other municipal securities into a special purpose entity. A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the Fund. The Fund may invest in TOB Residuals and may also invest in TOB Floaters. The Fund will look through to the underlying municipal bond held by a TOB Trust for purposes of the Fund’s 80% policy.
76 MORGAN STANLEY | 2024

How the Sub-adviser selects the Fund’s investments
BlackRock Financial Management, Inc. (“BlackRock”) seeks to achieve its objective by investing at least 80% of its assets in municipal bonds. Municipal bonds include debt obligations issued by or on behalf of a governmental entity or other qualifying issuer that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax). Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. The Fund limits its investments to 20% in municipal obligations that are rated below investment grade by a nationally recognized statistical rating organization, or, if unrated, of equivalent quality as determined by the Sub-adviser. The percentage of the Fund’s assets allocated to BlackRock is targeted at 100%.
Principal risks
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
•
Market Risk, which is the risk that municipal bond prices decline overall. Bond markets tend to move in cycles, with periods of rising prices and periods of falling prices. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. Recent examples include pandemic risks related to a coronavirus (COVID-19) and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. Market risk may affect a single company, sector of the economy or the market as a whole. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets.
•
Interest Rate Risk, which is the risk that interest rates rise and fall over time. As the yields of the underlying investments change over time, the Fund’s yield will change. When interest rates are low, the Fund’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Fund’s share price to fall. The longer the Fund’s maturity, the more sensitive its share price will be to interest rate movements. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.
•
Credit and Junk Bond Risk, which means the credit quality of an investment could cause the Fund to lose money. Non-investment grade securities (sometimes called “high yield securities” or “junk bonds”) involve greater risks of default or downgrade, are more volatile and may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity, which could substantially adversely affect the market value of the securities.
•
Prepayment and Extension Risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price. Additionally, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.
•
Municipal Securities Risk, which includes the risk that new federal or state legislation or Internal Revenue Service determinations may adversely affect the tax-exempt status of securities held by the Fund or the financial ability of the municipalities to repay these obligations. Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities usually respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may
MORGAN STANLEY | 2024 77

reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Fund. Any changes in the financial condition of municipal issuers may also adversely affect the value of the Fund’s securities. Due to local economic and financial conditions, certain municipal issuers will be more susceptible to default on their obligations than others. Each of these risks may be heightened with respect to investments in U.S. instrumentalities, such as Guam, the Virgin Islands and Puerto Rico.
•
Liquidity Risk, which means when there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell such municipal bonds at attractive prices.
•
Taxation Risk, which means the possibility that some of the Fund’s income distributions may be, and distributions of the Fund’s gains may be subject to federal taxation. The Fund will rely on the opinions of issuers’ bond counsel on the tax-exempt status of interest on municipal bond obligations. Neither the Fund nor its Sub-adviser will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities. In addition, the Fund may realize taxable gains on the sale of its securities or other transactions, and some of the Fund’s income distributions may be subject to the federal alternative minimum tax. This may result in a lower tax-adjusted return. Additionally, distributions of the Fund’s income and gains generally will be subject to state taxation. Municipal bond funds are generally not appropriate investments for those investing through a tax-deferred account, such as an individual retirement account or employer-sponsored retirement plan, because the funds’ tax advantages are not applicable if investing through such an account.
•
LIBOR Transition Risk refers to the fact that the elimination of the London Inter-Bank Offered Rate (“LIBOR”) rate may adversely affect the interest rates on, and value of, certain Fund investments that are tied to LIBOR. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, ceased publishing all LIBOR settings on a representative basis after June 30, 2023, although some
USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.
•
Manager Risk, which is the risk that poor security selection by the Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
•
Issuer Risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•
Leverage Risk, which means the Fund’s use of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities and cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.
•
Tender Option Bonds and Related Securities Risk, which means the Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest in TOB Trusts on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.
•
Derivatives Risk, which means that the Fund’s use of futures, forwards, options, swaps and swaptions based on fixed income instruments to enhance returns or hedge against market declines subjects the Fund to potentially
78 MORGAN STANLEY | 2024

greater volatility and/or losses. Even a small investment in futures, forwards, options, swaps and swaptions can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using futures, forwards, options, swaps and swaptions can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on its investment in futures, forwards, options, swaps and swaptions if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other party to certain futures, forwards, options, swaps and swaptions presents the same types of credit risks as issuers of fixed income securities. Investing in futures, forwards, options, swaps and swaptions can also make the Fund’s assets less liquid and harder to value, especially in declining markets.
•
Floating Rate Obligations Risk, which is the risk that unexpected changes in the interest rates on floating rate obligations could result in losses to the Fund. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there will be no active market to trade floating rate obligations, that there may be restrictions on their transfer, or that they may have delayed settlement periods. As a result, the Fund may be unable to sell such instruments at the desired time or may be able to sell only at a price less than fair market value. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise, and generally will be more volatile and decline further than the price of a bond with a similar maturity. These risks can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.
Inflation-Linked Fixed Income Fund
Investment objective
Total return that exceeds the rate of inflation over an economic cycle.
Principal investment strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. The Fund seeks to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation). The Fund will shift its investments among the following general asset classes: inflation-indexed securities issued by governments, corporations, and municipal issuers;
investment grade fixed income securities and high-yield fixed income securities (i.e., junk bonds) issued by governments, corporations, and municipal issuers; and short-term non-dollar denominated debt securities. The Fund may also, to a lesser extent, invest in equity securities with high correlation to broad measures of inflation.
Inflation-indexed securities are fixed income securities that are structured to provide protection against inflation. The value of the security’s principal or the interest income paid on the security will be adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as their inflation measure. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.
The Fund invests primarily in investment grade debt securities; however, the Fund may invest up to 20% of its total assets in below investment grade debt securities (i.e., junk bonds), as rated by Moody’s, S&P or Fitch or, if unrated, determined by the Sub-adviser (as defined below) to be of comparable credit quality to such a rating. The Fund may also invest up to 30% of its total assets in foreign currency denominated securities, including emerging market securities. For purposes of pursuing its investment goal, the Fund may enter into currency-related transactions involving certain derivative instruments, including currency and cross currency forward contracts. The use of derivative currency transactions may allow the Fund to reduce a specific risk exposure of a portfolio security or its denominated currency or to obtain net long exposure to selected currencies. Under normal market conditions, the Fund will seek to limit its foreign currency exposure to 20% of its total assets.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts, or swap agreements, or in mortgage- or asset- backed securities, subject to applicable law and any other restrictions described in this Prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.
The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.
How the Sub-adviser selects the Fund’s investments
Pacific Investment Management Company LLC (“PIMCO”) employs a total return approach that focuses on maximum real return, consistent with preservation of capital and prudent investment management. PIMCO manages real return
MORGAN STANLEY | 2024 79

investments by focusing on both macro inflation outlook and bottom-up research capabilities as key determinants of value in fixed income markets, limiting volatility with respect to the benchmark index.
Principal risks
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
•
Interest Rate Risk, the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with longer average portfolio duration will be more sensitive to changes in interest rates than a fund with shorter average portfolio duration.
•
Call Risk, the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.
•
Credit Risk, the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.
•
High Yield Risk, the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.
•
Market Risk, the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries. Environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. Recent examples include pandemic risks related to a coronavirus (COVID-19) and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.
•
Issuer Risk, the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•
Liquidity Risk, the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.
•
Derivatives Risk, the risk of investing in derivative instruments (such as forwards, futures, options, swaps and structured securities), include liquidity, interest rate, market, and credit risks, each of which is described herein. Derivative instruments also may be difficult to accurately price due to their complexity, particularly derivative instruments that are traded off an exchange (also known as “over the counter”). Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Fund’s clearing broker or the exchange itself.
•
LIBOR Transition Risk refers to the fact that the elimination of the London Inter-Bank Offered Rate (“LIBOR”) rate may adversely affect the interest rates on, and value of, certain Fund investments that are tied to LIBOR. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, ceased publishing all LIBOR settings on a representative basis after June 30, 2023, although some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.
•
Equity Risk, the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related
80 MORGAN STANLEY | 2024

to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.
•
Mortgage-Related and Other Asset-Backed Securities Risk, the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.
•
Asset-Backed Securities Risk, exists when the Fund invests in asset-backed securities which are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Asset-backed securities are subject to many of the same risks as mortgage-backed securities including prepayment and extension risk. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
•
Foreign (Non-U.S.) Investment Risk, the risk that investing in foreign securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.
•
Emerging Markets Risk, the risk of investing in emerging market securities, primarily increased foreign investment risk.
•
Sovereign Debt Risk, the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from the issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.
•
Currency Risk, the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies.
•
Leveraging Risk, the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.
•
Short Sale Risk, the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.
•
Portfolio Turnover Risk, which is the risk that due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.
Ultra-Short Term Fixed Income Fund
Investment objective
Total return, consistent with preservation of capital.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income instruments with maturities of less than or equal to two year.
Under normal market conditions, the Fund invests primarily in investment-grade securities and will seek to maintain an average portfolio duration of two years or less. The Fund seeks to outperform the FTSE 3-Month U.S. Treasury Bill Index over a full market cycle, while maintaining overall risk similar to the index. The Fund will invest in government and corporate debt securities, mortgage- and asset-backed securities, money market instruments, collateralized loan obligations (“CLOs”), and derivatives, including futures contracts, forward contracts (such as currency and cross-currency forwards), options and swaps (such as interest rate swaps and credit default swaps). The Fund may invest up to 20% of net assets in securities rated below investment grade. It may also invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Under normal market conditions, the Fund will seek to limit its foreign currency exposure to 20% of its total assets. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.
The Fund may invest up to 20% of its total assets in non-investment grade securities (sometimes called “high yield securities” or “junk bonds”) rated CCC- or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Sub-adviser (as defined below) to be of comparable credit quality.
The Fund’s average portfolio duration, as calculated by the Sub-adviser is normally less than two years. Duration is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected not to exceed three years. Maturity means the date on which the principal amount of a debt security is due and payable. Individual investments may be of any maturity.
The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis and may engage in short sales. The Fund may seek to obtain market
MORGAN STANLEY | 2024 81

exposure to the securities in which it primarily invests by entering into a series of purchase and sales contracts or by using other investment techniques (such as buy-backs or dollar rolls).
The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.
How the Sub-adviser selects the Fund’s investments
Pacific Investment Management Company LLC (“PIMCO”) employs a total return approach that seeks maximum current income, consistent with preservation of capital and daily liquidity. PIMCO manages short-term return investments by focusing on ultra-short, high quality fixed income securities, offering higher potential than traditional cash investments, with modest additional risk.
Principal risks
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
•
Interest Rate Risk, the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.
•
Call Risk, the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.
•
Credit Risk, the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.
•
High Yield Risk, the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.
•
Market Risk, the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries. Environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. Recent examples include pandemic risks related to a coronavirus (COVID-19) and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.
•
Issuer Risk, the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•
Liquidity Risk, the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.
•
Derivatives Risk, the risk of investing in derivative instruments (such as forwards, futures, options, swaps and structured securities), include liquidity, interest rate, market, and credit risks, each of which is described herein. Derivative instruments also may be difficult to accurately price due to their complexity, particularly derivative instruments that are traded off an exchange (also known as “over the counter”). Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Fund’s clearing broker or the exchange itself.
•
LIBOR Transition Risk refers to the fact that the elimination of the London Inter-Bank Offered Rate (“LIBOR”) rate may adversely affect the interest rates on, and value of, certain Fund investments that are tied to LIBOR. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, ceased publishing all LIBOR settings on a representative basis after June 30, 2023, although some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or provide the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or
82 MORGAN STANLEY | 2024

unavailability. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.
•
Securities Lending Risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the re-investment of collateral received on loaned securities in investments that default or do not perform well.
•
Equity risk, the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.
•
Mortgage-Related and Other Asset-Backed Securities Risk, the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.
•
U.S. Government Securities Risk, it means that U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored entities. U.S. Government securities include issues by non-governmental entities (such as financial institutions) that carry direct guarantees from U.S. Government agencies as part of government initiatives in response to a market crisis or otherwise. Although the U.S. Government guarantees principal and interest payments on securities issued by the U.S. Government and some of its agencies, such as securities issued by the Government National Mortgage Association, this guarantee does not apply to losses resulting from declines in the market value of these securities. U.S. Government securities include zero coupon securities that make payments of interest and principal only upon maturity, which tend to be subject to greater volatility than interest bearing securities with comparable maturities. Some of the U.S. Government securities that a Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. Government, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The maximum potential liability of the issuers of some U.S. Government securities may greatly exceed their current resources, including any legal right to support from the U.S. Government. Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates.
•
Money Market Securities Risk, means that an investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.
•
Foreign (Non-U.S.) Investment Risk, the risk that investing in foreign securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.
•
Currency Risk, the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies.
•
Leveraging Risk, the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.
•
Short Sale Risk, the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.
•
Collateralized Loan Obligations Risk, collateralized loan obligations (“CLOs”) are a type of asset-backed security that is typically structured as a trust collateralized by a pool of loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. In addition to the normal risks associated with fixed income securities, CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Alternative Strategies Fund
Investment objective
Long term growth of capital.
MORGAN STANLEY | 2024 83

Principal investment strategies
Under normal market conditions, the Fund seeks to generate long term growth across market cycles with reduced correlation to the equity and fixed income markets. The Fund seeks to achieve its investment objective by allocating its assets among shares of mutual funds, exchange-traded funds or closed-end funds managed by third-party professional money managers (“Underlying Funds”). The Adviser determines which Underlying Funds in which to invest the Fund’s assets through a diligence process that is designed to identify the most appropriate Underlying Funds under the circumstances. The Adviser then uses a risk-budgeting technique to allocate the Fund’s assets among the identified Underlying Funds, based on the investment exposure that each Underlying Fund represents and the Adviser’s views on various sectors, industries and investment strategies. The Adviser then monitors the Fund’s investments in Underlying Funds on an ongoing basis to determine whether the Fund’s assets should be reallocated among the existing Underlying Funds, whether the Fund should invest in a new Underlying Fund and/or whether the Fund should sell out of its position in an Underlying Fund. As a result of this process, no single Underlying Fund should contribute excessively to the risk of the Fund’s overall portfolio.
The Underlying Funds may apply a variety of alternative investment strategies, but will typically apply one or more of four main investment strategies, including: (i) investments in real asset strategies, (ii) equity-based tactical, value or event-driven strategies, (iii) absolute return strategies that seek to generate returns independent of market conditions, and (iv) equity hedged (i.e., global macro, managed futures, multi strategy and long/short) strategies.
The Underlying Funds may apply a variety of alternative investment strategies, but will typically apply one or more of four main investment strategies, including:
1. Real Assets: Real assets strategies may include investments in (i) US or international real estate and securities of companies tied to the real estate industry; (ii) interests in natural resources and commodities; (iii) master limited partnerships; and (iv) infrastructure or utilities.
2. Equity Trading: Equity-based strategies encompass a wide range of investment programs, including (i) directional or tactical strategies, such as long/short (strategies that seek to profit from both increases and decreases in security prices) and global tactical asset allocation; (ii) relative value (strategies that seek to profit from price differences between related assets); and (iii) event driven strategies (such as distressed securities, special situations and merger arbitrage).
3. Absolute Return: Absolute return strategies seek to generate absolute returns independent of market conditions, while minimizing volatility by combining strategies with different volatility patterns. Absolute return strategies may include (i) long/short credit allocation; (ii) arbitrage strategies, such as fixed income or interest rate arbitrage, convertible arbitrage, and equity market neutral arbitrage; and (iii) unconstrained bond strategies.
4. Equity Hedged Strategies: Equity hedged strategies take long and short positions in equities (and related instruments) believed to be under- and overvalued, respectively. Short positions may also be used solely to hedge broad market exposure. Equity hedged strategies may include (i) managed futures; (ii) global macro; and (iii) multi-strategy funds.
The Underlying Funds’ investment strategies may rely in part on derivative investments, such as futures, forwards, swaps, swaptions, and options, to implement their investment strategies, to generate positive returns, for hedging or risk management purposes, to limit volatility and to provide exposure to an instrument without directly purchasing it. The Underlying Funds’ investments may also include exposure to companies located both in the U.S. and in foreign countries, including companies located in emerging market countries. The Underlying Funds may invest in securities and other investments of all capitalization sizes, including securities and other investment that have exposure to small- and mid-capitalization issues. The Underlying Funds may also invest in investment grade fixed income securities of any maturity or duration.
The Fund may, in the future, allocate all or a portion of its assets directly to professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”), each of which would be responsible for investing its portion of the Fund’s assets.  Currently, the Fund does not use any Sub-Advisers.
The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.
Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.
Principal risks
Loss of money is a risk of investing in the Fund.
•
Absolute Return Investing Risk, which refers to the risk that the Fund’s investment returns may converge with the investment returns of equity or fixed income markets during a period of declining stock prices, thereby eliminating the diversification benefit that an Underlying Fund expects from the strategies. During these times, the strategies’ correlations could increase, which in turn could increase the Fund’s overall volatility.
•
Active Management Risk, due to the active management investment strategies used by the Fund, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
•
Arbitrage Strategies Risk, which involves engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The Fund may realize losses or reduced
84 MORGAN STANLEY | 2024

rate of return if underlying relationships among securities in which it takes investment positions change in an adverse manner or if a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.
•
Allocation Risk, which refers to the risk that the Adviser’s judgment about, and allocations among, strategies may adversely affect the Fund’s performance.
•
Closed-End Fund Risk, which means that since closed-end funds issue a fixed number of shares they typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value per share. The Fund will also bear its pro rata portion of any costs of a closed-end fund in which it invests.
•
Credit and Junk Bond Risk, which means the credit quality of an investment could cause an Underlying Fund to lose money. Non-investment grade securities (sometimes called “high yield securities” or “junk bonds”) involve greater risks of default or downgrade, are more volatile and may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity, which could substantially adversely affect the market value of the securities.
•
Currency Risk, which refers to the risk that as a result of the Fund’s active positions in currencies and investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged.
•
Derivatives Risk, which means that the Fund’s use of futures, forwards, options, swaps and swaptions based on fixed income instruments to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. Even a small investment in futures, forwards, options, swaps and swaptions can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using futures, forwards, options, swaps and swaptions can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on its investment in futures, forwards, options, swaps and swaptions if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other party to certain futures, forwards, options, swaps and swaptions presents the same types of credit risks as issuers of fixed income securities. Investing in futures, forwards, options, swaps and swaptions can also make the Fund’s assets less liquid and harder to value, especially in declining markets.
•
LIBOR Transition Risk refers to the fact that the elimination of the London Inter-Bank Offered Rate (“LIBOR”) rate may adversely affect the interest rates on, and value of, certain Fund investments that are tied to LIBOR. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, ceased publishing all LIBOR settings on a representative basis after June 30, 2023, although some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.
•
Event-Linked Exposure Risk, event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events such as hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. If a trigger event occurs, a Fund may lose a portion of or the entire principal investment in the case of a bond or a portion of or the entire notional amount in the case of a swap. Event-linked exposure instruments often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred, such extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to liquidity risk and certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
•
Emerging Markets Risk, emerging markets countries, which are generally defined as countries that may be represented in a market index such as the MSCI Emerging Markets Index (Net) or having per capita income in the low to middle ranges, as determined by the World Bank. In addition to foreign investment and currency risks, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
•
Foreign Investment Risk, which means risks unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
•
Foreign Sovereign Debt Securities Risk, the risks that (i) the governmental entity that controls the repayment of sovereign
MORGAN STANLEY | 2024 85

debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.
•
Interest Rate Risk, which is the risk that interest rates rise and fall over time. When interest rates are low, the Fund’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Fund’s share price to fall. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.
•
Investment Company and Exchange-Traded Funds (ETFs) Risk, which is when the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.
•
Issuer Risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•
Investment Limitation Risk, which refers to the potential that the Fund may want to invest in an Underlying Fund that is not available in sufficient quantities for the Fund to participate fully due to capacity constraints of the strategy.  The Fund may therefore have reduced exposure to a capacity constrained Underlying Fund, which could adversely affect the Fund’s return.
•
Leverage Risk, which means the Fund’s use of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities and cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.
•
Liquidity Risk exists when securities are difficult or impossible for the Fund to sell at the time and the price that the Fund would like due to a limited market or to legal restrictions. These securities may also need to be fair valued.
•
Manager Risk, which is the risk that poor security selection by the Investment Adviser will cause the Fund to underperform. This risk is common for all actively managed funds.
•
Market Risk, which is the risk that the Fund will be affected by broad changes in the fixed income markets. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market. Similarly, Environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. Recent examples include pandemic risks related to a coronavirus (COVID-19) and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.
•
MLP Risk, which is the risk that, to the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation; for example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.
86 MORGAN STANLEY | 2024

•
Portfolio Turnover Risk, due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.
•
Short Sale Risk, selling short may produce higher than normal portfolio turnover, result in increased transaction costs and magnify the potential for both gain and loss to the Fund. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.
•
Small and Medium Capitalization Company Risk, which is the risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.
MORGAN STANLEY | 2024 87

About the Funds
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Wealth Management (“MSWM”), serves as the investment adviser for each series of the Morgan Stanley Pathway Funds (the “Trust,” and each series, a “Fund,” and collectively, the “Funds”). The Funds share a “multi-manager” strategy. Other than with respect to the Alternative Strategies Fund, the Manager selects and oversees professional money managers (each a “Sub-adviser,” and collectively, the “Sub-advisers”) who are responsible for investing the assets of the Funds.
The investments and strategies described in this Prospectus are those that CGAS and the Sub-advisers use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments and other short-term obligations that would not ordinarily be consistent with a Fund’s objectives. A Fund will do so only if CGAS or the Sub-advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. There is no guarantee that any Fund will achieve its investment objective. Unless otherwise explicitly stated herein, or in the Statement of Additional Information (“SAI”), the investment policies and restrictions of the Funds are not fundamental and may be changed by the Board of Trustees of the Trust (“Board”), upon 60 days’ written notice to shareholders and without shareholder approval.
Currently the Alternative Strategies Fund gets its investment exposure through investments in non-affiliated mutual funds, exchange traded funds or closed end funds (“Underlying Funds”), as determined by CGAS. Over time and depending on the particular facts and circumstances, CGAS may hire sub-advisers to directly manage a portion of the Alternative Strategies Fund’s assets and may eventually move the entire Alternative Strategies Fund’s portfolio to a manager-of-managers model, consistent with other funds within the Trust.
The multi-manager strategy
Subject to Board review and approval, and in reliance on an exemptive order obtained from the SEC, the Manager selects and oversees professional money managers (the Sub-advisers) who are responsible for investing the assets of the Fund. The exemptive order permits CGAS, with the approval of the Board, to retain unaffiliated sub-advisers for a Fund without submitting the sub-advisory agreements to a vote of the Fund’s shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by CGAS under such sub-advisory agreements.
The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies. The Manager allocates and, when appropriate, reallocates the Fund’s assets among the Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines. The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions. Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.
The Manager screens a universe of registered investment advisory firms and tracks the performance of these advisory firms. The Manager continually evaluates the strength and performance of these firms, focusing on a number of key issues, which may include:
•
level of expertise
•
relative performance and consistency of performance
•
strict adherence to investment discipline or philosophy
•
personnel, facility and financial strength
•
quality of service and communication
The Manager employs a rigorous evaluation process to select Sub-advisers that have distinguished themselves through consistent and superior performance. The Manager recommends the portion of assets of each Fund to be managed by each Sub-adviser and may adjust each allocation by up to 10% without Board approval under normal circumstances. During unusual economic or market conditions or in response to developments at one or more Sub-advisers, the Manager may adjust allocations without limitation.
Many of the Funds feature multiple Sub-advisers chosen to complement each other’s specific style of investing.
About the Morgan Stanley-sponsored investment advisory programs
Shares of the Funds are only available to participants in certain investment advisory programs sponsored by Morgan Stanley. The services offered through these programs may provide investors with asset allocation recommendations, which are implemented through the Funds.
These services generally include:
•
evaluating the investor’s investment objectives and time horizon
•
analyzing the investor’s risk tolerance
•
recommending an allocation of assets among the Funds in the Trust
•
providing monitoring reports containing an analysis and evaluation of an investor’s account and recommending any changes
88 MORGAN STANLEY | 2024

While an investment advisory program makes recommendations, the ultimate investment decision is typically up to the investor and not the provider of the investment advisory program. Under an investment advisory program, an investor typically pays an advisory fee that may vary based on a number of factors. The maximum shareholder fee (in addition to annual fund operating expenses) for assets invested in the Trust through the Consulting Group Advisor, Select UMA or the Portfolio Management investment advisory programs is 2.00% of average quarter-end net assets.
Morgan Stanley Smith Barney, LLC (“the “Distributor”) may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The Distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Distributor and may be substantial. The Manager or an affiliate may make similar payments under similar arrangements.
The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Distributor and other affiliates of the Manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.
Portfolio holdings
A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s SAI.
MORGAN STANLEY | 2024 89

Fund Management
The Manager’s address is 2000 Westchester Avenue, Purchase, NY 10577. CGAS was formed as a Delaware corporation on September 21, 2005 and was reorganized as a Delaware limited liability company in May 2009. The Trust’s distributor, Morgan Stanley, is an affiliate of the Manager. The Manager was established to match the investment needs of institutional investors and substantial individual investors with appropriate and well qualified investment advisers.
Subject to the review and approval of the Board, and in reliance on an exemptive order obtained from the SEC, the Manager is responsible for selecting, supervising, monitoring and evaluating the Sub-advisers. The Manager may adjust the allocation of a Fund’s assets among Sub-advisers by up to 10%. Only the Board can make any adjustment affecting more than 10% of a Fund’s assets. The Manager also is responsible for recommending to the Board whether a Sub-adviser should be replaced. The Funds rely upon an exemptive order from the SEC that permits the Manager to select new Sub-advisers or replace existing Sub-advisers without first obtaining shareholder approval. One of the conditions of the exemptive order is that the Board, including a majority of the “non-interested” Trustees, must approve each new Sub-adviser. In accordance with the exemptive order, the Funds will provide investors with information about each new Sub-adviser within 90 days of the hiring of any new Sub-adviser. The exemptive order also permits the non-disclosure of amounts payable by CGAS to each Sub-adviser.
A discussion regarding the Board’s basis for approving the investment advisory and sub-advisory agreements is available in the Trust’s Annual Report for the year ended August 31, 2023. For Sub-advisers approved after August 31, 2023, a discussion of the Board’s basis for approval of such agreement(s) will be in the Trust’s Semi-Annual Report for the period ending February 28, 2024.
The Sub-advisers. The Sub-advisers are responsible for the day-to-day investment management of the Funds. The names and addresses of the Sub-advisers, the percentage of Fund assets each Sub-adviser manages and certain information about the Fund manager or portfolio management team for each Fund are set forth below. The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.

Fund	Sub-adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Large Cap Equity Fund	BlackRock Financial Management, Inc. (“BlackRock”) Park Avenue Plaza 55 East 52nd St. New York, NY 10055	55%	Jennifer Hsui, CFA® Managing Director, Co-Head of Index Equity (2006-present). Mrs. Hsui is the Chief Investment Officer for Global Portfolio Management within BlackRock’s EII business. She is responsible for setting direction, establishing policy, and guiding investment decisions across Index Equity products.	2018
			Paul Whitehead Managing Director, Co-Head of Index Equity (2022-present). Mr. Whitehead is the Co-Head of the Index Equity withing BlackRock’s ETF and Index Investments (EII) business. He is responsible for overseeing the management of Institutional and iShares funds. Mr. Whitehead’s service with the firm dates back to 1996.	2022
			Peter Sietsema, CFA® Director and Senior Portfolio Manager Mr. Sietsema is the Head of Sub-Advised, US Institutional, and Canada/LatAm ETF Portfolio Management within BlackRock’s EII business. Mr. Sietsema’s service with the firm dates back to 2007.	2022
	ClearBridge Investments, LLC (“ClearBridge”) 620 8th Avenue, 48th FL New York, NY 10018	10%	Peter Bourbeau Managing Director and Portfolio Manager (1991-Present). Mr. Bourbeau has 32 years of investment industry experience. He joined ClearBridge or its predecessor in 1991.	2017
90 MORGAN STANLEY | 2024

Fund	Sub-adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Large Cap Equity Fund (continued)			Margaret Vitrano Managing Director and Portfolio Manager (1997-Present). Ms. Vitrano has 27 years of investment industry experience. Margaret Vitrano joined ClearBridge or its predecessor in 1997.	2017
	Great Lakes Advisors, LLC (“Great Lakes”) 231 S. Lasalle Street, 4th Floor Chicago, IL 60604	16%	Paul Roukis, CFA® Portfolio Manager and Managing Director Paul is a Portfolio Manager on the Great Lakes Advisors Fundamental Equity Large Cap Value and Focused Large Cap Value strategies. Paul joined Rothschild & Co Asset Management US in 2005 and has been in the industry since 1992. Previously, Paul was a research analyst for more than 12 years with Sidoti & Company, Schroders, NatWest Securities and Value Line. Paul earned a BBA from Hofstra University and is a CFA® charterholder.	2023

Jeff Agne
Portfolio Manager and Managing Director
Jeff is a Portfolio Manager on the Great
Lakes Advisors Fundamental Equity Large
Cap Value and Focused Large Cap Value
strategies. Jeff joined Rothschild Co Asset
Management US in 2015 and has been in the
industry since 2001. Previously, he served as
a co-portfolio manager for the Global Focus
strategy at PineBridge Investments. He was
also an Equity Research Analyst at Banc of
America Securities and Schwab Soundview
Capital Markets, and a Consultant for FactSet
Research Systems. Jeff earned a BS from
the University of Vermont and an MBA from
New York University’s Stern School of
Business.
				2023
	Lazard Asset Management LLC (“Lazard”) 30 Rockefeller Plaza 57th Floor New York, NY 10112	9%	Christopher Blake Managing Director and Portfolio Manager/Analyst (1995-present). Mr. Blake is a Managing Director and Portfolio Manager/Analyst on various US equity strategies.	2016
			Martin Flood Managing Director and Portfolio Manager/Analyst (1993-present). Mr. Flood is a Managing Director and Portfolio Manager/Analyst on various US and global equity strategies.	2016
			Jay Levy Director and Portfolio Manager/ Analyst (1998-present) is a Director and Portfolio Manager/ Analyst on various US equity strategies.	2022
MORGAN STANLEY | 2024 91

Fund	Sub-adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Large Cap Equity Fund (continued)	Principal Asset Management (“Principal”) 801 Grand Avenue, Des Moines, Iowa 50392	11%
Bill Nolin, CFA® - CIO,
Portfolio Manager
Bill is the chief investment officer for Principal
Aligned. He has served as lead portfolio
manager of the MidCap strategy since 1999.
Bill and his dedicated investment team
subsequently introduced the Aligned Blue
Chip strategy in 2012, utilizing the same
philosophy and process while extending the
team’s reach to larger companies. Bill joined
Principal in 1993 in corporate credit research
and transitioned to equities research in 1996.
He earned his MBA from the Yale School of
Management, and a bachelor’s degree in
finance from the University of Iowa. Bill is a
CFA® charterholder and a member for the
CFA® Institute.
				2023
			Tom Rozycki, CFA® - Director of Research, Portfolio Manager Tom is the director of research for Principal Aligned. He is responsible for coordinating the research effort at Principal Aligned and also serves as portfolio manager for the team’s strategies. Tom joined the firm in 2001. He received his bachelor’s degree in finance from Drake University. Tom is a CFA® charterholder and a member for the CFA® Institute.	2023

Small-Mid Cap Equity Fund	Aristotle Capital Boston, LLC (“Aristotle”) One Federal Street, 36th Floor Boston, MA 02110	15%	David Adams, CFA® CEO, Principal, and Portfolio Manager (2015-Present). Mr. Adams co-manages the Aristotle Boston SMID Strategy and is responsible for the day-to-day management of the strategy along with Mr. McPherson.	2019
			Jack McPherson, CFA® President, Principal, and Portfolio Manager (2015-Present). Mr. McPherson co-manages the Aristotle Boston SMID Strategy and is responsible for the day-to-day management of the strategy along with Mr. Adams.	2019
	BlackRock Financial Management, Inc. (“BlackRock”) Park Avenue Plaza 55 East 52nd St. New York, NY 10055	42%	Jennifer Hsui, CFA® Managing Director, Co-Head of Index Equity (2006-present). Mrs. Hsui is the Chief Investment Officer for Global Portfolio Management within BlackRock’s EII business. She is responsible for setting direction, establishing policy, and guiding investment decisions across Index Equity products.	2018
92 MORGAN STANLEY | 2024

Fund	Sub-adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Small-Mid Cap Equity Fund (continued)			Paul Whitehead Managing Director, Co-Head of Index Equity (2022-present). Mr. Whitehead is the Co-Head of BlackRock’s ETF and Index Investments (EII) business. He is responsible for overseeing the management of Institutional and iShares funds. Mr. Whitehead’s service with the firm dates back to 1996.	2022
			Peter Sietsema, CFA® Director and Senior Portfolio Manager (2022-Present) Mr. Sietsema is the Head of Sub-Advised, US Institutional, and Canada/LatAm ETF Portfolio Management within BlackRock’s EII business. Mr. Sietsema’s service with the firm dates back to 2007.	2022
	D.F. Dent & Company, Inc. (“DF Dent”) 400 E. Pratt St. #720 Baltimore, MD 21202	10%	Matthew F. Dent, CFA® President and Portfolio Manager (2001-present). Mr. Dent has served as a portfolio manager on the strategy since 2001.	2019
			Bruce L. Kennedy II, CFA® Portfolio Manager and Analyst (2007-present). Mr. Kennedy has served as a portfolio manager on the strategy since 2007.	2019
	Neuberger Berman Investment Advisers LLC (“Neuberger”) 1290 Avenue of the Americas New York, NY 10104	11%	Benjamin H. Nahum Managing Director Mr. Nahum is the portfolio manager for the fund. Mr. Nahum launched the fund’s strategy in 1997 and has been the Portfolio Manager for the strategy since its inception.	2016
MORGAN STANLEY | 2024 93

Fund	Sub-adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Small-Mid Cap Equity Fund (continued)	Nuance Investments, LLC (“Nuance”) 4900 Main St. #220 Kansas City, MO 64112	12%
Chad Baumler, CFA®
Vice President and Co-CIO
Chad Baumler is the Vice President and
Co-Chief Investment Officer of Nuance
Investments, LLC (Nuance) and is a co-owner
of the firm. He has been a co-manager of the
Nuance Concentrated Value and Nuance Mid
Cap Value products since 2014 and is the
Lead Portfolio Manager of the Nuance
Concentrated Value Long Short Fund since
2015. Chad also focuses his analytical skills
on the Energy, Financials and Real Estate
sectors. He has over 16 years of investment
analyst experience and 11 years of portfolio
management experience using a classic
value approach.
Before joining Nuance, Chad was a Portfolio
Manager for American Century Investments
(ACI) where he co-managed the American
Century Value Fund and the American
Century Market Neutral Value Fund. Prior to
becoming a Portfolio Manager at ACI, he
spent six years as an Investment Analyst
specializing in the Energy and Finance
sectors. Chad also has experience working in
the commercial real estate industry at CB
Richard Ellis, Inc. in Kansas City, Missouri.
Chad graduated from University of Northern
Iowa with a Bachelor of Arts (BA) in Finance.
He has a Master of Business Administration
(MBA) with a concentration in Finance from
from the University of Texas, McCombs
School of Business. Chad is a CFA®
charterholder and a member of the CFA
institute.
CFA® and Chartered Financial Analyst® are
registered trademarks owned by CFA
Institute.
				2019
94 MORGAN STANLEY | 2024

Fund	Sub-adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Small-Mid Cap Equity Fund (continued)
Scott Moore, CFA®
President and Co-CIO
Scott Moore is the President and Co-Chief
Investment Officer of Nuance Investments,
LLC (Nuance) and is a co-owner of the firm.
He is also the Lead Portfolio Manager of the
Nuance Concentrated Value and Nuance Mid
Cap Value products and a co-manager of the
Nuance Concentrated Value Long- Short
Fund. Scott has more than 32 years of
investment experience, more than 30 years of
value investment analyst experience and
more than 24 years of portfolio management
experience using a classic value approach.
For the decade before co-founding Nuance,
Scott managed more than $10 billion in
institutional, intermediary, and mutual fund
assets for American Century investment
(ACI). Prior to becoming a Portfolio Manager,
he spent three years as an Investment
Analyst at ACI, specializing in the
Telecommunications, Utilities and Industrials
sectors. He also worked as an Investment
Analyst at Boatman’s Trust Company in St.
Louis, Missouri, and at ACI as a Fixed
Income Investment Analyst.
Scott holds a Bachelor of Science (BS) in
Finance from Southern Illinois University and
a Master of Business Administration (MBA)
with an emphasis in Finance from the
University of Missouri. Scott is a CFA®
charterholder and a member of the CFA
Institute.
CFA® and Chartered Financial Analyst® are
registered trademarks owned by CFA
Institute.
2019

Darren Schryer, CFA CPA®
Portfolio Manager
Darren Schryer is a Portfolio Manager with
Nuance. He also focuses his analytical skills
on the Heath Care, Communication Services,
and Information Technology sectors. Before
joining Nuance in 2016, Darren was a
Managing Director and Portfolio Manager for
the MBA Investment Fund at the University of
Texas, McCombs School of Business. Darren
also spent three years as a Financial Advisor
with Bluestone Financial Advisors in
Bethesda, Maryland. Prior to working for
Bluestone, he was an Audit & Tax Associate
the Reznick Group. Darren holds a Bachelor
of Science (BS) degrees in both Finance and
Accounting from the University of Maryland
and a Master of Business Administration
(MBA) degree with a concentration in
Investment Management from the University
of Texas, McCombs School of Business.
Darren is a CFA® charterholder and a
member of the CFA Institute.
CFA® and Chartered Financial Analyst® are
registered trademarks owned by CFA
Institute.

MORGAN STANLEY | 2024 95

Fund	Sub-adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Small-Mid Cap Equity Fund (continued)
Jack Meurer, CFA®
Associate Portfolio Manager
Jack Meurer is an Associate Portfolio
Manager with Nuance. He focuses on the
Industrials, Energy, and Utilities sectors.
During Jack’s tenure in the University of
Wisconsin-Madison’s Applied Security
Analysis Program, he was an analyst and
portfolio manager for one of the program’s
equity investment funds. Jack holds a
Bachelor of Business Administration (BBA) in
Finance from the University of
Wisconsin-Madison and a Master of Science
(MS) in Finance from the University of
Wisconsin-Madison’s Applied Security
Analysis Program. Jack is a CFA®
charterholder and a member of the CFA
Institute.
CFA® and Chartered Financial Analyst® are
registered trademarks owned by CFA
Institute.

	Westfield Capital Management Company, L.P. (“Westfield”) One Financial Center 23rd Floor Boston, MA 02111	10%	Richard D. Lee, CFA® Managing Partner and Co- CIO Richard D. Lee is a Managing Partner and Deputy Chief Investment Officer of Westfield. He covers Hardware, Semiconductors and IT Services. Mr. Lee has been at Westfield since 2004 and has managed the Fund since 2004.	2004
			Ethan J. Meyers, CFA® Managing Partner and Director of Research Ethan J. Meyers, is a Managing Partner and Director of Research. He covers Financial Technology and Business Services. Mr. Meyers has been at Westfield since 1999 and has managed the Fund since 2004.	2004
			John M. Montgomery Managing Partner, COO and Portfolio Strategist John M. Montgomery is a Managing Partner, Chief Operating Officer and Portfolio Strategist of Westfield. Mr. Montgomery has been at Westfield since 2006 and has managed the Fund since 2006.	2006
			William A. Muggia President, CEO and CIO William A. Miggia is President, Chief Executive Officer and Chief Investment Officer of Westfield. He provides market outlook and strategy. Mr. Muggia has been at Westfield since 1994 and has managed the Fund since 2004.	2004
96 MORGAN STANLEY | 2024

Fund	Sub-adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since

International Equity Fund	BlackRock Financial Management, Inc. (“BlackRock”) Park Avenue Plaza 55 East 52nd St. New York, NY 10055	25%	Jennifer Hsui, CFA® Managing Director and Senior Portfolio Manager (2006-present). Mrs. Hsui is the Chief Investment Officer for Global Portfolio Management within BlackRock’s EII business. She is responsible for setting direction, establishing policy, and guiding investment decisions across Index Equity products.	2018
			Paul Whitehead Managing Director, Co-Head of Index Equity (2022-present). Mr. Whitehead is the Co-Head of the Index Equity within BlackRock’s ETF and Index Investments (EII) business. He is responsible for overseeing the management of Institutional and iShares funds. Mr. Whitehead’s service with the firm dates back to 1996.	2022
			Peter Sietsema, CFA® Director and Senior Portfolio Manager Mr. Sietsema is the Head of Sub-Advised, US Institutional, and Canada/LatAm ETF Portfolio Management within BlackRock’s EII business. Mr. Sietsema’s service with the firm dates back to 2007.	2022
	Causeway Capital Management LLC (“Causeway”) 11111 Santa Monica Blvd. 15th Floor Los Angeles, CA 90025	28%	Alessandro Valentini, CFA® Portfolio Manager (2013-present). Mr. Valentini is a portfolio manager of Causeway and is responsible for investment research in the global health care and financials sectors. He joined the firm in July 2006 and has been a portfolio manager since April 2013.	2014
			Jonathan P. Eng Portfolio Manager (2002-present). Mr. Eng is a director of Causeway and is responsible for investment research in the global consumer discretionary, industrials and materials sectors. He joined the firm in July 2001 as a research associate and has been a portfolio manager since February 2002.	2014
			Harry W. Hartford President and Portfolio Manager (2001-present). Mr. Hartford is the president of Causeway, portfolio manager for the firm’s fundamental and absolute return strategies, and director of research. He co-founded the firm in June 2001.	2014
			Sarah H. Ketterer Chief Executive Officer and Portfolio Manager (2001-present). Ms. Ketterer is the chief executive officer of Causeway, portfolio manager for the firm’s fundamental and absolute return strategies and is responsible for investment research across all sectors. She co-founded the firm in June 2001.	2014
MORGAN STANLEY | 2024 97

Fund	Sub-adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
International Equity Fund (continued)			Ellen Lee Portfolio Manager (2007-present). Ms. Lee is a director of Causeway and is responsible for investment research in the energy and global utilities sectors. Ms. Lee joined the firm in August 2007 as a research associate and has been a portfolio manager since January 2015.	2015
			Conor S. Muldoon, CFA® Portfolio Manager (2010-present). Mr. Muldoon is a director of Causeway and is responsible for investment research in the global financials and materials sectors. He joined the firm in August 2003 as a research associate and has been a portfolio manager since September 2010.	2014
			Steven Nguyen Portfolio Manager (2019-present). Mr. Nguyen is a director of Causeway and is responsible for investment research in the global energy, utilities and health care sectors. He joined the firm in April 2012 as a research associate and has been a portfolio manager since January 2019.	2019
	Schroder Investment Management North America Inc. (“Schroders”) 7 Bryant Park New York, NY 10018	18%	James Gautrey, CFA® Portfolio Manager (2001-present). Mr. Gautrey became a portfolio manager for International Equities at Schroders in 2014. He began his career in 2001 with Schroders.	2014
			Simon Webber, CFA® Portfolio Manager (1999-present). Mr. Webber has been a portfolio manager of the fund since 2011. He joined Schroders as a research analyst in 1999.	2011
	Victory Capital Management, Inc. (“Victory Capital”) 15935 La Cantera Parkway San Antonio, TX 78256	17.5%	Daniel B. LeVan, CFA® Chief Investment Officer of Trivalent Investments, a Victory Capital investment franchise Chief Investment Officer of Trivalent Investments, a Victory Capital investment franchise, has been with Victory Capital since 2014. From 2007-2014, Mr. LeVan was a Senior Portfolio Manager of Munder Capital Management, which was acquired by Victory Capital in 2014.	2017
			John W. Evers, CFA® Senior Portfolio Manager Senior Portfolio Manager, has been with Victory Capital’s Trivalent Investments since 2014. From 2007-2014, Mr. Evers was a Senior Portfolio Manager of Munder Capital Management, which was acquired by Victory Capital in 2014.	2017
98 MORGAN STANLEY | 2024

Fund	Sub-adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
International Equity Fund (continued)	Walter Scott & Partners Limited (“Walter Scott”) One Charlotte Square, Edinburg, EH2 4DR, Scotland	19%	Jane Henderson Managing Director Jane is Managing Director of Walter Scott. Having joined the firm in 1995 as an investment analyst, she has held a range of investment, management, client service and governance responsibilities and was instrumental in the development of the firm’s US investment strategy.Jane co-chaired Walter Scott’s Investment Management Group before becoming Managing Director in 2010. She holds a BSc (Hons) in Marine and Environmental Biology from the University of St Andrews.	2021
			Charles Macquaker Executive Director – Investment Charlie is Executive Director, Investment at Walter Scott. Having joined the firm in 1991, he has held a range of investment, management, client service and governance responsibilities and has had extensive experience of analysing companies around the world, particularly in Europe and Japan. Charlie joined the Board in 2009 and is Co-Chair of the Investment Management Committee. He holds a BSc (Econ) (Hons) in European Studies from the University of Buckingham.	2021

Roy Leckie
Executive Director – Investment & Client
Service
Roy is Executive Director, Investment & Client
Service at Walter Scott. Since joining the firm
in1995, he has held a range of investment,
management, client service and governance
responsibilities. Roy was integral to the
development of the firm’s emerging market
capabilities, and he has played a central role
in the stewardship of Walter Scott’s global
and international strategies since 2007. Roy
joined the firm’s Board in 2008 and is
Co-Chair of the Investment Management
Committee. He holds a BSc (Hons) in
Statistics from the University of Glasgow.
				2021
			Maxim Skorniakov Investment Manager Maxim is an Investment Manager at Walter Scott, who joined the firm in 2003. He holds an MA in Economics from the University of Colorado and an MS in Investment Analysis from the University of Stirling. Maxim is a CFA® charterholder. He joined the Investment Executive (IE) in 2022.	2022
MORGAN STANLEY | 2024 99

Fund	Sub-adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
International Equity Fund (continued)			Fraser Fox Investment Manager Fraser is an Investment Manager at Walter Scott, who joined the firm in 2003. He has experience across each of the three regional research teams, and he joined the Investment Executive (IE) in 2022. Fraser holds a first class LLB (Hons) in Law from the University of Edinburgh and is a CFA® charterholder.	2022

Emerging Markets Equity Fund	BlackRock Financial Management, Inc. (“BlackRock”) Park Avenue Plaza 55 East 52nd St. New York, NY 10055	35%	Jennifer Hsui, CFA® Managing Director, Co-Head and CIO of Index Equity (2006-present). Mrs. Hsui is the Chief Investment Officer for Global Portfolio Management within BlackRock’s EII business. She is responsible for setting direction, establishing policy, and guiding investment decisions across Index Equity products.	2018
			Paul Whitehead Managing Director, Co-Head of Index Equity (2022-present). Mr. Whitehead is the Co-Head of BlackRock’s ETF and Index Investments (EII) business. He is responsible for overseeing the management of Institutional and iShares funds. Mr. Whitehead’s service with the firm dates back to 1996.	2022
			Peter Sietsema, CFA® Director and Senior Portfolio Manager Mr. Sietsema is the Head of Sub-Advised, US Institutional, and Canada/LatAm ETF Portfolio Management within BlackRock’s EII business. Mr. Sietsema’s service with the firm dates back to 2007.	2022
	Lazard Asset Management LLC (“Lazard”) 30 Rockefeller Plaza 57th Floor New York, NY 10112	17.5%	James M. Donald, CFA® Managing Director, Portfolio Manager/Analyst and Head of Emerging Markets (1996-present). Mr. Donald is a Managing Director and Head of Emerging Markets and Portfolio Manager/Analyst on the Emerging Markets Equity team. He is also a member of the International Equity Select with Emerging Markets team.	2009
			Rohit Chopra Managing Director and Portfolio Manager/Analyst (1999-present). Mr. Chopra is a Portfolio Manager/ Analyst on the Emerging Markets Equity team, focusing on consumer and telecommunications research and analysis.	2009
100 MORGAN STANLEY | 2024

Fund	Sub-adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Emerging Markets Equity Fund (continued)			Monika Shrestha Managing Director and Portfolio Manager/Analyst (2003-present). Ms. Shrestha is a Portfolio Manager/ Analyst on the Emerging Markets Equity team, responsible for research coverage of companies in the financial sector.	2015
			Ganesh Ramachandran Managing Director and Portfolio Manager/Analyst (1997-present) Mr. Ramachandran is a Portfolio Manager/ Analyst on the Emerging Income and Emerging Markets Equity teams.	2020
	Martin Currie Inc. (“Martin Currie”) Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES, Scotland	30%
Alastair Reynolds
Portfolio Manager, Global Emerging
Markets
Alastair has been investing in equities for over
30 years. He joined Martin Currie in 2010,
when Martin Currie expanded its commitment
to the Emerging Market asset class. In
addition to managing investment portfolios
and conducting investment research, Alastair
is also responsible for the overall
management of our Emerging Markets team.
During his career, Alastair has managed a
broad range of emerging market equity
strategies, including frontier markets and
small caps. Prior to Joining Martin Currie,
Alastair worked at Scottish Widows
Investment Partnership, Edinburgh Fund
Managers and Scottish Amicable Investment
Management. He is an associate of the UK
Society of Investment Professionals (ASIP),
the predecessor of the CFA Society of the
UK.
				2021

Andrew Mathewson
Portfolio Manager, Global Emerging
Markets
Andrew is a co-manager of our Global
Emerging Markets strategy. He has had
responsibility for researching stocks in the
consumer and healthcare sectors since the
formation of the Global Emerging Markets
team in 2010. Prior to this, he worked in
Martin Currie’s Asia and Global Emerging
Markets team, as an investment manager for
the Global Emerging Markets product with a
research focus on EMEA markets. Andrew
joined Martin Currie in 2005 from the Scottish
Investment Trust, where he was an
investment manager for UK equities. Andrew
is a CFA® charterholder. He has a BSc
(Hons) in Economics from the University of St
Andrews.
				2021
MORGAN STANLEY | 2024 101

Fund	Sub-adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Emerging Markets Equity Fund (continued)
Colin Dishington
Portfolio Manager, Global Emerging
Markets
Colin is a co-manager of our Global
Emerging Markets strategy, with responsibility
for researching stocks in the communication
services sector. Before re-joining Martin
Currie in 2018, he worked as a research
analyst at Matthews Asia, an Asia-only
investment specialist. Before this, Collin
worked at Martin Currie from 2010-2012,
initially as Assistant Research Analyst,
working on global financial stocks, before
progressing to Assistant Portfolio Manager in
our Japan team. Collin is a chartered
accountant (CA), beginning his professional
career at Chiene & Tait Chartered
Accountants. He was then at Lloyds Banking
Group before he first joined Martin Currie. He
is a CFA® Charterholder and has an MA in
Economics from the University of Glasgow.
2021

Divya Mathur
Portfolio Manager, Global Emerging
Markets
Divya is a co-manager of our Global
emerging markets strategy, with responsibility
for technology sector research. He joined
Martin Currie in 2010 from SWIP, where he
was investment director on its GEMs desk. As
portfolio manager, Divya was lead manager of
the Global Emerging Markets Infrastructure
fund and co-manager of the balanced
mandates. As sector analyst, he was
responsible for stocks across the technology
and utilities sectors in emerging markets.
Earlier, Divya spent over a decade at
Henderson Global Investors in London,
where he began his career as a quantitative
strategist, before managing GEM and
dedicated Indian equity portfolios for eight
years. Divya has an MSc in investment
analysis from the University of Stirling and a
BSc (Hons) in Computer Science and
Accounting from the University of
Manchester. He is an associate of the UK
Society of Investment Professionals (ASIP),
the predecessor of the CFA Society of the
UK.
2021
102 MORGAN STANLEY | 2024

Fund	Sub-adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Emerging Markets Equity Fund (continued)
Paul Desoisa
Portfolio Manager, Global Emerging
Markets
(2013-present). Mr. Desoisa is a co-manager
of our Global Emerging Markets strategy, with
responsibility for researching stocks in the
industrial, financial and utilities sectors.
Mr. Desoisa joined Martin Currie in 2013
researching technology, media and telecoms
stocks in the Global team, before progressing
into a portfolio management role in the North
America team. He joined the Global
Emerging Markets team as a portfolio
manager in 2017. Before Martin Currie, Mr
Desoisa worked as a trainee actuary for
Punter Southall. Mr. Desoisa is a CFA®
charterholder and has a BSc (Hons) in
Mathematics and Statistics from the
University of York.
2021

Paul Sloane
Portfolio Manager, Global Emerging
Markets
Paul is a co-manager of our Global Emerging
Markets strategy with has responsibility for
researching financials stocks. Paul first joined
Martin Currie in 2003, leading our global
financials research and co-managing our
Global Financials Absolute Return Fund from
2006 to 2011 and Global Alpha strategy from
2013. Paul left the firm in 2017 and re-joined
in 2018 as part of the Global Emerging
Markets team. Prior to his time at Martin
Currie, he was at Deutsche Bank, where he
was responsible for specialist sales in the
pan-European insurance sector. He started
his career in 1993 as a Trainee Chartered
Accountant at Standard Life before moving
into an investment analyst role at Standard
Life Investments in 1997. Paul is a Chartered
Accountant (CA) and an associate of the UK
Society of Investment Professionals (ASIP).
Paul has a PGDip in Investment Analysis
from the University of Stirling and a BA
(Hons) Accounting from the University of
Ulsher.
2021
MORGAN STANLEY | 2024 103

Fund	Sub-adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Emerging Markets Equity Fund (continued)
Aimee Truesdale
Portfolio Manager, Global Emerging
Markets
(2022 present) Aimee joined Martin Currie in
2021. Aimee is part of the Global Emerging
Markets strategy team and has responsibility
for researching stocks in the healthcare
sector. Before joining Martin Currie, Aimee
was an assistant fund manager and equities
analyst at Jupiter Asset Management, where
she managed and conducted research on the
firm’s Indian equities strategy. Part of her role
involved collaborating with Jupiter’s
Stewardship team to oversee ESG issues at
investee companies. Prior to this, she worked
in the Global equities and Asia equities teams
at Waverton Investment Management. Before
joining the investment management industry,
Aimee was a nuclear physicist at AWE.
Aimee is a CFA (Chartered Financial Analyst)
charterholder and has a B.Sc. in Physics with
honours from the University of Edinburgh.
CFA® and Chartered Financial Analyst® are
registered trademarks owned by CFA
Institute.
				2022
	Van Eck Associates Corporation (“VanEck”) 666 Third Avenue New York, NY 10017	17.5%	David Semple Portfolio Manager (2002-present). Mr. Semple is the Portfolio Manager of the strategy, and is responsible for asset allocation and stock selection in global emerging markets.	2016
			Angus Shillington Deputy Portfolio Manager (2014-present). Mr. Shillington is a Deputy Portfolio Manager of the strategy. Prior to that, he was a Senior Analyst at VanEck from 2009-2014.	2016
			Ola El-Shawarby- Deputy Portfolio Manager (2023-present). Ms. El-Shawwarby is a Deputy Portfolio Manager of the strategy. Prior to that, she was a Senior Analyst from 2017-2023.	2023
104 MORGAN STANLEY | 2024

Fund	Sub-adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since

Core Fixed Income Fund	BlackRock Financial Management, Inc. (“BlackRock”) Park Avenue Plaza 55 East 52nd St. New York, NY 10055	33%
Amanda Liu
Director and Portfolio Manager
Amanda Liu, CFA, Director, is a portfolio
manager focusing on Short Duration and
intermediate duration multi-sector mandates,
specializing in risk budgeting, asset allocation
and providing customized portfolio
construction for separate accounts. Ms. Liu is
co-manager on BlackRock Low Duration
Bond Fund and BGF US Dollar Low Duration
Bond Fund. Prior to assuming her current
responsibilities in 2015, Ms. Liu was a
member of the Portfolio Analytics Group,
where she led the rollout of Aladdin risk
models and analytical tools to clients. Prior to
joining BlackRock in 2010, Ms. Liu was an
investment accountant at Principal Financial
Group.
				2012
			Akiva Dickstein Managing Director and Portfolio Manager (2009-present) Mr. Dickstein, Managing Director, is Head of Customized Multi-Sector Portfolios and co-Head of Global Inflation Linked Portfolios within BlackRock’s Global Fixed Income (GFI) group, and a member of the Global Fixed Income executive team. He is also a portfolio manager of BlackRock’s Core Bond Fund. Prior to taking his current responsibilities, Mr. Dickstein was the lead portfolio manager on BlackRock’s mortgage portfolios.	2014
	Metropolitan West Asset Management, LLC (“MetWest”) 865 South Figueroa Street Los Angeles, CA 90017	33%	Stephen Kane, CFA® Co-Chief Investment Officer and Generalist Portfolio Manager Mr. Kane has been managing the Fund since 2007. He has been with Metropolitan West Asset Management since 1996.	2007
			Laird Landmann (until December 31, 2023) Generalist Portfolio Manager Mr. Landmann has been managing the Fund since 2007. He has been with Metropolitan West Asset Management since 1996.	2007
			Bryan Whalen, CFA® Co-Chief Investment Officer and Generalist Portfolio Manager Mr. Whalen has been managing the Fund since 2007. He had been with Metropolitan West Asset Management since 2004.	2007
			Jerry Cudzil Generalist Portfolio Manager Mr. Cudzil has been managing the Fund since September 2023. He had been with Metropolitan West Asset Management since 2012.	2023
			Ruben Hovhannisyan, CFA® Generalist Portfolio Manager Mr. Hovhannisyan has been managing the Fund since September 2023. He had been with Metropolitan West Asset Management since 2007.	2023
MORGAN STANLEY | 2024 105

Fund	Sub-adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Core Fixed Income Fund (continued)	Western Asset Management Company (“Western”) 385 E. Colorado Blvd. Pasadena, CA 91101	34%
John Bellows, PhD, CFA®
Portfolio Manager
John Bellows, PhD is a Portfolio Manager in
Western Asset’s Pasadena officer focusing
on US broad market strategies. In 2018 he
took on an elevated role in the Global
Portfolios Team, where he is a leading voice
for US and global macro strategies. John is a
member of the US Broad Strategy
Committee, which formulates domestic
investment themes and strategies, as well as
the Global Investment Strategy Committee,
which is responsible for setting policy and
providing strategic investment oversight for
the Firm. He joined the firm in 2012 as an
Investment Management Strategy Analyst
before assuming his current role. Prior to
joining Western Asset, John served at the US
Department of the Treasury, as the Acting
Assistant Secretary of Economic Policy.
John holds a Bachelor of Arts in Economics
from Dartmouth College, where he graduated
magna cum laude, and a PhD in Economics
from the University of California, Berkely. He
is also a CFA® charterholder.
				2023
			Frederick R. Marki Portfolio Manager Frederick R. Marki is a Portfolio Manager with Western Asset Management Company, LLC and has more than 39 years of experience. Prior to joining the Firm in 2005, Mr. Marki was Senior Portfolio Manager with Citigroup Asset Management, Portfolio Manager with UBS, and Vice President with Merrill Lynch. He began his career as an Assistant Economist at the Federal Reserve Bank of New York. Mr. Marki holds a Bachelor of Science degree from the Massachusetts Institute of Technology as well as the CFA designation.	2023
			S. Kenneth Leech Chief Investment Officer (1990-present). Mr. Leech is the Chief Investment Officer at Western and supports the US Broad Market Investment Team.	2014
			Julien A. Scholnick, CFA® Portfolio Manager Julien A. Scholnick is a Portfolio Manager with Western Asset Management Company, LLC and has more than 25 years of experience. Prior to joining the Firm in 2003, Mr. Scholnick served as an Associate in the Private Client Group with Salomon Smith Barney, as a Senior Analyst with Digital Coast Partners and as a Senior Analyst with Arthur Anderson, LLP. Mr. Scholnick holds a Bachelor of Arts degree from the University of California, Los Angeles, and an MBA from Cornell University. He also holds the CFA® designation.	2015
106 MORGAN STANLEY | 2024

Fund	Sub-adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Core Fixed Income Fund (continued)			Mark S. Lindbloom Portfolio Manager Mr. Lindbloom leads the US Broad Market Investment Team.	2008

High Yield Fund	PineBridge Investments LLC (“PineBridge”) Park Avenue Tower 65 E 55th Street New York, NY 10022	50%
John Yovanovic, CFA®
Managing Director and Portfolio Manager
(2000-Present). Mr. Yovanovic became
Portfolio Manager of High Yield for the firm in
2005 and was promoted to lead PM in
September of 2010. Prior to 2005, he held
positions as a senior research analyst and as
head of AIG’s high yield trading desk; while in
investment research, he served as the
energy/utilities group head. Previously,
Mr. Yovanovic was a senior research analyst
and trader at Mentor Investment Advisors, a
division of Wachovia Corporation.
Mr. Yovanovic started his career in equity
research at VanKampen Funds, where he
subsequently moved into high yield research
and trading. He received a BBA from the
University of Houston and is a CFA®
charterholder.
				2021

Jeremy Burton, CFA®
Managing Director and Portfolio Manager
(2014-Present). Mr. Burton is a portfolio
manager for PineBridge’s high yield bond and
leveraged loan strategies. He has served as a
portfolio manager since 2014. Previously, he
was a credit research analyst covering a
number of industries in the Communications
and Consumer Cyclical sectors from 2004 to
2007 and from 2009 to 2017. Prior to that, he
was an investment banking analyst with CIBC
World Markets and an investment analyst with
Linden Advisors. Mr. Burton received a BA
with a concentration in History from Harvard
College in 2000 and an MBA with a
concentration in Finance from the Wharton
School of Business at the University of
Pennsylvania in 2004. He is a CFA®
charterholder.
				2021
MORGAN STANLEY | 2024 107

Fund	Sub-adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
High Yield Fund (continued)	Western Asset Management Company (“Western”) 385 E. Colorado Blvd Pasadena, CA 91101	50%	Michael C. Buchanan, CFA® Deputy Chief Investment Officer (2005-present). Mr. Buchanan is the primary portfolio manager for Western’s US High Yield portfolios.	2005
			Walter E. Kilcullen Portfolio Manager (2002-Present). Mr. Kilcullen is responsible for the day-to-day strategic oversight of his respective strategies as well as supervising the operations of various sector teams dedicated to the asset classes in which the strategy invests.	2017
			S. Kenneth Leech Co-Chief Investment Officer (1990-present). Mr. Leech is responsible for the day-to-day strategic oversight of his respective strategies as well as supervising the operations of various sector teams dedicated to the asset classes in which the strategy invests.	2014

International Fixed Income Fund	Pacific Investment Management Company LLC (“PIMCO”) 650 Newport Center Drive Newport Beach, CA 92660	100%
Sachin Gupta
Managing Director and Portfolio Manager
(2003-Present). Mr. Gupta is a managing
director in the Newport Beach office, global
portfolio manager and leader of the global
desk. He is a member of the Asia-Pacific
portfolio committee, and European portfolio
committee. Previously at PIMCO, he was in
the London office managing European
liability-driven investment (LDI) portfolios, and
in the Singapore office on the global portfolio
management team. In these roles, he
focused on investments in government
bonds, foreign exchange, and interest rate
derivatives across global markets. Prior to
joining PIMCO in 2003, he was in the fixed
income and currency derivatives group at
ABN AMRO Bank. He has 26 years of
investment experience and holds an MBA
from XLRI, India. He received an
undergraduate degree from Indian Institute of
Technology, Delhi. He is a director of The
Global FoodBanking Network, an
international nonprofit that is working toward
a hunger-free future in more than 30
countries.
				2014
108 MORGAN STANLEY | 2024

Fund	Sub-adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since

Municipal Bond Fund	BlackRock Financial Management, Inc. (“BlackRock”) Park Avenue Plaza 55 East 52nd St. New York, NY 10055	100%
Michael Kalinoski, CFA®
Director
(1999-Present). Mr. Kalinoski’s is a portfolio
manager on the Municipal Mutual Fund Desk
within BlackRock’s Municipal Fixed Income
business in BlackRock’s Portfolio
Management Group. Mr. Kalinoski’s service
with the firm dates back to 1999, including his
years with Merrill Lynch Investment Managers
(MLIM), which merged with BlackRock in
2006. At MLIM, he was a member of the
tax-exempt fixed income team responsible for
managing a number of national and state
funds. Prior to joining MLIM in 1999,
Mr. Kalinoski was a municipal trader with
Strong Capital Management. Mr. Kalinoski
earned a Bachelor of Science in Accounting
from Marquette University in 1992.
				2019
			Kevin Maloney, CFA® Director (2011-Present). Mr. Maloney is a Portfolio Manager for the mutual fund desk within the Municipal Fixed Income business in BlackRock’s Portfolio Management Group. Mr. Maloney began his career at BlackRock in 2011 as an Analyst on the Municipal Credit Research Team. He currently serves as a Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group. Mr. Maloney graduated from Drexel University in 2011 with a Bachelor of Science in Finance.	2019

Inflation-Linked Fixed Income Fund	Pacific Investment Management Company LLC (“PIMCO”) 650 Newport Center Drive Newport Beach, CA 92660	100%
Daniel He
Executive Vice President and Real Return
Portfolio Manager
(2011-Present). Mr. He is an executive vice
president and portfolio manager in the
Newport Beach office. He is currently a
member of the liquid products group
specializing in real return and
mortgage-backed securities and serves as a
member of Americas portfolio committee.
Previously, he was a member of the global
rates desk focusing on government bonds,
foreign exchange, and interest rate
derivatives. Prior to joining PIMCO in 2011,
he structured and traded derivative strategies
in foreign exchange and interest rates for a
global macro hedge fund in Singapore. He
has 19 years of investment experience and
holds an MBA from the University of Chicago
Booth School of Business. He also holds a
master’s degree in financial engineering and
an undergraduate degree in computer
science from the National University of
Singapore.
				2019
MORGAN STANLEY | 2024 109

Fund	Sub-adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Inflation-Linked Fixed Income Fund (continued)
Steve Rodosky
Managing Director and Real Return
Portfolio Manager
(2001-Present). Mr. Rodosky is a managing
director in the Newport Beach office and a
portfolio manager for real return and U.S.
long duration strategies. He leads the rates
liquid products team and also leads talent
management for portfolio management in the
U.S. Prior to joining PIMCO in 2001,
Mr. Rodosky was vice president of
institutional sales with Merrill Lynch. He has
28 years of investment experience and holds
a master’s degree in financial markets from
Illinois Institute of Technology. He received an
undergraduate degree from Villanova
University.
				2019

Ultra-Short Term Fixed Income Fund	Pacific Investment Management Company LLC (“PIMCO”) 650 Newport Center Drive Newport Beach, CA 92660	100%
Jerome M. Schneider
Managing Director and Portfolio Manager
(2008-present). Mr. Schneider is a managing
director in the Newport Beach office and
leader of short-term portfolio management
and funding. Morningstar named him
Fixed-Income Fund Manager of the Year
(U.S.) for 2015. Prior to joining PIMCO in
2008, Mr. Schneider was a senior managing
director with Bear Stearns. There he most
recently specialized in credit and
mortgage-related funding transactions and
helped develop one of the first “repo” conduit
financing companies. Additionally, during his
tenure at Bear Stearns he held various
positions on the municipal and fixed income
derivatives trading desks. He has 28 years of
investment experience and holds an
undergraduate degree in economics and
international relations from the University of
Pennsylvania and an MBA from the Stern
School of Business at New York University.
				Since Inception

Alternative Strategies Fund	Consulting Group Advisory Services LLC (“CGAS”) 2000 Westchester Avenue Purchase, NY 10577	100%
Andrew Nania
Vice President
Mr. Nania is a Vice President and Portfolio
Manager in the Morgan Stanley Wealth
Management Global Investment Office since
the acquisition of E*TRADE in 2021. He
joined E*TRADE in 2014 where he held
multiple roles including Portfolio Manager,
Investment Strategist, and Financial
Consultant. Previously, Andrew was a Private
Client Banker at JPMorgan Chase, where he
was responsible for working with high-net
worth households on banking and investing.
Andrew is a graduate of Amherst College
with a Bachelor of Arts (B.A.) in religion and
political science. He is a Chartered Financial
Analyst (CFA®) charterholder and member of
the CFA Institute and CFA Society New York.
				2023
110 MORGAN STANLEY | 2024

Fund	Sub-adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Alternative Strategies Fund (continued)
Sukru Saman
Executive Director
(2014-present) Mr. Saman has been an
investment officer and portfolio manager
within Morgan Stanley Wealth Management
since 2014. Prior to that, Sukru Saman was a
due diligence analyst within Morgan Stanley
Wealth Management.
Since Inception
Management Fees. The Manager receives a management fee from each Fund for its services. In turn, the Manager pays each Sub-adviser a fee for its sub-advisory services. The Manager may voluntarily waive a portion or all of the management fees otherwise payable to it by a Fund. The chart below shows the contractual management fees for each Fund and the actual management fees paid to the Manager for the fiscal year ended August 31, 2023, based on a percentage of average daily net assets:
FUND	CONTRACTUAL MANAGEMENT FEE	ACTUAL MANAGEMENT FEE PAID DURING MOST RECENT FISCAL YEAR
Large Cap Equity Fund	0.60%	0.37%
Small-Mid Cap Equity Fund	0.80%	0.46%
International Equity Fund	0.70%	0.52%
Emerging Markets Equity Fund	0.90%	0.57%
Core Fixed Income Fund	0.40%	0.37%
High Yield Fund	0.70%	0.50%
International Fixed Income Fund	0.50%	0.45%
Municipal Bond Fund	0.40%	0.40%
Inflation-Linked Fixed Income Fund	0.50%	0.45%
Ultra-Short Term Fixed Income Fund	0.50%	0.45%
Alternative Strategies Fund	1.20%	0.20%
Potential Conflicts of Interest. The management fees paid by each Fund to the Manager and the sub-advisory fees paid by the Manager to each Sub-adviser vary depending upon the Fund. The Manager intends to comply with the standards of fiduciary duty that require it to act solely in the best interest of a participant when making such investment recommendations and to avoid any conflict of interest. Due to the structure of its contractual fee waiver, which was designed to mitigate potential conflicts of interest, the Manager will not retain a larger portion of its management fees for any Fund, relative to any other Fund.
The SAI provides additional information about each Sub-adviser, including more information about their investment strategies and techniques, compensation paid to each Sub-adviser’s portfolio manager(s), other accounts managed by such portfolio managers and the portfolio managers’ ownership of the Fund’s shares.
Morgan Stanley affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the Funds. They may also own the securities of these issuers. However, in making investment decisions for the Funds, the Manager does not obtain or use inside information acquired by any division, department or affiliate of Morgan Stanley in the course of those relationships. To the extent the Funds acquire securities from an issuer that has a borrowing or other relationship with Morgan Stanley or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Morgan Stanley and/or its affiliates.
Additional information regarding various former or current affiliates of, or predecessors to, CGAS or Morgan Stanley is included in the Trust’s Annual Report and the Form ADV of CGAS.
MORGAN STANLEY | 2024 111

Investment and account information
Account transactions
Purchase of shares. You may purchase shares of a Fund if you are a participant in an advisory program sponsored by Morgan Stanley. You may establish a brokerage account with Morgan Stanley free of charge in order to purchase shares of a Fund.
•
The minimum initial aggregate investment in the Morgan-Stanley-sponsored investment advisory programs is $1,000.
•
The minimum investment in a Fund is $100.  In other words, in order to invest in the Fund through your Morgan Stanley-sponsored investment advisory program, you must allocate at least $100 of your investment advisory program assets to the Fund.
•
There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
•
Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
Shares of the Funds are sold at net asset value per share (“NAV”) without imposition of a sales charge but will be subject to any applicable advisory program fee. You may buy shares of a Fund at NAV on any day the NYSE is open by contacting your broker. All orders to purchase received by Morgan Stanley before 4:00 p.m. Eastern time will receive that day’s share price. Orders received after 4:00 p.m. will receive the next day’s share price. If the NYSE closes early, the Funds may accelerate transaction deadlines accordingly. All purchase orders must be in good order to be accepted. This means you have provided the following information:
•
Name of the Fund
•
Your account number
•
Dollar amount or number of shares to be purchased
•
Signatures of each owner exactly as the account is registered
Each Fund reserves the right to reject purchase orders or to stop offering its shares without notice. No order will be accepted unless Morgan Stanley has received and accepted an advisory agreement signed by the investor participating in a Morgan Stanley-sponsored investment advisory program. Orders may only be accepted from investors who maintain a brokerage account with Morgan Stanley. Payment for shares must be received by Morgan Stanley within three business days after the order is placed in good order.
Customer Identification Program. Federal law requires the Trust to obtain, verify and record identifying information, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Trust. Applications without the required information may not be accepted. After accepting an application, to the extent permitted by applicable law or its customer identification program, the Trust reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Trust; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Trust is unable to verify an investor’s identity. The Trust has appointed an anti-money laundering officer to administer this process. The Trust will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.
Redemption of shares. You may sell shares of a Fund at NAV on any day the NYSE is open by contacting your broker. All redemption requests accepted by Morgan Stanley before 4:00 p.m. Eastern time on any business day will be executed at that day’s share price. Orders accepted after 4:00 p.m. will be executed at the next day’s price. If the NYSE closes early, the Funds may accelerate transaction deadlines accordingly. All redemption orders must be in good form, which may require a signature guarantee (available from most banks, dealers, brokers, credit unions and federal savings and loan associations, but not from a notary public) to assure the safety of your account. If you discontinue your Morgan Stanley advisory service, you must redeem your shares in the Funds. The Funds are available only to investors in Morgan Stanley-sponsored investment advisory programs. If any account does not meet this or any other eligibility requirement, we reserve the right to liquidate such account.
In certain circumstances, the Board of Trustees may determine that it would be detrimental to the best interests of a Fund’s shareholders to make a redemption payment wholly in cash. In such situations, the Fund may pay a portion of a shareholder redemption request by a distribution in-kind of readily marketable portfolio securities, subject to applicable laws and regulations and the policies of the Trust. Shareholders receiving distributions in-kind may incur brokerage commissions when subsequently disposing of those securities.
Each Fund has the right to suspend redemptions of shares and to postpone the transmission of redemption proceeds to a shareholder’s account at Morgan Stanley for up to seven days, as permitted by law. For example, the Funds may suspend the shareholders’ right to redeem their shares if the NYSE restricts trading, the SEC declares an emergency or for similar reasons permitted by law. Redemption proceeds held in an investor’s brokerage account generally will not earn any income and Morgan Stanley may benefit from the use of temporarily uninvested funds. A shareholder who pays for shares of a Fund by personal check will be credited with the proceeds of a redemption of those shares after the purchaser’s check has cleared, which may take up to 10 days.
Exchange of shares. An investor that participates in an advisory program sponsored by Morgan Stanley may exchange
112 MORGAN STANLEY | 2024

shares in a Fund for shares in any other Fund in the Trust at NAV without payment of an exchange fee. Be sure to read the Prospectus and consider the investment objectives and policies of any Fund into which you make an exchange. An exchange is a taxable transaction except for exchanges within a retirement account.
Frequent purchases and sales of portfolio shares. Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a Fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a Fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a Fund, a portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a Fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other Funds could also be affected.
Because of the potential harm to the Funds and their long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance and other techniques. Under these policies and procedures, the Trust may limit additional exchanges or purchases of Fund shares by shareholders whom the Manager believes to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but the Trust reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Manager believes to be obvious market timing, the Manager will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Manager believes could be either abusive or for legitimate purposes, the Trust may permit the account holder to justify the activity.
The policies apply to any account, whether an individual account or accounts with financial intermediaries, such as investment advisers and retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account.
The Trust’s policies also require personnel, such as portfolio managers and investment staff, to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the Manager and its affiliates, other than money market funds. Additionally, the Trust has adopted policies and procedures to prevent the selective release of information about the portfolio holdings held by Funds of the Trust, as such information may be used for market-timing and similar abusive practices.
Share certificates. Share certificates for the Funds will no longer be issued. If you currently hold share certificates of a Fund, such certificates will continue to be honored.
Account Termination. Either Morgan Stanley or you may terminate your account. If you terminate your advisory relationship, Morgan Stanley reserves the right to liquidate all MS Pathway Fund shares in your account.
Valuation of shares
Each Fund offers its shares at NAV. Each Fund calculates its NAV once daily as of the close of regular trading on the NYSE (generally at 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is closed on certain holidays listed in the SAI. If the NYSE closes early, the Funds may accelerate calculation of NAV.
The valuation of the securities of each Fund is determined in good faith by or under the direction of the Board. The Board has approved procedures to be used to value each Fund’s securities for the purposes of determining each Fund’s NAV. The Board has delegated certain valuation functions to the Manager. A Fund generally values its securities based on readily available market quotations determined at the close of trading on the NYSE. Debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Debt obligations that will mature in more than 60 days are valued using valuations furnished by approved third-party pricing agents.
A Fund’s currency conversions, if any, are done as of the close of the New York Stock Exchange (“NYSE”). For securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by third-party pricing vendors using a variety of pricing techniques and methodologies. If vendors are unable to supply a price, or if the price supplied is deemed by the Manager to be unreliable, the Manager may determine the price, using quotations received from one or more broker/dealers that make a market in the security or by using
MORGAN STANLEY | 2024 113

fair value procedures approved by the Board. Certain Funds invest in emerging market securities and in securities rated below investment grade, some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable; these Funds may use fair valuation procedures more frequently than funds that invest primarily in exchange-traded securities. A Fund also may use fair value procedures if the Manager determines that a significant event has occurred between when a market price is determined and when the Fund’s NAV is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund calculates its NAV.
For the International Equity Fund and the Emerging Markets Equity Fund, the Board has approved the use of a fair value model developed by a pricing service to price foreign equity securities on a daily basis.
Valuing securities using fair value procedures involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time the Fund determines its net asset value.
Additionally, international markets may be open, and trading may take place, on days when U.S. markets are closed. For this reason, the values of foreign securities owned by a Fund could change on days when shares of the Fund cannot be bought or redeemed.
More information about the valuation of the Funds’ holdings can be found in the SAI.
Dividends and distributions
Each Fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The Core Fixed Income Fund, High Yield Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund declare and pay dividends, if any, monthly from net investment income. The Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Alternative Strategies Fund declare and pay dividends, if any, annually from net investment income. All of the Funds declare and distribute realized net capital gains, if any, annually, typically in December. The equity oriented Funds expect distributions to be primarily from capital gains. The fixed income oriented Funds expect distributions to be primarily from income. All dividends and capital gains are reinvested in shares of the Fund that paid them unless the shareholder elects to receive them in cash.
Taxes
You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Funds. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. The following is a summary of the U.S. federal income tax consequences of investing in the Funds.
Each Fund is treated as a separate entity for federal tax purposes and intends to qualify for special tax treatment afforded to regulated investment companies. So long as a Fund meets the requirements for being a tax-qualified regulated investment company (“RIC”), the Fund will pay no federal income tax on the earnings and gains, if any, it distributes to shareholders in a timely manner. If a Fund fails to qualify as a RIC or fails to meet the distribution requirement, the Fund will be subject to federal income tax at regular corporate rates (without a deduction for distributions to shareholders). In addition, when distributed, income (including any distributions of net tax-exempt income and net long-term capital gains) would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s earnings and profits.
Distributions attributable to short-term capital gains are treated as dividends taxable at ordinary income rates. Distributions received by shareholders, other than in a tax-deferred retirement account, are taxable whether received in cash or reinvested in shares. Income distributions other than distributions of qualified dividend income, and distributions of short-term capital gain are generally taxable at ordinary income tax rates. Distributions that are reported by the Funds as long-term capital gains distributions and qualified dividend income are generally taxable at the rates applicable to long-term capital gains currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and RICs) and certain foreign corporations. In order for such dividends to be considered “qualified dividend income,” both the shareholders and a Fund must meet certain holding period requirements. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. Certain of the Funds’ investment strategies may significantly limit their ability to make distributions that are eligible for treatment as qualified dividend income.
You may want to avoid buying shares when a Fund is about to declare a capital gain distribution or a taxable dividend, because the amount of the distribution received will be taxable to you even though it may actually be a return of a portion of
114 MORGAN STANLEY | 2024

your investment. This is known as “buying a dividend” and generally should be avoided by taxable investors.
The Municipal Bond Fund expects to meet certain requirements that will allow such fund to pay “exempt-interest” dividends with respect to income derived from interest earned on qualifying tax-exempt obligations, which shareholders may exclude from their gross income for regular federal income tax purposes. Some of the Municipal Bond Fund’s income that is exempt from regular federal income taxation may be subject to the alternative minimum tax, for non-corporate shareholders. For tax years beginning after December 31, 2022, exempt-interest dividends may be subject to the federal corporate alternative minimum tax for certain corporations. The Municipal Bond Fund may at times buy tax-exempt securities at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the Fund’s ordinary income and will be ordinary income when it is paid to you. The Municipal Bond Fund may not be an appropriate investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments. Income exempt from federal taxation may nevertheless be subject to state and local taxation.
In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you, if you are a U.S. shareholder, and hold your shares as a capital asset of certain transactions related to the Funds.
U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Funds). “Net investment income” does not include distributions of exempt interest.
To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund receives from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which may allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return. Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund-of-funds” under the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund is a “qualified fund-of-funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a “qualified fund-of-funds” under the Internal Revenue Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.
MORGAN STANLEY | 2024 115

Transactions	Federal tax status
Redemptions or exchange of shares	Usually taxable as capital gain or loss; long-term only if shares owned more than one year
Distributions of long-term capital gain	Taxable as long-term capital gain
Distribution of short-term capital gain	Generally taxable as ordinary income
Dividends from net investment income	Taxable as ordinary income, but potentially taxable at long-term capital gain rates for equity oriented Funds if qualify for treatment as qualified dividend income
Exempt-interest dividends from Municipal Bond Fund	Generally not taxable, may be subject to alternative minimum tax for non-corporate shareholders
Any of the above received by a qualified retirement account	Not currently taxable, provided purchase of shares not debt-financed
After the end of each year, the Funds (or their administrative agent) will provide you with information about the distributions and dividends you received and any redemption of shares during the previous year. If you do not provide the Funds with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding on your Fund’s distributions, dividends and redemption proceeds. Since each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about the federal, state, and local tax effects of your investment in a Fund. The Funds (or their administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, each Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of its shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, each Fund will use a default cost basis method. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of a Fund’s shares may not be changed after the settlement date of each such sale of a Fund’s shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them by a fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.
As noted above, investors, out of their own assets, will pay an advisory service fee in connection with their investment in the applicable Morgan Stanley-sponsored investment advisory program. This fee is separate and apart from the fees and expenses incurred by the Fund, which are indirectly borne by shareholders. For most investors who are individuals, this advisory service fee that is directly charged to them will be treated as a “miscellaneous itemized deduction.” For taxable years beginning before January 1, 2027, miscellaneous itemized deductions will not be deductible.
The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in a Fund. If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.
For more information about taxes please see the SAI.
116 MORGAN STANLEY | 2024

Financial Highlights
The financial highlights tables are intended to help you understand the performance of each Fund for the past five years or since inception if the Fund has commenced operations within the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information below has been derived from the financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is incorporated by reference in the SAI. The Annual Report to Shareholders and each Fund’s financial statements, as well as the SAI, are available at no cost from the Fund at the toll free number noted on the back cover to this Prospectus.
For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Large Cap Equity Fund
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$20.91	$27.58	$21.62	$19.10	$21.31
Income (Loss) from Operations:
Net investment income(1)	0.23	0.20	0.22	0.26	0.27
Net realized and unrealized gain (loss)	2.58	(3.96)	6.49	3.23	(0.24)
Total Income (Loss) from Operations	2.81	(3.76)	6.71	3.49	0.03
Less Distributions from:
Net investment income	(0.18)	(0.20)	(0.18)	(0.20)	(0.34)
Net realized gain	(1.61)	(2.71)	(0.57)	(0.77)	(1.90)
Total Distributions	(1.79)	(2.91)	(0.75)	(0.97)	(2.24)
Net Asset Value, End of Year	$21.93	$20.91	$27.58	$21.62	$19.10
Total Return†(2)	14.71%	(15.44)%	31.79%	18.85%	1.32%
Net Assets, End of Year (millions)	$1,815	$1,685	$2,175	$1,854	$1,554
Ratios to Average Net Assets:
Gross expenses	0.70%	0.69%	0.68%	0.70%	0.69%
Net expenses(3)	0.47	0.48	0.47	0.49	0.48
Net investment income	1.12	0.82	0.91	1.33	1.43
Portfolio Turnover Rate	34%	20%	15%	21%	13%
(1)
Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)
Reflects fee waivers and/or expense reimbursements.
†
Calculated based on the net asset value as of the last business day of the period.
MORGAN STANLEY | 2024 117

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Small-Mid Cap Equity Fund
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$16.56	$24.35	$18.01	$18.60	$23.06
Income (Loss) from Operations:
Net investment income(1)	0.15	0.12	0.13	0.13	0.12
Net realized and unrealized gain (loss)	0.81	(3.25)	7.10	1.48	(1.83)
Total Income (Loss) from Operations	0.96	(3.13)	7.23	1.61	(1.71)
Less Distributions from:
Net investment income	(0.11)	(0.08)	(0.14)	(0.10)	(0.10)
Net realized gain	(1.54)	(4.58)	(0.75)	(2.10)	(2.65)
Total Distributions	(1.65)	(4.66)	(0.89)	(2.20)	(2.75)
Net Asset Value, End of Year	$15.87	$16.56	$24.35	$18.01	$18.60
Total Return†(2)	6.47%	(15.89)%	41.14%	8.78%	(6.25)%
Net Assets, End of Year (millions)	$490	$542	$677	$620	$423
Ratios to Average Net Assets:
Gross expenses	0.94%	0.93%	0.92%	0.96%	0.98%
Net expenses(3)	0.60	0.59	0.58	0.62	0.66
Net investment income	0.99	0.63	0.61	0.77	0.63
Portfolio Turnover Rate	23%	41%	29%	45%	65%
(1)
Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)
Reflects fee waivers and/or expense reimbursements.
†
Calculated based on the net asset value as of the last business day of the period.
118 MORGAN STANLEY | 2024

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
International Equity Fund
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$11.19	$15.54	$12.27	$11.59	$12.64
Income (Loss) from Operations:
Net investment income(1)	0.25	0.27	0.21	0.17	0.28
Net realized and unrealized gain (loss)	2.11	(3.34)	3.30	0.84	(1.09)
Total Income (Loss) from Operations	2.36	(3.07)	3.51	1.01	(0.81)
Less Distributions from:
Net investment income	(0.21)	(0.33)	(0.24)	(0.33)	(0.24)
Net realized gain	(0.36)	(0.95)	—	—	—
Total Distributions	(0.57)	(1.28)	(0.24)	(0.33)	(0.24)
Net Asset Value, End of Year	$12.98	$11.19	$15.54	$12.27	$11.59
Total Return†(2)	21.72%	(21.37)%	28.93%	8.64%	(6.34)%
Net Assets, End of Year (millions)	$1,176	$1,148	$1,458	$1,254	$1,311
Ratios to Average Net Assets:
Gross expenses	0.86%	0.85%	0.84%	0.87%	0.84%
Net expenses(3)	0.68	0.67	0.67	0.71	0.68
Net investment income	2.01	2.01	1.50	1.44	2.40
Portfolio Turnover Rate	33%	38%	52%	39%	28%
(1)
Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)
Reflects fee waivers and/or expense reimbursements.
†
Calculated based on the net asset value as of the last business day of the period.
Emerging Markets Equity Fund
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$12.39	$17.44	$14.67	$14.00	$14.29
Income (Loss) from Operations:
Net investment income(1)	0.23	0.30	0.20	0.20	0.27
Net realized and unrealized gain (loss)	0.31	(4.65)	2.90	0.75	(0.34)
Total Income (Loss) from Operations	0.54	(4.35)	3.10	0.95	(0.07)
Less Distributions from:
Net investment income	(0.23)	(0.29)	(0.33)	(0.28)	(0.22)
Net realized gain	—	(0.41)	—	—	—
Total Distributions	(0.23)	(0.70)	(0.33)	(0.28)	(0.22)
Net Asset Value, End of Year	$12.70	$12.39	$17.44	$14.67	$14.00
Total Return†(2)	4.64%	(25.82)%	21.28%	6.79%	(0.40)%
Net Assets, End of Year (millions)	$491	$481	$563	$548	$493
Ratio to Average Net Assets:
Gross expenses	1.15%	1.15%	1.12%	1.15%	1.13%
Net expenses(3)	0.82	0.81	0.80	0.84	0.82
Net investment income	1.87	2.10	1.18	1.44	1.95
Portfolio Turnover Rate	12%	14%	53%	23%	22%
(1)
Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)
Reflects fee waivers and/or expense reimbursements.
†
Calculated based on the net asset value as of the last business day of the period.
MORGAN STANLEY | 2024 119

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Core Fixed Income Fund
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$7.12	$8.39	$8.79	$8.42	$7.86
Income (Loss) from Operations:
Net investment income(1)	0.25	0.14	0.13	0.19	0.23
Net realized and unrealized gain (loss)	(0.36)	(1.20)	(0.08)	0.42	0.57
Total Income (Loss) from Operations	(0.11)	(1.06)	0.05	0.61	0.80
Less Distributions from:
Net investment income	(0.25)	(0.16)	(0.17)	(0.22)	(0.24)
Tax return of capital	(0.01)	—	—	—	—
Net realized gain	—	(0.05)	(0.28)	(0.02)	—
Total Distributions	(0.26)	(0.21)	(0.45)	(0.24)	(0.24)
Net Asset Value, End of Year	$6.75	$7.12	$8.39	$8.79	$8.42
Total Return†(2)	(1.60)%	(12.86)%	0.58%	7.46%	10.39%
Net Assets, End of Year (millions)	$1,796	$1,352	$1,311	$981	$1,204
Ratios to Average Net Assets:
Gross expenses	0.55%	0.56%	0.56%	0.58%	0.57%
Net expenses(3)	0.52	0.53	0.54	0.56	0.56
Net investment income	3.65	1.85	1.57	2.27	2.85
Portfolio Turnover Rate	254%	238%	227%	216%	210%
(1)
Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)
Reflects fee waivers and/or expense reimbursements.
†
Calculated based on the net asset value as of the last business day of the period.
High Yield Fund
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$3.14	$3.72	$3.61	$3.76	$3.77
Income (Loss) from Operations:
Net investment income(1)	0.20	0.17	0.18	0.17	0.19
Net realized and unrealized gain (loss)	—	(0.56)	0.11	(0.15)	—
Total Income (Loss) from Operations	0.20	(0.39)	0.29	0.02	0.19
Less Distributions from:
Net investment income	(0.20)	(0.19)	(0.18)	(0.17)	(0.20)
Net Asset Value, End of Year	$3.14	$3.14	$3.72	$3.61	$3.76
Total Return†(2)	6.71%	(10.88)%	8.61%	0.14%	5.58%
Net Assets, End of Year (millions)	$128	$113	$213	$282	$49
Ratios to Average Net Assets:
Gross expenses	1.17%	1.07%	0.96%	1.07%	1.32%
Net expenses(3)	0.97	0.87	0.76	0.86	1.12
Net investment income	6.30	4.88	4.79	4.85	5.09
Portfolio Turnover Rate	25%	46%	117%	84%	43%
(1)
Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)
Reflects fee waivers and/or expense reimbursements.
†
Calculated based on the net asset value as of the last business day of the period.
120 MORGAN STANLEY | 2024

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
International Fixed Income Fund
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$7.00	$8.12	$8.03	$8.35	$7.86
Income (Loss) from Operations:
Net investment income(1)	0.12	0.07	0.07	0.20	0.06
Net realized and unrealized gain (loss)	(0.13)	(0.98)	0.08	(0.15)	0.70
Total Income (Loss) from Operations	(0.01)	(0.91)	0.15	0.05	0.76
Less Distributions from:
Net investment income	(0.59)	(0.12)	—	(0.35)	(0.27)
Net realized gain	—	(0.09)	(0.06)	(0.02)	—
Total Distributions	(0.59)	(0.21)	(0.06)	(0.37)	(0.27)
Net Asset Value, End of Year	$6.40	$7.00	$8.12	$8.03	$8.35
Total Return†(2)	(0.15)%	(11.54)%	1.86%	0.75%	10.01%
Net Assets, End of Year (millions)	$182	$171	$156	$135	$147
Ratios to Average Net Assets:
Gross expenses(3)	0.95%	0.93%	0.97%	1.16%	1.24%
Net expenses(3)(4)	0.90	0.88	0.92	1.11	1.19
Net investment income	1.86	0.95	0.92	2.49	0.77
Portfolio Turnover Rate	381%	312%	402%	437%	265%
(1)
Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)
Ratio includes interest expense on reverse repurchase agreements and/or sale-buyback transactions which represents 0.00%, 0.00%, less than 0.005%, 0.09% and 0.15%, respectively.
(4)
Reflects fee waivers and/or expense reimbursements.
†
Calculated based on the net asset value as of the last business day of the period.
Municipal Bond Fund
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$8.55	$9.60	$9.53	$9.61	$9.11
Income (Loss) from Operations:
Net investment income(1)	0.23	0.18	0.17	0.20	0.23
Net realized and unrealized gain (loss)	(0.12)	(1.03)	0.12	(0.01)	0.52
Total Income (Loss) from Operations	(0.11)	(0.85)	0.29	0.19	0.75
Less Distributions from:
Net investment income	(0.22)	(0.18)	(0.17)	(0.21)	(0.22)
Net realized gain	—	(0.02)	(0.05)	(0.06)	(0.03)
Total Distributions	(0.22)	(0.20)	(0.22)	(0.27)	(0.25)
Net Asset Value, End of Year	$8.44	$8.55	$9.60	$9.53	$9.61
Total Return†(2)	1.35%	(8.91)%	3.07%	1.99%	8.38%
Net Assets, End of Year (millions)	$99	$87	$92	$69	$86
Ratios to Average Net Assets:
Gross expenses	0.76%	0.71%	0.73%	0.73%	0.74%
Net expenses	0.76	0.71	0.73	0.73	0.74
Net investment income	2.66	1.99	1.79	2.16	2.44
Portfolio Turnover Rate	28%	48%	7%	10%	42%
(1)
Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
†
Calculated based on the net asset value as of the last business day of the period.
MORGAN STANLEY | 2024 121

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Inflation-Linked Fixed Income Fund
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$9.17	$11.16	$11.13	$10.19	$9.79
Income (Loss) from Operations:
Net investment income(1)	0.25	0.87	0.56	0.18	0.24
Net realized and unrealized gain (loss)	(0.65)	(1.54)	0.07	0.88	0.38
Total Income (Loss) from Operations	(0.40)	(0.67)	0.63	1.06	0.62
Less Distributions from:
Net investment income	(0.37)	(0.93)	(0.60)	(0.12)	(0.22)
Net realized gain	(0.28)	(0.39)	—	—	—
Total Distributions	(0.65)	(1.32)	(0.60)	(0.12)	(0.22)
Net Asset Value, End of Year	$8.12	$9.17	$11.16	$11.13	$10.19
Total Return†(2)	(4.51)%	(6.55)%	5.87%	10.38%	6.42%
Net Assets, End of Year (millions)	$127	$102	$148	$156	$217
Ratios to Average Net Assets:
Gross expenses(3)	2.35%	1.08%	0.93%	1.27%	1.35%
Net expenses(3)(4)	2.30	1.03	0.88	1.22	1.30
Net investment income	2.96	8.43	5.08	1.76	2.47
Portfolio Turnover Rate	56%	57%	104%	193%	143%
(1)
Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)
Ratio includes interest expense on reverse repurchase agreements and/or sale-buyback transactions which represents 1.32%, 0.17%, 0.03%, 0.35% and 0.55%, respectively.
(4)
Reflects fee waivers and/or expense reimbursements.
†
Calculated based on the net asset value as of the last business day of the period.
Ultra-Short Term Fixed Income Fund
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$9.69	$9.89	$9.99	$9.90	$9.97
Income (Loss) from Operations:
Net investment income(1)	0.32	0.08	0.05	0.18	0.25
Net realized and unrealized gain (loss)	0.14	(0.17)	0.01	0.06	(0.06)
Total Income (Loss) from Operations	0.46	(0.09)	0.06	0.24	0.19
Less Distributions from:
Net investment income	(0.54)	(0.11)	(0.16)	(0.15)	(0.26)
Net Asset Value, End of Year	$9.61	$9.69	$9.89	$9.99	$9.90
Total Return†(2)	4.95%	(0.92)%	0.61%	2.36%	2.07%
Net Assets, End of Year (millions)	$309	$506	$442	$398	$497
Ratios to Average Net Assets:
Gross expenses(3)	0.81%	0.67%	0.67%	0.69%	0.82%
Net expenses(3)(4)	0.76	0.62	0.62	0.64	0.77
Net investment income	3.34	0.79	0.50	1.78	2.51
Portfolio Turnover Rate	42%	86%	55%	96%	97%
(1)
Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)
Ratio includes interest expense on reverse repurchase agreements and/or sale-buyback transactions which represents 0.14%, 0.02%, less than 0.005%, 0.02% and 0.07%, respectively.
(4)
Reflects fee waivers and/or expense reimbursements.
†
Calculated based on the net asset value as of the last business day of the period.
122 MORGAN STANLEY | 2024

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Alternative Strategies Fund
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$10.69	$10.99	$10.04	$10.10	$9.88
Income (Loss) from Operations:
Net investment income(1)	0.38	0.20	0.13	0.15	0.10
Net realized and unrealized gain (loss)	(0.17)	(0.42)	0.91	0.10	0.19
Total Income (Loss) from Operations	0.21	(0.22)	1.04	0.25	0.29
Less Distributions from:
Net Investment Income	(0.64)	(0.07)	(0.09)	(0.28)	(0.07)
Net realized gain	(0.02)	(0.01)	—	(0.03)	—
Total Distributions	(0.66)	(0.08)	(0.09)	(0.31)	(0.07)
Net Asset Value, End of Year	$10.24	$10.69	$10.99	$10.04	$10.10
Total Return†(2)	2.14%	(2.06)%	10.39%	2.61%	2.90%
Net Assets, End of Year (millions)	$157	$147	$119	$39	$27
Ratios to Average Net Assets:
Gross expenses	1.50%	1.59%	1.56%	1.85%	2.34%
Net expenses(3)(4)	0.50	0.59	0.56	0.70	0.88
Net investment income (loss)	3.70	1.83	1.24	1.52	1.01
Portfolio Turnover Rate	27%	18%	18%	34%	16%
(1)
Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)
Reflects fee waivers and/or expense reimbursements.
(4)
Does not reflect the Fund’s proportionate share of income and expenses from the Underlying Fund.
†
Calculated based on the net asset value as of the last business day of the period.
MORGAN STANLEY | 2024 123

For More Information
You may visit the Trust’s website at www.morganstanley.com/wealth-investmentsolutions/cgcm for a free copy of this Prospectus, or an annual or semi-annual report, or to request other information.
Annual and Semi-annual Reports
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. The Funds’ annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.
The Trust sends only one report to a household if more than one account has the same address. Contact your Morgan Stanley financial advisor or the transfer agent if you do not want this policy to apply to you.
Statement of Additional Information (“SAI”)
The SAI provides more detailed information about the Funds and is incorporated into this Prospectus by reference.
Morgan Stanley Financial Advisor
Your Morgan Stanley financial advisor (“Financial Advisor”) is available to answer questions about the Funds or the investor’s overall asset allocation program.
Investors can obtain free copies of the annual and semi-annual reports, request the SAI, or request other information and discuss their questions about the Funds by contacting their Financial Advisor. Investors may also obtain free copies of these documents or request other information by calling:
1-800-869-3326 or by writing to the Funds at:
MS Pathway Funds
2000 Westchester Avenue
Purchase, NY 10577
or at the Funds’ website at www.morganstanley.com/wealth-investmentsolutions/cgcm
Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.
If someone makes a statement about the Funds that is not in this Prospectus, you should not rely upon that information. Neither the Funds nor the distributor is offering to sell shares of the Funds to any person to whom the Funds may not lawfully sell their shares.
Investment Company Act File No. 811-06318
®2023 Morgan Stanley.
CGAS is an affiliate of Morgan Stanley.
TK2088   1/24

STATEMENT OF ADDITIONAL INFORMATION

January 1, 2024

MORGAN STANLEY PATHWAY FUNDS

2000 Westchester Avenue

Purchase, NY 10577

1-800-869-3326

Large Cap Equity Fund (TLGUX)	International Fixed Income Fund (TIFUX)
Small-Mid Cap Equity Fund (TSGUX)	Municipal Bond Fund (TMUUX)
International Equity Fund (TIEUX)	Inflation-Linked Fixed Income Fund (TILUX)
Emerging Markets Equity Fund (TEMUX)	Ultra-Short Term Fixed Income Fund (TSDUX)
Core Fixed Income Fund (TIIUX)	Alternative Strategies Fund (TALTX)
High Yield Fund (THYUX)

This Statement of Additional Information (“SAI”) supplements the information contained in the current prospectus (“Prospectus”) of Morgan Stanley Pathway Funds (“Trust” or “MS Pathway”), dated January 1, 2024, and should be read in conjunction with the Prospectus. The Prospectus or Funds’ annual or semi-annual report may be obtained upon request and free of charge by contacting any Financial Advisor of Morgan Stanley Wealth Management (“MSWM”), by writing or calling the Trust at the address or telephone number listed above, or on the Internet at: www.morganstanley.com/wealth-investmentsolutions/cgcm. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety. You will be notified by mail each time the Funds’ annual or semi-annual report is posted on the Funds’ website and provided with a link to access the report online.

Capitalized terms used but not defined in this SAI have the meanings accorded to them in the Prospectus.

THE TRUST

MS Pathway was organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 12, 1991, as amended from time to time (“Trust Agreement”). Currently, the Trust operates pursuant to a Third Amended and Restated Master Trust Agreement, dated December 17, 2018. The Trust is a series company that currently consists of eleven funds (individually, a “Fund” and collectively, the “Funds”). Each Fund is a separate series of the Trust, an open-end registered management investment company.

INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND RISK FACTORS

Each Fund, is diversified under the Investment Company Act of 1940, as amended (“1940 Act”), which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). The Prospectus discusses the investment objectives of the Funds, which are separate series of the Trust, and the policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies. The Funds may rely upon the independent advice of their respective Sub-advisers (each a “Sub-adviser,” collectively, the “Sub-advisers”) to evaluate potential investments.

Asset-Backed Securities (“ABS”)

ABSs are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other types of asset-backed securities may be created in the future. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations.

Asset-backed securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder. Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities.

For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Although certain Funds may each invest up to 5% of their assets in ABS, such Funds will invest only in ABS that have received AAA rating from both Moody’s and S&P. ABS may enhance a Fund’s performance; however, investing in ABS involves certain risks beyond those found in other types of mutual fund investments. For the avoidance of doubt, the Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund may invest in excess of these credit and holding limitations.

Collateralized Debt Obligations. The Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies

Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche that bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust or CLO trust or trust of another CDO typically have higher ratings and lower yields than its underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs or other CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CBOs, CLOs or other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs or other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Borrowing

Each Fund may borrow to the extent permitted under its investment restrictions and such borrowing may create leverage. Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value (“NAV”) of a Fund’s shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the NAV of a Fund’s shares will decrease faster than otherwise would be the case. Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for (i) any purpose on a secured basis in an amount up to 1/3 of the Fund’s total assets, or (ii) temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Commercial Paper

Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

Currency Transactions

Currency Exchange Rates. A Fund’s share value may change significantly when the currencies, other than the U.S. dollar, in which that Fund’s investments are quoted or denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.

Currency Risks. The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, a Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Cyber Security

As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber-attacks affecting a Fund, Consulting Group Advisory Services LLC, the Funds’ investment adviser (“CGAS” or the “Manager”) or any of the Sub-advisers, the Fund’s distributor, custodian, transfer agent, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber-attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. There can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds invest will be able to identify all of the operational risks that may affect the Funds or to develop processes and controls to completely eliminate or mitigate their occurrence or effects due to systems and technology disruptions or failures. Further, there can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds will invest will not suffer losses relating to cyber-attacks or other information security breaches in the future.

Economic Risks of Global Health Events

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, disruptions to supply chains and customer activity, enhanced health screenings, significant challenges in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations, reductions and other changes, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways.

The Federal Reserve also enacted various programs since the start of the pandemic to support liquidity operations and funding in the financial markets, including massively expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. Social and political tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and global financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. It is not known how long the financial markets will continue to be affected by these events nor can the effects of these or similar events in the future on the U.S. economy, the securities markets and issuers held in the Funds’ investments be predicted. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower the Fund’s performance or impair the Fund’s ability to achieve its investment objective.

Equity Securities

The equity-oriented Funds, including the Alternative Strategies Fund, may invest in all types of equity securities, including exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations. The High Yield Fund and the Alternative Strategies Fund may invest up to 20% of its assets in equity securities.

Common Stock. Common stock is an interest in a company, limited liability company, or similar entity that entitles the holder to a share in the profits of the company, in the form of dividends, and the proceeds from a sale or liquidation of the company.

The interests of common shareholders are the most junior in a corporate structure. This means that in the event of the bankruptcy of the company its creditors and any holders of a preferred class of equity securities are paid before the common stockholders are entitled to receive anything. However, any assets of the company in excess of the amount owed to creditors or preferred stockholders are shared pro-rata among the common stockholders. Common stockholders normally have voting control of the company and are entitled to vote on the election of directors and certain fundamental corporate actions.

Convertible Securities. Convertible securities are preferred stocks or fixed income securities that are convertible at the option of the holder, or in some circumstances at the option of the issuing company, at a stated exchange rate or formula into the company’s common stock or other equity securities. At the time a company sells the convertible securities, the conversion price is normally higher than the market price of the common stock. The Core Fixed Income Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund and the Alternative Strategies Fund each may invest up to 10% of their total assets in preferred stocks, convertible securities and other equity-related securities.

A holder of convertible securities will generally receive interest or dividends at a rate lower than comparable debt securities, but the holder has the potential for additional gain if the market value of the common stock exceeds the conversion price. When the market price of the common stock is below the conversion price, convertible securities tend to trade like fixed income securities. If the market price of the common stock is higher than the conversion price, convertible securities tend to trade like the common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of its conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security normally also will provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities and are subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Initial Public Offerings (“IPOs”). The Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund and Alternative Strategies Fund may invest in equity securities purchased in IPOs. Securities purchased in IPOs generally have limited operating histories and may involve greater investment risk. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks.

Investing in Small and Medium Capitalization Companies. Investing in the equity securities of small and medium capitalization companies involves additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may have more limited product lines and capital resources; have less established markets for their products; have earnings that are more sensitive to changes in the economy, competition and technology; and be more dependent upon key members of management. The market value of the common stock of small and medium capitalization companies may be more volatile, particularly in response to company announcements or industry events, have less active trading markets and be harder to sell at the time and prices that a Sub-adviser considers appropriate.

Non-Publicly Traded Securities. Each Fund may invest in non-publicly traded securities, which may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

Preferred Stocks. Preferred stocks are equity securities, but they have many characteristics of fixed income securities. Their similarities to fixed income securities generally cause preferred stocks to trade more like debt instruments than common stocks. Thus, the value of preferred stocks reflects the credit risk of the company and the dividend yield on the preferred stocks compared to prevailing interest rates. Preferred stocks are entitled to receive dividends before any dividend is paid to the holders of common stock. The dividend may be at a fixed or variable dividend payment rate, may be payable on fixed dates or at times determined by the company and may be payable in cash, additional shares of preferred stock or other securities. Many preferred stocks are redeemable at the option of the company after a certain date. Holders of preferred stock are also entitled to receive a payment upon the sale or liquidation of a company before any payment is made to the company’s common stockholders. However, preferred stock is an equity security and, therefore, is junior in priority of payment to the company’s creditors in the event of a bankruptcy, including holders of the company’s debt securities. This junior ranking to creditors makes preferred stock riskier than fixed income securities. The Core Fixed Income Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund and Alternative Strategies Fund, each may invest up to 10% of their total assets in preferred stocks, convertible securities and other equity-related securities.

Warrants and Stock Purchase Rights. Warrants and stock purchase rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer’s common stock. Stock purchase rights are frequently issued as a dividend to a company’s stockholders and represent the right to purchase a fixed number of shares at a fixed or formula price. The price may reflect a discount to the market price. Warrants are generally sold by a company or issuer together with fixed income securities and represent the right to a fixed number of shares of common stock or other securities at a fixed or formula price. The exercise price is normally higher than the market price at the time the company sells the warrant.

Warrants and stock purchase rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company during the company’s liquidation. The rights to purchase common stock or other securities conferred by a warrant or stock purchase right may only be exercised on specific dates or for a specific period.

Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and by the period remaining until the right or warrant expires. An investment in warrants and stock purchase rights may be considered more speculative than other types of equity investments. A warrant or stock purchase right expires worthless if it is not exercised on or prior to its expiration date.

Fixed Income Securities

The market value of the obligations held by the Funds can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, a Fund’s yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates a Fund’s yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will tend to be invested in instruments producing lower yields than the balance of their portfolios, thereby reducing a Fund’s current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Funds may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets.

The fixed income oriented Funds, including the Alternative Strategies Fund, may invest in U.S. government securities, its agencies or government-sponsored enterprises (note that securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury), corporate debt securities of U.S. and Non-U.S. issuers, including convertible securities and corporate commercial paper, mortgage-backed and other ABS, inflation-indexed bonds issued by both governments and corporations, structured notes, including hybrid or “indexed” securities and event-linked bonds, loan participations and assignments, delayed funding loans and revolving credit facilities, bank certificates of deposit, fixed time deposits and bankers’ acceptances, repurchase agreements on fixed income instruments and reverse repurchase agreements on fixed income instruments, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, and obligations of international agencies or supranational entities.

Brady Bonds. The High Yield Fund, Core Fixed Income Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund and Alternative Strategies Fund may invest in so-called “Brady Bonds.” Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country’s outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”).

Corporate Debt Securities. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

A Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Sub-adviser’s opinion comparable in quality to corporate debt securities in which the Fund may invest.

Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s describes securities rated Baa as “medium-grade” obligations; they are “neither highly protected nor poorly secured ... [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.” S&P describes securities rated BBB as “regarded as having an adequate capacity to pay interest and repay principal ... [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal... than in higher rated categories.”

Custodial Receipts. Each Fund, other than the Ultra-Short Term Fixed Income Fund, may acquire custodial receipts or certificates, such as Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGRs”) and Financial Corporation Certificates (“FICO”) Strips, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payments on the U.S. government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Debt Securities Rating Criteria. Investment grade debt securities are those rated “BBB” or higher by the Standard & Poor’s Ratings Group (“S&P”), “Baa” or higher by Moody’s Investors Service, Inc. (“Moody’s”), the equivalent rating of other nationally recognized statistical rating organizations (“NRSROs”) or determined to be of equivalent credit quality by the Sub-adviser. Debt securities rated BBB are considered medium grade obligations. Adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.

Below investment grade debt securities are those rated “BB” and below by S&P, Moody’s or the equivalent rating of other NRSROs. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to capacity to make principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Fund’s NAV to the extent it invests in such securities. In addition, the Funds may incur additional expenses to the extent they are required to seek recovery upon a default in payment of principal or interest on their portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s NAV.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which a Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The Sub-advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

The definitions of the ratings of debt obligations may be found in Appendix A following this SAI.

Delayed Funding Loans and Revolving Credit Facilities. The Core Fixed Income Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the Borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the Borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the applicable Sub-adviser in accordance with procedures established by the Fund’s Board of Trustees (“Board” or “Trustees”), in an amount sufficient to meet such commitments.

The Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of other portfolio investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Funds may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of its limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.

Event-linked Bonds. The Core Fixed Income Fund, International Fixed Income Fund and Alternative Strategies Fund may invest in “event-linked bonds.” Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund may lose a portion, or all of its principal invested in that bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument and there may not be a liquid market in which to trade these instruments. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

High Yield Securities. The High Yield Fund will, and Core Fixed Income Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund may, invest in medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In light of these risks, the Board has instructed the Sub-advisers, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, and the ability of the issuer’s management and regulatory matters.

In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its securities and calculating its NAV. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the Fund may decline more than a portfolio consisting of higher rated securities. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Sub-adviser will consider the event in determining whether the Fund should continue to hold the security.

Loan Participations. The Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity (“Borrower”) and one or more financial institutions (“Lenders”) in the form of participations in Loans (“Participations”). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set off between the Lender and the Borrower. The Funds will acquire Participations only if the Lender interposition between the Fund and the Borrower is determined by the applicable Sub-adviser to be creditworthy.

There are risks involved in investing in Participations. The Funds may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing its portfolio and calculating its NAV.

Ratings as Investment Criteria. In general, the ratings of an NRSRO such as Moody’s and S&P represent the opinions of those agencies as to the quality of debt obligations that they rate. It should be emphasized, however, that these ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but the Funds also will rely upon the independent advice of their Sub-advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends.

Subsequent to its purchase by a Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by that Fund. Neither event will require the sale of the debt obligation by the Fund, but the Fund’s Sub-advisers will consider the event in their determination of whether the Fund should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of an NRSRO, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

Trust Preferred Securities. The fixed income-oriented Funds, including the Alternative Strategies Fund, may invest in “trust preferred securities,” or “capital notes.” Trust preferred securities or capital notes are convertible preferred shares issued by a trust where proceeds from the sale are used to purchase convertible subordinated debt from the issuer. The convertible subordinated debt is the sole asset of the trust. The coupon from the issuer to the trust exactly mirrors the preferred dividend paid by the trust. Upon conversion by the investors, the trust in turn converts the convertible debentures and passes through the shares to the investors.

Variable and Floating Rate Securities. The Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund may invest in variable and floating rate securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Funds may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Funds with a certain degree of protection against rises in interest rates, the Funds will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Funds may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Variable rate demand notes (“VRDNs”) are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by the Funds, the Funds may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third-party.

The absence of such an active secondary market, however, could make it difficult for the Funds to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Funds could, for this or other reasons, suffer a loss to the extent of the default.

Foreign Issuers

ADRs, EDRs, GDRs and Non-Voting Depository Receipts. The Funds (except for the Ultra-Short Term Fixed Income Fund) may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), non-voting depository receipts, or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the U.S. and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the U.S. about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A Fund may invest in ADRs through both sponsored and unsponsored arrangements. Non-voting depository receipts are issued by the Stock Exchange of Thailand to facilitate foreign investment in Thailand companies. The underlying securities of a non-voting depository receipt may be ordinary or preferred stock, warrants or transferable subscription rights.

Custody Services and Related Investment Costs. Custody services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases because of settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund because of a subsequent decline in value of the portfolio security or could result in possible liability to the Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Fund against loss or theft of its assets.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Fund’s investment in those markets and may increase the expenses of the Fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Fund’s operation.

Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Eurodollar Instruments and Yankee Bonds. The Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund may invest in Eurodollar certificates of deposit (“ECDs”), Eurodollar bonds and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the U.S., primarily in Europe. Yankee bonds are bonds of foreign governments and their agencies and foreign banks and corporations that pay interest in U.S. dollars and are typically issued in the U.S. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks.

Eurozone Investment Risks. Certain of the regions in which the Funds invest, including the European Union, currently experience significant financial difficulties. Following the recent global economic crisis, some of these countries have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank or other governments or institutions, and failure to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those and other European countries. In addition, countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, and could voluntarily abandon, or be forced out of, the euro. Such events could impact the market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies and create more volatile and illiquid markets.

Foreign Securities. The Funds may invest in the securities of non-U.S. issuers. Funds that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by its Sub-adviser to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Each of the Large Cap Equity Fund and Small-Mid Cap Equity may invest up to 10% of its assets in the securities of foreign issuers that are not traded on a U.S. exchange or the U.S. over-the-counter market. The Core Fixed Income Fund may invest up to 30% of its assets in non-U.S. dollar denominated securities and may invest up to 15% of its assets in emerging market securities. The High Yield Fund may invest up to 20% of its assets in securities not denominated in U.S. dollar, including securities of issuers located in emerging market foreign countries. The International Fixed Income Fund may invest up to 15% of its total assets in fixed income instruments of issuers located in emerging markets countries. The Inflation-Linked Fixed Income Fund may invest up to 30% of its total assets in foreign currency denominated securities. The Ultra-Short Term Fixed Income Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

Frontier Markets. “Frontier market countries” are a subset of emerging market countries with even smaller national economies, so these risks may be magnified further. Frontier market countries may also be more affected by government activities than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries.

Foreign Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

The less liquid a market, the more difficult it may be for a Fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the Sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Risks of Non-U.S. Investments. To the extent a Fund invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to: (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a Fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Unanticipated political or social developments may affect the values of a Fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

In addition, periodically there may be restrictions on investments in foreign companies. The universe of affected securities can change from time to time. As a result of an increase in the number of investors looking to sell such securities, or because of an inability to participate in an investment that the Adviser or a Sub-Adviser otherwise believes is attractive, a Fund may incur losses. Certain investments that are or become designated as prohibited investments may have less liquidity as a result of such designation and the market price of such prohibited investments may decline, potentially causing losses to a Fund. In addition, the market for securities of other such foreign-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.

Investments in the United Kingdom. In June 2016, the United Kingdom (“UK”) voted in a referendum to leave the European Union (“EU”). Although the Funds are established in the United States, the withdrawal of the UK from the EU, or “Brexit,” may cause the Funds to face a number of associated risks that could adversely affect returns to investors, including, but not limited to, risks associated with an uncertain regulatory landscape, currency fluctuation risks, and risks associated with general market disruption.

The UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017. On January 31, 2020, the UK officially withdrew from the EU and has entered into a transition phase on December 31, 2020. On January 1, 2021, the EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU provisionally went into effect. The UK Parliament ratified the agreement in December 2020 and the EU Parliament ratified the agreement in April 2021. The agreement was then approved by EU member states and became effective in May 2021. However, many aspects of the UK-EU trade relationship remain subject to further negotiation. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, the EU-UK Trade and Cooperation Agreement, how future negotiations of trade relations will proceed, and how the financial markets will react to all of the preceding. As this process unfolds, markets may be further disrupted. Brexit may also cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

Investments in China. China is an emerging market, and as a result, investments in securities of companies organized and listed in China may be subject to liquidity constraints and significantly higher volatility, from time to time, than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made, may be less available, or may be less reliable. It may also be difficult or impossible for the Fund to obtain or enforce a judgment in a Chinese court. Investments in Taiwan may be adversely affected by its political and economic relationship with the People’s Republic of China (“China” or the “PRC”). In addition, the willingness of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain and changes in government policy could significantly affect the markets in both Hong Kong and China.

Increasing trade tensions between China and its trading partners, including the United States, have resulted in tariffs and may in the future result in additional measures or actions that could have an adverse effect on an investment in the Greater China region.

Investments in equity securities of companies based in the PRC and listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange (“A-Shares”) may be made through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange and The Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect. Accordingly, a fund’s direct investments in A-Shares may be limited by the Daily Quota that limits total purchases through Stock Connect. The Daily Quota may restrict a fund’s ability to invest in A-Shares through Stock Connect on a timely basis, which could affect the fund’s performance.

Stock Connect is generally available only on business days when both the PRC markets and the Hong Kong market are open and when banks in both markets are open on the corresponding settlement days. Therefore, due to differences in trading days, a fund may not be able to trade its A-Shares and may also be subject to the risk of price fluctuations in A-Shares on days when Stock Connect is not trading.

Investments made through Stock Connect are subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to a fund. Because of the way in which A-Shares are held in Stock Connect, the precise nature and rights of a fund are not well defined under the law of the PRC and a fund may not be able to exercise the rights of a shareholder and may be limited in their ability to pursue claims against the issuers of a security. In addition, investments in A-Shares via Stock Connect are not covered by the Hong Kong Investor Compensation Fund, which means that a fund will be exposed to the risks of default of the broker(s) it engaged in its trading through Stock Connect and will be unable to make monetary claims on the investor compensation fund that it might otherwise be entitled to with respect to investments in Hong Kong securities. Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The list of A-Shares eligible to be traded through Stock Connect may change from time to time. When a China A-Shares issue is recalled from the list of securities eligible for trading on Stock Connect, a fund may only sell, but not buy, the securities, which could adversely affect the fund’s investment strategy. Current tax regulations in PRC, including a temporary exemption from PRC income tax and PRC business tax for capital gains realized from trading on Stock Connect, are subject to change. Any such change could have an adverse effect on a fund’s returns.

Supranational Entities. A Fund subject to the diversification requirements of the Internal Revenue Code of 1986, as amended (“IRC”), may invest up to 25% of its total assets in debt securities issued by supranational organizations such as the International Bank for Reconstruction and Development (“World Bank”), which was chartered to finance development projects in developing member countries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. As supranational entities do not possess taxing authority, they are dependent upon their members’ continued support in order to meet interest and principal payments.

Withholding and Other Taxes. The Funds may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to a Fund’s investments in such countries. These taxes will reduce the return achieved by a Fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

Derivatives

Overview

Funds may enter into a variety of derivatives as means to hedge their exposure to a number of risks associated with their investment strategies or otherwise implement their investment strategies. The derivatives markets consist of, among other things, (a) futures contracts and options on such futures (both of which trade exclusively on regulated futures exchanges), (b) swaps and other derivatives traded on regulated swap execution and trading facilities and privately-negotiated bilateral derivatives contracts and (c) certain securities or securities with embedded derivatives, such as options or hybrid securities (some of which may be traded on regulated securities exchanges). Transactions other than exchange-traded futures and exchange-traded options or securities are sometimes referred to as “OTC” derivatives. Derivatives contracts are available with respect to a variety of asset classes including, for example, foreign exchange, interest rates, credit, equity and commodities.

Rule 18f-4 under the 1940 Act governs a fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including a Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transactions and the transaction will settle within 35 days of its trade date.

Rule 18f-4 requires that a Fund that invests in Derivatives Transactions above a specified amount adopt and implement a derivatives risk management program administered by a derivatives risk manager that is appointed by and overseen by the Funds’ Board, and comply with an outer limit on Fund leverage risk based on value at risk. A Fund that uses Derivatives Transactions in a limited amount are considered “limited derivatives users,” as defined in Rule 18f-4, will not be subject to the full requirements of Rule 18f-4, but will have to adopt and implement policies and procedures reasonably designed to manage the Funds’ derivatives risk. A Fund will be subject to reporting and recordkeeping requirements regarding its use of Derivatives Transactions.

The requirements of Rule 18f-4 may limit a Fund’s ability to engage in Derivatives Transactions as part of its investment strategies. These requirements may also increase the cost of a Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund. The rule also may not be effective to limit a Fund’s risk of loss. In particular, measurements of value-at-risk (“VaR”) rely on historical data and may not accurately measure the degree of risk reflected in a Fund’s derivatives or other investments. There may be additional regulation of the use of Derivatives Transactions by registered investment companies, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of Derivatives Transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Whether a Fund’s use of derivatives will be successful in furthering its investment objective will depend on the Sub-adviser(s) ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because derivatives are often bilateral contracts and because they may have terms of greater than seven days, they may be considered illiquid. Moreover, in the context of a bilateral OTC derivative, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Therefore, a Fund will enter into bilateral OTC derivatives only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on a Fund by the IRC may also limit the Fund’s ability to use swaps.

Regulation of OTC Derivatives

In an attempt to reduce systemic and counterparty risks associated with OTC derivatives transactions, the Dodd-Frank Act and other non-U.S. regulatory schemes which are currently being implemented impose significant new regulations on the OTC derivatives markets and, among other things, will require that a substantial portion of standardized OTC derivatives must be submitted for clearing to regulated clearinghouses and executed on regulated trading facilities. Such OTC derivatives submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse. In addition, the regulators have broad discretion to impose margin requirements on certain OTC derivatives that are not centrally cleared, and regulations imposing such requirements have been proposed. The requirements for clearing and margin are likely to cause an increase in the costs of transacting in OTC derivatives.

On November 16, 2012, the Department of the Treasury (“Treasury”) issued a determination (“Determination”) that both foreign exchange swaps and foreign exchange forwards should not be regulated under the CEA and therefore should be exempted from the definition of “swap” under the CEA. Accordingly, foreign exchange swaps and foreign exchange forwards are exempt from the trade execution, mandatory clearing and margin requirements under the Dodd-Frank Act. However, many commonly used foreign exchange derivatives, including foreign currency options, foreign exchange swaps and non-deliverable forward foreign exchange contracts (“NDFs”) are not exempt from the definition of “swap” and therefore are subject to these regulations. While there is currently no requirement that NDFs be centrally cleared, it is expected that such clearing will be mandated by the U.S. Commodity Futures Trading Commission (“CFTC”) in the future. In addition, the margin rules for uncleared swaps issued by the CFTC further increase the cost of using NDFs which could in turn increase the cost of hedging foreign exchange risks.

Although certain limited exemptions from the clearing and margin requirements may be available to Funds, the OTC derivative dealers with which the Fund may execute the majority of its OTC derivatives may not be able to rely on such exemptions with respect to their hedging activities, and the increased costs that may be borne by the dealers may be passed through to their counterparties, such as the Funds, in the form of higher fees and less favorable dealer marks. As a result of these factors, it may become more difficult and costly for investment funds, including the Fund, to enter into highly tailored or customized transactions. They may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.

Absent an exemption, certain OTC derivatives market participants subject to U.S. regulations may be required to register in specified capacities with the Commodity Futures Trading Commission or the Securities Exchange Commission (e.g., as a swap dealer, securities-based swap dealer, major swap participant, major securities-based swap participant, futures commission merchant, commodity pool operator, commodity trading advisor, etc.). It is possible that, in the future, the Fund and/or the Manager may be required to register with a regulator in one or more of these capacities and will become subject to applicable regulatory requirements. Such dealers and major participants with whom the Fund may trade will be subject to minimum capital and margin requirements, and these requirements may apply irrespective of whether the OTC derivatives in question are exchange-traded or cleared. Swap dealers are subject to certain external and internal business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory requirements. These requirements may increase the overall costs for OTC derivative dealers, which may be passed along, at least partially, to market participants such as the Funds in the form of higher fees or less advantageous dealer marks.

Although the Dodd-Frank Act requires many OTC derivatives transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearing house, certain of the derivatives that may be traded by the Fund may remain principal-to-principal or OTC contracts between the Fund and third parties entered into privately. The risk of counterparty non-performance can be significant in the case of these OTC instruments, and “bid-ask” spreads may be unusually wide in these unregulated markets. To the extent not mitigated by implementation of the Dodd-Frank Act, if at all, the risks posed by such instruments and techniques, which can be complex, may include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty’s failure to meet its financial obligations); (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party’s legal capacity to enter into it could render the financial contract unenforceable, and the insolvency or bankruptcy of a counterparty could pre-empt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate the derivative); (7) systemic risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

OTC Derivatives Transactions are subject to Rule 18f-4 under the 1940 Act.

Interest Rate Derivatives

The Core Fixed Income Fund, with respect to 20% of its total assets, and the International Fixed Income Fund, with respect to 20% of its total assets, may enter into swaps. The Inflation-Linked Fixed Income Fund may invest, without limitation, in derivative instruments, such as swap agreements. A “fixed-for-floating” interest rate swap generally allows two counterparties to exchange their fixed and variable rate liabilities. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. A total return swap allows for the exchange of the rate of return on an index, such as the Bloomberg U.S. Aggregate BondTM Index, for a variable interest rate. A swaption gives the purchaser the right to enter into a specified amount of a swap contract on or before a specified future date. The Funds may use these instruments so long as the underlying instrument is a security or index of an asset type permitted in the guidelines. To the extent a Fund invests in foreign currency-denominated securities, it may also invest in foreign exchange rate contracts, which are described in further detail below.

Depending on the terms of the particular option agreement, the Emerging Markets Equity Fund, Core Fixed Income Fund and International Fixed Income Fund will each generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Credit Default Swaps

Credit default swaps are a mechanism to either purchase or sell default protection. As a purchaser of a credit default swap, the Fund pays a premium to enter into an arrangement that protects a portfolio security in the event of a default with respect to the issuer of that security. As a seller of a credit default swap, the Fund collects a premium for selling protection. Consequently, credit default swaps may be used to obtain credit default protection or enhance portfolio income. The Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Although certain index credit default swaps are currently subject to mandatory clearing, single name and certain other index credit default swaps are still transacted in the bilateral OTC derivatives market. As discussed above, swaps have risks associated with them, including the possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, however, in applying certain of the Funds’ investment policies and restrictions a Fund will value the swap at its notional amount or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Funds’ other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Foreign Exchange Contracts

The Funds may invest in securities quoted or denominated in foreign currencies and may hold currencies to meet settlement requirements for foreign securities. To protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies, Funds may engage in different types of foreign exchange transactions (collectively, “Foreign Exchange Contracts”) including, for example, forward foreign exchange contracts, non-deliverable forward exchange transactions, foreign exchange swaps, foreign exchange options, foreign exchange futures transactions and options on foreign exchange futures transactions. Each of these transaction types is described below. The amount the Fund may invest in Foreign Exchange Contracts is limited to the amount of the Fund’s aggregate investments in foreign currencies.

Generally, forward foreign exchange contracts are privately-negotiated bilateral agreements solely involving the exchange of 2 different currencies on a specific future date at a fixed exchange rate agreed upon at the inception of the transaction. They are distinguishable from so-called non-deliverable forward foreign exchange contracts which are discussed further below. Typically, forward foreign exchange contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are consummated without payment of any commissions. The Funds, however, may enter into forward foreign exchange contracts requiring deposits and/or commissions. In fact, the Board of Governors of the Federal Reserve System has implemented supervisory guidance to the effect that federally regulated banks must collect variation margin payments from certain types of financial institutions which may include the Funds in connection with forward foreign exchange contracts. There currently is no central clearing system for such forward foreign exchange contracts entered into on this market and, accordingly, if a Fund wishes to ‘close out’ any such contracts entered into on this market before the specified date, it will be reliant upon the agreement of the relevant counterparty.

At or before the maturity of a forward foreign exchange contract, a Fund may either sell a portfolio security denominated in the same currency as its obligations under the forward foreign exchange contract and use the proceeds of such sale to make delivery under the forward foreign exchange contract or retain the security and offset its obligation to deliver the currency under the forward foreign exchange contract by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent movement has occurred in forward currency contract prices during the period between the Fund’s entering into the original forward foreign exchange contract and entering into the offsetting contract. Should forward prices decline during this period, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

There are a number of risks associated with entering into forward foreign exchange contracts. These may include settlement risk, which is the risk of loss when one party to the forward foreign exchange contract delivers the currency it sold but does not receive the corresponding amount of the currency it bought. Although many forward foreign exchange transactions mitigate this risk through the use of a payment-versus-payment (“PVP”) settlement arrangement (such as settling trades through CLS Bank International or an escrow arrangement), there is no assurance that all forward foreign exchange transactions entered into by a Fund will be subject to such a PVP arrangement and, therefore, they may be subject to settlement risk. In addition, the market for forward foreign exchange contracts may be limited with respect to certain currencies such that, upon a contract’s maturity, a Fund may be unable to negotiate with the dealer to enter into an offsetting transaction. Moreover, there can be no assurance that an active forward foreign exchange contract market will always exist. Another risk associated with forward foreign exchange contracts is that the correlation between movements in the prices of those contracts and movements in the price of the underlying currency hedged or used for cover may not be perfect. These factors may restrict a Fund’s ability to successfully hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, although forward foreign exchange contracts may mitigate the risk of loss resulting from a decline in the value of a hedged currency, they may also limit the potential gain that might result should from an increase in the value of the hedged currency. If a currency devaluation is generally anticipated, a Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates.

The successful use of forward foreign exchange contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Fund’s Sub-adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward foreign exchange contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward foreign exchange contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

To assure that a Fund’s forward foreign exchange contracts are not used to achieve investment leverage, the Fund will segregate cash or high-grade securities with its custodian in an amount at all times equal to or exceeding the Fund’s commitment with respect to these contracts.

A non-deliverable forward foreign exchange contract or “NDF” generally is similar to a forward foreign exchange contract, except that at maturity the NDF does not require physical delivery of currencies; rather, an NDF typically is settled in U.S. dollars or another reserve currency. One of the currencies involved in the transaction, usually an emerging market currency, may be subject to capital controls or similar restrictions, and is therefore said to be ‘‘non-deliverable.’’ Thus, under an NDF, the transaction terms provide for the payment of a net cash settlement amount on the settlement date in lieu of delivery of the notional amounts of the bought currency and the sold currency. The cash settlement amount is determined by converting the notional amount of one of the currencies (the “reference currency”) into the other currency (the “settlement currency”) at a spot foreign exchange rate that is observed on a pre-agreed pricing source or determined using another pre-agreed method (such source or method, the “settlement rate option”) on a date (a “valuation date”) prior to the settlement date, and netting the currency amounts so that a single net payment in the settlement currency is made on the settlement date by the party owing the excess. In some NDFs, each of the bought currency and the sold currency is converted into a third currency that serves as the settlement currency. In either case, under an NDF no payment or account transfer takes place in the reference currency.

Futures and Options on Futures

Each Fund may enter into futures contracts and purchase and write (sell) options on futures contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the Sub-adviser that such contracts are necessary or appropriate in the management of a Fund’s assets. These contracts will be entered into on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase.

The Funds may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will be covered by liquid assets segregated on the Fund’s assets.

A Fund may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying securities or commodities move in an unanticipated manner. In addition, changes in the value of a Fund’s futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to a Sub-adviser’s ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

A Fund will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain “margin” as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Fund. Futures and options positions are marked to the market daily and a Fund may be required to make subsequent “variation” margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of a Fund.

After an option is purchased, it may suffer a total loss of premium (plus transaction costs) if that option expires without being exercised. An option’s time value (i.e., the component of the option’s value at any time that exceeds the in-the-money amount as of such time) tends to diminish over time. Even though an option may be in-the-money to the purchaser at various times prior to its expiration date, the purchaser’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.

Options on Securities and Securities Indices

Each Fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Purchasing Call and Put Options. The Funds will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize either no gain or a loss on the purchase of the call option.

Under a conventional cash-settled option, the purchaser of the option pays a premium in exchange for the right to receive, upon exercise of the option, (i) in the case of a call option, the excess, if any, of the reference price or value of the underlier (as determined pursuant to the terms of the option) above the option’s strike price or (ii) in the case of a put option, the excess, if any, of the option’s strike price above the reference price or value of the underlier (as so determined). Under a conventional physically-settled option structure, the purchaser of a call option has the right to purchase a specified quantity of the underlier at the strike price, and the purchaser of a put option has the right to sell a specified quantity of the underlier at the strike price.

A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

Risks of Trading Options. The risk-return profile of an option may vary depending on the characteristics of the relevant transaction. For example, a “knock-out option” may expire prior to the scheduled expiration date if the reference price or value of the underlier falls below, in the case of a put option, or exceeds, in the case of a call option, an agreed upon price or value at specific points in time, or at any time during the exercise period, depending upon how the option is structured. The buyer of such an option bears the risk of reference price movements causing the option to expire prior to the scheduled expiration date. Transaction terms that give a party the right to extend or accelerate the scheduled termination date of a transaction are economically equivalent to options. Such features may cause holders of such options to incur significant losses if exercised against them. The option premium in respect of such features may be in the form of an explicit payment or may be implicit in other terms of the transaction.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a Fund is unable to affect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counter-party to such option. Such purchases are referred to as “closing purchase transactions.” A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

Transactions by a Fund in options on securities and indices may be subject to limitations established by the CFTC, SEC, relevant self-regulatory organizations, each relevant exchange, board of trade or other trading facility governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on a Sub-adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between a Fund’s portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Writing Covered Call and Put Options on Securities and Securities Indices. Each Fund, except the Ultra-Short Term Fixed Income Fund, may also write (sell) covered call and put options on any securities and on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and typically does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

The Trust, on behalf of the Funds to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”), as amended, and the rules of the CFTC promulgated thereunder, with respect to the Funds’ operation. Accordingly, none of the Funds or CGAS is subject to registration or regulation as a CPO. Although CGAS has concluded based on its communications with and oversight of the Funds’ Sub-advisers that as of the date of this SAI the Funds currently operate within the exclusions from CFTC regulation, there is no certainty that a Fund or CGAS will be able to continue to rely on an exclusion from CFTC regulation in the future. A Fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. In addition, the Sub-advisers of a Fund that registers with the CFTC as a commodity pool may have to register with the CFTC as commodity trading advisers, unless an exemption from such registration applies. If a Fund or CGAS operates subject to CFTC regulation, it may incur additional expenses.

Illiquid Securities

Each Fund will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Certain investments or asset classes may be illiquid investments due to restrictions on trading or limitations on transfer that would affect a determination of liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (“1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by the Sub-adviser. The Sub-advisers determine the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board. The Board monitors the Sub-advisers’ application of these guidelines and procedures. The inability of a Fund to dispose of illiquid investments readily or at reasonable prices could impair the Fund’s ability to raise cash for redemptions or other purposes.

Inflation-indexed Bonds

The Core Fixed Income Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a rate greater than inflation, real interest rates may rise, possibly leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to factors other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the U.S. inflation rate.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Investments in Investment Companies

Each Fund may invest in the securities of other investment companies to the extent such investments are consistent with the Fund’s investment objectives and policies and permissible under the 1940 Act.

Pursuant to Section 12(d)(1) of the 1940 Act, subject to certain exceptions, a registered investment company may not acquire the securities of other domestic or foreign investment companies if, as a result: (i) more than 10% of the acquiring fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the acquiring fund, or (iii) more than 5% of the acquiring fund’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. In addition, a registered investment company is not subject to the 3% limitation if (i) an ETF acquired by the fund, or the acquiring fund itself, has received an order for exemptive relief from the 3% limitation from the SEC and (ii) the ETF and the acquiring fund take appropriate steps to comply with any conditions in such order. In the alternative, a registered investment company may rely on Rule 12d1-3 under the 1940 Act, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds.

Rule 12d1-4 under the 1940 Act permits a Fund to invest in other investment companies, including exchange-traded funds (“ETFs”), beyond the statutory limits of Section 12(d)(1)(A), subject to certain conditions that are similar to those previously imposed on the Funds through exemptive orders. In connection with its adoption of Rule 12d1-4 on January 19, 2022, the SEC rescinded such exemptive orders, and certain other rules. Notwithstanding the foregoing, an investment company that is an acquired fund of a registered investment company in reliance on Section 12(d)(1)(G) of the 1940 Act, generally will not be permitted to invest in shares of other investment companies beyond the limits set forth in Section 12(d)(1)(A), other than in the limited circumstances set forth in Rule 12d1-4.

A registered investment company also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund’s securities lending program, in shares of one or more money market funds, which investments will not be subject to the limitations described above.

If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations. Investment companies may include index-based investments, such as ETFs that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Lending Portfolio Securities

Consistent with applicable regulatory requirements, each Fund, except the Municipal Bond Fund, may lend portfolio securities to brokers, dealers and other financial organizations. A Fund will not lend securities to affiliated companies unless the Fund has applied for and received specific authority to do so from the SEC. A Fund’s loan of securities will be collateralized by cash, letters of credit or U.S. government securities. A Fund will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third-party that is unaffiliated with the Fund and is acting as a “finder.” A Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the right to vote the securities. Generally, the borrower of any portfolio securities will be required to make payments to the lending Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the securities to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below). Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to money market funds or high quality instruments with short maturities or funds that invest only in such instruments.

A Fund may invest the cash received as collateral through loan transactions in other eligible securities, including shares of a registered money market fund or unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act, including funds that do not seek to maintain a stable $1.00 per share NAV. Investing the cash collateral subjects a Fund’s investments to market appreciation or depreciation. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of the investments made with the collateral has declined. Accordingly, if the value of an investment declines, a Fund would be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

LIBOR Transition Risk

A Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. Such instruments may include bank loans, derivatives, floating rate securities, and other assets or liabilities. The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings on a representative basis. In April 2023, however, the FCA announced that some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The Secured Overnight Financing Rate (“SOFR”), which is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement market, has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in different categories of financial contracts.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities, or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. A Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

Money Market Instruments

Money market instruments include: U.S. government securities, certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the U.S. and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit (“CDs”) are short-term, negotiable obligations of commercial banks. Time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Mortgage-Backed Securities

The Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund may invest in mortgage-related securities including mortgage-backed securities. The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Mortgage-backed securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the U.S. Government National Mortgage Association (“GNMA”), the principal U.S. guarantor of such securities, is a wholly-owned U.S. governmental corporation within the Department of Housing and Urban Development (“HUD”). Government related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers of these securities include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or Freddie Mac”). FNMA is a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a government sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of HUD. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) and the U.S. Treasury began a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities under conservatorship with the FHFA. Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Fannie Mae and Freddie Mac, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Fannie Mae and Freddie Mac with all the powers of the shareholders, the directors, and the officers of Fannie Mae and Freddie Mac and conduct all business of Fannie Mae and Freddie Mac; (2) collect all obligations and money due to Fannie Mae and Freddie Mac; (3) perform all functions of Fannie Mae and Freddie Mac which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Fannie Mae and Freddie Mac; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.

In connection with the actions taken by the FHFA, the U.S. Treasury has entered into certain preferred stock purchase agreements (SPAs) with each of Freddie Mac and Fannie Mae which establish the U.S. Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae. The senior preferred stock was issued in connection with financial contributions from the U.S. Treasury to Freddie Mac and Fannie Mae. Although the SPAs are subject to amendment from time to time, currently the U.S. Treasury is obligated to provide such financial contributions up to an aggregate maximum amount determined by a formula set forth in the SPAs, and until such aggregate maximum amount is reached, there is not a specific end date to the U.S. Treasury’s obligations.

Since mid-2007, the residential mortgage market has been subject to extensive litigation and legislative and regulatory scrutiny. The result has been extensive reform legislation and regulations including with respect to loan underwriting, mortgage loan servicing, foreclosure practices and timing, loan modifications, enhanced disclosure and reporting obligations and risk retention. Numerous laws, regulations and rules related to residential mortgage loans generally, and foreclosure actions particularly, have been proposed or enacted by federal, state and local governmental authorities, which may result in delays in the foreclosure process, reduced payments by borrowers, modification of the original terms of mortgage loans, permanent forgiveness of debt, increased prepayments due to the availability of government-sponsored refinancing initiatives and/or increased reimbursable servicing expenses. Any of these factors could result in delays and reductions in distributions to residential mortgage-backed securities and may reduce the amount of investment proceeds to which a Fund would be entitled. The conservatorship of Fannie Mae and Freddie Mac and the current uncertainty regarding the future status of these organizations may also adversely affect the mortgage market and the value of mortgage-related assets. It remains unclear to what extent the ability of Fannie Mae and Freddie Mac to act as the primary sources of liquidity in the residential mortgage markets, both by purchasing mortgage loans for their own portfolios and by guaranteeing mortgage-backed securities, may be curtailed. Legislators have repeatedly unveiled various plans to reduce and reform the role of Fannie Mae and Freddie Mac in the mortgage market and, possibly, wind down both institutions. Although it is unclear whether, and if so how, those plans may be implemented or how long any such wind-down or reform of Fannie Mae and Freddie Mac, if implemented, would take, a reduction in the ability of mortgage loan originators to access Fannie Mae and Freddie Mac to sell their mortgage loans may adversely affect the financial condition of mortgage loan originators. In addition, any decline in the value of agency securities may affect the value of residential mortgage-backed securities as a whole.

Since March 13, 2020, there have been a number of government initiatives applicable to federally backed mortgage loans in response to the economic impacts of the COVID-19 outbreak, including foreclosure and eviction moratoria, mortgage forbearance and loan modifications for borrowers and renters experiencing financial hardship due to COVID-19.

It is difficult to predict how government initiatives relating to COVID-19 may affect the federally backed mortgage market, the U.S. mortgage market as a whole and the price of securities relating to the mortgage markets. However, high forbearance rates create a real possibility of billions of dollars of loan servicers’ obligations to advance payment to investors in securities backed by mortgages in the absence of borrower payments on the underlying loans. Accordingly, the Funds cannot predict with certainty the extent to which these or similar initiatives in the future may adversely impact the value of the Funds’ investments in securities issued by Fannie Mae or Freddie Mac and in investments in securities in the U.S. mortgage industry as a whole.

The Trust expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Trust, consistent with the Funds’ investment objectives and policies, will consider making investments in those new types of securities on behalf of the Funds.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular industry or group of industries.

The Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund may invest in government stripped mortgage-related securities (“SMBs”), collateralized mortgage obligations (“CMOs”) collateralized by mortgage loans or mortgage pass-through certificates and zero coupon securities, which, because of changes in interest rates, may be more speculative and subject to greater fluctuations in value than securities that currently pay interest. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

One type of SMB has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class) while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. Each of the Core Fixed Income Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

The Funds may also invest in pass-through securities backed by adjustable rate mortgages that have been introduced by GNMA, FNMA and FHLMC. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages. The Fund will purchase only mortgage-related securities issued by persons that are governmental agencies or instrumentalities or fall outside, or are excluded from, the definition of an investment company under the 1940 Act.

Foreign Mortgage-Related Securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

Mortgage Dollar Roll Transactions

In order to enhance current income, the Core Fixed Income Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund may enter into mortgage dollar rolls with respect to mortgage related securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Fund sells a mortgage related security to a financial institution, such as a bank or a broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, is intended to generate income for a Fund exceeding the yield on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities. At the time a Fund enters into a mortgage dollar roll transaction, it will place in a segregated custodial account liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained. Mortgage dollar roll transactions are considered borrowings by a Fund.

Municipal Obligations

The Municipal Bond Fund invests in municipal obligations, and the Core Fixed Income Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund may also invest in municipal obligations. These are obligations issued by or on behalf of states, territories and possessions of the United States (“U.S.”) and the District of Columbia and their political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is excluded from gross income for regular federal income tax purposes. Municipal obligations are issued to obtain funds for various public purposes, including the construction of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, to obtain funds to loan to other public institutions and facilities or to obtain funds in anticipation of the receipt of revenue or the issuance of other obligations. Municipal obligations consist of municipal bonds, municipal notes and municipal commercial paper as well as variable or floating rate obligations and participation interests.

Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws, such as the federal Bankruptcy Code, affecting the rights and remedies of creditors. In addition, Congress or state legislatures may enact laws extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay when due the principal of and interest on its obligations may be materially affected.

The secondary market for municipal obligations may be less liquid than for most taxable fixed income securities, which may limit a Fund’s ability to buy and sell these obligations at times and prices the Manager believes would be advantageous. There may be less information available about the financial condition of an issuer of municipal obligations than about issuers of other publicly traded securities. Also, state and federal bankruptcy laws could hinder a Fund’s ability to recover interest or principal in the event of a default by the issuer.

The yields on municipal obligations are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation, and the rating of the issue.

For purposes of applying a Fund’s diversification, concentration and other restrictions, the identification of the issuer of municipal obligations depends on the terms and conditions of the obligation. The “issuer” of municipal obligations is generally deemed to be the person expected to be the source of principal and interest payments on the obligations and may be:

•	the governmental agency, authority, instrumentality or other political subdivision that issued the security;

•	the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations on the municipal security; or

•	the guarantor of payment obligations on the municipal obligations.

Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. Municipal bonds have two principal classifications: general obligation bonds and revenue bonds. General obligation bonds are backed by the issuer’s pledge of its full faith and credit based on its ability to levy taxes for the payment of principal and interest. These levies may be constitutionally or statutorily limited as to rate or amount. Revenue bonds are not backed by an issuer’s taxing authority but are payable only from the revenue derived from a particular facility or class of facilities. The issuer may repay these bonds from the proceeds of a special excise tax or other specific revenue source, but not the issuer’s general taxing power. Revenue bonds may include private activity bonds which may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities.

Private activity bonds include certain types of industrial development bonds issued by public authorities to finance various privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are, in most cases, revenue bonds and are generally secured by the revenues derived from payments by the private user. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered municipal obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer.

Interest income on certain types of private activity bonds issued after August 7, 1986, to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent that a Fund’s dividends are derived from interest on those bonds.

Municipal notes are short-term obligations of issuing municipalities or agencies, generally having maturities of less than three years, such as tax anticipation notes, revenue anticipation notes and bond anticipation notes. These instruments are sold in anticipation of the collection of taxes, receipt of other revenues or a bond sale. State and local governments or governmental entities issue these notes to provide short-term capital or to meet cash flow needs.

The Funds will only invest in Municipal Obligations to the extent consistent with a Fund’s fundamental and non-fundamental investment restrictions and subject to the requirements of Subchapter M of the IRC. The Municipal Bond Fund will not invest more than 25% of its total assets in municipal obligations of a single issuer and generally will seek to invest not more than 25% of its total assets in municipal obligations whose issuers are located in the same state.

Investment in Puerto Rico. To the extent a Fund invests in Puerto Rico municipal securities, the Fund’s performance will be affected by the fiscal and economic health of the Commonwealth of Puerto Rico, its political subdivisions, municipalities, agencies and authorities and political and regulatory developments affecting Puerto Rico municipal issuers. Developments in Puerto Rico may adversely affect the securities held by the Funds. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Puerto Rico municipal market. A number of events, including economic and political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits, high rates of unemployment, Puerto Rico constitutional amendments, legislative measures, voter initiatives and other changes in the law, and other financial difficulties and changes in the credit ratings assigned to Puerto Rico’s municipal issuers, are likely to affect each Fund’s performance. The economy of Puerto Rico is closely linked to the mainland U.S. economy, as many of the external factors that affect the local economy are determined by the policies and performance of the mainland U.S. economy. Tourism makes a significant contribution to Puerto Rico’s economic activity so a decline in tourism, a change in tourism trends or an economic recession that reduces worldwide disposable income could disproportionately affect Puerto Rico’s economy relative to other economies that depend less on tourism. These challenges and uncertainties were heightened by hurricane Maria and the resulting natural disaster in Puerto Rico during the fall of 2017. Additionally, recent statements by government officials regarding management of the recovery burden may increase price volatility and the risk that Puerto Rican municipal securities held by the Funds will lose value.

Pay-in-Kind Securities

The fixed income-oriented Funds, including the Alternative Strategies Fund, may invest in pay-in-kind securities. Pay-in-kind securities are debt obligations or preferred stock that pays interest or dividends in the form of additional debt obligations or preferred stock.

Real Estate Investment Trusts (“REITs”)

Each Fund, except the Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund, may invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. U.S. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the IRC. Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its Fund mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500® Stock Index (“S&P 500”).

Repurchase Agreements

Each Fund may enter into repurchase agreements. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. A Fund may enter into repurchase agreements with respect to U.S. government securities with member banks of the Federal Reserve System and certain non-bank dealers. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. A Fund’s Sub-adviser, acting under the supervision of the Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Fund enters into repurchase agreements. A Fund will not invest in a repurchase agreement maturing in more than seven days if the investment, together with illiquid securities held by that Fund, exceeds 15% of the Fund’s total net assets. In entering into a repurchase agreement, a Fund bears a risk of loss in the event the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Reverse Repurchase Agreements

The Emerging Markets Equity Fund, Core Fixed Income Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund may each enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Fund would not be entitled to principal and interest paid on the securities sold by the Fund. The Fund, however, would seek to achieve gains derived from the difference between the current sale price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements will be viewed as borrowings by a Fund for the purpose of calculating the Fund’s indebtedness and will have the effect of leveraging the Fund’s assets.

Short Sales

The Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Core Fixed Income Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund may seek to hedge investments or realize additional gains through short sales. The Emerging Markets Equity Fund and International Fixed Income Fund may make short sales as part of their overall portfolio management strategies or to offset a potential decline in value of a security. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund borrows the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to collateralize the broker and to meet margin requirements, until the short position is closed out. A Fund will also incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Thus, the Fund’s losses on short sales are potentially unlimited.

Whenever a Fund engages in short sales, it maintains cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The assets so maintained are marked to market daily.

Management currently intends to limit the equity Funds’ (Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund and Emerging Markets Equity Fund) short sales to shares issued by ETFs. Utilizing this strategy will allow a Sub-adviser to adjust a Fund’s exposure in a particular sector, in a cost effective and convenient manner, without having to sell the Fund’s holdings of individual stocks in that sector.

Short Sales “Against the Box.” The Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Core Fixed Income Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund may seek to hedge investments or realize additional gains through short sales. In a short sale, a Fund borrows from a broker or bank securities identical to those being sold and delivers the borrowed securities to the buying party. The Fund is said to have a short position in the securities sold until it replaces the borrowed securities, at which time it receives the proceeds of the sale. A short sale is “against the box” if the Fund owns or has the right to acquire at no added cost securities identical to those sold short.

Structured Notes

The Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund may invest in structured notes. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, indexes or other financial indicators (“Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Sub-adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk. Certain restrictions imposed on a Fund by the IRC may limit the Fund’s ability to use structured notes.

Temporary Investments

For temporary defensive purposes, during periods when a Sub-adviser of a Fund, in consultation with the Manager, believes that pursuing a Fund’s basic investment strategy may be inconsistent with the best interests of its shareholders, that Fund may invest its assets in the following money market instruments: U.S. government securities (including those purchased in the form of custodial receipts), repurchase agreements, CD and bankers’ acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. A Fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. A Fund’s investment in any other short-term debt instruments would be subject to the Fund’s investment objectives and policies, and to approval by the Board. For further discussion regarding money market instruments, see the section entitled, “Money Market Instruments” above.

For the same purposes, the International Equity Fund, Emerging Markets Equity Fund and International Fixed Income Fund may invest in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least “AA” by an NRSRO, or if unrated, are determined by the Sub-adviser to be of equivalent quality. The Emerging Markets Equity Fund may also invest in obligations of foreign banks, but will limit its investments in such obligations to U.S. dollar-denominated obligations of foreign banks which at the time of investment: (i) have assets with a value of more than $10 billion; (ii) are among the 75 largest foreign banks in the world, based on the amount of assets; (iii) have branches in the U.S.; and (iv) are of comparable quality to obligations issued by U.S. banks in which the Fund may invest in the opinion of the Fund’s Sub-adviser.

U.S. Government Securities

U.S. government securities are subject to market and interest rate risk and may be subject to varying degrees of credit risk. The U.S. government securities in which the Funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System. Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the U.S. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer, such as securities of FHLMC. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the U.S. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities (“U.S. government securities”) include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities, that may be purchased when yields are attractive and/or to enhance Fund liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupons Under Book-Entry Safekeeping (“CUBES”), which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

If the total public debt of the U.S. Government as a percentage of gross domestic product reaches high levels as a result of combating financial downturn or otherwise, such high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may increase borrowing costs and cause a government to issue additional debt, thereby increasing the risk of refinancing. A high national debt also raises concerns that a government may be unable or unwilling to repay the principal or interest on its debt. Unsustainable debt levels can decline the valuation of currencies and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns.

An increase in national debt levels may also necessitate the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. Government is permitted to borrow to meet its existing obligations and finance current budget deficits. Future downgrades could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. Any controversy or ongoing uncertainty regarding statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected. Although remote, it is at least theoretically possible that under certain scenarios the U.S. Government could default on its debt, including U.S. Treasury securities.

Exchange Rate-Related U.S. Government Securities. Each Fund may invest up to 5% of its assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (“Exchange Rate-Related Securities”). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. government securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.

Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the security holder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms.

Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by the Sub-adviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Fund over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

For the avoidance of doubt, the Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund may invest in Exchange Rate-Related Securities in excess of these limitations.

When-Issued and Delayed Delivery Securities and Forward Commitments

Each Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust as fundamental policies of the Funds. Each Fund’s investment objective, stated in the Prospectus, is non-fundamental. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Fund, which is defined in the 1940 Act as the lesser of (i) 67% or more of the shares present at a Fund meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

Fundamental Investment Restrictions—The Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund.

1.	Except for the International Fixed Income Fund, each Fund will not deviate from the definition of a “diversified company” as defined in the 1940 Act and rules thereunder.

2.

A Fund, except the Municipal Bond Fund, will not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3.

A Fund will not issue “senior securities” as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4.

A Fund will not borrow money, except that (a) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) a Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

5.

A Fund will not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which a Fund may invest consistent with its investment objectives and policies (including participation interests in such obligations); (b) repurchase agreements; and (c) loans of its portfolio securities.

6.

A Fund will not purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent a Fund from: (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; (c) trading in futures contracts and options on futures contracts or (d) investing in or purchasing real estate investment trust securities.

7.

A Fund will not engage in the business of underwriting securities issued by other persons, except to the extent that a Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

8.

A Fund will not purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by a Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

9.

The Municipal Bond Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in tax exempt general obligation, revenue and private activity bonds and notes, which are issued by or on behalf of states, territories or possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities (including Puerto Rico, the Virgin Islands and Guam).

The following are non-fundamental investment restrictions and may be changed by a vote of a majority of Board at any time upon at least 60 days’ prior notice to shareholders. Each Fund’s investment objective, stated in the Prospectus, is non-fundamental.

Non-Fundamental Investment Restrictions—The Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund.

1.	A Fund will not invest in oil, gas or other mineral leases or exploration or development programs.

2.

A Fund (except the Core Fixed Income Fund and International Fixed Income Fund) will not make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. The Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund and Inflation-Linked Fixed Income Fund may engage in short sales on shares issued by ETFs.

3.	A Fund will not make investments for the purpose of exercising control or management.

4.

A Fund will not purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	A Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

6.

The Large Cap Equity Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of large capitalization companies or in other investments with similar economic characteristics. The Fund defines large capitalization companies as companies with market capitalizations similar to companies in the Russell 1000® Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered securities of large capitalization companies for purposes of the Fund’s 80% investment policy. The size of companies in the index changes with market conditions and the composition of the index.

7.

The Small-Mid Cap Equity Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of small-mid capitalization companies or in other investments with similar economic characteristics. The Fund defines small-mid capitalization companies as companies with market capitalizations not exceeding the highest month-end market capitalization value of any stock in the Russell 2500® Index or the Russell Mid Cap index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered securities of small-mid capitalization companies for purposes of the Fund’s 80% investment policy. The size of the companies in the index changes with market conditions and the composition of the index.

8.

The International Equity Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of companies located outside the U.S.

9.

The Emerging Markets Equity Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers located in emerging markets countries, which are generally defined as countries that may be represented in a market index such as the MSCI Emerging Markets Index (Net) or having per capita income in the low to middle ranges, as determined by the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development.

10.	The Core Fixed Income Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income instruments.

11.

The High Yield Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. dollar-denominated high yield fixed income securities of corporate issuers rated below investment grade by two or more nationally recognized statistical rating organizations, or, if unrated, of equivalent quality as determined by the Sub-advisers.

12.	The International Fixed Income Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income instruments.

13.

The Inflation-Linked Fixed Income Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities among the following general asset classes: inflation-indexed securities issued by governments, corporations, and municipal issuers; investment grade and high-yield fixed-income securities issued by governments, corporations, and municipal issuers; and short-term non-dollar denominated debt securities.

14.

The Ultra-Short Term Fixed Income Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities among the following general asset classes: inflation-indexed securities issued by governments, corporations, and municipal issuers; investment grade and high-yield fixed-income securities issued by governments, corporations, and municipal issuers; and short-term non-dollar denominated debt securities, with maturities of less than or equal to two years.

The percentage limitations contained in the restrictions listed above (other than with the fundamental investment restriction regarding borrowing described above) apply at the time of purchase of securities. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

From time to time, a Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Department of Labor (“DOL”) Exemption. Sales of Fund shares under certain investment advisory programs sponsored or advised by Morgan Stanley or its affiliates (“Investment Advisory Programs”) to clients that are employee benefit plans, IRAs or Keogh Plans (collectively, “Plans”) are subject to regulation by the Department of Labor (“DOL”) and the provisions of the Employee Retirement Income Security Act of 1974, as amended and/or the prohibited transaction provisions of Section 4975 of the IRC, as amended. Citigroup Global Markets Inc., the Funds’ former distributor (“CGMI”), through its predecessors, received a prohibited transaction exemption from the DOL covering certain transactions in shares of the Funds in connection with a Plan’s participation in the TRAK Personalized Investment Advisory Services Program (now TRAK® Pathway), and Morgan Stanley Wealth Management will comply with applicable requirements and conditions of other applicable exemptions with respect to the other investment advisory programs under which Fund shares are sold.

TRUSTEES AND OFFICERS OF THE TRUST

The Trust’s Board of Trustees (“Board” or “Trustees”) is responsible for overseeing the Trust’s management and operations. The Board approves all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Trust’s distributor, Sub-advisers, custodian, transfer agent and administrator. The Board elects officers who are responsible for the day-to-day operations of the Trust and the Funds and who execute policies authorized by the Board.

Consulting Group Advisory Services LLC (“CGAS” or “Manager”), a business of Morgan Stanley Wealth Management, serves as the investment adviser for each Fund. The Funds employ a “multi-manager” strategy. The Manager selects and oversees professional money managers (each a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Funds allocated to them. In addition to investment management services, the Manager monitors and supervises the services provided to the Trust by its administrator. The Manager also is responsible for conducting all operations of the Trust, except those operations contracted to the Sub-advisers, the custodian, the transfer agent and the administrator.

The names of the Trustees and officers of the Trust as of January 1, 2024, their addresses and years of birth, together with information as to their principal business occupations and, for the Trustees, other board memberships they have held during the past five years, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Funds.

INDEPENDENT TRUSTEES

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee
Adela Cepeda 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1958	Chairperson and Trustee	Since 2008 (Chair since 2021)	Managing Director, PFM Financial Advisors, LLC (Financial Advisory) (2016-December 2019); and formerly, President, A.C. Advisory, Inc. (Financial Advisory) (1995-September 2016)	11	Director, BMO Financial Corp. (2012-present); Trustee, Mercer Funds (2005-present); Trustee, UBS Funds (2004- present); and formerly, Director, Fort Dearborn Income Securities (2000-August 2016)

Mark J. Reed 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1964	Trustee and Chair of Nomination and Governance Committee	Since 2007 (Chair Since 2022)	Vice President, Financial Advisor and Portfolio Manager, Wealth Enhancement Group (4/2021 to present), Principal and Portfolio Manager, North American Management Corp. (Investment Advisory) (2013-2021)	11	None

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee
W. Thomas Matthews 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1949	Trustee	Since 2009 (Interested Trustee from 2006-2009)	Retired; Advisor, Smith Barney (2005-2007)	11	Chairman Emeritus, Congressional Medal of Honor Foundation (2009-present); formerly Treasurer (2009-2016); and Chairman Emeritus, America’s Warrior Partnership (2017- present), formerly, Chairman (2013-2016) and Director (2013-2017)

Eric T. McKissack, CFA® 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1953	Trustee	Since 2013	Founder and Chief Executive Officer Emeritus, Channing Capital Management, LLC (Investment Management) (2017-December 2019); and formerly, Chief Executive Officer, Channing Capital Management, LLC (2004-2017)	11	Trustee and Chairman, FlexShares Funds (2011- present); Director, Farmer Mac (2021-present; Trustee, The Art Institute of Chicago (2002-present); and Director, Shirley Ryan AbilityLab Keystone Board (formerly Rehabilitation Institute of Chicago) (2000-present)

Teresa S. Westbrook 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1959	Trustee Audit Committee Chair	Since 2020 (Chair Since 2021)	CPA/ Partner, Deloitte & Touche LLP (1999-2015)	11	None

INTERESTED TRUSTEE

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee
Paul Ricciardelli** Morgan Stanley 750 7th Avenue, 14th Floor, New York, NY 10019 Birth Year: 1969	Trustee and Chief Executive Officer and President	Since April 2017	Head of Morgan Stanley Portfolio Solutions (formerly Wealth Advisory Solutions), Morgan Stanley (March 2017-present; Head of IAR/GIMA, Morgan Stanley (2011-2018); and formerly, Head of Manager Solutions, Morgan Stanley (2015-March 2017)	11	None

OFFICERS

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years
Francis Smith Morgan Stanley 750 7th Avenue, 10th Floor New York, NY 10019 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2014	Managing Director, Morgan Stanley (2017-present); formerly Executive Director, Morgan Stanley (2001-2016); and Treasurer and Principal Financial Officer of various Morgan Stanley Funds (2003-present)

Eric Metallo Morgan Stanley 750 7th Avenue, 34th Floor New York, NY 10019 Birth Year: 1976	Chief Legal Officer and Secretary	Since August 2015	Executive Director, Morgan Stanley Wealth Management (2014-present); and formerly Senior Vice President and Associate General Counsel, PineBridge Investments (2011-2014)

Joseph Signora Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1977	Chief Compliance Officer	Since December 2017	Executive Director, Morgan Stanley (2017-present

Robert Garcia Morgan Stanley 750 7th Avenue, 14th Floor New York, NY 10019 Birth Year: 1983	Chief Operating Officer Investment Officer Co-Chief Operating Officer	Since May 2016 Since July 2015 August 2015- May 2016	Head of Operations and Strategy, Morgan Stanley (2017-present); Head of Portfolio Operations-WMIR, Morgan Stanley (2016-present); Head of Packaged Digital Solutions, Morgan Stanley (2015-present)

Saylor Barnette Morgan Stanley 750 7th Avenue, 14th Floor New York, NY 10019 Birth Year: 1991	Investment Officer	Since December 2023	Portfolio Solutions Analyst, Morgan Stanley (2022-present); Air Defense Officer, U.S. Army (2014-2022)

Franceen Jansen Morgan Stanley 750 7th Avenue, 14th Floor New York, NY 10019 Birth Year: 1959	Investment Officer	Since August 2015	Business Unit Manager/Executive Director, Morgan Stanley (2010-present)

Andrew Cohen Morgan Stanley 750 7th Avenue, 14th Floor New York, NY 10019 Birth Year: 1978	Investment Officer	Since May 2022	Portfolio Manager, Morgan Stanley Portfolio Solutions (2022-present); Director of Investment Research, E*TRADE Financial (2015-2021)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years
Sukru Saman Morgan Stanley 750 7th Avenue, 14th Floor New York, NY 10019 Birth Year: 1972	Investment Officer	Since August 2015	Investment Officer, Morgan Stanley Wealth Management (2013-present)

Angela Degis Morgan Stanley 750 7th Avenue, New York, NY 10019 Birth Year: 1967	Investment Officer	Since May 2022	Portfolio Manager, Morgan Stanley (2020-present)

James Totino Morgan Stanley 750 7th Avenue, 14th Floor New York, NY 10019 Birth Year: 1970	Investment Officer	Since May 2018	Portfolio Specialist, Investment Officer, Morgan Stanley (2018-present); and formerly Investment Officer, Morgan Stanley (2011-2018)

Mark Nolan Morgan Stanley 1633 Broadway New York, NY 10019 Birth Year: 1981	Anti-Money Laundering (“AML”) Compliance Officer	Since March 2023	Executive Director GFC WM Advisory, Morgan Stanley (2022-present); Vice President Anti-Financial Crimes Organization & Advisory; Deputy MLRO Cayman Islands, Deutsche Bank (2017-2023)

James J. Tracy Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1957	Product Management Officer Trustee Chief Executive Officer and President	Since May 2016 2013-2015 2013-2015	Managing Director, Head of Consulting Group and Graystone Consulting (2018-present); Managing Director, Director of Consulting Group and Practice Management (2016-2018)

Lonnie Bae Morgan Stanley 750 7th Avenue, 10th Floor New York, NY 10019 Birth Year: 1968	Assistant Treasurer Vice President	Since 2023 Since 2001	Vice President, Morgan Stanley (2001-present)

Suzan M. Barron Brown Brothers Harriman & Co. (“BBH&Co.”) 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Assistant Secretary	Since 2011	Senior Vice President and Senior Investor Services Counsel, Corporate Secretary Legal Administration Practice of Fund Administration, BBH&Co. (2005-present); Secretary, BBH Trust (2009-2022)

*	Each Trustee remains in office until he or she resigns, retires or is removed.

**	Mr. Ricciardelli is an “interested person” of the Trust as defined in the 1940 Act because of his position with Morgan Stanley.
***

The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Board Composition and Leadership Structure

Currently, five of the six Trustees on the Board (83.33%) are not “interested persons” (as defined in the 1940 Act) of the Trust and as such are not affiliated with the Manager or any Sub-adviser (“Independent Trustees”). On January 1, 2021, the Board appointed Ms. Cepeda, an Independent Trustee, to serve as Chairperson of the Board. There are two primary committees of the Board: the Audit Committee and the Corporate Governance and Nominating Committee. Each Committee is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust and in light of the services that the Manager and its affiliates and the Sub-advisers provide to the Trust and potential conflicts of interest that could arise from these relationships. The Board believes that the existing Board structure is appropriate because, among other things, it allows the Independent Trustees to exercise independent business judgment in evaluating the Trust’s management and service providers.

Board Oversight of Risk Management

The Board considers risk management issues as part of its general oversight responsibilities. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Manager and its affiliates and the Sub-advisers, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairperson of the Board or the appropriate Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager’s investment officers, the Trust’s and the Manager’s Chief Compliance Officer (“CCO”) and the Sub-advisers’ portfolio management personnel. The Board’s Audit Committee meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact, with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board receives periodic presentations from senior personnel of the Manager or its affiliates regarding investment performance of the Funds and the applicable investment risk management process. The Board also receives periodic presentations from senior personnel of the Manager or its affiliates and the Sub-advisers regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, cybersecurity, personal trading, valuation, credit, investment research, portfolio trading and transactions, and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Manager and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board also receives reports from counsel to the Trust or counsel to the Manager and the Independent Trustees’ own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

Individual Trustee Qualifications

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills to effectively oversee the management of the Trust and the interests of Fund shareholders.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees must have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that the Trustees satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Corporate Governance and Nominating Committee contains certain other factors considered by the Committee in identifying and evaluating potential nominees to the Board. The Board noted that most of the Trustees had experience serving as directors on the boards of operating companies and/or other investment companies. The Board considered that Mses. Cepeda and Westbrook and Messrs. Matthews, McKissack and Reed have or had careers in the financial services or investment management industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board. Mr. Ricciardelli has substantial experience as an executive and financial officer in leadership roles with Morgan Stanley and affiliated entities.

Board Committees

The Trust has an Audit Committee and a Corporate Governance and Nominating Committee. The members of the Audit Committee and the Corporate Governance and Nominating Committee consist of all the Independent Trustees of the Trust, namely Mses. Cepeda and Westbrook, and Messrs. Matthews, McKissack and Reed. The Board also at times may constitute other committees of the Board to assist in the evaluation of specific matters.

The Audit Committee oversees each Fund’s audit, accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Board for its ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Trust’s independent registered public accounting firm to the Manager and any affiliated service providers if the engagement relates directly to Fund operations and financial reporting. The Audit Committee met two times during the Trust’s most recent fiscal year.

The Corporate Governance and Nominating Committee is charged with overseeing the Board governance matters and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Independent Trustees of the Trust. The Corporate Governance and Nominating Committee will consider nominees recommended by the Funds’ shareholders if a vacancy occurs. Shareholders who wish to recommend a nominee should send nominations to the Trust’s Secretary. The Corporate Governance and Nominating Committee also considers and recommends to the Board the appropriate compensation for serving as a Trustee on the Board. The Corporate Governance and Nominating Committee did not meet during the Trust’s most recent fiscal year.

Securities Beneficially Owned by Each Trustee

As of December 31, 2023 the Trustees of the Trust beneficially owned equity securities of the Funds within the dollar ranges presented in the table below:

Name of Trustee	Dollar Range of Equity Securities in the Funds of the Trust		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in Family of Investment Companies
Adela Cepeda	Large Cap Equity Fund	Over $100,000	Over $100,000
	Small-Mid Cap Equity Fund	$10,001-$50,000
	International Equity Fund	$10,001-$50,000
	Emerging Markets Equity Fund	$1-$10,000
	Core Fixed Income Fund	$10,001-$50,000
	High Yield Fund	$1-$10,000
	International Fixed Income Fund	$1-$10,000
	Municipal Bond Fund	None
	Inflation-Linked Fixed Income Fund	None
	Ultra-Short Term Fixed Income Fund	None
	Alternative Strategies Fund	None

W. Thomas Matthews	Large Cap Equity Fund	None
	Small-Mid Cap Equity Fund	None
	International Equity Fund	None
	Emerging Markets Equity Fund	None
	Core Fixed Income Fund	None
	High Yield Fund	None
	International Fixed Income Fund	None
	Municipal Bond Fund	None
	Inflation-Linked Fixed Income Fund	None
	Ultra-Short Term Fixed Income Fund	None
	Alternative Strategies Fund	Over $100,000	Over $100,000

Eric T. McKissack	Large Cap Equity Fund	$50,001-$100,000	Over $100,000
	Small-Mid Cap Equity Fund	$10,001-$50,000
	International Equity Fund	Over $100,000
	Emerging Markets Equity Fund	$10,001-$50,000
	Core Fixed Income Fund	$50,001-$100,000
	High Yield Fund	$10,001-$50,000
	International Fixed Income Fund	$10,001-$50,000
	Municipal Bond Fund	None
	Inflation-Linked Fixed Income Fund	$1-$10,000

Name of Trustee	Dollar Range of Equity Securities in the Funds of the Trust		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in Family of Investment Companies
	Ultra-Short Term Fixed Income Fund	$10,001-$50,000
	Alternative Strategies Fund	None

Mark J. Reed	Large Cap Equity Fund	$50,001-$100,000	Over $100,000
	Small-Mid Cap Equity Fund	$10,001-$50,000
	International Equity Fund	$10,001-$50,000
	Emerging Markets Equity Fund	$10,001-$50,000
	Core Fixed Income Fund	$10,001-$50,000
	High Yield Fund	$1-$10,000
	International Fixed Income Fund	$1-$10,000
	Municipal Bond Fund	None
	Inflation-Linked Fixed Income Fund	None
	Ultra-Short Term Fixed Income Fund	$1-$10,000
	Alternative Strategies Fund	None

Teresa S. Westbrook	Large Cap Equity Fund	$10,001-$50,000	Over $100,000
	Small-Mid Cap Equity Fund	$1-$10,000
	International Equity Fund	$10,001-$50,000
	Emerging Markets Equity Fund	$10,001-$50,000
	Core Fixed Income Fund	$10,001-$50,000
	High Yield Fund	None
	International Fixed Income Fund	None
	Municipal Bond Fund	None
	Inflation-Linked Fixed Income Fund	None
	Ultra-Short Term Fixed Income Fund	$1-$10,000
	Alternative Strategies Fund	$10,001-$50,000

Paul Ricciardelli	Large Cap Equity Fund	None	None
	Small-Mid Cap Equity Fund	None
	International Equity Fund	None
	Emerging Markets Equity Fund	None
	Core Fixed Income Fund	None
	High Yield Fund	None
	International Fixed Income Fund	None
	Municipal Bond Fund	None
	Inflation-Linked Fixed Income Fund	None
	Ultra-Short Term Fixed Income Fund	None
	Alternative Strategies Fund	None

Trustee Compensation

The following table shows the compensation paid by the Trust to each Independent Trustee during the last fiscal year of the Trust. Trustees who are “interested persons” of the Trust (as defined in the 1940 Act) and officers of the Trust do not receive compensation directly from the Trust. The Funds may bear a portion of the CCO’s annual compensation.

For the fiscal year ended August 31, 2023, the Independent Trustees were paid the following aggregate compensation by the Trust:

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex*
Adela Cepeda, Chairperson	$246,333	None	None	$246,333
Mark J. Reed	$234,217	None	None	$234,217
W. Thomas Matthews	$210,847	None	None	$212,008
Eric T. McKissack	$225,955	None	None	$225,955
Teresa S. Westbrook	$232,650	None	None	$232,650

*	Includes reimbursement for any out-of-pocket expenses incurred to attend meetings of the Board.

For the fiscal year ended August 31, 2023, each Trustee who was not affiliated with the Manager, any Sub-adviser or the Funds’ distributor was entitled to receive an annual fee of $210,000. The Chairperson of the Board, Vice Chair of the Board, Chair of the Audit Committee, and Chair of the Governance and Nominating Committee are entitled to receive additional fees of $30,000, $5,000, $15,000 and $15,000, respectively. Beginning January 1, 2023, the additional fees entitled to be received by the Vice Chair of the Board, Chair of the Audit Committee, and Chair of the Governance and Nominating Committee will increase to $10,000, $20,000 and $17,500, respectively. In addition, the Trustees will be paid a $15,000 fee per special meeting.

CONTROL PERSONS

As of December 15, 2023, none of the Independent Trustees, or his or her immediate family members, owned beneficially, or of record, any securities issued by the Manager or its affiliates, any Sub-adviser or distributor of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager, any Sub-advisers or distributor of the Trust.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for a Fund, with the exception of the Alternative Strategies Fund, are made by the Sub-adviser(s), subject to the overall review of the Manager and the Board. Although investment decisions for the Funds are made independently from those of the other accounts managed by a Sub-adviser, investments of the type that the Funds may make also may be made by those other accounts. When a Fund and one or more other accounts managed by a Sub-adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Sub-adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Funds may purchase securities that are offered in underwritings in which an affiliate participates. These procedures prohibit the Funds from directly or indirectly benefiting an affiliate in connection with such underwritings. In addition, for underwritings where an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.

Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

In selecting brokers or dealers to execute securities transactions on behalf of a Fund, its Sub-adviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-adviser will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement (as defined below) between the Manager and the Sub-adviser authorizes the Sub-adviser, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Fund and/or other accounts over which the Sub-adviser or its affiliates exercise investment discretion. In doing so, a Fund may pay higher commission rates than the lowest available when the Sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Sub-adviser receives research services from many broker-dealers with which the Sub-adviser places portfolio trades. The Sub-adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to a Sub-adviser in advising its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Fund. The fees under the Management Agreement and the Advisory Agreements, respectively, are not reduced by reason of a Fund’s Sub-adviser receiving brokerage and research services. As noted above, a Sub-adviser may purchase new issues of securities for a Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other Sub-adviser clients, and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

The Board will periodically review the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. Over-the-counter purchases and sales by a Fund are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the Board has determined that transactions for a Fund may be executed through an affiliated broker-dealer if, in the judgment of its Sub-adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a fair and reasonable rate.

The Funds will not purchase any security, including U.S. government securities, during the existence of any underwriting or selling group relating thereto of which any affiliate of the Funds thereof, is a member, except to the extent permitted by the SEC.

The Funds may use an affiliated broker-dealer as a commodities broker in connection with entering into futures contracts and options on futures contracts if, in the judgment of the Sub-adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a fair and reasonable rate.

BROKERAGE COMMISSIONS PAID

The following table sets forth certain information regarding each Fund’s payment of brokerage commissions for the fiscal years ended August 31, 2023, 2022 and 2021, including payments to brokers who are affiliated persons of the Funds:

Fund	Fiscal Year Ended August 31	Total Brokerage Commissions Paid		Commissions Paid to MS & Co.	% of Total Brokerage Commissions Paid to MS & Co.	% of Total Dollar Amount of Transactions Involving Commissions Paid to MS & Co.
Large Cap Equity Fund	2023	$144,906	[1]	$3,122	2.15%	1.11%
	2022	$129,488	[2]	$7,513	5.80%	3.69%
	2021	$127,223	[3]	$9,014	7.09%	2.67%
Small-Mid Cap Equity Fund	2023	$166,177	[1]	$2,320	1.40%	1.97%
	2022	$201,969	[2]	$3,787	1.87%	1.93%
	2021	$241,245	[3]	$6,761	2.80%	2.27%
International Equity Fund	2023	$487,641	[1]	$119	0.02%	0.01%
	2022	$568,995	[2]	$0	0%	0%
	2021	$705,876	[3]	$1,296	0.18%	0.08%
Emerging Markets Equity Fund	2023	$97,089	[1]	$1,199	1.23%	0.59%
	2022	$155,354	[2]	$5,526	3.56%	2.14%
	2021	$430,874	[3]	$16,758	3.89%	1.53%
Core Fixed Income Fund	2023	$218,234		$0	0%	0%
	2022	$138,339		$0	0%	0%
	2021	$76,860		$0	0%	0%
High Yield Fund	2023	$706		$0	0%	0%
	2022	$539		$0	0%	0%
	2021	$258		$0	0%	0%
International Fixed Income Fund	2023	$9,398		$0	0%	0%
	2022	$8,737		$0	0%	0%
	2021	$5,294		$0	0%	0%
Municipal Bond Fund	2023	$1,425		$0	0%	0%
	2022	$1,067		$0	0%	0%
	2021	$243		$0	0%	0%
Inflation-Linked Fixed Income Fund	2023	$6,440		$0	0%	0%
	2022	$6,171		$0	0%	0%
	2021	$9,196		$0	0%	0%
Ultra-Short Term Fixed Income Fund	2023	$11,886		$0	0%	0%
	2022	$29,562		$0	0%	0%
	2021	$12,428		$0	0%	0%
Alternative Strategies Fund	2023	$0		$0	0%	0%
	2022	$0		$0	0%	0%
	2021	$0		$0	0%	0%

[1]

2023 Total includes commissions directed for research and statistical services for the period from July 1, 2022 to June 30, 2023 as follows: Large Cap Equity Fund—$2,322 ($44,251 total dollar amount of directed brokerage transactions); Small-Mid Cap Equity Fund—$0 ($31,543 total dollar amount of directed brokerage transactions); International Equity Fund—$105,984 ($218,415 total dollar amount of directed brokerage transactions); and Emerging Markets Equity Fund—$0 ($24,015 total dollar amount of directed brokerage transactions).

[2]

2022 Total includes commissions directed for research and statistical services for the period from July 1, 2021 to June 30, 2022 as follows: Large Cap Equity Fund—$3,248.15 ($67,980.02 total dollar amount of directed brokerage transactions); Small-Mid Cap Equity Fund—$0 ($25,318.61 total dollar amount of directed brokerage transactions); International Equity Fund—$204,607.55 ($348,743.20 total dollar amount of directed brokerage transactions); and Emerging Markets Equity Fund—$0 ($24,033.22 total dollar amount of directed brokerage transactions).

[3]

2021 Total includes commissions directed for research and statistical services for the period from July 1, 2020 to June 30, 2021 as follows: Large Cap Equity Fund—$39,534.80 ($63,783.34 total dollar amount of directed brokerage transactions); Small-Mid Cap Equity Fund—$5,166.22 ($34,220.22 total dollar amount of directed brokerage transactions); International Equity Fund—$377,087.78 ($556,315.05 total dollar amount of directed brokerage transactions); and Emerging Markets Equity Fund—$20,937.32 ($60,196.99 total dollar amount of directed brokerage transactions).

The following table sets forth each Fund’s holdings of securities issued by the ten brokers and/or ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the period:

Fund and Broker/Dealer	Value of Securities Held as of Fiscal Year Ended August 31, 2023
Large Cap Equity Fund
J.P. Morgan Securities LLC	$19,101,772
Bank of America Corporation	$9,510,728
Goldman Sachs & Co., LLC	$2,582,355
Morgan Stanley & Co. LLC	$2,498,471
Citigroup Global Markets Inc	$1,959,912
Small-Mid Cap Equity Fund
Jefferies LLC.	$269,424
Stifel, Nicolaus & Co., Inc	$251,237
International Equity Fund
HSBC Securities Inc	$5,679,536
UBS Securities LLC	$4,208,220
BNP Paribas Securities Corp	$3,512,618
Emerging Markets Equity Fund
N/A	N/A
Core Fixed Income Fund
Goldman Sachs & Co, LLC	$17,099,680
Wells Fargo Securities LLC	$16,048,724
J.P. Morgan Securities LLC	$13,273,179
Citigroup Global Markets Inc.	$11,538,704
High Yield Fund
N/A	N/A
International Fixed Income Fund
Societe Generale	$559,581
Municipal Bond Fund
N/A	N/A
Inflation-Linked Fixed Income Fund
N/A	N/A
Ultra-Short Term Fixed Income Fund
N/A	N/A
Alternative Strategies Fund
N/A	N/A

PORTFOLIO TURNOVER

The Funds may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. The Funds will not consider portfolio turnover rate a limiting factor in making investment decisions.

A Fund’s turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Since the Funds are authorized to engage in transactions in options, they may experience increased portfolio turnover under certain market conditions as a result of their investment strategies. For instance, the exercise of a substantial number of options written by a Fund (because of appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a Fund’s securities that are included in the computation of turnover were replaced once during a period of one year.

Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what a Sub-adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Fund’s shares as well as by requirements that enable a Fund to receive favorable tax treatment.

The Funds’ turnover rates for the last two fiscal years were as follows:

Fund	Fiscal Year Ended August 31, 2023	Fiscal Year Ended August 31, 2022
Large Cap Equity Fund	34%	20%
Small-Mid Cap Equity Fund	23%	41%
International Equity Fund	33%	38%
Emerging Markets Equity Fund	12%	14%
Core Fixed Income Fund	254%	238%
High Yield Fund	25%	46%
International Fixed Income Fund	381%	312%
Municipal Bond Fund	28%	48%
Inflation-Linked Fixed Income Fund	56%	57%
Ultra-Short Term Fixed Income Fund	42%	86%
Alternative Strategies Fund	27%	18%

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager; Sub-advisers. CGAS, a business of Morgan Stanley Wealth Management, serves as investment manager to the Trust pursuant to an investment management agreement (“Management Agreement”) between the Trust and CGAS. Each Sub-adviser serves as investment adviser to a Fund pursuant to separate written agreements with the Manager on behalf of the Funds (“Sub-advisory Agreements”).

Each Fund bears its own expenses, which generally include all costs not specifically borne by the Manager, the distributor, the Sub-advisers, the Administrator, the transfer agent or other service providers. Included among the Funds’ expenses are costs incurred in connection with a Fund’s organization; investment management and administration fees; fees for necessary professional and brokerage services; fees for any pricing services; the costs of regulatory compliance; and costs associated with maintaining the Trust’s legal existence and shareholder relations. As administrator, BBH&Co. provides various administrative services, including assisting with the supervision of the Trust’s operations, accounting and bookkeeping, calculating each Fund’s daily NAV, preparing reports to the Funds’ shareholders, preparing and filing reports with the SEC and state securities authorities, preparing and filing tax returns and preparing materials for meetings of the Trustees and its committees.

Under the Management Agreement, each Fund pays CGAS an investment management fee calculated daily at an annual rate based on each Fund’s average daily net assets and paid monthly in arrears. CGAS pays each Sub-adviser a sub-advisory fee from its investment management fees. The maximum allowable annual management fee, the aggregate sub-advisory fee paid by CGAS to the Sub-advisers and the fee retained by CGAS for the fiscal year ended August 31, 2023, are indicated below:

Fund	Sub-advisory Fee	CGAS Fee	Maximum Allowable Annual Management Fee
Large Cap Equity Fund	0.17%	0.20%	0.60%
Small-Mid Cap Equity Fund	0.26%	0.20%	0.80%
International Equity Fund	0.32%	0.20%	0.70%
Emerging Markets Equity Fund	0.37%	0.20%	0.90%
Core Fixed Income Fund	0.17%	0.20%	0.40%
High Yield Fund	0.30%	0.20%	0.70%
International Fixed Income Fund	0.25%	0.20%	0.50%
Municipal Bond Fund	0.20%	0.20%	0.40%
Inflation-Linked Fixed Income Fund	0.25%	0.20%	0.50%
Ultra-Short Term Fixed Income Fund	0.25%[1]	0.20%	0.50%
Alternative Strategies Fund	N/A	0.20%	1.20%

[1]	As of October 1, 2023, the Ultra-Short Term Fixed Income Fund Sub-advisory Fee was reduced from 0.25% to 0.15%.

The Fund’s actual advisory fees may be less than the amounts set forth above due to the effect of fee waivers. CGAS has contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s management fees from exceeding the total amount of sub-advisory fees paid by CGAS plus 0.20% based on average net assets. This contractual waiver will only apply if a Fund’s total management fees exceed the total amount of sub-advisory fees paid by CGAS plus 0.20% and will not affect the Fund’s total management fees if they are less than such amount. Because the Alternative Strategies Fund does not currently have Sub-advisers, CGAS will contractually waive 1.00% of its management fees. In addition, for the Alternative Strategies Fund, CGAS and its affiliates have also contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s total annual operating expenses (exclusive of interest from borrowing, brokerage commissions, taxes, acquired fund fees and expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), from exceeding 0.70%. Each of these contractual waiver arrangements will continue for at least one year from the date of the Prospectus or until such time as the Board of Trustees acts to discontinue all or a portion of such waiver and/or reimbursement when they deem such action is appropriate.

The Funds’ investment management fee paid to CGAS for the fiscal years ended August 31, 2023, 2022 and 2021, are as follows:

	Fiscal year ended August 31, 2023		Fiscal year ended August 31, 2022		Fiscal year ended August 31, 2021
Fund	Management Fee	Management Fee Waiver	Management Fee	Management Fee Waiver	Management Fee	Management Fee Waiver
Large Cap Equity Fund	$10,256,062	$3,869,800	$11,474,455	$3,960,953	$11,927,520	$4,123,697
Small-Mid Cap Equity Fund	$3,994,207	$1,699,256	$4,752,467	$2,004,758	$5,518,266	$2,345,388
International Equity Fund	$8,244,843	$2,062,694	$9,352,616	$2,385,277	$9,619,108	$2,289,028
Emerging Markets Equity Fund	$4,341,649	$1,591,754	$4,719,705	$1,745,773	$5,332,465	$1,874,842
Core Fixed Income Fund	$6,112,874	$406,588	$5,398,558	$339,462	$4,327,633	$220,958
High Yield Fund	$800,530	$232,534	$1,119,660	$321,281	$1,920,564	$557,917
International Fixed Income Fund	$861,137	$91,070	$851,136	$92,668	$717,752	$75,250
Municipal Bond Fund	$362,736	$0	$368,684	$0	$299,531	$0
Inflation-Linked Fixed Income Fund	$524,804	$54,527	$642,634	$63,578	$767,970	$77,960
Ultra-Short Term Fixed Income Fund	$2,020,892	$209,336	$2,687,905	$283,145	$2,104,173	$224,510
Alternative Strategies Fund	$1,814,769	$1,512,307	$1,663,382	$1,386,152	$859,139	$715,949

Administrator. BBH&Co. serves as the administrator (“Administrator”) to the Funds pursuant to a written agreement (“Administration Agreement”). For its administrative services, BBH&Co. receives an annual asset-based fee of 0.025% on assets up to the first $5 billion, 0.02% on assets between $5 billion and $8 billion and 0.0175% on assets in excess of $8 billion, plus out-of-pocket expenses. The fee is calculated and allocated daily based on the relative assets of each Fund.

The Funds’ administration, fund accounting and custody service fees (“Administrative Fee”) paid to BBH&Co. for the fiscal years ended August 31, 2023, 2022 and 2021 are as follows:

	Fiscal year ended August 31, 2023		Fiscal year ended August 31, 2022		Fiscal year ended August 31, 2021
Fund	Administrative Fee	Administrative Fee Waiver	Administrative Fee	Administrative Fee Waiver	Administrative Fee	Administrative Fee Waiver
Large Cap Equity Fund	$505,499	$0	$502,263	$0	$498,136	$0
Small-Mid Cap Equity Fund	$199,540	$0	$227,306	$0	$245,930	$0
International Equity Fund	$844,870	$0	$937,115	$0	$840,676	$0
Emerging Markets Equity Fund	$571,231	$0	$619,855	$0	$658,743	$0
Core Fixed Income Fund	$1,219,597	$0	$1,100,035	$0	$938,233	$0
High Yield Fund	$199,564	$0	$212,602	$0	$289,850	$0
International Fixed Income Fund	$419,947	$0	$429,518	$0	$378,711	$0

	Fiscal year ended August 31, 2023		Fiscal year ended August 31, 2022		Fiscal year ended August 31, 2021
Fund	Administrative Fee	Administrative Fee Waiver	Administrative Fee	Administrative Fee Waiver	Administrative Fee	Administrative Fee Waiver
Municipal Bond Fund	$123,084	$0	$138,314	$0	$106,129	$0
Inflation-Linked Fixed Income Fund	$186,818	$0	$209,180	$0	$183,415	$0
Ultra-Short Term Fixed Income Fund	$227,472	$0	$279,416	$0	$237,450	$0
Alternative Strategies Fund	$123,139	$0	$128,087	$0	$106,338	$0

CGAS is owned by Morgan Stanley in its entirety. CGAS is a registered investment adviser and is responsible for overseeing the management of the Funds. Morgan Stanley Wealth Management, which works in conjunction with CGAS, has extensive experience in providing investment adviser selection services. Morgan Stanley Wealth Management’s analysts, in the aggregate, have many years of experience performing asset manager searches for institutional and individual clients. These analysts rely on the Manager’s comprehensive database of a universe of registered investment advisory firms. As of October 31, 2023, CGAS provided services with respect to over $6.392 billion of client assets invested in the Funds under a variety of investment advisory programs designed for individual and institutional investors.

The Manager, Morgan Stanley Wealth Management and each Sub-adviser pay the salaries of all officers and employees who are employed by them and the Trust, and the Manager. Morgan Stanley maintains office facilities for the Trust. The Manager, the Sub-advisers and BBH&Co. bear all expenses in connection with the performance of their respective services under the Management Agreement, the Sub-advisory Agreements, and the Administration Agreement, except as otherwise provided in the respective agreement.

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures with respect to the disclosure of each Fund’s securities and any ongoing arrangements to make available information about the Fund’s securities holdings. The policy requires that consideration always be given as to whether disclosure of information about a Fund’s securities holdings is in the best interests of the Fund’s shareholders, and that any conflicts of interest between the interests of the Fund’s shareholders and those of the Manager, the Administrator, Morgan Stanley or their affiliates, be addressed in a manner that places the interests of Fund shareholders first. The policy provides that information regarding a Fund’s securities holdings may not be shared with non-employees of the Trust’s service providers, with investors or potential investors (whether individual or institutional), or with third-parties unless it is done for legitimate Fund business purposes and in accordance with the policy.

The policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. The Manager believes that this passage of time prevents a third-party from benefiting from an investment decision made by a portfolio that has not been fully reflected by the market.

Under the policy, each Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third-parties and non-employees with simultaneous public disclosure at least 25 days after calendar quarter end except in the case of money market funds’ holdings, which may be released with simultaneous public disclosure at least five days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-PORT or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a Morgan Stanley or the Trust’s Internet site that is accessible by the public, or through public release by a third-party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in certain situations, including:

1.	Each Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	Each Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.

A list of securities (that may include portfolio holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds, including the Fund) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.

Each Fund’s sector weightings, performance attribution (e.g., analysis of the Fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.

The Fund’s securities holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees, and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a Fund’s securities holdings is released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. The Fund, the Manager, and any other affiliated party may not receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Fund’s portfolio securities will be reviewed at least annually by the Trustees.

The approval of the CCO, or his or her designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the Manager’s and Administrator’s legal department, as necessary. Exceptions to the policies are reported to the Trustees at their next regularly scheduled meeting.

Set forth below are charts showing those parties with whom the Manager, on behalf of each Fund, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the below as recipients are service providers, fund rating agencies, consultants and analysts.

The Funds may release their portfolio holdings to the following recipients:

Recipient	Frequency	Delay Before Dissemination
BBH&Co. (Administrator, Fund Custodian and Accounting Agent)	Daily	None
Thomson Reuters Vestek	Daily	None
FactSet Research Systems Inc.	Daily	None
Morningstar Inc.	Daily	None
MSCI Inc.	Daily	None
Insignis	Daily	None
Portfolio Management Technology	Monthly	One business day after month end
Bloomberg	Monthly	30 days after quarter end
Fitch, Inc.	Monthly	30 days after quarter end
Lipper	Monthly	30 days after quarter end
Moody’s Corp.	Monthly	30 days after quarter end
Investment Company Institute (ICI)	Monthly	30 days after quarter end
S&P	Monthly	30 days after quarter end
ITG	Monthly	None
FX Transparency, LLC	Quarterly	None
Global Trading Analytics	Quarterly	1-3 business day(s) after quarter end
Abel Noser	As Needed	None
Ernst & Young (Passive Foreign Investment Company analytics)	As Needed	None
ISS (Proxy Voting Services)	As Needed	None
PriceWaterhouseCoopers	As Needed	None

Proxy Voting Policies

Although individual Trustees may not agree with particular policies or votes by the Manager, the Board has approved delegating proxy voting discretion to the Manager and Sub-advisers believing that they should be responsible for voting because it is a matter relating to the investment decision making process.

Non-equity securities, such as debt obligations and money market instruments are not usually considered voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the Manager or the Sub-adviser, as the case may be, would vote the proxy in accordance with the principles set forth in its proxy voting policies and procedures, including the procedures used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Manager or the Sub-adviser or any affiliated person of the Fund and the Fund’s shareholders, on the other.

Attached as Appendix B are copies of the guidelines and procedures that the Manager and Sub-advisers use to determine how to vote proxies relating to portfolio securities, including the procedures that the Manager and or Sub-advisers use when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Manager or any affiliated person of the Trust or the Manager or Sub-advisers, on the other. This summary of the guidelines gives a general indication as to how the Manager and Sub-advisers will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Manager and-or Sub-advisers as applicable always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives.

The proxy voting policies of the Sub-advisers, or summaries thereof, are also found in Appendix B.

Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Trust’s website at: www.morganstanley.com/wealth-investmentsolutions/cgcm

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, each of the Trust, the Manager, each Sub-adviser and distributor has adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Fund of the Trust. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the Trust, the Manager, Sub-advisers and distributor are on file with the SEC.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan, Lewis & Bockius LLP, 2222 Market Street, Philadelphia, PA 19103, serves as counsel to the Trust. Proskauer Rose LLP, 11 Times Square, New York, NY 10036, serves as counsel to the Independent Trustees.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116, serves as the independent registered public accounting firm of the Trust.

In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued. BNY Mellon Investment Servicing (US) Inc., the Trust’s transfer agent, maintains a record of each shareholder’s ownership of Trust shares. Shares do not have cumulative voting rights, meaning that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable, but have no preemptive, conversion or subscription rights. Shareholders generally vote on a Trust-wide basis, except with respect to proposals affecting an individual Fund, such as those with respect to the Management Agreement.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust’s management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for each Fund. Unless noted otherwise, all information is provided as of August 31, 2023.

Other Accounts Managed by Portfolio Managers

The tables below identify, for each portfolio manager, the number of accounts (other than the Fund) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Large Cap Equity Fund

BlackRock Financial Management, Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul Whitehead	346	$2.00 trillion	342	$984.4 billion	137	$610.4 billion
Peter Sietsema, CFA®*	60	$111.5 billion	0	$0	4	$1.64 billion
Jennifer Hsui, CFA®	339	$1.99 trillion	0	$0	0	$0

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul Whitehead	0	$0	0	$0	1	$2.53 billion
Peter Sietsema, CFA®	0	$0	0	$0	0	$0
Jennifer Hsui, CFA®	0	$0	0	$0	0	$0

ClearBridge Investments, LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Peter Bourbeau*	10	$14.15 billion	4	$3.22 billion	85,190	$28.46 billion
Margaret Vitrano*	10	$14.15 billion	4	$3.22 billion	85,190	$28.46 billion

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Peter Bourbeau	0	$0	0	$0	1	$0.16 billion
Margaret Vitrano	0	$0	0	$0	1	$0.16 billion

Great Lakes Advisors, LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul Roukis, CFA®	5	$2,758 million	5	$822 million	40	$2,251 million
Jeff Agne	5	$2,758 million	5	$822 million	40	$2,251 million

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul Roukis, CFA®	1	$153 million	0	$0	0	$0
Jeff Agne	1	$153 million	0	$0	0	$0

Lazard Asset Management LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Christopher Blake*	2	$432,755,227	4	$525,852,166	74	$3,288,011,566
Martin Flood*	16	$29,294,538,992	18	$3,964,151,109	193	$12,792,568,155
Jay Levy*	2	$432,755,227	4	$525,852,166	74	$3,288,011,566

*

Portfolio manager manages accounts for which advisory fees are totally or partially based on performance, the number of accounts and assets for which advisory fees are totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Christopher Blake	0	$0	0	$0	0	$0
Martin Flood	2	$20,564,299,368	2	$925,503,117	4	$621,525,427
Jay Levy	0	$0	0	$0	0	$0

Principal Asset Management

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Bill Nolin*	8	$33,655.92	59	$12,299.08	11	$1,781.02
Tom Rozcyki*	8	$33,655.92	59	$12,299.08	11	$1,781.02

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Small-Mid Cap Equity Fund

Aristotle Capital Boston, LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
David Adams, CFA®*	2	$220.44 million	10	$1,027.12 billion	63	$1,891.34 billion
Jack McPherson, CFA®*	2	$220.44 million	10	$1,027.12 billion	63	$1,891.34 billion

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
David Adams, CFA®	0	$0	1	$142.18 million	0	$0
Jack McPherson, CFA®	0	$0	1	$142.18 million	0	$0

BlackRock Financial Management, Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul Whitehead	346	$2.00 trillion	342	$984.4 billion	137	$610.4 billion
Peter Sietsema, CFA®*	60	$112.3 billion	0	$0	4	$1.64 billion
Jennifer Hsui CFA®	339	$2.00 trillion	0	$0	0	$0

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul Whitehead	0	$0	0	$0	1	$2.53 billion
Peter Sietsema, CFA®*	0	$0	0	$0	0	$0
Jennifer Hsui CFA®	0	$0	0	$0	0	$0

D.F. Dent & Company, Inc.

Portfolio Manager(s)	Registered Investment Company (million)		Other Pooled Investment Vehicles (million)		Other Accounts (million)
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Matthew F. Dent, CFA®	3	$913.30	2	$127.65	100	$526.47
Bruce L. Kennedy II, CFA®	1	$575.79	1	$119.17	10	$18.16

Neuberger Berman Investment Advisers LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Benjamin H. Nahum*	4	$1,769 million	1	$291 million	1,049	$1,953 million

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Benjamin H. Nahum	0	$0	0	$0	4	$438 million

Nuance Investments, LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Scott Moore, CFA®*	5	$3,627.3 million	1	$62.7 million	757	$1,376.4 million
Chad Baumler, CFA®*	5	$3,627.3 million	1	$62.7 million	757	$1,376.4 million
Darren Schryer, CFA,® CPA*	5	$3,627.3 million	1	$62.7 million	757	$1,376.4 million
Jack Meurer, CFA® *	5	$3,627.3 million	1	$62.7 million	757	$1,376.4 million

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Scott Moore, CFA®	0	$0	0	$0	1	$50.5 million
Chad Baumler, CFA®	0	$0	0	$0	1	$50.5 million
Darren Schryer, CFA,® CPA	0	$0	0	$0	1	$50.5 million
Jack Meurer, CFA,® *	0	$0	0	$0	1	$50.5 million

Westfield Capital Management Company, L.P.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
William A. Muggia*	10	$3,586,584,221	9	$1,975,265,834	267	$10,204,044,81
Richard D. Lee, CFA®*	8	$3,367,486,097	6	$1,920,519,678	220	$9,167,962,765
Ethan J. Meyers, CFA®*	8	$3,367,486,097	6	$1,920,519,678	220	$9,167,962,765
John M. Montgomery*	8	$3,367,486,097	6	$1,920,519,678	220	$9,167,962,765

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
William A. Muggia	0	$0	1	$31,898,788	25	$2,447,836,135
Richard D. Lee, CFA®	0	$0	0	$0	22	$1,992,778,592
Ethan J. Meyers, CFA®	0	$0	0	$0	22	$1,992,778,592
John M. Montgomery	0	$0	0	$0	22	$1,992,778,592

International Equity Fund

BlackRock Financial Management, Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul Whitehead	346	$2.00 trillion	342	$984.4 billion	137	$610.4 Billion
Peter Sietsema, CFA®*	60	$112.2 billion	0	$0	4	$1.64 billion
Jennifer Hsui CFA®	339	$2.00 trillion	0	$0	0	$0

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul Whitehead	0	$0	0	$0	1	$2.53 billion
Peter Sietsema, CFA®*	0	$0	0	$0	0	$0
Jennifer Hsui CFA®	0	$0	0	$0	1	$0

Causeway Capital Management LLC

Portfolio Manager(s)	Registered Investment Company (billions)		Other Pooled Investment Vehicles (billions)		Other Accounts (billions)
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Sarah H. Ketterer*	15	$13.77	15	$4.88	131	$20.28
Harry W. Hartford*	15	$13.77	15	$4.88	103	$20.05
Jonathan P. Eng*	15	$13.77	15	$4.88	96	$20.05
Conor S. Muldoon, CFA*®	15	$13.77	15	$4.88	99	$20.04
Alessandro Valentini, CFA*®	15	$13.77	15	$4.88	92	$20.05
Ellen Lee*	15	$13.77	15	$4.88	90	$20.04
Steven Nguyen*	15	$13.77	15	$4.88	92	$20.04
Brian Cho*	15	$13.77	15	$4.88	92	$20.04

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles (billions)		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Sarah H. Ketterer	0	$0	3	$1.75	0	$0
Harry W. Hartford	0	$0	3	$1.75	0	$0
Jonathan P. Eng	0	$0	3	$1.75	0	$0
Conor S. Muldoon, CFA®	0	$0	3	$1.75	0	$0
Alessandro Valentini, CFA®	0	$0	3	$1.75	0	$0
Ellen Lee	0	$0	3	$1.75	0	$0
Steven Nguyen	0	$0	3	$1.75	0	$0
Brian Cho	0	$0	3	$1.75	0	$0

Schroder Investment Management North America Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Simon Webber, CFA®*	7	$22,208 million	6	$4,895 million	18	$7,517 million
James Gautrey, CFA®*	6	$22,144 million	4	$1,157 million	13	$4,656 million

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Simon Webber, CFA®	2	$14,997 million	1	$50 million	1	$1,988 million
James Gautrey, CFA®	2	$14,997 million	1	$50 million	0	$0

Victory Capital Management Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Daniel B. LeVan, CFA®	4	$3,229.697 billion	2	$640.519 million	3	$566.718 million
John W. Evers, CFA®*	5	$3,306.438 billion	2	$640.519 million	3	$566.718 million

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Daniel B. LeVan, CFA®	0	$0	0	$0	0	$0
John W. Evers, CFA®*	1	$76.741 million	0	$0	0	$0

Walter Scott & Partners Limited

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Jane Henderson*	4	$7,193 million	46	$25,649 million	136	$45,604 million
Charles Macquaker*	4	$7,193 million	46	$25,649 million	136	$45,604 million
Roy Leckie	4	$7,193 million	46	$25,649 million	136	$45,604 million
Maxim Skorniakov*	4	$7,193 million	46	$25,649 million	136	$45,604 million
Frazer Fox, CFA®*	4	$7,193 million	46	$25,649 million	136	$45,604 million

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Jane Henderson*	0	$0	2	$213 million	14	$2,343 million
Charles Macquaker*	0	$0	2	$213 million	14	$2,343 million
Roy Leckie	0	$0	2	$213 million	14	$2,343 million
Maxim Skorniakov*	0	$0	2	$213 million	14	$2,343 million
Frazer Fox, CFA®*	0	$0	2	$213 million	14	$2,343 million

Emerging Markets Equity Fund

BlackRock Financial Management, Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul Whitehead	346	$2.00 trillion	342	$984.4 billion	137	$610.4 billion
Peter Sietsema, CFA®*	60	$112.4 billion	0	$0	4	$1.64 billion
Jennifer Hsui CFA®	339	$2.00 trillion	0	$0	0	$0

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul Whitehead	0	$0	0	$0	1	$2.53 billion
Peter Sietsema, CFA®*	0	$0	0	$0	0	$0
Jennifer Hsui CFA®	0	$0	0	$0	0	$0

Lazard Asset Management LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
James M. Donald, CFA®*	11	$9,124,576,187	13	$2,797,880,362	76	$9,982,967,130
Rohit Chopra*	7	$3,668,826,962	12	$2,281,795,510	37	$6,750,182,683
Monica Shrestha*	6	$3,730,936,704	11	$2,281,795,510	32	$6,126,700,384
Ganesh Ramachandran*	9	$3,766,114,897	12	$2,316,389,538	32	$6,126,700,384

*

Portfolio manager manages accounts for which advisory fees are totally or partially based on performance, the number of accounts and assets for which advisory fees are totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
James M. Donald, CFA®	1	$5,305,563,750	0	$0	4	$863,960,323
Rohit Chopra	0	$0	0	$0	2	$744,255,560
Monica Shrestha	0	$0	0	$0	2	$744,255,560
Ganesh Ramachandran	0	$0	0	$0	2	$744,255,560

Martin Currie Inc.

Portfolio Manager (s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets $	Accounts	Assets $	Accounts	Assets $
Aimee Truesdale*	0	$0	8	$4,503.9 million	16	$2,458.2 million
Alastair Reynolds*	0	$0	8	$4,503.9 million	16	$2,458.2 million
Andrew Mathewson*	0	$0	8	$4,503.9 million	16	$2,458.2 million
Colin Dishington*	0	$0	8	$4,503.9 million	16	$2,458.2 million
Divya Mathur*	0	$0	8	$4,503.9 million	16	$2,458.2 million
Paul Desoisa*	0	$0	8	$4,503.9 million	16	$2,458.2 million
Paul Sloane*	0	$0	8	$4,503.9 million	16	$2,458.2 million

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager (s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets $	Accounts	Assets $	Accounts	Assets
Aimee Truesdale	0	$0	0	$0	2	$1,039.2 million
Alastair Reynolds	0	$0	0	$0	2	$1,039.2 million
Andrew Mathewson	0	$0	0	$0	2	$1,039.2 million
Colin Dishington	0	$0	0	$0	2	$1,039.2 million
Divya Mathur	0	$0	0	$0	2	$1,039.2 million
Paul Desoisa	0	$0	0	$0	2	$1,039.2 million
Paul Sloane	0	$0	0	$0	2	$1,039.2 million

Van Eck Associates Corporation

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
David Semple	3	$945.81 million	2	$129.98 million	1	$0.34 million
Angus Shillington	3	$945.81 million	2	$129.98 million	1	$0.34 million
Ola El-Shawarby	3	$945.81 million	2	$129.98 million	1	$0.34 million

Core Fixed Income Fund

BlackRock Financial Management, Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Amanda Liu	14	$11.37 billion	15	$3.58 billion	166	$55.96 billion
Akiva Dickstein*	23	$23.31 billion	24	$7.78 billion	214	$85.09 billion

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Amanda Liu	0	$0	0	$0	3	$996.0 million
Akiva Dickstein*	0	$0	0	$0	5	$1.07 billion
Metropolitan West Asset Management LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets (Billions)	Accounts	Assets (Billions)	Accounts	Assets (Billions)
Laird Landmann*	29	$96,078.7	39	$19,741.2	199	$53,844.9
Stephen Kane*	30	$93,061.5	22	$15,944.7	179	$45,752.7
Bryan Whalen*	29	$95,240.4	34	$17,987.8	221	$60,221.0
Jerry Cudzil	5	$922.8	12	$4,861.4	21	$7,705.5
Ruben Hovhannisyan	2	$54.5	0	0	1	$46.9

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets (Billions)	Accounts	Assets (Billions)	Accounts	Assets (Billions)
Laird Landmann	0	$0	16	$3,534.7	8	$5,717.2
Stephen Kane	0	$0	3	$428.2	9	$4,130.7
Bryan Whalen	0	$0	9	$525.3	11	$6,706.2
Jerry Cudzil	0	$0	7	$3,009.4	0	$0
Ruben Hovhannisyan	0	$0	0	$0	0	$0

Western Asset Management Company

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
S. Kenneth Leech*	97	$131,512 million	315	$68,578 million	633	$183,175 million
Mark S. Lindbloom*	28	$56,670 million	30	$13,791 million	198	$59,129 million
John Bellows*	23	$51,339 million	23	$11,934 million	178	$53,820 million
Julien A.Scholnick*	27	$54,000 million	25	$12,940 million	186	$57,054 million
Frederick R. Marki*	26	$56,037 million	22	$11,878 million	174	$52,781 million

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
S. Kenneth Leech	0	$0	24	$2,643 million	22	$12,745 million
Mark S. Lindbloom	0	$0	0	$0	6	$4,716 million
John Bellows	0	$0	0	$0	4	$2,261 million
Julien A. Scholnick	0	$0	0	$0	6	$4,716 million
Frederick R. Marki	0	$0	0	$0	4	$2,261 million

High Yield Fund

PineBridge Investments LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John Yovanovic CFA*	4	$3,164.1 million	9	$3,368.84 million	21	$6,565.37 million
Jeremy Burton CFA*	5	$675.20 million	10	$3,419.96 million	22	$6,682.16 million

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John Yovanovic CFA	1	$119.1 million	0	$0	2	$1,355.05 million
Jeremy Burton CFA	2	$245.38 million	0	$0	2	$1,355.05 million

Western Asset Management Company

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
S. Kenneth Leech*	97	$131,512 million	315	$68,578 million	633	$183,175 million
Michael Buchannan, CFA*	33	$16,301 million	60	$18,017 million	152	$55,941 million
Walter Kilcullen*	7	$3,781 million	15	$6,241 million	22	$3,202 million

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
S. Kenneth Leech	0	$0	24	$2,643 million	22	$12,745 million
Michael Buchannan, CFA*	0	$0	7	$1,248	6	$1 ,677 million
Walter Kilcullen*	0	$0	3	$310	0	$0

International Fixed Income Fund

Pacific Investment Management Company LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Sachin Gupta*	14	$21,161.21 million	23	$13,074.98 million	33	$15,678.72 million

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Sachin Gupta	0	$0	3	$702.00 million	3	$640.66 million

Municipal Bond Fund

BlackRock Financial Management, Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Michael Kalinoski	34	$35.94 billion	0	$0	0	$0
Kevin Maloney	36	$38.05 billion	0	$0	0	$0

Inflation-Linked Fixed Income Fund

Pacific Investment Management Company LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Daniel He*	17	$23,765.45 million	3	$717.77 million	7	$2,425.08 million
Steve Rodosky*	23	$36,718.33 million	7	$4,545.07 million	18	$8,887.80 million

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Daniel He	0	$0	1	$491.51 million	0	$0
Steve Rodosky	0	$0	2	$3,622.11 million	4	$1,362.67 million

Ultra-Short Term Fixed Income Fund

Pacific Investment Management Company LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Jerome M. Schneider*	21	$52,575.44 million	11	$35,728.78 million	35	$24,174.08 million

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Jerome M. Schneider	0	$0	0	$0	2	$955.39 million

Alternative Strategies Fund

Consulting Group Advisory Services LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Sukru Saman	0	$0	0	$0	2,860	$383.3 million
Andrew Nania	0	$0	0	$0	0	$0

PORTFOLIO MANAGER COMPENSATION

Aristotle Capital Boston, LLC (“Aristotle”)

Aristotle management believes the company remuneration structure exceeds industry standards and has resulted in Aristotle’s ability to attract and retain talented professionals. Aristotle focuses on long-term compensation packages that align individual incentives with the long-term business objectives. Aristotle believes their low historical level of turnover is proof of an attractive compensation structure.

Aristotle investment professionals are compensated with competitive base salaries and an annual discretionary bonus that reflects their individual contributions to company objectives. In addition, firm equity ownership may be granted to investment professionals the Executive Leadership team believes can contribute significant value to the firm over the long run. All six members of the research team are equity partners.

The bonus allocation set aside by management is determined by firm profitability. Aristotle believes the best way to motivate and compensate team members is to have each member of the research team focused on what is best for the overall portfolio, as opposed to individual areas of responsibility. Therefore, investment professionals are evaluated based on a qualitative assessment of their research contributions as well as overall client results, as opposed to a paper portfolio or an individual sector. Aristotle believes this structure leads to proper alignment with Aristotle’s clients and limits the potential for excessive risk taking in the portfolio.

Compensation is not dependent on the performance of any single account or Fund managed by the firm.

BlackRock Financial Management, Inc. (“BlackRock”)

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation—Messrs. Dickstein and Ms. Liu

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Benchmarks
Amanda Liu	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Akiva Dickstein	A combination of market-based indices (e.g., Bloomberg US Aggregate Index, Bloomberg US Universal Index and Bloomberg Intermediate Aggregate Index), certain customized indices and certain fund industry peer groups.

Discretionary Incentive Compensation—Messrs. Whitehead and Sietsema and Hsui

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Mses. Hsui and Mr. Sietsema and Whitehead is not measured against a specific benchmark.

Discretionary Incentive Compensation—Messrs. Kalinoski and Maloney

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3-and 5-year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Benchmarks
Michael Kalinoski Kevin Maloney	A combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service (“IRS”) limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Causeway Capital Management LLC (“Causeway”)

Sarah H. Ketterer and Harry W. Hartford, the chief executive officer and president of Causeway, respectively, receive annual salaries and are entitled, as controlling owners of Causeway’s parent holding company, to distributions of the holding company’s profit based on their ownership interests. They do not receive incentive compensation. Messrs. Cho, Eng, Muldoon, Valentini and Nguyen and Ms. Lee receive salaries and may receive incentive compensation (including potential cash awards of growth units, or awards of equity units). Portfolio managers also receive, directly or through estate planning vehicles, distributions of Causeway’s profit based on their minority ownership interests in Causeway’s parent company. Causeway’s Compensation Committee weighing a variety of objective and subjective factors determines salary and incentive compensation and, subject to the approval of the holding company’s Board of Managers, may award equity units. Portfolios are team-managed and salary and incentive compensation are not based on the specific performance of the Sleeve or any single client account managed by Causeway but take into account the performance of the individual portfolio manager, the relevant team and Causeway’s overall performance and financial results. For portfolio managers of the Sleeve, the performance of stocks selected for client portfolios within a particular industry or sector over a multi-year period relative to appropriate benchmarks will be relevant for portfolio managers assigned to that industry or sector. Causeway takes into account both quantitative and qualitative factors in determining the amount of incentive compensation awarded, including the following factors: individual research contribution, portfolio and team management contribution, group research contribution, client service and recruiting contribution, and other contributions to client satisfaction and firm development.

ClearBridge Investments, LLC (“ClearBridge”)

Compensation includes without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts.

ClearBridge’s Portfolio Managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results.

The total compensation program includes significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio Manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s Portfolio Managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base Salary Compensation—Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary Compensation—In addition to base compensation, managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Incentive Award

•

ClearBridge’s Deferred Incentive Plan (CDIP)—a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge’s managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product. For research analysts, two-thirds of their deferral is elected to track the performance of one or more of ClearBridge managed funds, while one-third tracks the performance of the new product composite. ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•

Restricted Stock Deferral—a mandatory program that typically defers 5% of discretionary year-end compensation into Franklin Resources restricted stock. The award is paid out to employees in shares subject to vesting requirements.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•

Investment performance. A portfolio manager’s compensation is linked to the investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;

•	Appropriate risk positioning that is consistent with the strategy’s investment philosophy and approach to generation of alpha;

•	Overall Firm profitability and performance;

•	Amount and nature of assets managed by the Portfolio Manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge’s Investment meetings and on a day to day basis; and

•	Market compensation survey research by independent third parties.

Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Wealth Management

Base salary and discretionary bonus are not based on fund performance or AUM.

D.F. Dent & Company, Inc. (“DF Dent”)

Portfolio manager compensation is salary, bonus, and company profit sharing plan. Each PM’s bonus is based on firm’s success in the calendar year, the Midcap strategy’s success in the calendar year, the PM’s contribution to the success of both firm and strategy, and quantitative measure of the PM’s stocks they are responsible for based 1 year, 3 year, and 5 year returns.

Given D.F. Dent is a long-term investor the 3 and 5 year performance is weighted 40% each, while the 1 year performance is weighted 20%. Compensation is not fixed as the bonus is subjective. Compensation is based on pre-tax performance and assets held in the fund have no impact on PM compensation.

Great Lakes Advisors, LLC (“Great Lakes”)

Our investment professionals are eligible for attractive compensation packages comprised of base salaries, a tracking shares program, as well as annual cash bonuses. The deferred compensation aspect of an employee’s annual bonus allows investment personnel to invest in our strategies. We believe this increases an already strong retention rate and further strengthens our confidence in our investment process and philosophy.

Each named portfolio manager receives a fixed base salary.

An investment professional’s bonus is based on merit and profitability of the firm and measurable objectives based on (a) short-term and long-term performance of the strategy over 1, 3 and 5 year periods, (b) individual contribution to performance, and (c) contribution to overall firm profitability. All accounts in the same strategy are managed according to the same model and investments are accordingly allocated pro rata. Compensation for our investment personnel is structured in a manner to ensure there is no favoritism paid towards certain accounts. Bonuses vary and are ultimately determined by our Chief Investment Officer and Chief Executive Officer. Bonuses for investment professionals are based primarily on their contributions as portfolio managers and/or analysts, but also incorporate other intangibles contributing to our overall success.

Lazard Asset Management LLC (“Lazard”)

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Trust may invest or pursue a strategy similar to a Fund’s strategies. Portfolio managers responsible for managing the Funds may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment; (ii) maintenance of current knowledge and opinions on companies owned in the portfolio;

(iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark, generally as set forth in the Prospectus or other governing document, over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain portfolios, in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

Martin Currie Inc. (“Martin Currie”)

Our approach to compensation aims to attract and retain high caliber investment professionals and is designed to ensure alignment with our clients’ interests. Compensation for our Global Emerging Markets team blends three key components: base salary, annual bonus and long-term deferred awards.

•

Salaries for the Global Emerging Markets team are reviewed using relevant industry market data, obtained through regular participation in an external compensation benchmarking exercise, to ensure fixed pay remains competitive. Salaries are typically reviewed at least annually.

•

Annual bonus for the Global Emerging Markets team is based on an agreed revenue share scheme mechanism, intended to incentivize and reward consistent delivery for our clients by each team. Whilst this is an annual scheme, the outcomes are predominantly the product of Global Emerging Markets team revenue built up over several years following the team’s focus on long-term investment performance.

•

Long-term incentivization and alignment with client interests are created through a significant proportion of annual bonus being deferred into the team’s own Funds, with a vesting period typically over three years. The deferral into an appropriate Investment Fund managed by the Global Emerging Markets team ensures close alignment with client interests and, together with deferral into parent company stock, provides longer-term team retention.

The mix of remuneration paid as fixed (salary) and variable remuneration (annual cash bonus, deferred variable pay) is regularly benchmarked against industry peers using the latest compensation benchmarking data and against regulatory requirements to ensure, in the interests of clients, that there is an appropriate ratio of fixed to variable remuneration for each role.

Whilst contribution to investment performance is the most significant influence upon each team member’s individual annual bonus award, emphasis is also given to personal performance which recognizes elements such as performance against qualitative objectives, development goals, risk and compliance behaviors, living our company values and contribution to the wider firm.

The management of sustainability risks and other ESG factors is an integrated aspect of the firm’s investment process and is also considered in the performance measurement of each member of our investment teams. Compliance with the firm’s ESG policies, which govern the monitoring and management of sustainability risks, is among the non-financial metrics which determine compensation outcomes.

Individual bonus awards are typically determined by the Investment Team Head with oversight from Human Resources, the Chief Executive Officer and the Martin Currie Remuneration Committee. Our approach to compensation is directed by our Remuneration Committee, which is constituted primarily by non-executive directors to enable independent oversight. Our variable pay schemes provide a sufficient level of flexibility within the process to take account of both individual and company performance and for external events beyond the company’s control. This includes the ability not to pay any variable remuneration. These decisions are subjected to formal governance via the Martin Currie Remuneration Committee, and there is discretion to adjust reward to reflect other factors such as behaviors and management of risk, including the management of sustainability risks and other ESG factors. Our Human Resources function also play a role in ensuring fair and appropriate application of remuneration practices across the organization such as to support the firms’ objectives and priorities, including compliance with relevant local legislation and best practice in relation to areas such as diversity and inclusion.

Members of the Global Emerging Markets team are employed on long-term employment contracts, with contractual notice periods which increase in line with seniority, to help solidify stability of the strategy and ensure continued focus on investment performance.

Metropolitan West Asset Management LLC (“MetWest”)

Portfolio Manager Compensation

The overall objective of the Advisor’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in the Advisor’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contribution to MetWest and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to a Fund as that used to compensate portfolio managers for other client accounts in the same strategy managed by the Advisor or an affiliate of the Advisor (collectively, the “MetWest Advisors”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the Prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable MetWest Advisor. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, MetWest’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of the Advisor’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in the Advisor’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in the Advisor’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in the Advisor’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable MetWest Advisor’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Neuberger Berman Investment Advisers LLC (“Neuberger”)

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of either (i) fixed (salary) and variable (discretionary bonus) compensation but is more heavily weighted on the variable portion of total compensation (ii) on a production model, whereby formulaic compensation is paid from the team compensation pool on a fixed schedule (typically monthly) or (iii) a combination of salary, bonus and/or production compensation. Compensation is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The amount allocated to individual Portfolio Managers is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. The share of pre-tax revenue a Portfolio Manager receives pursuant to any such arrangement will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participated in Neuberger Berman’s equity ownership structure, which was launched as part of the firm’s management buyout in 2009 and designed to incentivize and retain key personnel. We currently offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman. For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, we cannot disclose individual restrictive covenant arrangements.

Nuance Investments, LLC (“Nuance”)

Nuance is 100% employee owned. The President and Co-CIO, Scott Moore, owns 78.12% of the firm. The Vice President and Co-CIO, Chad Baumler, owns 13.88%. Nuance believes there is no better alignment of compensation than firm ownership. Nuance compensates the Portfolio Managers for their management of the Funds. The team is compensated in four ways: salary, bonus, profit sharing and asset revenue sharing. The base salary is determined by overall experience, expertise, and competitive market rates. The performance bonus is based on job performance. The profit and asset revenue sharing components of the compensation are motivation to stay loyal to the firm and participate in the growth and overall profitability of the firm. Whereas the performance of an account may contribute to the overall profitability of the firm, compensation of a Portfolio Manager is not based on the numerical performance of any client account. All of the Portfolio Managers’ compensation packages are paid by Nuance and not by any client account.

Pacific Investment Management Company LLC (“PIMCO”)

Portfolio Manager Compensation

PIMCO and its affiliates approach to compensation seeks to provide professionals with a compensation process that is driven by values of collaboration, openness, responsibility and excellence.

Generally, compensation packages consist of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for clients, among other factors. A portfolio manager’s compensation is not based solely on the performance of the Fund or any other account managed by that portfolio manager:

Base Salary—Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Variable Compensation—In addition to a base salary, portfolio managers have a variable component of their compensation, which is based on a combination of individual and company performance and includes both qualitative and quantitative factors. The following non-exhaustive list of qualitative and quantitative factors is considered when determining total compensation for portfolio managers:

•

performance measured over a variety of longer- and shorter-term periods, including 5- year, 4-year, 3-year, 2- year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund(s)) and relative to applicable industry peer groups and amount and nature of assets managed by the portfolio manager.

The variable compensation component of an employee’s compensation may include a deferred component. The deferred portion will generally be subject to vesting and may appreciate or depreciate based on the performance of PIMCO and/or its affiliates. PIMCO’s Long-Term Incentive Plan provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period.

Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

PineBridge Investments LLC (“PineBridge”)

Compensation for all PineBridge Portfolio Managers consists of both a salary and a bonus component. The salary component is a fixed base salary, and does not vary based on a Portfolio Manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionarily determined based both on a Portfolio Manager’s individual performance and the overall performance of PineBridge. In assessing individual performance of Portfolio Managers, both qualitative performance measures and also quantitative performance measures assessing the management of a Portfolio Manager’s funds are considered. A Portfolio Manager may be offered a long-term incentive/performance unit plan (LTI) to share in the long-term growth of the company. The LTI Plan allows for the granting of incentive units representing equity interests in the company with the main objective of attracting and retaining talent, incentivizing employee long-term performance and ensuring employee alignment of interests with the firm’s long-term vision and goals..

Principal Asset Management

Principal Asset Management offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for equity investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.

The incentive component is well aligned with client objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling three-year and five-year periods, calculated quarterly. Emphasis is placed on longer term results, with the three-year and five-year results each comprising 50% weights. Quarterly measurement of rolling period results reinforces our longer-term orientation, avoiding undue attention to seasonal or calendar year considerations.

The remaining portion of variable compensation is discretionary and is based on individual contributions and the overall results of Principal Aligned. Under this structure, business metrics are aligned specifically with the results of Principal Aligned rather than the broader parent organization. The structure is uniformly applied among all investment professionals. For portfolio managers and senior professionals, a portion of incentive compensation may be deferred; 40% of the deferred compensation is awarded in Principal Financial Group (“PFG”) restricted stock units and the other 60% is required to be invested into funds managed by the team, via a co-investment, or mutual fund deferral program. Both vehicles have a three-year vesting period.

The benefits of this structure are three-fold. First, the emphasis on investment performance as the largest driver of variable compensation provides strong alignment of interests with client objectives. Second, the discretionary profit sharing element allows flexibility to retain key personnel at times when our investment strategies may be temporarily out of favor. Third, the overall measurement framework and the deferred component for senior professionals is well aligned with our desired focus on longer term results, co-investment alongside clients, collaboration, and team development.

Compensation is based on pre-tax performance.

Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (together, “Schroders”)

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund’s portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroder employees. A limited number of fund managers may also receive awards under a long-term incentive program, aimed at recognizing key talent and sustained performance and potential. In addition, certain employees, typically those in the private markets division of Schroders, may also be eligible to participate in carried-interest sharing arrangements, which further enhance long-term retention and alignment to investment performance.

Base salary of Schroder employees is determined by reference to the level of responsibility inherent in the role and the skills and experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders reviews base salaries annually, targeting increases at lower earners, for whom fixed compensation comprises a more significant portion of total compensation, as well as employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.

Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviors in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their Funds relative to competitors and to relevant benchmarks (which may be internally- and/or externally-based and are considered over a range of performance periods, including over one and three year periods), the level of Funds under management and the level of performance fees generated, if any.

The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Non-financial performance metrics, including adherence to effective risk management, also form a significant part of the performance assessment process which is considered in determining the individual’s bonus award. Schroders assesses each employee’s performance across three key areas: Business Excellence, Behavioral Excellence and Conduct, taking into account factors such as leadership, contribution to other parts of the business, and identifying those whose behavior exemplifies our corporate values of excellence, integrity, teamwork, passion, and innovation. For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders funds.

These deferrals vest over a period of three years or more and seek to ensure that the interests of employees are aligned with those of clients and shareholders.

Van Eck Associates Corporation (“VanEck”)

VanEck’s portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and management of the funds for which they serve as portfolio manager. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, VanEck manages accounts with incentive fees. The portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by a Fund, the prices of the Fund’s securities may be negatively affected. The compensation that a Fund’s portfolio manager receives for managing other client accounts may be higher than the compensation the portfolio manager receives for managing the Fund. The portfolio managers do not believe that their activities materially disadvantage the Fund. VanEck has implemented procedures to monitor trading across funds and its Other Clients.

Victory Capital Management Inc. (“Victory Capital”)

Victory Capital has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory Capital’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing separate accounts, investment companies, other pooled investment vehicles and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Each of the portfolio management teams employed by Victory Capital (including Trivalent Investments, which is responsible for managing a portion of the International Equity Fund) may earn incentive compensation based on a percentage of Victory Capital’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer of each team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory Capital’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three- and five-year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

Victory Capital’s portfolio managers may participate in the equity ownership plan of Victory Capital’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Walter Scott & Partners Limited (“Walter Scott”)

Walter Scott’s staff are paid competitive base salaries. Everyone in the firm is eligible to participate in the firm’s annual profit share, which is a fixed percentage of the firm’s pre-tax and pre-incentive operating profits.

This is the sole source of incentive compensation with performance being measured on a variety of goals and outcomes unique to each individual but ultimately contributing to the firm’s investment objectives and the client service Walter Scott provides. Compensation awards for those in the Research team are measured using the same outcomes. Long-term performance, contribution to portfolio management decisions, research effort, stock picking success, responsibility for ESG research and stewardship with integration of sustainability risks, and support in best serving our clients are among other factors considered when determining an individual’s profit share. The importance given to particular factors will vary over time and between individuals.

The relative weights of base salary and profit share move according to performance. The components of compensation will also vary from year-to-year depending on the level of operating profit. There is, however, no cap on profit share as a percentage of base salary.

For Executive Directors, members of the Research team and some senior staff, the majority of annual compensation comprises a share of the firm’s profits. An element of this is deferred via a long-term incentive plan and invested in a global equity fund of which Walter Scott is the investment adviser. For some other roles the long-term incentive plan is in BNY Mellon stock. Both have a deferral period which vests on a pro-rata basis over three or four years.

Our compensation structure is designed to align with the long-term interests of our clients. It is consistent with our strategy, culture and purpose, ensuring sound and effective risk management alongside the fair and equal treatment of all staff. It is also consistent with our approach to ESG and the integration of ESG risks into our investment process. Our Remuneration Policy aims to:

•	Support the sustainable growth of Walter Scott.

•	Promote a fair, inclusive and motivated working culture.

•	Attract and retain high-performing individuals.

•	Reward superior performance.

•	Deliver competitive compensation in the local employment market.

Walter Scott’s compensation structure is designed to promote fair and equal treatment of all staff. The Board’s Remuneration and Nominations Committee reviews and approves the annual salary and profit-share allocations based on the overall performance of the firm.

Western Asset Management Company (“Western”)

At Western Asset, one compensation methodology covers all employees, including investment professionals. Standard compensation includes competitive base salaries, generous employee benefits, incentive bonus and a retirement plan which includes an employer match and discretionary profit sharing. Incentive bonuses are usually distributed in November.

The Firm’s compensation philosophy is to manage fixed costs by paying competitive base salaries, but reward performance through the incentive bonus. A total compensation range for each position within Western Asset is derived from annual market surveys and other relevant compensation-related data that benchmark each role to their job function and peer universe. This method is designed to base the reward for employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Furthermore, the incentive bonus makes up the variable component of total compensation. Additional details regarding the incentive bonus are below:

•

Each employee participates in the annual review process in which a formal performance review is conducted at the end of the year and also a mid-year review is conducted halfway through the fiscal year.

•

The incentive bonus is based on one’s individual contributions to the success of one’s team performance and the Firm. The overall success of the Firm will determine the amount of funds available to distribute for all incentive bonuses.

•	Incentive compensation is the primary focus of management decisions when determining Total Compensation, as base salaries are purely targeting to pay a competitive rate for the role.

•

Western Asset offers long-term incentives (in the form of a deferred cash plan) as part of the discretionary bonus for eligible employees. The eligibility requirements are discretionary and the plan participants include all investment professionals, sales and relationship management professionals and senior managers. The purpose of the plan is to retain key employees by allowing them to participate in the plans where the awards are deferred and can be invested into a variety of Western Asset funds until the vesting date. These contributions plus the investment gains are paid to the employee if he/she remains employed and in good standing with Western Asset until the discretionary contributions become vested. Discretionary contributions made to the Plan will be placed in a special trust that restricts management’s use of and access to the money.

For portfolio managers, the formal review process also includes the use of a Balanced Scorecard to measure performance. The Balanced Scorecard includes one-, three-, and five-year investment performance, monitoring of risk, (portfolio dispersion and tracking error), client support activities, adherence to client portfolio objectives and guidelines, and certain financial measures (AUM and revenue trends). In reviewing investment performance, one-, three-, and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by the review process.

Westfield Capital Management Company, L.P. (“Westfield”)

Members of the Westfield Investment Committee may be eligible to receive various components of compensation:

•	Investment Committee members receive a base salary commensurate with industry standards.

•

Investment Committee members are also eligible to receive an annual performance-based bonus award. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield.

•

Investment Committee members may be eligible to receive equity interests in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including but not limited to contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm. Key members of Westfield’s management team who receive equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients and employees of Westfield. This compensation is in addition to the base salary and performance-based bonus.

POTENTIAL CONFLICTS OF INTEREST

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the tables above.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment Sub-adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment Sub-adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. Related Business Opportunities. A Sub-adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to a Sub-adviser and its affiliates.

Aristotle Capital Boston, LLC (“Aristotle”)

Potential conflicts of interest include:

•

Side-by-side Management: Potential conflicts of interest could arise when there is side-by side management of private funds, separately managed accounts and mutual funds. These conflicts may arise through trade allocation and through selections of portfolio securities. Aristotle seeks to mitigate conflict related to trade allocation through its trade rotation procedures.

•

Trade Aggregation: In making investment decisions for the accounts, securities considered for investment by one account may also be appropriate for another account managed by Aristotle. On occasions when the purchase or sale of a security is deemed to be in the best interest of more than one account, Aristotle may, but is not required to, aggregate or block orders for the purchase or sale of securities for all such accounts to the extent consistent with best execution and the terms of the relevant investment advisory agreements. Such combined or blocked trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges. Aggregation of transactions will occur only when 87 Aristotle believes that such aggregation is consistent with Aristotle’s duty to seek best execution and best price for clients and is consistent with Aristotle’s investment advisory agreement with each client for which trades are being aggregated. Client accounts with certain restrictions and directed brokerage clients may be unable to participate in blocked transactions.

•

Mutual Fund Compliance: Section 17(e)(1) prohibits a registered investment company and its affiliated persons from accepting any compensation “for the purchase or sale of property to or for the fund” unless the compensation is (1) regular salary from the fund; or (2) compensation for serving as underwriter or broker to the fund. Compensation includes a wide range of economic benefits, from gifts and entertainment to additional compensation for services that are part of a fund manager’s regular responsibilities, such as credit monitoring. Compensation that falls outside of the two limited exceptions will be subject of scrutiny and may be found to violate 17(e)(1) regardless of: (1) the amount of compensation; (2) whether there was intent or influence; or (3) whether the fund actually suffered economic harm. Once a conflict of interest is established, the burden shifts to the party in conflict. It is the policy of the Adviser to prohibit Trading Personnel from receiving any compensation for the purchase or sale of property to or for the mutual funds. Furthermore, Trading Personnel are prohibited from compensating any affiliated broker that initiates transactions on behalf of the mutual funds.

•

Proxy Voting: Aristotle acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle is aware of the facts necessary to identify conflicts, senior management of Aristotle must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle or any affiliate of Aristotle will be considered only to the extent that Aristotle has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the CIO, Aristotle may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

•

Supervisory Matters: Aristotle will take reasonable steps to ensure that neither it nor its employees offer or give, or solicit or accept, in the course of business, any inducements which may lead to such conflicts. Employees generally may not solicit gifts or gratuities nor give inducements, except in accordance with these policies and procedures. Additionally, any employment or other outside activity by an employee may result in possible conflicts of interests for the employee or for the firm and therefore is to be reviewed and approved by the CCO. Aristotle employees are generally allowed to serve on the board of directors of any publicly traded companies only with the prior authorization of the CCO. Because Aristotle encourages employee involvement in charitable, non-public organizations and civic and trade association activities, such outside activities will generally be approved unless a clear conflict of interest exists. Employees must update annually any requests for approval of an outside activity.

BlackRock Financial Management, Inc. (“BlackRock”)

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Mr. Dickstein and Ms. Liu may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Dickstein and Ms. Liu may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Causeway Capital Management LLC (“Causeway”)

These portfolio managers who manage the Sleeve also manage their own personal accounts and other accounts, including accounts for corporations, pension plans, public retirement plans, sovereign wealth funds, superannuation funds, Taft- Hartley pension plans, endowments and foundations, mutual funds and other collective investment vehicles, charities, private trusts, wrap fee programs, and other institutions (collectively, “Other Accounts”). In managing certain of the Other Accounts, the portfolio managers employ investment strategies similar to those used in managing the Sleeve, subject to certain variations in investment restrictions. The portfolio managers purchase and sell securities for the Sleeve that they also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. Certain of the Other Accounts may pay higher or lower management fee rates than the Sleeve or pay performance-based fees to Causeway. All of the portfolio managers have personal investments in one or more of the funds sponsored and managed by Causeway or similarly-managed collective investment trusts. Ms. Ketterer and Mr. Hartford each holds (through estate planning vehicles) a controlling voting interest in Causeway’s parent holding company and Messrs. Cho, Eng, Muldoon, Valentini and Nguyen, and Ms. Lee (directly or through estate planning vehicles) have minority ownership interests in Causeway’s parent holding company.

Actual or potential conflicts of interest arise from the portfolio managers’ management responsibilities with respect to the Other Accounts and their own personal accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs and new issues) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. Causeway also has a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

ClearBridge Investments, LLC (“ClearBridge”)

ClearBridge serves as a subadviser to the Pathway Funds - Large Cap Equity Fund. Potential conflicts of interest may arise when the Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Fund’s portfolio managers.

The subadviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention—A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities—If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. The subadviser has adopted policies and procedures to ensure that all accounts, including the Fund, are treated equitably.

Pursuit of Differing Strategies—At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers—In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation—A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser ) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Consulting Group Advisory Services LLC (“CGAS” or the “Manager”)

Because the portfolio managers may manage assets for other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Manager and/or its affiliates may receive fees from certain accounts that are higher than the fee they receive from the Funds. In those instances, the portfolio managers may have an incentive to favor the higher fee accounts over the Funds. The Manager and its affiliates have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

D.F. Dent & Company, Inc. (“DF Dent”)

DF Dent does not anticipate any conflicts of interest in managing this Fund while managing other midcap accounts. Accounts are managed to a model and all Midcap accounts will get the identical portfolio, barring client restrictions. The portfolio managers are motivated to provide the best performance possible and to limit dispersion between client performance as much as possible.

Great Lakes Advisors, LLC (“Great Lakes”)

Great Lakes seeks to identify and monitor potential conflicts of interest and has adopted policies and procedures designed to address such potential conflicts. Investment teams and individual portfolio managers may manage multiple accounts, including separate accounts, commingled funds, and wrap accounts, using the same or a similar investment strategy (i.e., side-by-side management). The simultaneous management of these different investment products could create certain conflicts of interest as the fees for the management of certain types of products are higher than others.

The portfolio managers also manage accounts in which Great Lakes and/or its personnel have an interest. Great Lakes has an affirmative duty to treat all accounts fairly and equitably over time and maintains policies and has implemented policies and procedures designed to comply with that duty.

Although Great Lakes manages numerous accounts with similar or identical investment objectives or may manage accounts with different objectives that trade in the same securities, the investment decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. For example, different client guidelines and restrictions may result in different investment decisions between accounts. In addition, the portfolio managers will not necessarily purchase or sell the same securities at the same time or in the same proportionate amounts for all eligible accounts if certain accounts have materially different amounts of investable cash or liquidity needs.

Other factors that may result in different investment decisions include client-directed brokerage arrangements, soft dollar restrictions, and the sponsor-mandated execution of trades through specified broker-dealers in connection with certain wrap programs, all of which limit Great Lakes’ brokerage discretion. Great Lakes seeks to identify and monitor potential conflicts of interest and has adopted policies and procedures designed to address such potential conflicts.

Lazard Asset Management LLC (“Lazard”)

Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Funds may invest or that may pursue a strategy similar to the Funds’ investment strategies implemented by Lazard (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Funds are not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, the Funds are subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts, including the following:

1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the Fund. In addition, the Funds are open-end investment companies as defined in the 1940 Act, subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for a Fund and the corresponding Similar Accounts, and the performance of securities purchased for a Fund may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Funds, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Funds. As illustrated in the tables above, most of the portfolio managers manage a significant number of Similar Accounts in addition to the Funds.

4. Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Funds.

5. The tables above note the portfolio managers who manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Funds.

6. Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if the Fund’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by

Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund’s and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the Fund to the extent it invests “long” in the same or similar securities whose market values fall as a result of short-selling activities.

7. Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

8. Under Lazard’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the Fund, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Adviser to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

Martin Currie Inc. (“Martin Currie”)

There are no material conflicts of interest as a singular strategy is applied to all Global Emerging Markets Account.

Martin Currie takes a holistic view of conflict risk and conflict mitigation. It has policies, systems and controls in place to identify potential conflicts between itself and its clients, as well as between one client and another, to achieve consistent treatment of conflicts of interest throughout business. It aims to manage any conflicts of interest that may arise and to ensure, as far as practicable, that such conflicts do not adversely affect the interests of our clients.

While procedures are in place to minimize the risk, not all client portfolios that are investing in the same investment strategy will hold the same securities and receive the same investment return. Dispersion may be caused for a number of reasons including, but not limited to, cash-flow differences, client commission recapture programs, and individual client restrictions.

Metropolitan West Asset Management LLC (“MetWest”)

MetWest has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in MetWest’s Code of Ethics (the “Code”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a “beneficial interest”), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow MetWest to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles or incentivize a MetWest portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. MetWest may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles.

When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all MetWest clients. As such, MetWest has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. MetWest’s Trading and Brokerage Policy also discusses the process of timing and method of allocations and addresses how the firm handles affiliate transactions.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of MetWest’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews MetWest’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance. MetWest’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.

Neuberger Berman Investment Advisers LLC (“Neuberger”)

Actual or apparent conflicts of interest may arise when a Portfolio Manager for Neuberger Berman Investment Advisers LLC (“NBIA”) has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by a fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a Portfolio Manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which a fund it manages also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall.

Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the Investment company Act of 1940 as amended, prohibits the mutual funds from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the funds to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the funds may participate in. Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a fund, having similar or different objectives.

A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds. Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund.

Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations, certain businesses within the Neuberger Berman Organization (“NB”) will seek access to material non-public information. For instance, NBIA portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, NBIA portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other “work-out” activity, which participation could provide access to material non-public information.

NB maintains procedures that address the process by which material non-public information may be acquired intentionally by NB. When considering whether to acquire material non-public information, NB will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of NB’s existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since NB may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that NB, including a fund, may purchase or potentially limiting the ability of NB, including a fund, to sell such securities or instruments. Similarly, where NB declines access to (or otherwise does not receive or share within NB) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, NB will endeavor to act fairly to its clients as a whole. NB reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.

NBIA has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuance Investments, LLC (“Nuance”)

Performance fee arrangements may create an incentive to favor higher fee paying accounts over other accounts in the allocation of investment opportunities. Nuance has procedures designed and implemented to ensure that all clients are treated fairly and equally, and to mitigate any conflict that could influence the allocation of investment opportunities among clients.

The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, Nuance has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Pacific Investment Management Company LLC (“PIMCO”)

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Investors should be aware that investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies, purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the investing account but detrimental to the underlying account. Conversely, PIMCO’s duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. In addition, regulatory issues applicable to PIMCO or a Fund or other accounts may result in the Funds not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, including regulatory restrictions; Client account specific investment objectives, restrictions and other Client instructions, as applicable, risk tolerances; amounts of available cash; the need to rebalance a Client account’s portfolio (e.g., due investor contributions and redemptions); whether the allocation would result in a Client account receiving a trivial amount or an amount below the established minimum quantity; regulatory requirements; the origin of the investment; the bases for an issuer’s allocation to PIMCO; and other Client account-specific factors. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category. PIMCO seeks to allocate fixed income investments to Client accounts with the general purpose of maintaining consistent concentrations across similar accounts and achieving, as nearly as possible, portfolio characteristic parity among such accounts. Client accounts furthest from achieving portfolio characteristic parity typically receive priority in allocations. With respect to an order to buy or sell an equity security in the secondary market, PIMCO seeks to allocate the order across Client accounts with similar investment guidelines and investment styles fairly and equitably over time, taking into consideration the relevant factors discussed above.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Further, the respective risk tolerances of different types of Clients may change over time as market conditions change. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. PIMCO may also take into account the bases for an issuer’s allocation to PIMCO, for example, by giving priority allocations to Client accounts holding existing positions in the issuer’s debt if the issuer’s allocation to PIMCO is based on such holdings. PIMCO also may determine not to allocate to or purchase or sell for certain Clients all investments for which all Clients may be eligible. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including a Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases, PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases, PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other

Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the Funds) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A, attached as Exhibit B.

PineBridge Investments LLC (“PineBridge”)

PineBridge recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, PineBridge’s policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of PineBridge’s economic, investment or other financial interests. Personal securities transactions by an employee may raise a potential conflict of interest when an employee trades in a security that is considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client, in that the employee may be able to personally benefit from prior knowledge of transactions for a client by trading in a personal account. PineBridge has policies to address potential conflicts of interest when its employees buy or sell securities also bought or sold for clients. Under certain circumstances, conflicts may arise in cases where different clients of PineBridge invest in different parts of a single issuer’s capital structure, including circumstances in which one or more PineBridge clients may own private securities or obligations of an issuer and other PineBridge clients may own public securities of the same issuer. Such conflicts of interest will be discussed and resolved on a case-by-case basis and will take into consideration the interest of the relevant clients, the circumstances giving rise to the conflict, and applicable regulations. For a more detailed discussion of conflicts of interest, please refer to PineBridge Investment LLC’s Form ADV Part 2.

Principal Asset Management (“Principal”)

Principal Global Investors (“PGI”) acts as discretionary investment advisor for a variety of individual accounts, ERISA accounts, registered investment companies, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflict of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. PGI has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.

Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (together, “Schroders”)

Whenever the Fund’s portfolio manager manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.

The portfolio manager may also execute transactions for another portfolio or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts.

Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of each portfolio manager’s compensation may give rise to potential conflicts of interest. Each portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Van Eck Associates Corporation (“VanEck”)

VanEck (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Fund. When VanEck implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Fund, the prices of the Fund’s securities may be negatively affected. For example, when purchase or sales orders for the Fund are aggregated with those of other Funds and/or Other Clients and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if VanEck served as adviser to only the Fund. When Other Clients are selling a security that the Fund owns, the price of that security may decline as a result of the sales. The compensation that VanEck receives from Other Clients may be higher than the compensation paid by the Fund to VanEck. VanEck does not believe that its activities materially disadvantage the Fund. VanEck has implemented procedures to monitor trading across the Funds and its Other Clients. Furthermore, VanEck may recommend the Fund purchase securities of issuers to which it, or its affiliates, acts as adviser, manager, sponsor, distributor, marketing agent, or in another capacity and for which it receives advisory or other fees. While this practice may create conflicts of interest, VanEck has adopted procedures to minimize such conflicts.

Victory Capital Management Inc. (“Victory Capital”)

Victory Capital’s portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, such as separate accounts, and other types of pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Fund along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between funds or between the Fund and another account, raise conflict of interest issues. Victory Capital has policies and procedures in place, including Victory Capital’s internal review process, that are intended to identify and mitigate those conflicts. Please see Victory Capital’s Form ADV Part 2A for more information regarding potential conflicts.

Walter Scott & Partners Limited (“Walter Scott”)

Conflicts of interest are inherent throughout the investment management business, therefore from the outset the firm has organized its activities to ensure the interests of its clients are always placed first and avoids material conflicts of interest that cannot be managed in the best interests of clients. We manage all client accounts in the same way without bias to any client type. As such, there are no actual or potential conflicts between the investment strategy of the Fund and investment strategy of other accounts we manage.

Our firm’s income is derived from investment management fees which align the firm’s and its clients’ interests. The majority of our clients are charged fees on scales that reflect the value of assets in the client’s account. A few clients operate with performance related fees. We do not differentiate in the management of portfolios on the basis of the method of fee calculation or by client type.

Our general policy is to aggregate purchase and sale orders of securities held in a client’s account with similar orders being made simultaneously for other managed accounts if, in our reasonable judgment, this is in the best interest of clients with the aim being to treat all clients fairly. We seek to equitably apportion such aggregated order prices, commissions and other expenses among accounts. We do not use short sales or cross trades and our policy is to allocate partially filled trades on a pro-rata basis. A decision to deviate from this policy—due to economic reasons, board lots, low trading, client cash flows and volumes amongst other factors—can only be made by an authorized dealer. Such deviations are annotated with the rationale of the action taken being clearly documented for subsequent review. Partial execution of block orders is always allocated by the dealing desk at the average execution price for the day. We have the investment discretion for the majority of accounts that we manage.

Western Asset Management Company (“Western”)

Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios arising out of its business as an investment adviser. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, Western Asset will determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.

The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a deminimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. The Code of Ethics is administered by the Legal & Compliance Department and monitored through the Firm’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SOC 1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Westfield Capital Management Company, L.P. (“Westfield”)

The simultaneous management of multiple accounts by our investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or portfolio managers allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy.

Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a portfolio manager who also serves as a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.

Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Our Operations team performs ongoing reviews of each product’s model portfolio versus each client account. Discrepancies are researched, and exceptions are documented.

In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. We attempt to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades generally will be executed after non-directed accounts.

Because of our interest in receiving third-party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, broker and research votes are conducted and reviewed on a quarterly basis. These votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation. Westfield’s Best Execution Committee also reviews transaction cost analysis data quarterly to monitor trading and commission activity.

Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on our approved broker list. Since Westfield may gain new clients through such relationships and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, brokerage selection is handled by our Traders, while client relationships are managed by our Marketing/Client Service team.

Personal accounts may give rise to conflicts of interest. Westfield and its employees will, from time to time, for their own investment accounts, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in such accounts; requirements include regular reporting and preclearance of transactions. Compliance reviews personal trading activity regularly.

Westfield serves as manager to the General Partners of private funds, for which we also provide investment advisory services. Westfield and its employees have also invested their own funds in such vehicles and other investment strategies that are advised by the firm. Allowing such investments and having a financial interest in the private funds can create an incentive for the firm to favor these accounts because our financial interests are more directly tied to the performance of such accounts. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance conducts periodic reviews of client accounts to ensure procedures have been followed.

In addition to a base salary and a performance-based bonus award, Westfield’s Marketing and Client Service team’s compensation is based on a percentage of annual revenue generated by new separate accounts and/or significant contributions to existing client accounts but excludes any sub-advised or advised mutual funds. This incentive poses a conflict in that members of the team could encourage investment in a product(s) that may not be suitable. To mitigate such risk, team members are not incentivized to sell one product versus another. Nor do they have specific sales targets. Further, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding. Lastly, all incentive compensation is reviewed and approved by the COO and CFO.

Westfield has an agreement with an independent third-party solicitation firm (also known as a promoter) to solicit and service institutional clients outside of the United States and Canada. The solicitor is compensated via a monthly retainer fee in addition to a percentage of the advisory fee paid by a referred client. Referred clients should be aware of inherent conflicts of interest between the solicitation firm and Westfield with respect to the promoter/referral arrangement. Promoters could refer potential clients to Westfield because they will be paid a fee and not necessarily because Westfield provides appropriate and suitable investment strategies for the client. To mitigate this conflict, Westfield’s Marketing and Client Service team will be involved in the review of all prospects to ensure suitability. In addition, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding.

PORTFOLIO MANAGER OWNERSHIP DISCLOSURE

As of August 31, 2023, no portfolio manager owned shares of any Fund in the Trust.

PURCHASE OF SHARES

Purchases of shares of a Fund through an Investment Advisory Program must be made through a brokerage account maintained with Morgan Stanley Wealth Management. Payment for Fund shares must be made through a brokerage account maintained with Morgan Stanley Wealth Management. No brokerage account or inactivity fee is charged in connection with a brokerage account through which an investor purchases shares of a Fund.

Shares of the Funds are available exclusively to participants in an Investment Advisory Program and are generally designed to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available. Investment Advisory Programs generally provide investment advice in connection with investments among the Funds by identifying the investor’s risk tolerances and investment objectives through evaluation of an investment questionnaire; identifying and recommending in writing an appropriate allocation of assets among the Funds that conform to those tolerances and objectives in a written recommendation; and providing, on a periodic basis, a written monitoring report to the investor containing an analysis and evaluation of an investor’s account and recommending any appropriate changes in the allocation of assets among the Funds. Usually under an Advisory Service, all investment decisions ultimately rest with the investor and investment discretion is not given to the investment adviser.

Shares of the Funds are offered for purchase and redemption at their respective NAV next determined, without imposition of any initial or contingent deferred sales charge except that Morgan Stanley Wealth Management generally is paid an investment advisory fee directly by the investors purchasing Fund shares through its Investment Advisory Programs.

REDEMPTION OF SHARES

Detailed information on how to redeem shares of a Fund is included in the Prospectus. The right of redemption of shares of a Fund may be suspended or the date of payment postponed: (i) for any periods during which the New York Stock Exchange, Inc. (“NYSE™”) is closed (other than for customary weekend and holiday closings), (ii) when trading in the markets a Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Fund’s investments or determination of its NAV not reasonably practicable or (iii) for such other periods as the SEC by order may permit for the protection of a Fund’s shareholders.

REDEMPTIONS IN KIND

If the Trustees determine that it would be detrimental to the best interests of a Fund’s shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or one percent (1%) of the Fund’s net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

NET ASSET VALUE

Each Fund’s NAV per share is calculated by the Fund’s administrator, BBH&Co., on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday when one of those holidays falls on a Saturday or on the subsequent Monday when one of those holidays falls on a Sunday. On those days, securities held by a Fund may nevertheless be actively traded and the value of that Fund’s shares could be significantly affected.

NAV per share is determined as of the close of regular trading on the NYSE and is computed by dividing the value of a Fund’s net assets by the total number of its shares outstanding. A security that is primarily traded on a domestic or foreign stock exchange is valued at the last sale price on that exchange as reported to a Fund or, if no sales occurred during the day, these investments are quoted at the mean between the current bid and ask prices. Securities that are primarily traded on foreign exchanges are generally valued for purposes of calculating a Fund’s NAV at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined in good faith by consideration of other factors pursuant to procedures adopted by the Board. Fund securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price. A security that is listed or traded on more than one exchange is valued for purposes of calculating a Fund’s NAV at the quotation on the exchange determined to be the primary market for the security. Exchange-traded options and futures contracts are valued at the last sale price in the market where such contracts are principally traded or, if no sales are reported, the bid price for purchased and written options. Securities traded in the over-the-counter (“OTC”) market are valued at the last sale price or, if no sales occurred during the day, these investments are valued at the mean between the bid and ask price. Debt securities of U.S. issuers (other than U.S. government securities and short-term investments) are valued by independent pricing services. When, in the judgment of the pricing services, quoted bid prices are available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and ask prices. Investments for which no readily obtainable market quotations are available, in the judgment of the pricing service, are carried at market value as determined by using various pricing matrices. An option written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is equal to the unrealized gain or loss on the contract determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined in good faith pursuant to procedures adopted by the Trustees.

For the International Equity Fund and the Emerging Markets Equity Fund, the Board has approved the use of a fair value model developed by a pricing service to price foreign equity securities on a daily basis.

Swaps are valued using quotes from approved broker-dealers. Other securities, options and other assets (including swaps and structured notes agreements) for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Trustees.

Foreign currency contracts will be valued using the official close price for such contracts on the New York Stock Exchange. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values using the current exchange rate as of the close of the New York Stock Exchange. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith pursuant to procedures adopted by the Board of Trustees. In carrying out the Trust’s valuation policies, the Manager may consult with others, including an independent pricing service retained by the Trust.

The valuation of a security held by a Fund in U.S. dollar-denominated securities with less than 60 days to maturity is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Funds by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Prospective shareholders are urged to consult their own tax advisers with respect to the specific U.S. federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the IRC and the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

In order to qualify as a regulated investment company (“RIC”) under Subchapter M of the IRC, a Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. If the structured notes and swap agreements in which the Funds may invest are not “securities” within the meaning of the 1940 Act, then the Funds may not be able to meet these requirements. Although the Funds intend to take the position that these instruments are securities for this purpose, the Funds have not asked the IRS for a ruling and the IRS may not agree with this view. If a Fund does not meet the requirements for definition as a tax-qualified RIC, it will be subject to federal income tax at the regular corporate rate (21%). The remainder of this tax section assumes that the structured notes and swap agreements in which a Fund may invest are “securities” within the meaning of the 1940 Act.

The Funds and Their Investments

Each Fund intends to continue to qualify in each year as a separate RIC under the IRC. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income (the “Qualifying Income Test”); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which a Fund owns a 20% or greater voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers that the Fund maintains 20% or more of the voting power in such issuers and such issuers are determined to be engaged in the same or similar trades or businesses, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

A Fund’s investments in partnerships, including in qualified publicly traded partnerships, may result in that Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its net investment income and capital gains that it distributes to its shareholders in a timely manner, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income, including dividends and taxable interest, other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Fund will be subject to income tax at the regular corporate rate (21%), as applicable, on any taxable income or gains that it does not distribute to its shareholders. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund is therefore considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

Notwithstanding the distribution requirement described above, the IRC imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and intends to make such distributions as are necessary in order to avoid the application of this excise tax, but can make no assurances that such tax will be completely eliminated. For example, a Fund may receive delayed or corrected tax reporting statements from its investments that cause such Fund to accrue additional income and gains after such Fund has already made its excise tax distributions for the year. In such a situation, a Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements.

If, in any taxable year, a Fund fails to qualify as a RIC under the IRC or fails to meet the distribution requirement, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, will constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as a long-term capital gain or as tax-exempt interest. However, such dividends may be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the portfolio had been liquidated) in order to qualify as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The following chart shows the approximate unused capital loss carryover, on August 31, 2023, by each Fund. For U.S. federal income tax purposes, these amounts are available to be carried forward and applied against future capital gains. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the IRC.

FUND	Total	Short Term	Long Term
Alternative Strategies Fund	$1,070,493	$204,268	$866,225
Core Fixed Income Fund	$137,288,326	$49,183,502	$88,104,824
Emerging Markets Equity Fund	$22,483,909	$6,322,316	$16,161,593
High Yield Fund	$19,224,104	$2,939,610	$16,284,494
International Equity Fund	$16,241,856	$—	$16,241,856
Municipal Bond Fund	$4,286,637	$2,295,794	$1,990,843
Small-Mid Cap Equity Fund	$4,402,831	$4,402,831	$—
Ultra-Short Term Fixed Income Fund	$13,650,133	$8,149,343	$5,500,790

As a general rule, a Fund’s gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Gains or losses on the sale of debt securities denominated in a foreign currency may be re-characterized as ordinary income or losses, as described below.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

A Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the IRC (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the ability of a Fund to qualify as a RIC, affect the character of gains and losses realized by that Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), and (ii) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, intends to make the appropriate tax elections, if any, and intends to make the appropriate entries in its books and records when it acquires any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and seek to prevent disqualification of the Fund as a RIC.

A Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund. A Fund may be required to defer the recognition of losses on section 1256 contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

To the extent a Fund writes options that are not subject to the rules of section 1256 of the IRC, the amount of the premium received by a Fund for writing such options will be entirely short-term capital gain to the Fund. In addition, if such an option is closed by a Fund, any gain or loss realized by the Fund as a result of closing the transaction will also be short-term capital gain or loss. If the holder of a put option exercises the holder’s right under the option, any gain or loss realized by a Fund upon the sale of the underlying security pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund’s holding period for the underlying security.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) marking to market, constructive sales or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions,” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to a Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that generally derives less than 90% of its income from the same sources as described in the Qualifying Income Test) will be treated as qualifying income. In addition, although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

A Fund may invest in certain MLPs that may be treated as QPTPs. The net income from QPTPs is qualifying income for purposes of the Qualifying Income Test, but a Fund’s investment in one or more of such QPTPs is limited under the Asset Test to no more than 25% of the value of the Fund’s assets. The Funds will monitor their investments in such QPTPs in order to ensure compliance with the Qualifying Income Test and Asset Test. Please see the discussion regarding the consequences of failing to satisfy one of these RIC qualification tests set forth above. MLPs and other partnerships that the Funds may invest in will deliver a Schedule K-1 to the Funds to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. The Schedule K-1 may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

“Qualified publicly traded partnership income” within the meaning of Section 199A(e)(5) of the IRC is eligible for a 20% deduction by non-corporate taxpayers. Qualified publicly traded partnership income is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not necessarily the same as a “qualified publicly traded partnership,” as defined above. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The IRC does not contain a provision permitting a RIC, such as a Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.

The Funds may make investments into one or more exchange traded products, such as ETNs or ETFs, swaps or other derivative investments that may raise questions regarding the qualification of the income from such investments as qualifying income under the Qualifying Income Test. In addition, the determination of the value and the identity of the issuer of such investments are often unclear for purposes of the “Asset Test” described above. Each Fund intends to monitor its investments and the character of its income to ensure it will satisfy the Qualifying Income Test and to ensure that they are adequately diversified under the Asset Test, but it is possible that a Fund may fail to qualify as a RIC in a given tax year due to a failure to satisfy the Qualifying Income Test or Asset Test. Please see the discussion regarding the consequences of failing to satisfy one of these RIC qualification tests set forth above.

A Fund may invest in U.S. REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as capital gain distributions. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits. The IRC treats all ordinary REIT dividends (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so. Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.

REITs in which a Fund invests often do not provide complete and final tax information to the Funds until after the time that the Funds issue a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If, as of the end of a Fund’s taxable year, more than 50% of the Fund’s assets consist of foreign securities, that Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by that Fund during that taxable year to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the IRC. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to their shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the IRC, which may result in the shareholder not getting a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit, but not a deduction, for such foreign taxes. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund-of-funds” under the IRC. If a Fund is a “qualified fund-of- funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a “qualified fund-of-funds” under the IRC if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.

If a Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the IRC, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. Amounts included in income each year by a Fund arising from a qualified electing fund election, will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. Each Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a Fund were to elect otherwise.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following calendar year.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to federal corporate income tax, and may also be subject to a state tax, on the amount retained. In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 21% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 79% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends paid by a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. However, any dividends paid by the Municipal Bond Fund that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

Special rules may apply, however, to certain dividends paid to individuals. Such a dividend may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently set at a maximum rate of 20%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends-received by the Fund from U.S. corporations and certain foreign corporations, provided that the Fund and the individual satisfy certain holding period requirements and have not hedged their positions in certain ways. However, qualified dividend income does not include any dividends-received from tax-exempt corporations. Also, dividends-received by a Fund from a REIT or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

Distributions from capital gains are generally made after applying any available capital loss carryforwards. Because the Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund, and Ultra-Short Term Fixed Income Fund will receive income primarily in the form of interest derived from their investments, such Funds are generally not expected to make distributions eligible to be treated as qualified dividend income. In addition, certain of the International Equity Fund and Emerging Markets Equity Fund’s investment strategies may limit their ability to make distributions eligible to be treated as qualified dividend income.

You will receive information at or near the end of each calendar year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends and should have a cost basis in the shares received equal to such amount.

Regular dividends paid by a Fund that are attributable to certain dividends received by that Fund from U.S. corporations may qualify for the federal dividends-received deduction for corporations. The portion of the dividends received from a Fund that qualifies for the dividends-received deduction for corporations will be reduced to the extent that a Fund holds dividend-paying stock for fewer than 46 days (91 days for certain preferred stocks). A Fund’s holding period requirement must be satisfied separately for each dividend during a prescribed period before and after the ex-dividend date and will not include any period during which that Fund has reduced its risk of loss from holding the stock by purchasing an option to sell, granting an option to buy, or entering into a short sale of substantially identical stock or securities, such as securities convertible into the stock. The holding period for stock may also be reduced if a Fund diminishes its risk of loss by holding one or more other positions with respect to substantially similar or related properties. Dividends-received deductions will be allowed only with respect to dividends paid on Fund shares for which a corporate shareholder satisfies the same holding period rules applicable to the Fund, and the deduction is subject to limitations on debt financing at both the Fund and shareholder levels. Corporate shareholders should also consult its tax adviser regarding the possibility that its federal tax basis in its Fund shares may be reduced by the receipt of “extraordinary dividends” from a Fund, and to the extent such basis would be reduced below zero, current recognition of income would be required. Because the Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund, and Ultra-Short Term Fixed Income Fund will receive income generally in the form of interest derived from their investments, none of their dividends are expected to qualify under the IRC for the dividends received deductions for corporations.

Investors considering buying shares of a Fund on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Unless a shareholder falls within certain exceptions, the custodian, broker or other administrative agent holding shares in the Fund on a shareholder’s behalf must report to the IRS and furnish to the shareholder the cost basis information for shares of a Fund. In addition to reporting the gross proceeds from the sale of shares of a Fund, an affected shareholder will receive cost basis information for such shares which will indicate whether these shares had a short-term or long-term holding period. For each sale of shares of a Fund, a shareholder is to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the custodian, broker or other administrative agent holding shares in the Fund will use a default cost basis method they have chosen which should have been communicated to such shareholders. The cost basis method elected by a shareholder (or the cost basis method applied by default) for each sale of shares of a Fund may not be changed after the settlement date of each such sale. Shareholders should consult with your tax advisors to determine the best IRS-accepted cost basis method for your tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (i) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (ii) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

If the Municipal Bond Fund meets certain requirements, it may pay exempt-interest dividends to its shareholders. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Bond Fund will not be deductible for U.S. federal income tax purposes to the extent that the Fund distributes exempt-interest dividends during the taxable year. If a shareholder receives exempt-interest dividends with respect to any share of the Municipal Bond Fund and if the share is held by the shareholder for six months or fewer, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, will be disallowed. However, the loss disallowance rule for exempt-interest dividends will not apply to any loss incurred on a redemption or exchange of shares of a fund that declares dividends daily and distributes them at least monthly. In addition, the IRC may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments.

Furthermore, a portion of any exempt-interest dividend paid by the Municipal Bond Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the Municipal Bond Fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal alternative minimum tax. For tax years beginning after December 31, 2022, exempt-interest dividends may be subject to the federal corporate alternative minimum tax for certain corporations. In addition, the receipt of dividends and distributions from the Municipal Bond Fund may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of an S corporation. The IRS may challenge the tax-exempt status of municipal bonds held by municipal bond investments. If the IRS were successful in its challenge, shareholders may be liable for taxes on past and future distributions received with respect to such bonds. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the IRC or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the IRC. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by such Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.

Certain types of income received by a Fund from real estate mortgage investment conduits (“REMICs”), a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the IRC are Fund shareholders. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues. Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available.

Sales, Exchanges, or Redemptions. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will generally be treated as a sale for this purpose. Assuming a shareholder holds Fund shares as a capital asset, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will generally be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Net Investment Income Tax. U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income”, including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). “Net investment income” does not include distributions of exempt-interest.

Notices. Shareholders will also receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Backup Withholding. A Fund may be required to withhold at a rate of 24% and remit to the U.S. Treasury the amount withheld on amounts payable to shareholders who (i) fail to provide the Fund with their correct taxpayer identification number, (ii) have failed to make required certifications such as that they are not subject to backup withholding or are U.S. persons, or (iii) are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Any non-U.S. shareholders in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds.

Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

Properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as eligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gains. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A U.S. withholding tax at a 30% rate is imposed on dividends for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied.

A distribution from a Fund to foreign shareholders who have held more than 5% of a class of Fund shares at any time during the one-year period ending on the date of distribution is treated as real property gain with certain tax filing requirements applicable, if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund’s assets are invested in REITs and other U.S. real property holding corporations. In such case the foreign shareholder would be subject to a 21% withholding tax with respect to such distribution and such distribution would be treated as income effectively connected with a U.S. trade or business. Such treatment may give rise to an obligation on the part of the foreign shareholder to file a U.S. federal income tax return. Moreover, such distribution may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Restrictions apply regarding wash sales and substitute payment transactions.

If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on income and capital gains distribution from a Fund, until you begin receiving payments from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in Fund shares.

The foregoing is only a summary of certain material U.S. federal income tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

DISTRIBUTOR

Morgan Stanley Smith Barney LLC, located at 2000 Westchester Avenue, Purchase, New York 10577, serves as the Funds’ distributor pursuant to a written agreement, which was approved by the Trustees of the Trust, including a majority of the Independent Trustees. The distributor may be deemed to be an underwriter for purposes of the 1933 Act. The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The Manager or an affiliate may make similar payments under similar arrangements.

CUSTODIAN AND TRANSFER AGENT

BBH&Co., 50 Post Office Square, Boston, Massachusetts 02110, serves as the Trust’s custodian, fund accountant and administrator. Under its agreements with the Trust, BBH&Co. holds the Trust’s Fund securities, calculates each Fund’s daily NAV, provides various administrative services and keeps all required accounts and records. For its custody services, BBH&Co. receives a monthly fee based upon the month-end market value of securities held in custody and also receives certain securities transaction charges and out-of-pocket expenses.

BNY Mellon Investment Servicing (US) located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as a transfer agent and shareholder services to the Trust to render certain shareholder record keeping and accounting services.

BNY Asset Servicing, located at BNY Mellon Center, 201 Washington Street, Boston, MA 02108-4408, provides shareholder services to the Trust, with respect to maintenance of Morgan Stanley Wealth Management accounts.

SECURITIES LENDING ACTIVITY

BBH acts as securities lending agent for the Funds. The services provided by BBH include (i) entering into loans subject to guidelines or restrictions provided by the Funds; (ii) establishing and maintaining collateral accounts; (iii) monitoring daily the value of the loaned securities and collateral; (iv) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (vi) negotiating loan terms; (vii) selecting securities to be loaned subject to guidelines or restrictions provided by the Funds; (viii) recordkeeping and account servicing; (ix) monitoring dividend and proxy activity relating to loaned securities; and (x) arranging for return of loaned securities to the Funds at loan termination.

The table below sets forth the gross income received by the Funds from securities lending activities during the fiscal year ended August 31, 2023. The table also shows the fees and/or other compensation paid by the applicable Funds, any other fees or payments incurred by each Fund resulting from lending securities providers, and the net income earned by the Funds for securities lending activities.

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund	Emerging Markets	High Yield Fund
Gross Income from securities lending activities (including income from cash collateral reinvestment)	$360,178	$724,300	$837,975	$57,658	$43
Fees/compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$20,343	$47,056	$33,727	$2,677	$6
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$7,126	$12,907	$21,332	$1,384	$1
Administrative fees not included in revenue split	$0	$0	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0	$0	$0
Rebate (paid to borrower)	$217,383	$397,562	$591,784	$38,427	$0
Other fees not included in revenue split	$0	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities and related services	$244,852	$457,525	$646,843	$42,488	$7
Net Income from securities lending activities	$115,326	$266,775	$191,132	$15,170	$36

FINANCIAL STATEMENTS

The Trust’s Annual Report, and the report of the independent registered public accounting firm, for the fiscal year ended August 31, 2023, is incorporated herein by reference in its entirety. The Annual Report was filed on November 8, 2023, Accession Number 0001193125-23-273297 and an amended Annual Report was filed on November 14, 2023, Accession Number 0001193125-23-277060.

APPENDIX H

PROXY VOTING POLICIES AND PROCEDURES

ARISTOTLE CAPITAL BOSTON, LLC

PROXY VOTING POLICIES & PROCEDURES

(supported by Aristotle Capital Management, LLC1)

Updated 10/03/2023

Reviewed 10/03/2023

Introduction

Aristotle Capital Boston, LLC (“Aristotle Boston”), in compliance with the principles of Rule 204-2 of the Advisers Act, has adopted and implemented policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Aristotle Boston has actually voted their proxies. While decisions about how to vote must be determined on a case-by-case basis, Aristotle Boston’s general policies and procedures for voting proxies are set forth below.

Specific Proxy Voting Policies and Procedures

Aristotle Boston believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Unless otherwise directed by the client, Aristotle Boston will vote proxies and will vote such proxies in the manner that, in its opinion, serves the best interests of the clients in accordance with this policy. When voting proxies for non-model holdings, Aristotle Boston can vote in accordance with Institutional Shareholder Services (“ISS”) recommendation. (Non-model holdings refers to securities where the client has provided instruction to Aristotle Capital to restrict trading the securities.) Otherwise, the following policies and procedures are implemented.

Aristotle Boston has contracted with ISS to provide proxy voting support. Under the terms of its arrangement with ISS, Aristotle Boston directs each custodian to forward proxy ballots to ISS for processing. Aristotle Boston has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle Boston may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by Portfolio Managers or their designee. All voting records are maintained by ISS, except that Aristotle Boston will maintain copies of any document created by Aristotle Boston that was material in making a determination of how to vote a “case-by-case” proxy or that memorializes the basis for that decision.

The following details Aristotle Boston’s philosophy and practice regarding the voting of proxies.

Voting Guidelines

Aristotle Boston has adopted guidelines for certain types of matters to assist Portfolio Managers in the review and voting of proxies on a case-by-case basis. These guidelines are set forth below:

1.	Corporate Governance

a.	Election of Directors and Similar Matters

In an uncontested election, Aristotle Boston will generally vote in favor of management’s proposed directors. In a contested election, Aristotle Boston will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s board of directors, Aristotle Boston will review any contested proposal on its merits.

Notwithstanding the foregoing, Aristotle Boston expects to support proposals to:

•	Limit directors’ liability and broaden directors’ indemnification rights;

[1]

Aristotle Capital Management, LLC (“Aristotle Capital”), is a registered investment adviser and affiliate of Aristotle Boston. As such, Aristotle Capital provides certain administrative, marketing, distribution and back office support for Aristotle Boston. Certain personnel listed in this Manual are Aristotle Capital employees and Access Persons of Aristotle Boston. Certain personnel titles are referring to titles at Aristotle Capital.

1

And expects to generally vote against proposals to:

•	Adopt or continue the use of a classified board structure; and

•	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

•	Elect or re-elect directors that may have a conflict of interest based on their existing activities (e.g., conflict with other boards the director serves on)

b.	Audit Committee Approvals

Aristotle Boston generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. Aristotle Boston will generally vote to ratify management’s recommendation and selection of auditors.

c.	Shareholder Rights

Aristotle Boston may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis. Notwithstanding the foregoing, Aristotle Boston expects to generally support proposals to:

•	Adopt confidential voting and independent tabulation of voting results; and

•	Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•	Adopt super-majority voting requirements; and

•	Unreasonably restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

•	Support dual voting class structure whereby one class’ vote supercedes that of the broader share class.

2.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Aristotle Boston may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, Aristotle Boston expects to generally support proposals to:

•	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);

•

Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless Portfolio Managers deems them sufficiently limited in scope; and

•	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•	Adopt classified boards of directors;

•	Reincorporate a company where the primary purpose appears to Portfolio Managers to be the creation of takeover defenses; and

•	Require a company to consider the non-financial effects of mergers or acquisitions.

2

3.	Capital Structure Proposals

Aristotle Boston will seek to evaluate capital structure proposals on their own merits on a case- by-case basis.

Notwithstanding the foregoing, Aristotle Boston expects to generally support proposals to:

•	Eliminate preemptive rights.

4.	Compensation

Aristotle Boston generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, Aristotle Boston generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Aristotle Boston may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, Aristotle Boston expects to generally support proposals to:

•	Require shareholders approval of golden parachutes; and

•	Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

•	Adopt measures that appear to Portfolio Managers to arbitrarily limit executive or employee benefits.

5.	Stock Option Plans and Share Issuances

Aristotle Boston evaluates proposed stock option plans and share issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Aristotle Boston may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. We will review these proposals on a case-by-case basis to determine that shareholders interests are being represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

6.	Corporate Responsibility and Social Issues

Aristotle Boston generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

Aristotle Boston will consider proposals involving corporate responsibility and social issues on a case-by-case basis.

7.	Conflicts

In cases where Aristotle Boston is aware of a conflict between the interests of a client(s) and the interests of Aristotle Boston or an affiliated person of Aristotle Boston (e.g., a portfolio holding is a client or an affiliate of a client of Aristotle Boston), the Aristotle Boston will take the following steps:

(a)	vote matters that are specifically covered by this proxy voting policy (e.g., matters where

3

Aristotle	Boston’s vote is strictly in accordance with this policy and not in its discretion) in accordance with this policy; and

(b)	for other matters, contact the client for instructions with respect to how to vote the proxy.

8.	Disclosure of Proxy Voting Policy

Upon receiving a written request from a client, Aristotle Boston will provide a copy of this policy within a reasonable amount of time. If approved by the client, this policy and any requested records may be provided electronically.

9.	Recordkeeping

Aristotle Boston shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this policy;

(ii)	Proxy statements received regarding client securities;

(iii)	Records of votes cast on behalf of clients;

(iv)	Any documents prepared by Aristotle Boston that were material to making a decision how to vote, or that memorialized the basis for the decision; and

(v)	Records of client requests for proxy voting information.

Aristotle Boston may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Aristotle Boston that are maintained with a third party such as a proxy voting service, provided that Aristotle Boston has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

10.	Proxy Voting for Accounts Subject to ERISA

Department of Labor (“DOL”) provided investment managers the following guidance about their ERISA responsibilities, when voting proxies:

Where the authority to manage plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a plan trustee regarding the voting of proxies.2

DOL has also indicated that an adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies. Appropriate steps include informing the plan sponsor and its trustees, bank custodian or broker-dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. When voting proxies, an investment manager must consider proxies as a plan asset and act solely in accordance with the economic interest of the plan and its participants and beneficiaries.3

DOL has also indicated that the adviser must consider any costs involved when voting proxies for plan assets. Adviser should evaluate material facts that form the basis for any particular voting decision or other exercise of shareholder right. Aristotle Boston may decide, after a facts and circumstances analysis, to refrain from voting if it is determined that a plan client would incur unreasonable costs.

DOL has also indicated that the adviser must exercise prudence and diligence in the selection and

[2]	Interpretive Bulletin 94-2, July 28, 1994.
[3]	Department of Labor ERISA Rule 404a-1(e)(2)(ii).

4

monitoring of persons, if any, selected to advise or otherwise assist with exercises of shareholder rights. Aristotle Boston has contracted with ISS to provide proxy voting support and periodically reviews ISS guidelines as part of vendor oversight.

DOL has also indicated that the adviser must properly document votes and that the named fiduciary has a duty to monitor the proxy voting process of the adviser. Advisers should be prepared to issue proxy voting reports to clients. Records of “solicitation” activities by issuers (or others) should be maintained. Records should reflect a verification of each proxy to each share in each account. Records should be maintained in such a manner that it is easy to backtrack. Copies of each executed ballot should be maintained. Aristotle Boston has access to proxy voting records through ISS and can issue copies of proxy voting reports to clients upon request. Aristotle Boston maintains a log of solicitations it receives from issuers or others.

5

BlackRock Investment Stewardship

Global Principles

Effective as of January 2023

BlackRock.

NM1222U-2650170-1/21

The purpose of this document is to provide an overarching explanation of BlackRock’s approach globally to our responsibilities as a shareholder on behalf of our clients, our expectations of companies, and our commitments to clients in terms of our own governance and transparency.

BlackRock Investment Stewardship	Global Principles | 2
NM1222U-2650170-2/21

Introduction to BlackRock

BlackRock’s purpose is to help more and more people experience financial well-being. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes, and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers, and other financial institutions, as well as individuals around the world. As part of our fiduciary duty to our clients, we consider it one of our responsibilities to promote sound corporate governance, as an informed, engaged shareholder on their behalf. At BlackRock, this is the responsibility of the Investment Stewardship team.

Philosophy on investment stewardship

Companies are responsible for ensuring they have appropriate governance structures to serve the interests of shareholders and other key stakeholders. We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests to create sustainable value. Shareholders should have the right to vote to elect, remove, and nominate directors, approve the appointment of the auditor, and amend the corporate charter or by-laws. Shareholders should be able to vote on key board decisions that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and preemptive rights, and the distribution of income and capital structure. In order to make informed decisions, shareholders need sufficient and timely information. In addition, shareholder voting rights should be proportionate to their economic ownership—the principle of “one share, one vote” helps achieve this balance.

Consistent with these shareholder rights, BlackRock has a responsibility to monitor and provide feedback to companies in our role as stewards of our clients’ investments. Investment stewardship is how we use our voice as an investor to promote sound corporate governance and business practices to help maximize long-term shareholder value for our clients, the vast majority of whom are investing for long-term goals such as retirement. BlackRock Investment Stewardship (BIS) does this through engagement with management teams and/or board members on material business issues and, for those clients who have given us authority, through voting proxies in their best long-term financial interests.1 We also contribute to consultations on public policy and private sector initiatives on industry standards, consistent with our clients’ interests as long-term shareholders.

BlackRock looks to companies to provide timely, accurate, and comprehensive disclosure on all material governance and business matters. This transparency allows shareholders to appropriately understand and assess how relevant risks and opportunities are being effectively identified and managed. Where company reporting and disclosure is inadequate or where the governance approach taken may be inconsistent with durable, long-term value creation for shareholders, we will engage with a company and/or vote in a manner that advances long-term shareholders’ interests.

BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of the business and of the risks and opportunities that are material to the

[1]

Through BlackRock Voting Choice we have, since January 2022, made proxy voting easier and more accessible for investors in separate accounts and certain pooled vehicles. As a result, the shares attributed to BlackRock in company share registers may be voted differently depending on whether our clients have authorized BIS to vote on their behalf, have authorized BIS to vote in accordance with a third party policy, or have elected to vote shares in accordance with their own policy. We are not able to disclose which clients have opted to exercise greater control over their voting, nor are we able to disclose which proxy voting policies they have selected.

BlackRock Investment Stewardship	Global Principles | 3
NM1222U-2650170-3/21

companies in which our clients invest. Engagement may also inform our voting decisions. As long-term investors on behalf of clients, we seek to have regular and continuing dialogue with executives and board directors to advance sound governance and durable business practices aligned with long-term value creation, as well as to understand the effectiveness of the company’s management and oversight of material issues. Engagement is an important mechanism for providing feedback on company practices and disclosures, particularly where we believe they could be enhanced to support a company’s ability to deliver financial performance. Similarly, it provides us with an opportunity to hear directly from company boards and management on how they believe their actions are aligned with durable, long-term value creation.

We generally vote in support of management and boards that exhibit an approach to decision-making that is consistent with creating durable, long-term value for shareholders. If we have concerns about a company’s approach, we may choose to explain our expectations to the company’s board and management. Following that engagement, we may signal through our voting that we have outstanding concerns, generally by voting against the re-election of directors we view as having responsibility for an issue. We apply our regional proxy voting guidelines to achieve the outcome that is most aligned with our clients’ long-term financial interests.

BlackRock Investment Stewardship	Global Principles | 4
NM1222U-2650170-4/21

Key themes

We recognize that accepted standards and norms of corporate governance can differ between markets. However, in our experience, there are certain fundamental elements of governance practice that are intrinsic globally to a company’s ability to create long-term value for shareholders. These global themes are set out in this overarching set of principles (the Principles), which are anchored in transparency and accountability. At a minimum, it is our view that companies should observe the accepted corporate governance standards in their domestic market and ask that, if they do not, they explain how their approach better supports durable, long-term value creation.

These Principles cover seven key themes:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales, and other special transactions

•	Compensation and benefits

•	Material sustainability-related risks and opportunities

•	Other corporate governance matters and shareholder protections

•	Shareholder proposals

Our regional and market-specific voting guidelines explain how these Principles inform our voting decisions in relation to specific ballot items for shareholder meetings.

BlackRock Investment Stewardship	Global Principles | 5
NM1222U-2650170-5/21

Boards and directors

Our primary focus is on the performance of the board of directors to promote sound corporate governance. The performance of the board is critical to the economic success of the company and the protection of shareholders’ interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction and operation of the company. For this reason, BIS sees engaging with and the election of directors as one of our most important and impactful responsibilities.

We support boards whose approach is consistent with creating durable, long-term value. This includes the effective corporate governance and management of material sustainability-related risks and opportunities,2 as well as the consideration of the company’s key constituents including their employees, clients, suppliers, and the communities within which they operate. The board should establish and maintain a framework of robust and effective governance mechanisms to support its oversight of the company’s strategic aims. We look to the board to articulate the effectiveness of these mechanisms in overseeing the management of business risks and opportunities and the fulfillment of the company’s purpose. Disclosure of all material issues that affect the company’s long-term strategy and ability to create value is essential for shareholders to be able to appropriately understand and assess how risks are effectively identified, managed and mitigated.

Where a company has not adequately disclosed and demonstrated that they have fulfilled these responsibilities, we will consider voting against the re-election of directors whom we consider to have particular responsibility for the issue. We assess director performance on a case-by-case basis and in light of each company’s circumstances, taking into consideration our assessment of their governance, business practices that support durable, long-term value creation, and performance. In serving the interests of shareholders, the responsibility of the board of directors includes, but is not limited to, the following:

•	Establishing an appropriate corporate governance structure

•

Supporting and overseeing management in setting long-term strategic goals and applicable measures of value-creation and milestones that will demonstrate progress, and taking steps to address anticipated or actual obstacles to success

•	Providing oversight on the identification and management of material governance and sustainability-related risks

•	Overseeing the financial resilience of the company, the integrity of financial statements, and the robustness of a company’s Enterprise Risk Management[3] framework

[2]

By material sustainability-related risks and opportunities, we mean the drivers of risk and value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty and relationships with regulators. It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Governance is the core means by which boards can oversee the creation of durable, long-term value. Appropriate risk oversight of business-relevant and material sustainability-related considerations is a component of a sound governance framework.

[3]

Enterprise risk management is a process, effected by the entity’s board of directors, management, and other personnel, applied in strategy setting and across the enterprise, designed to identify potential events that may affect the entity, and manage risk to be within the risk appetite, to provide reasonable assurance regarding the achievement of objectives. (Committee of Sponsoring

BlackRock Investment Stewardship	Global Principles | 6
NM1222U-2650170-6/21

•	Making decisions on matters that require independent evaluation, which may include mergers, acquisitions and dispositions, activist situations or other similar cases

•	Establishing appropriate executive compensation structures

•	Monitoring business issues including material sustainability-related risks and opportunities, that have the potential to significantly impact the company’s long-term value

There should be clear descriptions of the role of the board and the committees of the board and how they engage with and oversee management. Set out below are ways in which boards and directors can demonstrate a commitment to acting in the best long-term economic interests of all shareholders.

We will seek to engage with the appropriate directors where we have concerns about the performance of the company, board, or individual directors and may signal outstanding concerns in our voting. While we consider these principles to be globally relevant, when assessing a board’s composition and governance processes, we consider local market norms and regulations.

Regular accountability

It is our view that directors should stand for re-election on a regular basis, ideally annually. In our experience, annual re-elections allow shareholders to reaffirm their support for board members or hold them accountable for their decisions in a timely manner. When board members are not re-elected annually, in our experience, it is good practice for boards to have a rotation policy to ensure that, through a board cycle, all directors have had their appointment re-confirmed, with a proportion of directors being put forward for re-election at each annual general meeting.

Effective board composition

Regular director elections also give boards the opportunity to adjust their composition in an orderly way to reflect the evolution of the company’s strategy and the market environment. In our view, it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and in a manner that supports both continuity and appropriate succession planning. We consider the average overall tenure of the board, where we are seeking a balance between the knowledge and experience of longer-serving members and the fresh perspectives of newer members. We encourage companies to keep under regular review the effectiveness of their board (including its size), and assess directors nominated for election or re-election in the context of the composition of the board as a whole. This assessment should consider a number of factors, including the potential need to address gaps in skills, experience, independence, and diversity.

In our view, there should be a sufficient number of independent directors, free from conflicts of interest or undue influence from connected parties, to ensure objectivity in the decision-making of the board and its ability to oversee management. Common impediments to independence may include but are not limited to:

•	Current or recent employment at the company or a subsidiary

•	Being, or representing, a shareholder with a substantial shareholding in the company

Organizations of the Treadway Commission (COSO), Enterprise Risk Management — Integrated Framework, September 2004, New York, NY).

BlackRock Investment Stewardship	Global Principles | 7
NM1222U-2650170-7/21

•	Interlocking directorships

•

Having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and their shareholders

In our experience, boards are most effective at overseeing and advising management when there is a senior independent board leader. This director may chair the board, or, where the chair is also the CEO (or is otherwise not independent), be designated as a lead independent director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board, and encouraging independent director participation in board deliberations. The lead independent director or another appropriate director should be available to shareholders in those situations where an independent director is best placed to explain and contextualize a company’s approach.

When nominating new directors to the board, we look to companies to provide sufficient information on the individual candidates so that shareholders can assess the suitability of each individual nominee and the overall board composition. These disclosures should give an understanding of how the collective experience and expertise of the board aligns with the company’s long-term strategy and business model. Highly qualified, engaged directors with professional characteristics relevant to a company’s business enhance the ability of the board to add value and be the voice of shareholders in board discussions. In our view, a strong board provides a competitive advantage to a company, providing valuable oversight and contributing to the most important management decisions that support long-term financial performance.

It is in this context that we are interested in diversity in the board room. We see it as a means to promoting diversity of thought and avoiding “group think” in the board’s exercise of its responsibilities to advise and oversee management. It allows boards to have deeper discussions and make more resilient decisions. We ask boards to disclose how diversity is considered in board composition, including professional characteristics, such as a director’s industry experience, specialist areas of expertise and geographic location; as well as demographic characteristics such as gender, race/ethnicity and age.

We look to understand a board’s diversity in the context of a company’s domicile, market capitalization, business model and strategy. Increasingly, we see leading boards adding members whose experience deepens the board’s understanding of the company’s customers, employees and communities. Self-identified board demographic diversity can usefully be disclosed in aggregate, consistent with local law. We believe boards should aspire to meaningful diversity of membership, at least consistent with local regulatory requirements and best practices, while recognizing that building a strong, diverse board can take time.

This position is based on our view that diversity of perspective and thought – in the board room, in the management team and throughout the company – leads to better long term economic outcomes for companies. Academic research already reveals correlations between specific dimensions of diversity and effects on decision-making processes and outcomes.4 In our experience, greater diversity in the board room contributes to more robust discussions and more innovative and resilient decisions. Over time, greater diversity in the board room can also promote greater diversity and resilience in the leadership

[4]

For a discussion on the different impacts of diversity see: McKinsey, “Diversity Wins: How Inclusion Matters”, May 2022; Harvard Business Review, Diverse Teams Feel Less Comfortable – and That’s Why They Perform Better, September 2016; “Do Diverse Directors Influence DEI Outcomes”, September 2022

McKinsey, “Diversity Wins: How Inclusion Matters”, May 2022; Harvard Business Review, Diverse Teams Feel Less Comfortable – and That’s Why They Perform Better, September 2016; “Do Diverse Directors Influence DEI Outcomes”, September 2022

BlackRock Investment Stewardship	Global Principles | 8
NM1222U-2650170-8/21

team, and the workforce more broadly. That diversity can enable companies to develop businesses that more closely reflect and resonate with the customers and communities they serve.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. It is our view that objective oversight of such matters is best achieved when the board forms committees comprised entirely of independent directors. In many markets, these committees of the board specialize in audit, director nominations, and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one involving a related party, or to investigate a significant adverse event.

Sufficient capacity

As the role and expectations of a director are increasingly demanding, directors must be able to commit an appropriate amount of time to board and committee matters. It is important that directors have the capacity to meet all of their responsibilities—including when there are unforeseen events – and therefore, they should not take on an excessive number of roles that would impair their ability to fulfill their duties.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. Accordingly, the assumptions made by management and reviewed by the auditor in preparing the financial statements should be reasonable and justified.

The accuracy of financial statements, inclusive of financial and non-financial information as required or permitted under market-specific accounting rules, is of paramount importance to BlackRock. Investors increasingly recognize that a broader range of risks and opportunities have the potential to materially impact financial performance. Over time, we anticipate investors and other users of company reporting will increasingly seek to understand and scrutinize the assumptions underlying financial statements, particularly those that pertain to the impact of the transition to a low carbon economy on a company’s business model and asset mix. We recognize that this is an area of evolving practice and we look to international standards setters, the International Accounting Standards Board (IASB) and the International Auditing and Assurance Standards Board (IAASB) to provide additional guidance to companies.

In this context, audit committees, or equivalent, play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and, where appropriate to the jurisdiction, non-financial information, internal control frameworks, and in the absence of a dedicated risk committee, Enterprise Risk Management systems. In our view, effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders.

We hold members of the audit committee or equivalent responsible for overseeing the management of the audit function. Audit committees or equivalent should have clearly articulated charters that set out their responsibilities and have a rotation plan in place that allows for a periodic refreshment of the committee membership to introduce fresh perspectives to audit oversight. We recognize that audit committees will rely on management, internal audit and the independent auditor in fulfilling their responsibilities but look to committee members to demonstrate they have relevant expertise to monitor and oversee those functions.

We take particular note of unexplained changes in reporting methodology, cases involving significant financial restatements, or ad hoc notifications of material financial weakness. In this respect, audit

BlackRock Investment Stewardship	Global Principles | 9
NM1222U-2650170-9/21

committees should provide timely disclosure on the remediation of Key and Critical Audit Matters identified either by the external auditor or internal audit function.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, it is important that auditors are, and are seen to be, independent. Where an audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor and the quality of the external audit process.

Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. The audit committee or equivalent, or a dedicated risk committee, should periodically review the company’s risk assessment and risk management policies and the significant risks and exposures identified by management, the internal auditors or the independent accountants, and management’s steps to address them. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.

Capital structure, mergers, asset sales, and other special transactions

The capital structure of a company is critical to shareholders as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Preemptive rights are a key protection for shareholders against the dilution of their interests.

Effective voting rights are basic rights of share ownership. It is our view that one vote for one share as a guiding principle supports effective corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting rights should match economic exposure.

In principle, we disagree with the creation of a share class with equivalent economic exposure and preferential, differentiated voting rights. In our view, this structure violates the fundamental corporate governance principle of proportionality and results in a concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying any potential conflicts of interest. However, we recognize that in certain markets, at least for a period of time, companies may have a valid argument for listing dual classes of shares with differentiated voting rights. In our view, such companies should review these share class structures on a regular basis or as company circumstances change. Additionally, they should seek shareholder approval of their capital structure on a periodic basis via a management proposal at the company’s shareholder meeting. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

In assessing mergers, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it can enhance long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, the recommendation to support should come from the independent directors, a best practice in most markets, and ideally, the terms should have

BlackRock Investment Stewardship	Global Principles | 10
NM1222U-2650170-10/21

been assessed through an independent appraisal process. In addition, it is good practice that it be approved by a separate vote of the non-conflicted parties.

As a matter of sound governance practice, shareholders should have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. In our experience, shareholders are broadly capable of making decisions in their own best interests. We encourage any so-called “shareholder rights plans” proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter.

Compensation and benefits

In most markets, one of the most important roles for a company’s board of directors is to put in place a compensation structure that incentivizes and rewards executives appropriately. There should be a clear link between variable pay and operational and financial performance. Performance metrics should be stretching and aligned with a company’s strategy and business model. BIS does not have a position on the use of sustainability-related criteria, but in our view, where companies choose to include them, they should be as rigorous as other financial or operational targets. Long-term incentive plans should vest over timeframes aligned with the delivery of long-term shareholder value. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their employment. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.

We are not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee or its equivalent, we expect disclosure relating to how and why the discretion was used, and how the adjusted outcome is aligned with the interests of shareholders. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when the rationale for increases in total compensation at a company is solely based on peer benchmarking rather than a rigorous measure of outperformance. We encourage companies to clearly explain how compensation outcomes have rewarded outperformance against peer firms.

We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance and/or when compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results.

Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising directors’ independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We may vote against members of the compensation committee or equivalent board members for poor compensation practices or structures.

BlackRock Investment Stewardship	Global Principles | 11
NM1222U-2650170-11/21

Material sustainability-related risks and opportunities

It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Appropriate oversight of sustainability considerations is a core component of having an effective governance framework, which supports durable, long-term value creation.

Robust disclosure is essential for investors to effectively evaluate companies’ strategy and business practices related to material sustainability-related risks and opportunities. Given the increased understanding of material sustainability-related risks and opportunities and the need for better information to assess them, BlackRock advocates for continued improvement in companies’ reporting, where necessary, and will express any concerns through our voting where a company’s actions or disclosures are inadequate.

BlackRock encourages companies to use the framework developed by the Task Force on Climate-related Financial Disclosures (TCFD) to disclose their approach to ensuring they have a sustainable business model and to supplement that disclosure with industry-specific metrics such as those identified by the Sustainability Accounting Standards Board (SASB), now part of the International Sustainability Standards Board (ISSB) under the International Financial Reporting Standards (IFRS) Foundation.5 While the TCFD framework was developed to support climate-related risk disclosure, the four pillars of the TCFD governance, strategy, risk management, and metrics and targets are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (KPIs) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry. In particular, we encourage companies to consider reporting on nature-related factors, given the growing materiality of these issues for many businesses.6 We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of voluntary standards. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.

Climate and other sustainability-related disclosures often require companies to collect and aggregate data from various internal and external sources. We recognize that the practical realities of data-collection and reporting may not line up with financial reporting cycles and companies may require additional time after their fiscal year-end to accurately collect, analyze and report this data to investors. To give investors time to assess the data, we encourage companies to produce climate and other sustainability-related disclosures sufficiently in advance of their annual meeting.

Companies may also adopt or refer to guidance on sustainable and responsible business conduct issued by supranational organizations such as the United Nations or the Organization for Economic Cooperation and Development. Further, industry initiatives on managing specific operational risks may provide useful guidance to companies on best practices and disclosures. Companies should disclose any relevant global climate and other sustainability-related standards adopted, the industry initiatives in which they

[5]

The International Financial Reporting Standards (IFRS) Foundation announced in November 2021 the formation of an International Sustainability Standards Board (ISSB) to develop a comprehensive global baseline of high-quality sustainability disclosure standards to meet investors’ information needs. SASB standards will over time be adapted to ISSB standards but are the reference reporting tool in the meantime.

[6]

While guidance is still under development for a unified disclosure framework related to natural capital, the emerging recommendations of the Taskforce on Nature-related Financial Disclosures (TNFD), may prove useful to some companies.

BlackRock Investment Stewardship	Global Principles | 12
NM1222U-2650170-12/21

participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business practices.

Climate risk

It is our view that climate change has become a key factor in many companies’ long-term prospects. As such, as long-term investors we are interested in understanding how companies may be impacted by material climate-related risks and opportunities—just as we seek to understand other business-relevant risks and opportunities—and how these factors are considered within strategy in a manner consistent with the company’s business model and sector. Specifically, we look for companies to disclose strategies they have in place that mitigate and are resilient to any material risks to their long-term business model associated with a range of climate-related scenarios, including a scenario in which global warming is limited to well below 2°C, considering global ambitions to achieve a limit of 1.5°C.7 It is, of course, up to each company to define their own strategy: that is not the role of BlackRock or other investors.

BIS recognizes that climate change can be challenging for many companies, as they seek to drive long-term value by mitigating risks and capturing opportunities. A growing number of companies, financial institutions, as well as governments, have committed to advancing decarbonization in line with the Paris Agreement. There is growing consensus that companies can benefit from the more favorable macroeconomic environment under an orderly, timely and equitable global energy transition.8 Yet the path ahead is deeply uncertain and uneven, with different parts of the economy moving at different speeds.9 Many companies are asking what their role should be in contributing to an orderly and equitable transition – in ensuring a reliable energy supply and energy security, and in protecting the most vulnerable from energy price shocks and economic dislocation. In this context, we encourage companies to include in their disclosure a business plan for how they intend to deliver long-term financial performance through a transition to global net zero carbon emissions, consistent with their business model and sector.

We look to companies to disclose short-, medium- and long-term targets, ideally science-based targets where these are available for their sector, for Scope 1 and 2 greenhouse gas emissions (GHG) reductions and to demonstrate how their targets are consistent with the long-term economic interests of their shareholders. Many companies have an opportunity to use and contribute to the development of low carbon energy sources and technologies that will be essential to decarbonizing the global economy over time. We also recognize that continued investment in traditional energy sources, including oil and gas, is required to maintain an orderly and equitable transition — and that divestiture of carbon-intensive assets is unlikely to contribute to global emissions reductions. We encourage companies to disclose how their capital allocation to various energy sources is consistent with their strategy.

At this stage, we view Scope 3 emissions differently from Scopes 1 and 2, given methodological complexity, regulatory uncertainty, concerns about double-counting, and lack of direct control by companies. While we welcome any disclosures and commitments companies choose to make regarding

[7]

The global aspiration to achieve a net-zero global economy by 2050 is reflective of aggregated efforts; governments representing over 90% of GDP have committed to move to net-zero over the coming decades. In determining how to vote on behalf of clients who have authorized us to do so, we look to companies only to address issues within their control and do not anticipate that they will address matters that are the domain of public policy.

[8]

For example, BlackRock’s Capital Markets Assumptions anticipate 25 points of cumulative economic gains over a 20-year period in an orderly transition as compared to the alternative. This better macro environment will support better economic growth, financial stability, job growth, productivity, as well as ecosystem stability and health outcomes.

[9]	BlackRock, “Managing the net-zero transition”, February 2022.

BlackRock Investment Stewardship	Global Principles | 13
NM1222U-2650170-13/21

Scope 3 emissions, we recognize these are provided on a good-faith basis as methodology develops. Our publicly available commentary provides more information on our approach to climate risk.

Key stakeholder interests

In order to advance long-term shareholders’ interests, companies should consider the interests of the various parties on whom they depend for their success over time. It is for each company to determine their key stakeholders based on what is material to their business and long-term financial performance. Most commonly, key stakeholders include employees, business partners (such as suppliers and distributors), clients and consumers, regulators, and the communities in which they operate.

Considering the interests of key stakeholders recognizes the collective nature of long-term value creation and the extent to which each company’s prospects for growth are tied to its ability to foster strong sustainable relationships with and support from those stakeholders. Companies should articulate how they address adverse impacts that could arise from their business practices and affect critical business relationships with their stakeholders. We encourage companies to implement, to the extent appropriate, monitoring processes (often referred to as due diligence) to identify and mitigate potential adverse impacts and grievance mechanisms to remediate any actual adverse material impacts. In our view, maintaining trust within these relationships can contribute to a company’s long-term success.

As a long-term shareholder on behalf of our clients, we find it helpful when companies disclose how they have identified their key stakeholders and considered their interests in business decision-making. We are also interested to understand the role of the board, which is well positioned to ensure that the approach taken is informed by and aligns with the company’s strategy and purpose.

Other corporate governance matters and shareholder protections

It is our view that shareholders have a right to material and timely information on the financial performance and viability of the companies in which they invest. In addition, companies should publish information on the governance structures in place and the rights of shareholders to influence these structures. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting, and to call special meetings of shareholders.

Corporate Form

In our view, it is the responsibility of the board to determine the corporate form that is most appropriate given the company’s purpose and business model.10 Companies proposing to change their corporate form to a public benefit corporation or similar entity should put it to a shareholder vote if not already required to do so under applicable law. Supporting documentation from companies or shareholder proponents proposing to alter the corporate form should clearly articulate how the interests of shareholders and different stakeholders would be impacted as well as the accountability and voting mechanisms that would be available to shareholders. As a fiduciary on behalf of clients, we generally

[10]	Corporate form refers to the legal structure by which a business is organized.

BlackRock Investment Stewardship	Global Principles | 14
NM1222U-2650170-14/21

support management proposals if our analysis indicates that shareholders’ interests are adequately protected. Relevant shareholder proposals are evaluated on a case-by-case basis.

Shareholder proposals

In most markets in which BlackRock invests on behalf of clients, shareholders have the right to submit proposals to be voted on by shareholders at a company’s annual or extraordinary meeting, as long as eligibility and procedural requirements are met. The matters that we see put forward by shareholders address a wide range of topics, including governance reforms, capital management, and improvements in the management or disclosure of sustainability-related risks.

BlackRock is subject to certain requirements under antitrust law in the United States that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. As noted above, we can vote, on behalf of clients who authorize us to do so, on proposals put forth by others.

When assessing shareholder proposals, we evaluate each proposal on its merit, with a singular focus on its implications for long-term value creation. We consider the business and economic relevance of the issue raised, as well as its materiality and the urgency with which we believe it should be addressed. We take into consideration the legal effect of the proposal, as shareholder proposals may be advisory or legally binding depending on the jurisdiction. We would not support proposals that we believe would result in over-reaching into the basic business decisions of the company.

Where a proposal is focused on a material governance or sustainability-related risk that we agree needs to be addressed and the intended outcome is consistent with long-term value creation, we will look to the board and management to demonstrate that the company has met the intent of the request made in the shareholder proposal. Where our analysis and/or engagement indicate an opportunity for improvement in the company’s approach to the issue, we may support shareholder proposals that are reasonable and not unduly prescriptive or constraining on management. Alternatively, or in addition, we may vote against the re-election of one or more directors if, in our assessment, the board has not responded sufficiently or with an appropriate sense of urgency. While we may not agree with all aspects of a shareholder proponent’s views or all facets of the proponent’s supporting statement, we may still support proposals that address material governance or sustainability-related risks where we believe it would be helpful for shareholders to have more detailed information on how those risks are identified, monitored, and managed to support a company’s ability to deliver long-term financial returns. We may also support a proposal if management is on track, but we believe that voting in favor might accelerate progress.

BlackRock’s oversight of its investment stewardship activities

Oversight

BlackRock maintains three regional advisory committees (Stewardship Advisory Committees) for a) the Americas; b) Europe, the Middle East and Africa (EMEA); and c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to BIS proxy voting guidelines covering markets within each respective region (Guidelines). The advisory committees do not determine voting decisions, which are the responsibility of BIS.

BlackRock Investment Stewardship	Global Principles | 15
NM1222U-2650170-15/21

In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (Global Committee) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, a senior legal representative, the Global Head of Investment Stewardship (Global Head), and other senior executives with relevant experience and team oversight. The Global Oversight Committee does not determine voting decisions, which are the responsibility of BIS.

The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Principles. The Global Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.

In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as updates on material process issues, procedural changes, and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and the Guidelines.

BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and governance specialists for discussion and guidance prior to making a voting decision.

Vote execution

BlackRock votes on proxy issues when our clients authorize us to do so. We offer certain clients who prefer their holdings to be voted consistent with specific values or views Voting Choice.11 When BlackRock votes on behalf of our clients, we carefully consider proxies submitted to funds and other fiduciary account(s) (Fund or Funds) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of our clients as shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures”, below).

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed annually and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by the applicable Stewardship Advisory Committees. BIS analysts may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

[11]	To learn more visit https://www.blackrock.com/corporate/about-us/investment-stewardship/blackrock-voting-choice

BlackRock Investment Stewardship	Global Principles | 16
NM1222U-2650170-16/21

In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund’s portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: i) untimely notice of shareholder meetings; ii) restrictions on a foreigner’s ability to exercise votes; iii) requirements to vote proxies in person; iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); v) potential difficulties in translating the proxy; vi) regulatory constraints; and vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item on their investors. Portfolio managers may, from time to time, reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from BIS or from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.

Conflicts management policies and procedures

BIS maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:

•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

•	BlackRock, Inc. board members who serve as senior executives or directors of public companies held in Funds managed by BlackRock

BlackRock Investment Stewardship	Global Principles | 17
NM1222U-2650170-17/21

BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:

•	Adopted the Guidelines which are designed to advance our clients’ interests in the companies in which BlackRock invests on their behalf

•

Established a reporting structure that separates BIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met

•

Determined to engage, in certain instances, an independent third party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the voting service provider provides BlackRock with recommendations, in accordance with the Guidelines, as to how to vote such proxies. BlackRock uses an independent voting service provider to make proxy voting recommendations for shares of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent voting service provider to make proxy voting recommendations for:

•	public companies that include BlackRock employees on their boards of directors

•	public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors

•	public companies that are the subject of certain transactions involving BlackRock Funds

•	public companies that are joint venture partners with BlackRock, and

•	public companies when legal or regulatory requirements compel BlackRock to use an independent voting service provider

In selecting a voting service provider, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and make recommendations in the best economic interest of our clients in accordance with the Guidelines, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned recommendations in a timely manner. We may engage more than one voting service provider, in part to mitigate potential or perceived conflicts of interest at a single voting service provider. The Global Committee appoints and reviews the performance of the voting service providers, generally on an annual basis.

BlackRock Investment Stewardship	Global Principles | 18
NM1222U-2650170-18/21

Securities lending

When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns for a fund, while allowing fund providers to keep fund expenses lower.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is informed by our fiduciary responsibility to act in our clients’ best interests. In most cases, BlackRock anticipates that the potential long-term value to the Fund of voting shares would be less than the potential revenue the loan may provide the Fund. However, in certain instances, BlackRock may determine, in its independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.

The decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term value to clients of voting those securities (based on the information available at the time of recall consideration).12 BIS works with colleagues in the Securities Lending and Risk and Quantitative Analysis teams to evaluate the costs and benefits to clients of recalling shares on loan.

Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

Voting guidelines

The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. The Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting and vote transparency

We are committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report that provides a global overview of our investment stewardship engagement and voting activities and a voting spotlight that summarizes our voting over a proxy year.13 Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage. We also publish commentaries to share our perspective on market developments and emerging key themes.

[12]

Recalling securities on loan can be impacted by the timing of record dates. In the United States, for example, the record date of a shareholder meeting typically falls before the proxy statements are released. Accordingly, it is not practicable to evaluate a proxy statement, determine that a vote has a material impact on a fund and recall any shares on loan in advance of the record date for the annual meeting. As a result, managers must weigh independent business judgement as a fiduciary, the benefit to a fund’s shareholders of recalling loaned shares in advance of an estimated record date without knowing whether there will be a vote on matters which have a material impact on the fund (thereby forgoing potential securities lending revenue for the fund’s shareholders) or leaving shares on loan to potentially earn revenue for the fund (thereby forgoing the opportunity to vote).

[13]	The proxy year runs from July 1 to June 30 of the proceeding calendar year.

BlackRock Investment Stewardship	Global Principles | 19
NM1222U-2650170-19/21

At a more granular level, we publish quarterly our vote record for each company that held a shareholder meeting during the period, showing how we voted on each proposal and explaining any votes against management proposals or on shareholder proposals. For shareholder meetings where a vote might be high profile or of significant interest to clients, we may publish a vote bulletin after the meeting, disclosing and explaining our vote on key proposals. We also publish a quarterly list of all companies with which we engaged and the key topics addressed in the engagement meeting.

In this way, we help inform our clients about the work we do on their behalf in promoting the governance and business models that support durable, long-term value creation.

BlackRock Investment Stewardship	Global Principles | 20
NM1222U-2650170-20/21

Want to know more?

blackrock.com/stewardship | contactstewardship@blackrock.com

This document is provided for information and educational purposes only. Investing involves risk, including the loss of principal.

Prepared by BlackRock, Inc.

©2023 BlackRock, Inc. All rights reserved. BLACKROCK is a trademark of BlackRock, Inc., or its subsidiaries in the United States and elsewhere. All other trademarks are those of their respective owners.

NM1222U-2650170-21/21

CAUSEWAY CAPITAL MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

Overview

As an investment adviser with fiduciary responsibilities to its clients, Causeway Capital Management LLC (“Causeway”) votes the proxies of companies owned by investment vehicles managed and sponsored by Causeway, and institutional and private clients who have granted Causeway such voting authority. Causeway has adopted these Proxy Voting Policies and Procedures to govern how it performs and documents its fiduciary duty regarding the voting of proxies.

Proxies are voted solely in what Causeway believes is the best interests of the client, a fund’s shareholders or, where employee benefit assets are involved, plan participants and beneficiaries (collectively “clients”). Causeway’s intent is to vote proxies, wherever possible to do so, in a manner consistent with its fiduciary obligations. Practicalities involved in international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

The Chief Operating Officer of Causeway supervises the proxy voting process. Proxy voting staff monitor upcoming proxy votes, review proxy research, identify potential conflicts of interest and escalate such issues to the Chief Operating Officer, receive input from portfolio managers, and ultimately submit proxy votes in accordance with these Proxy Voting Policies and Procedures. The Chief Operating Officer and President have final decision-making authority over case-by-case votes. To assist in fulfilling its responsibility for voting proxies, Causeway currently uses Institutional Shareholder Services Inc. (“ISS”) for proxy research, which assists the decision-making process, and for proxy voting services, which include organizing and tracking pending proxies, communicating voting decisions to custodian banks, and maintaining records. Causeway will conduct periodic due diligence on ISS and its capacity and competency to provide proxy research and the proxy voting services provided to Causeway.

Proxy Voting Guidelines

Causeway generally votes on specific matters in accordance with the proxy voting guidelines set forth below. However, Causeway reserves the right to vote proxies on behalf of clients on a case-by-case basis if the facts and circumstances so warrant.

Causeway’s proxy voting guidelines are designed to cast votes consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing strong and independent boards of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway’s guidelines also recognize that a company’s

-1-	June 30, 2021

management is charged with day-to-day operations and, therefore, Causeway generally votes on routine business matters in favor of management’s proposals or positions.

Causeway generally votes for:

•	distributions of income

•	appointment of auditors

•	director compensation, unless deemed excessive

•

boards of directors – Causeway generally votes for management’s slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner Causeway believes is not in the best interests of shareholders. Causeway recognizes that, in certain jurisdictions, local law or regulation may influence Board composition.

•	financial results/director and auditor reports

•	share repurchase plans

•	changing corporate names and other similar matters

Causeway generally votes the following matters on a case-by-case basis:

•	amendments to articles of association or other governing documents

•	changes in board or corporate governance structure

•	changes in authorized capital including proposals to issue shares

•

compensation – Causeway believes that it is important that a company’s equity-based compensation plans, including stock option or restricted stock plans, are aligned with the interests of shareholders, including Causeway’s clients, and focus on observable long-term returns. Causeway evaluates compensation plans on a case-by-case basis, with due consideration of potential consequences of a particular compensation plan. Causeway generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. Causeway generally opposes proposals to reprice options because the underlying stock has fallen in value.

•

social and environmental issues – Causeway believes that it is generally management’s responsibility to address such issues within the context of increasing long-term shareholder value. To the extent that management’s

-2-	June 30, 2021

position on a social or environmental issue is inconsistent with increasing long-term shareholder value, Causeway may vote against management or abstain. Causeway may also seek to engage in longer-term dialogue with management on these issues, either separately or in connection with proxy votes on the issue.

•	debt issuance requests

•	mergers, acquisitions and other corporate reorganizations or restructurings

•	changes in state or country of incorporation

•	related party transactions

Causeway generally votes against:

•

anti-takeover mechanisms – Causeway generally opposes anti-takeover mechanisms including poison pills, unequal voting rights plans, staggered boards, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions.

Conflicts of Interest

Causeway’s interests may, in certain proxy voting situations, be in conflict with the interests of clients. Causeway may have a conflict if a company that is soliciting a proxy is a client of Causeway or is a major business partner or vendor for Causeway. Causeway may also have a conflict if Causeway personnel have significant business or personal relationships with participants in proxy contests, corporate directors or director candidates.

The Chief Operating Officer determines the issuers with which Causeway may have a significant business relationship. For this purpose, a “significant business relationship” is one that: (1) represents 1.5% or more of Causeway’s prior calendar year gross revenues; (2) represents $2,000,000 or more in payments from a sponsored vehicle during the prior calendar year; or (3) may not directly involve revenue to Causeway or payments from its sponsored vehicles, but is otherwise determined by the Chief Operating Officer to be significant to Causeway or its affiliates or sponsored vehicles, such as a primary service provider of a fund or vehicle managed and sponsored by Causeway, or a significant relationship with the company that might create an incentive for Causeway to vote in favor of management.

The Chief Operating Officer will identify issuers with which Causeway’s employees who are involved in the proxy voting process may have a significant personal or family

-3-	June 30, 2021

relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Causeway votes proxies.

Proxy voting staff will seek to identify potential conflicts of interest in the first instance and escalate relevant information to the Chief Operating Officer. The Chief Operating Officer will reasonably investigate information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Chief Operating Officer will rely on publicly available information about Causeway and its affiliates, information about Causeway and its affiliates that is generally known by Causeway’s employees, and other information actually known by the Chief Operating Officer. Absent actual knowledge, the Chief Operating Officer is not required to investigate possible conflicts involving Causeway where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Chief Operating Officer.

Proxy voting staff will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.

Proxy proposals that are “routine,” such as uncontested elections of directors or those not subject to a vote withholding campaign, meeting formalities, and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, the Chief Operating Officer in consultation with Causeway’s General Counsel/Chief Compliance Officer decides if they involve a material conflict of interest.

If a proposal is determined to involve a material conflict of interest, Causeway may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client’s consent for Causeway’s vote. If Causeway does not seek the client’s instructions or consent, Causeway will vote as follows:

•	If a “for” or “against” or “with management” guideline applies to the proposal, Causeway will vote in accordance with that guideline.

•

If a “for” or “against” or “with management” guideline does not apply to the proposal, Causeway will follow the recommendation of an independent third party such as ISS. If Causeway seeks to follow the recommendation of a third party, the Chief Operating Officer will assess the third party’s capacity and competency to analyze the issue, as well as the third party’s ability to identify and address conflicts of interest it may have with respect to the recommendation.

To monitor potential conflicts of interest regarding the research and recommendations of independent third parties, such as ISS, proxy voting staff will review the third party’s disclosures of significant relationships. The Chief Operating Officer will review proxy votes involving issuers where a significant relationship has been identified by the proxy research provider.

-4-	June 30, 2021

Practical Limitations Relating to Proxy Voting

While the proxy voting process is well established in the United States and other developed markets with numerous tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions may involve a number of problems that may restrict or prevent Causeway’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings relative to deadlines required to submit votes; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) restrictions on the sale of the securities for a period of time prior to the shareholder meeting; and (vi) requirements to provide local agents with powers of attorney (which Causeway will typically rely on clients to maintain) to facilitate Causeway’s voting instructions. As a result, Causeway will only use its best efforts to vote clients’ non-US proxies and Causeway may decide not to vote a proxy if it determines that it would be impractical or disadvantageous to do so.

In addition, regarding US and non-US companies, Causeway will not vote proxies if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.

For clients with securities lending programs, Causeway may not be able to vote proxies for securities that a client has loaned to a third party. Causeway recognizes that clients manage their own securities lending programs. Causeway may, but is not obligated to, notify a client that Causeway is being prevented from voting a proxy due to the securities being on loan. There can be no assurance that such notice will be received in time for the client, if it so chooses, to recall the security.

-5-	June 30, 2021

Proxy Voting Policies and Procedures

Amended as of September 2023

I.	Types of Accounts for Which ClearBridge Votes Proxies

II.	General Guidelines

III.	How ClearBridge Votes

IV.	Conflicts of Interest

A.	Procedures for Identifying Conflicts of Interest

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

C.	Third Party Proxy Voting Firm—Conflicts of Interest

V.	Voting Policy

A.	Election of Directors

B.	Proxy Contests

C.	Auditors

D.	Proxy Contest Defenses

E.	Tender Offer Defenses

F.	Miscellaneous Governance Provisions

G.	Capital Structure

H.	Executive and Director Compensation

I.	State/Country of Incorporation

J.	Mergers and Corporate Restructuring

K.	Social and Environmental Issues

L.	Miscellaneous

VI.	Other Considerations

A.	Share Blocking

B.	Securities on Loan

VII.	Disclosure of Proxy Voting

VIII.	Recordkeeping and Oversight

1

Proxy Voting Policies and Procedures

Amended as of September 2023

I.	TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client for which it has investment discretion unless the investment management agreement provides that the client or other authorized party (e.g., a trustee or named fiduciary of a plan) is responsible for voting proxies.

II.	GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.	HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and each individual portfolio management team may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s policies are reviewed annually and its proxy voting process is overseen and coordinated by its Proxy Committee.

2

IV.	CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.

ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Franklin Resources, Inc. (“Franklin”) business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s Chief Compliance Officer.

2.

ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.

As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Franklin unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Franklin affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Franklin business units and because of the existence of informational barriers between ClearBridge and certain other Franklin business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Franklin business unit or non-ClearBridge Franklin officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.

A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.

ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

3

2.

All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.

The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C.	Third Party Proxy Voting Firm—Conflicts of Interest

With respect to a third-party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

*

Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

4

V.	VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.	Election of Directors

1.	Voting on Director Nominees in Uncontested Elections.

a.	We withhold our vote from a director nominee who:

•	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

•	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

•	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms;

•	is a member of the company’s compensation committee if the compensation committee ignore a say on pay proposal that a majority of shareholders opposed;

•	is a member of the company’s nominating committee and there is no gender diversity on the board (or those currently proposed for election to the board do not meet that criterion).

•	is a member of the company’s nominating committee and there is no racial/ethnic diversity on the board (or those currently proposed for election to the board do not meet that criterion).[1]

b.	We vote on a case-by-case basis in the following circumstances:

•

Significant Greenhouse Gas (GHG) Emitters—We will generally vote against the Chair of the board and the Chair of the responsible committee for companies that are significant GHG emitters in cases where the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy. Minimum steps include detailed disclosure of climate-related risks, such as the Task Force on Climate-related Financial Disclosures (TCFD); and, at this time, “appropriate” GHG emissions reductions targets (i.e., short-

1. This position only applies to Anglo markets which is defined as US, Canada, UK, Ireland, Australia and New Zealand.

5

term and medium-term GHG reduction targets or net zero by 2050 GHG reduction targets).

•

Lack of Progress Towards Addressing Emissions—We may decide to vote against the Chair of the board and relevant Directors in connection with our net zero commitment if we determine that insufficient progress has been made towards addressing emissions. Such a vote against the Chair and Directors would be one of the final steps in our net zero escalation policy. A vote against the Chair and Directors would only be considered after extensive direct engagement with the company and where there is insufficient progress being made via engagement after several years. This vote would be placed on an ad hoc basis and only upon our specific request.

c.	We vote for all other director nominees.

2.	Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director

•	Majority of independent directors (supermajority)

•	All independent key committees

•	Size of the company (based on market capitalization)

•	Established governance guidelines

•	Company performance

3.	Majority of Independent Directors

a.

We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

6

4.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.

We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.

We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

7.	Director Qualifications

a.

We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

B.	Proxy Contests

1.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

7

C.	Auditors

1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1.	Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.

2.	Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

8

a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.

If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.

We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.

7.	Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9

9.	Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses

1.	Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.

We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.

We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision—poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.	Fair Price Provisions

a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.	Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

10

b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.	White Knight/Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

a.

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1. above.

2.	Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

11

3.	Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4.	Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.	Other Business

We vote for proposals that seek to bring forth other business matters.

6.	Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1.	Common Stock Authorization

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

•	Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

•	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

12

2.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.	Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.

We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.	Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

•	Size of the Company.

•	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

•	Percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of preemptive rights.

13

7.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.	Dual-Class Stock

10.

We vote for proposals to eliminate dual-class structures, unless a company has a stated policy that stipulates that the dual class structure will be eliminated in a period not to exceed 5 years from its initial public offering. Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.	Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1.	OBRA-Related Compensation Proposals

a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

14

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.	Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d.	Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.	Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.	Shareholder Proposals to Limit Executive and Director Pay

a.

We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

4.	Reports to Assess the Feasibility of Including Sustainability as a Performance Metric

We vote in favor of non-binding proposals for reports on the feasibility of including sustainability as a performance metric for senior executive compensation.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors

15

•	Maximum award limits

•	Repricing without shareholder approval prohibited

•	3-year average burn rate for company

•	Plan administrator has authority to accelerate the vesting of awards

•	Shares under the plan subject to performance criteria

5.	Golden Parachutes

a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.

We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6.	Golden Coffins

a.

We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.

We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.	Anti-Tax Gross-up Policy

a.

We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.

We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

16

8.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

9.	Employee Stock Purchase Plans

a.	We vote for qualified plans where all of the following apply:

•	The purchase price is at least 85 percent of fair market value

•	The offering period is 27 months or less

•	The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b.	We vote for non-qualified plans where all of the following apply:

•	All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)

•	There are limits on employee contribution (ex: fixed dollar amount)

•	There is a company matching contribution with a maximum of 25 percent of an employee’s contribution

•	There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10.	401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11.	Stock Compensation Plans

a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12.	Directors Retirement Plans

a.	We vote against retirement plans for non-employee directors.

b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

17

13.	Management Proposals to Reprice Options

We vote against management proposals seeking approval to reprice options.

14.	Shareholder Proposals Regarding Executive and Director Pay

a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.	We vote against shareholder proposals requiring director fees be paid in stock only.

c.	We vote against shareholder proposals to eliminate vesting of options and restricted stock on change of control.

d.	We vote for shareholder proposals to put option repricing to a shareholder vote.

e.

We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

f.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

g.

We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15.	Management Proposals on Executive Compensation

For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

•	Company performance over the last 1, 3, and 5-year periods on a total shareholder return basis

•	Performance metrics for short- and long-term incentive programs

•	CEO pay relative to company performance (is there a misalignment)

•	Tax gross-ups to senior executives

•	Change-in-control arrangements

•	Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

18

16.	Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

•	While employed and/or for one to two years following the termination of their employment; or

•	For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

•	Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place

•	Actual stock ownership of the company’s named executive officers

•	Policies aimed at mitigating risk taking by senior executives

•	Pay practices at the company that we deem problematic

I.	State/Country of Incorporation

1.	Voting on State Takeover Statutes

a.	We vote for proposals to opt out of state freeze-out provisions.

b.	We vote for proposals to opt out of state disgorgement provisions.

2.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions

a.	We vote against proposals to amend the charter to include control share acquisition provisions.

b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.	We vote for proposals to restore voting rights to the control shares.

d.	We vote for proposals to opt out of control share cashout statutes.

19

J.	Mergers and Corporate Restructuring

1	Mergers and Acquisitions

a.

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc.); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2	Corporate Restructuring

a.

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3	Spin-offs

a.	We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4	Asset Sales

a.	We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5	Liquidations

a.

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6	Appraisal Rights

a.	We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7	Changing Corporate Name

a.	We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8	Conversion of Securities

a.

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9	Stakeholder Provisions

20

a.	We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

When considering environmental and social (E&S) proposals, we have an obligation to vote proxies in the best interest of our clients, considering both shareholder value as well as societal impact.

1.	Sustainability Reporting

a.	We vote for proposals seeking greater disclosure on the company’s environmental, social & governance policies and practices;

b.	We vote for proposals that would require companies whose annual revenues are at least $5 billion to prepare a sustainability report. All others will be decided on a case-by-case basis.

2.	Diversity & Equality

a.	We vote for proposals supporting nomination of most qualified candidates, inclusive of a diverse pool of women and people of color, to the Board of Directors and senior management levels;

b.	We vote for proposals requesting comprehensive disclosure on board diversity;

c.	We vote for proposals requesting comprehensive disclosure on employee diversity;

d.	We vote for proposals requesting comprehensive reports on gender and racial pay disparity;

e.	We vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity.

3.	Climate Risk Disclosure

a.

We vote for climate proposals that are not overly prescriptive seeking more disclosure on financial, physical or regulatory risks related to climate change and/or how the company measures and manages such risks;

b.	We vote for climate proposals that are not overly prescriptive requesting a report/disclosure of goals on GHG emissions reduction targets from company operations and/or products;

4.	Case-by-case E&S proposals (examples):

a.	Animal welfare policies;

b.	Human rights and related company policies;

c.	Talent acquisition and retention policies; we generally support proposals that enable a company to recruit, support and retain talent in a globally competitive world;

21

d.	Operations in high-risk or sensitive areas;

e.	Product integrity and marketing; and

f.	Proposals asking a company to conduct an independent racial equity and/or civil rights audit, which we generally support but vote on a case-by-case basis given the variability in the language.

L.	Miscellaneous

1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2.	Political Contributions

We will vote in favor of non-binding proposals for reports on corporate lobbying and political contributions.

In general, we vote on a case-by-case basis on other shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

•	Does the company have a political contributions policy publicly available

•	How extensive is the disclosure on these documents

•	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

•	Does the company provide information on its trade association expenditures

•	Total amount of political expenditure by the company in recent history

3.	Operational Items

a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

22

e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.	We vote against proposals to approve other business when it appears as voting item.

4.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of a quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	regulatory filings

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.	Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

23

The voting policy guidelines set forth herein will be reviewed annually and may be changed by ClearBridge in its sole discretion.

VI.	OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B	Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

24

VII.	DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Franklin business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Franklin business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Franklin business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s Chief Compliance Officer before making or issuing a public statement.

VIII.	RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

•

a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

25

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

26

APPENDIX B — CORPORATE GOVERNANCE GUIDELINES

FOR COLUMBIA THREADNEEDLE INVESTMENTS

The following guidelines apply to Columbia Threadneedle Investments’ client accounts to the extent agreed upon and/or permissible including voting on behalf of reo® (Responsible Engagement Overlay) service clients, which gives investors access to our market leading engagement and proxy voting services.i

As an asset management business, we seek to act in the best economic interests of clients when carrying out our investment activities. Our investment clients are retail and institutional investors, including corporate pension funds.

Our voting guidelines are applied to all listed equity client portfolios. However, our institutional clients always have the right to determine how we vote their securities. We will always comply with those requests.

In addition to these guidelines, general and country-specific voting guidelines are maintained and applied within the voting process. Voting guidelines provide greater detail on resolutions that will (and will not) be supported and are drawn directly from the Corporate Governance Guidelines.

In executing votes, where companies put forward a strong case for not complying with our voting guidelines, we will take this into account and adjust our vote if we believe the company is acting in the best economic interests of shareholders (and, thus, our clients). We apply our guidelines to client portfolios in a manner that considers our clients’ respective investment objectives and best economic interests. This could result in our voting on a matter the same way (or differently) for different clients. If you wish to clarify anything in these guidelines, please email your relationship manager or the Responsible Investment team at Governance@columbiathreadneedle.com. The Responsible Investment team is responsible for and reviews this document annually.

1 Overview of key principles and approach

Well governed companies are better positioned to manage risks, identify opportunities, and deliver sustainable growth and returns for our clients. These guidelines establish a consistent philosophy and approach to corporate governance and the exercise of voting rights. The approach is based on the overarching principles of:

•	An empowered and effective board and management;

•	Appropriate checks and balances in company management structures;

•	Effective systems of internal control and risk management covering all material risks, including environmental, social and corporate governance (ESG) issues;

•	A commitment to promoting throughout the company a culture of transparency and accountability that is grounded in sound business ethics;

•	Compensation policies that reward the creation of long-term shareholder value through the achievement of corporate objectives; and

•	A commitment to protecting the rights and interests of all.

We recognize that such principles may be expressed differently in different markets. Therefore, our voting policies take account of local practices and are applied in a pragmatic fashion that reflects an integrated understanding of local and international good practice. In all cases, we aim to achieve the same result: the preservation and enhancement of long-term shareholder value through management accountability and transparency in reporting.

We also recognize that companies are not homogeneous and some variation in governance structures and practice is to be expected. Achieving best practice in corporate governance is a dynamic process between the board, management, and shareholders.

We encourage companies to engage in the process of shaping and meeting evolving standards of best practice. Although our voting is strongly rooted in a clear set of corporate governance principles, we approach each company’s case on its merits using our expertise, discretion, and dialogue with companies to do so. For this reason, we encourage companies to contact us with information about any governance practices and challenges unique to the company. When we do not vote with management’s or the board’s recommendations, we may choose to inform the company of our voting decision and provide comments to explain the specific concerns with the resolutions we did not support.

2 Role, structure and operation of boards

We use the term “board” to describe the board of directors and similar supervisory decision-making bodies. The board is ultimately responsible for the management of the company.

This is mainly achieved through the delegation of powers to executive management. The board should receive the report of executive management on the conduct of the business and regularly question management on these matters. However, certain matters should be reserved for the board.

The board is responsible for setting and testing strategy proposed by executive management, determining the risk appetite for the business, ensuring the independence and effectiveness of external audit, and for succession planning of both executive management and the board.

The structure, composition and operation of boards will vary from country to country and company to company. Certain elements of effective boards are universal, and these are detailed below under the following sub-headings:

•	Roles and independence;

•	Competence, objectivity and refreshment;

•	Effective functioning of boards; and

•	Communication and accountability to shareholders.

Roles and independence

The composition of the board is of the utmost importance. Boards should have meaningful representation of both executive and non-executive directors. Non-executives should be wholly independent of the company, although we recognize that, in certain cases, connected non-executives have a valuable role to play.

The role of the chair and separation of principal roles

The roles of the chair and chief executive officer (CEO) are substantively different and should be separated. We regard separation of the roles as important for securing a proper balance of authority and responsibility between executive management and the board, as well as preserving accountability within the board. If for any reason the roles are combined (e.g., over an unexpected transitional period) this should be explained and justified in the report and accounts. In all such cases, a strong senior independent non-executive director should be nominated (i.e., a lead independent director).

Executive directors

Including executives in board meetings is essential to enhance discussion and allow independent directors to gain the fullest understanding of company operations. In markets where customary, we encourage the appointment of key executives to the board alongside the CEO and the chief financial officer (CFO). The presence of other executives provides additional company knowledge for the board and ensures the board is not solely dependent on the CEO for input relating to the company’s operations and strategies. However, the number of executive directors should not outweigh the number of independent non-executives.

Non-executive directors

We assess the number of directorships an individual director holds to ensure they have sufficient time and energy to perform their role as a non-executive director properly as this is a demanding role. Factors that determine the appropriate number of directorships are the size of the company, its complexity, its circumstances, other commitments that a director has and the results of board evaluation, among others. We consider that holding multiple directorships in large companies can be excessive even for a full-time non-executive director, especially when considering board committee participation. Multiple directorships should be avoided for a full-time executive. For complex companies, particularly in developed markets, we may vote against non-executive directors who hold more than five directorships.

Proportion of non-executive directors on the board

Difficult decisions that center on the best interest of shareholders arise from open and direct interplay between boards and company executives. It is important to have enough independent non-executive directors for an adequate diversity of views and to fulfil committee membership quotas. We expect all widely-held companies to have a majority of independent directors.

For companies with controlling shareholders, we expect there to be a minimum of one-third of fully independent directors on the board.

Independence of non-executive directors

Independence of individual directors is valued, but a well- balanced board is valued above all. We will support non- independent directors when they bring skills, sector knowledge and other experience that justify their presence on the board, particularly where the appropriate balance of independence is maintained.

The criteria for the independence of directors draw on a variety of standards, including the Organisation for Economic Co-operation and Development (OECD) Principles of Corporate Governance, national corporate governance codes, listing rules, and guidance provided by the International Corporate Governance Network, among others. We favor a principles-based approach, which seeks to ensure that directors can act in the interests of the company and its shareholders. Companies should consider using the corporate governance report or annual shareholder meeting materials to explain the board evaluation process, and to justify the value that non-independent directors bring to the board.

•

Not be former executives of the company. We do not support the idea of a cooling off period for former executives, although in the case of individuals who have served in a junior capacity, a hiatus may be appropriate;

•	Not have close family ties with the company’s advisers, directors or senior employees;

•	Not serve as a board committee chair if they have served on the board for a period of time that may hinder their independence of thought;

•	Not hold cross-directorships or have significant links with other directors (see “Interlocking boards” below);

•	Not be major shareholders or representatives of any special interest group, including government representatives in cases of state ownership or representatives of affiliated companies;

•	Have no significant commercial involvement with the company as professional advisers, major suppliers or customers;

•	Not be entitled to performance-related pay, stock options, pensions, or benefit from large donations to charitable causes of their choice;

•	Not normally hold other directorships in companies in a closely-related industry so as to avoid potential conflicts of interest.

Interlocking boards

We seek to ensure that directors are not only independent from the company, but also of one another. We expect companies to disclose interlocking board relationships and to explain how the independence of individual directors is preserved when directors jointly serve on two or more of the same boards.ii

Extensive board service and independence

Prolonged membership on a board jeopardizes independence as directors may become close with management and overly invested in prior strategic decisions. Independence is critical to ensuring shareholders have adequate voice inside the boardroom. After a certain length of board service, directors may not be considered fully independent and it may be inappropriate for such directors to serve on committees, such as the audit committee, where absolute independence is a key requirement.

We recognize that there is no fixed time period where a director categorically loses independence. Nonetheless, we will leverage a respective country’s own regulatory requirement regarding independence where specified. In North America, we will assess whether the average board tenure of the company is significantly beyond the respective market’s average when considering the board’s overall balance.

Where the appropriate balance of independence is not met, we will analyze whether to support the re-election of long-standing directors.

Independence of employee representatives

While a number of countries have legislation mandating a certain percentage of employee representatives on the board, we do not consider these individuals to be fully independent. Hence, we expect companies domiciled in countries with mandatory co-determination (the process by which employees elect their representatives to the board) or employee representation to ensure that the board and its committees have adequate representation of truly independent directors.

Competence, objectivity and renewal

Diversity, competencies and perspectives

A relevant and suitably diverse mix of skills and perspectives is critical to the quality of the board and the strategic direction of the company. Companies should therefore strive to widen the pool of potential candidates for board and management roles to ensure they draw on the richest possible combination of competencies and experiences.

In all cases, candidates must be selected for their ability to oversee and enhance long-term company performance. Boards should recruit members with the appropriate combination of skills and experience, and should affirm the value of individual diversity, including gender, racial, ethnic, national origin, professional background and other relevant factors that may enhance the board’s overall performance. As boards cannot be transformed overnight, we look for a statement that sets out the board’s approach to promoting diversity at the board, executive management, and companywide workforce level. We welcome disclosure of specific diversity targets set by the board and subsequent reporting on performance against these targets. Where disclosure is absent and appropriate diversity levels across gender, racial and ethnic representation have not been met, we will normally not support the re-election of nomination committee chairs or other relevant directors.

Re-election of directors

To ensure that it retains an open and critical perspective, the board should be continually refreshed. For this reason, all directors should be required to submit themselves for re-election at regular intervals. We prefer to have all directors standing for annual election to strengthen the accountability of the board to shareholders. Failing that, we encourage the chair of the board, as well as the chairs of the audit, compensation and nomination committees to stand for annual re-election to strengthen accountability for the core functions of the board. We also believe that a minimum of one-third of board members should stand for election annually.

Nomination of directors

We strongly believe that a board nominating committee composed of a majority of independent non-executive directors is best placed to identify and put forward suitable candidates for the board. Shareholders should only put forward candidates where there is clear evidence of ineffective board oversight and unwillingness to correct the problem—or where a cumulative voting system or similar arrangement encourages direct shareholder participation in board nominations. We expect companies to put forward only one candidate for each available position as an indication that the company is clear about the value each director brings to the board. We encourage companies to specify each candidate’s qualifications, experiences and skills that are of relevance and importance to the board’s oversight of company strategy.

Balanced composition

We will consider voting against the chair or members of nominating committees who have not constructed appropriately balanced, independent boards. Indicators include: an overreliance on long-standing members; an over-reliance on affiliated directors; and a lack of appropriate diversity characteristics, including gender, race, nationality, ethnicity, etc., that reflect the nature, scope and aspirations of the business.

Effective functioning of boards

Board size

In the case of a two-tier board structure, neither board should be large: between five and 10 members typically is appropriate. A unitary board normally should have between five and 15 members. In the case of overly large boards and in the absence of a commitment to reduce board size, we may withhold support from the nominating or governance committee chair unless clear justification has been provided explaining the need for such a large board.

Two-tier boards

We are agnostic as to the merits of a two-tier board as opposed to a unitary board, and we recognize that a two-tier board structure is the norm in many markets. At the same time, we are aware that there can be challenges in communication between a supervisory board and a management board. Where there is more than one body forming the board, companies should maintain an effective mechanism for the various elements of the board to work together and should explain how this happens. This system should ensure the most effective use is made of all individuals involved so that the company can optimize the unique skills and experiences of their directors.

Board evaluation

Board evaluations are an important tool for improving board performance. All boards should implement an evaluation process that considers the effectiveness of the entire board, its committees, the contributions made by each member, including its systems for interaction between the board and company management, areas for improvement, and behaviors and overall board culture. The nominating or governance committee may oversee the evaluation process and should report general findings and areas for improvement publicly to shareholders. Large or systemically important companies should leverage professional, independent assistance to facilitate evaluations on a periodic basis (typically every three years).

Board meetings & attendance

The board should meet at regular intervals to ensure effective oversight of the company. We regard six meetings per year as a minimum guidance, and often more frequent meetings are necessary.

We also expect directors to attend the annual general meeting (AGM), and to facilitate communication with the shareholders whom they represent. The company should disclose the attendance record of individual directors in the AGM report, as well as mechanisms for shareholders to communicate directly with the board. We may withhold support from directors with poor attendance records or boards who fail to accommodate shareholder dialogue.

Non-executive director (NED) only meetings

NEDs should meet without executive board members present on a regular basis and when circumstances demand. They should also have at least one meeting per year to hold an unconstrained discussion away from day-to-day business matters. Ideally, this should be chaired by a senior or lead independent director, although the chair may be present (provided they are a non- executive). Conversely, in the case of two-tiered boards, supervisory boards should meet with executives on a regular basis to minimize the risk that NEDs could become marginalized from the business.

Training and mentorship

All directors should receive appropriate training when being onboarded. Ideally, the onboarding process should include assignment of a board mentor. Mentors are normally long- or medium-standing directors willing to take on the responsibility of providing ad hoc support and context for new directors.

All directors should regularly be provided opportunities to attend conferences, classes, or webinars to upskill and remain relevant. Such offerings may be an outcome of the board evaluation process or a request from directors or management directly. We encourage companies to develop regular director training plans that include educating directors on relevant environmental, social and governance matters.

Communication and accountability

The board should proactively and regularly make itself available for consultation with shareholders. To this end, boards should appoint a senior or lead independent director to fulfil a formal liaison role with key stakeholders. This is most important in cases where the CEO also holds the chair position, has executive responsibilities or was not independent on appointment.

Where appropriate, NEDs should be prepared to discuss matters of strategy, performance, risk, capital structure, standards of operational practice, and oversight of company-specific environmental and social matters.

3 Board committees

We encourage companies to move towards fully independent audit and compensation committees, as well as a nomination committee composed of a majority of independent directors. All board committees should report on their activities annually to shareholders (see section on “Reporting” below).

Audit

The audit committee provides an important safeguard for shareholders and for other stakeholders that rely upon the integrity of the report and accounts as a basis for their investing in the company.

The audit committee should consist exclusively of NEDs, all of whom should be independent, and consist of at least three individuals. At least one should have recent and relevant financial, accounting or audit experience, and all audit committee members should be financially literate. The committee should be responsible for assessing the effectiveness, independence, qualifications, expertise and resources of the external auditors (including the quality of audit) and oversee the process of review and issue of the accounts.

The audit committee should also be responsible for monitoring and approving related-party transactions and should ensure that any material related-party transactions do not disadvantage minority shareholders.

The audit committee is also responsible for publishing the annual audit report, which is essential for investors to evaluate the overall health of the business (see “Reporting” below). The audit committee report should provide meaningful disclosure on the committee’s work and the issues it has addressed. In the event of a significant restatement of accounts or material weakness in internal controls, we may not support the election of members of the audit committee who we consider have not fulfilled their duty to shareholders. We may also not support the election of these director to the boards of other companies.

Compensation

The compensation (or remuneration) committee is responsible for setting the compensation of executive directors and senior executives and should coordinate with the company’s human resources function to develop a coherent and effective compensation strategy throughout the company. As a best practice we believe that compensation committees should consist exclusively of independent non-

executive directors. We encourage compensation committees to engage in direct dialogue with shareholders when developing compensation policies. (See “4. Compensation” below).

The compensation committee must consult with other board functions to ensure that pay mechanisms are well aligned with strategic goals and the company’s appetite for risk. In particular, the compensation committee should work with the board and its committees to determine the appropriate balance in the allocation of profits to employees as incentive payment, to shareholders as dividends, and for retention or reinvestment in the business itself.

The committee’s fiduciary duty is also to ensure that the amount of payment to management is fair and appropriate. Finally, the committee should be attentive to compensation across the company to ensure management is delivering on strategic priorities, especially those that enhance shareholder returns.

We may withhold our support from the chair and/or members of the compensation committee where there are significant concerns with the committee’s decision-making, or where issues we have identified with pay policies and practices remain unaddressed.

Nomination

A nomination committee should oversee all board and senior executive appointments. Normally it should be a committee of independent non-executive directors and the board chair. In certain instances, it may be appropriate for the committee to leverage management’s advice. Although we prefer a fully independent committee, we recognize that a non-independent director or representative of a large shareholder may be appropriate in some circumstances.

Corporate governance

We recognize that companies may choose to have the nominating committee or a specific corporate governance committee responsible for corporate governance practices and procedures. Regardless of the structure, the committee should monitor emerging regulatory and industry standards, strive to achieve global best practice, and should consult with shareholders to understand investor expectations.

Corporate responsibility and sustainability

We believe that committees with responsibilities related to oversight of corporate social responsibility, ethics or sustainability are prudent for purposes of risk management. For large companies exposed to significant ESG risks, such committees are essential to protecting shareholder value and managing reputational risk.

Business ethics

Whether it is through a committee such as the audit committee or a general board review, it is important that the board affirm its responsibility for reviewing internal business ethics systems, practices, and processes.

4 Compensation

Levels of compensation and other incentives should be designed to promote sustainable, long-term value creation and reflect the executives’ work and contribution to the company. No director should be involved in setting their own compensation. Given the consistent upward trend in total compensation, we expect careful usage and robust justification of benchmarks. We also wish to see comprehensive disclosure of performance targets as well as actual performance against pre-set targets. We expect justification of base pay levels awarded, and that a significant proportion of total compensation be variable and subject to appropriately challenging performance conditions. We do not set guidelines for levels of compensation beyond the principles mentioned below.

Level of pay

We expect boards to demonstrate an understanding of (and sensitivity to) the views and expectations of shareholders and other key stakeholders, such as employees, when setting executive pay.

Relationship to strategy and risk

We expect companies to demonstrate the alignment of their compensation policy with their overall business strategy and planning. Performance metrics should relate to the company’s articulated strategy and risk tolerance. Targets should be constructed to align executive incentives to the interests of long-term shareholders and should not create incentives for executives to undertake short-term risks that might imperil sustainable long-term performance. We advocate for risk-related preconditions to bonus awards to ensure inappropriate incentive payments are not awarded in the event the company’s financial strength or credit quality deteriorates.

We seek appropriately detailed disclosure of board and disclosure management compensation packages (See “Compensation report” below). The purpose of the compensation report should not simply be related to compliance, rather it should be to enhance investors’ understanding of the committee’s practices, processes, and goals.

Following the award of the bonus, companies should provide a meaningful analysis in the compensation report of the extent to which relevant targets were met. The compensation report should be written in plain language and include the tax implications for the company.

At a minimum, the compensation of all directors, including all nonexecutive and executive directors, should be disclosed individually. We look for banded disclosure of those individuals at sub-board level who make a significant contribution to the company.

Executive contracts and pensions

Prior to employment contract agreements, companies should actively consider the potential rewards concerning severance in the event of inadequate performance and clarify the performance conditions under which such severance benefits are to be payable. We encourage companies to seek mitigation in case a director has taken up employment elsewhere and to adjust the length and size of any payments accordingly. We recommend that companies make larger severance packages the subject of a shareholder vote.

Share schemes/share compensation arrangements

We believe that strict guidelines should be observed regarding the issue, or potential issue, of shares for incentive schemes (also known as equity-based compensation plans) both as to the proportion of shares issued and to the rate at which these are issued each year. For us to accept large share schemes, the commercial drivers must outweigh the dilutive impacts. If the company is insufficiently transparent regarding the details of such schemes, we may abstain or vote against them.

Equity incentive plans

We support the principle of motivating and rewarding executives through the granting of equity incentives.

Performance targets for equity incentive plans should be clearly disclosed and challenging. We believe that the compensation committee is in the best position to determine the most appropriate performance metrics for driving the long-term business strategy. However, overall compensation packages should reflect a range of performance targets and should not rely too heavily on the achievement of a single performance metric.

Generally, we believe executive pay plans should reflect a balance of financial, operational, and relative performance targets. We strongly believe that exceptional performance over a significant period merits an exceptional level of compensation. We oppose retesting of performance conditions and may withhold support of compensation plans where the compensation committee has used its discretion to relax any performance targets previously approved by shareholders.

We will consider one-off equity awards on a case-by-case basis in light of justification provided by the company. However, frequent use of exceptional awards raises questions over the adequacy of the overall compensation strategy and effectiveness of succession planning. We will take particular care when reviewing equity awards granted for the purposes of recruitment or retention when such awards are not linked to meaningful performance targets.

We encourage the inclusion of environmental and social factors in performance bonus payments where they have a material impact on shareholder returns. We also expect a discussion of the process undertaken by the company to identify such factors and an explanation as to why it considers these factors to be relevant.

Holding periods, vesting and malus/clawback policies

Bonus payments and long-term incentive schemes should be structured to reward long-term growth in shareholder value and be subject to performance-vesting conditions. We encourage companies to include deferred shares as a portion of short-term bonuses. Longer-term incentive plans should be fully sharebased, and vesting periods should extend from at least three to five years or longer. We also encourage companies to require longer-term holding periods post vesting. The compensation committee should maintain a malus authority to withhold all or part of performance-based pay from executives before it has vested in cases where it deems it appropriate. The compensation committee should also have clawback authority to recover sums already paid out to executives. This might occur following a significant restatement of accounts, where previously granted awards were paid on the basis of inaccurate figures, or where the long-term outcomes of a specific strategy result in significant value destruction for shareholders.

Employee ownership

Widespread employee ownership can contribute positively to shareholder value, as it further aligns employees’ interests with those of shareholders. Such devices should not, however, be instituted as anti-takeover devices, and should be included within company-wide dilution limits.

5 Audit, risk and control

We recommend that the independent members of the audit committee meet on a regular basis with the company’s auditors and without company management. This may enable a better flow of information between auditors and the board.

Appointment of auditors

The auditors’ performance and appointment should be reviewed periodically. Where the same firm remains as auditor for a period of time, there should be a policy of regular rotation of the lead audit partner. We believe that systematic rotation of audit firms is both desirable and in the best interests of shareholders.

We expect audit quality to be the main consideration in the selection of the auditor and expect that shareholders should be given the opportunity to vote on the appointment and payment of auditors.

Auditor liability

We recognize the disproportionate risk that joint & several liability may place upon audit firms. However, we will only consider supporting arrangements to cap auditor liability in exceptional circumstances (e.g., where the risk of a catastrophic and disproportionate claim can be demonstrated).

Fees paid to a company’s auditors in addition to audit fees

Companies should disclose when auditors carry out consultancy work in addition to auditing the company and the audit committee should consider whether there is a risk that an auditor’s impartiality may be jeopardized. The range, nature and tendering process for any such non-audit work should be supervised by the audit committee, whose responsibilities in this area should be fully disclosed. Where substantial non-audit fees are paid for more than one year, we may not support the reappointment of the auditor or the payment of auditor fees in its voting at AGMs.

Related-party transactions

Many companies are involved in material related-party transactions, which represent a significant risk to shareholders. This risk is mitigated in companies with fully independent audit committees whose responsibility it is to ensure that such transactions are conducted on the basis of arm’s-length valuations. We strongly encourage companies to use such committees for scrutiny, and to secure prior shareholder approval for material related-party transactions.

In the circumstance of continued concerns, we recommend that each company disclose any shareholdings that its controlling shareholders may have in other companies or investment vehicles that have a material interest in the company.

Risk management

The board as a whole is responsible for defining a company’s risk tolerance relative to its strategy and operations—it is also responsible for monitoring the company’s performance relative to defined risks. Financial, operational, and reputational risks that are relevant to the company’s business and performance should be included in this oversight, including material ESG and ethical risks.

Depending on the size and complexity of the company, a standalone risk management committee may be warranted.

6 Shareholder rights

While the precise nature and scope of shareholder rights vary across jurisdictions and many related aspects of our expectations are touched upon in other parts of these guidelines, a number merit direct mention:

Liaison with shareholders

Board and management teams should be ready, where practicable, to engage in dialogue with shareholders based on an understanding of shared objectives. They should also be proactive in making sure important news is imparted, subject to appropriate inside information procedures, and should react helpfully to investor inquiries.

In investment meetings with shareholders, companies should be prepared to address relevant corporate ESG issues.

Issuance of Shares

We respect a company’s right to issue shares to raise capital. However, share issuance should be strictly limited to that which is necessary to maintain business operations and drive company strategy. We will not support requests to increase authorized share capital that exceed 50% of existing capital, unless specific justification has been provided (e.g., to complete a strategically important acquisition or undertake a necessary stock split).

Pre-emption Rights

We believe that pre-emptive rights for existing shareholders are essential. Shares may be issued for cash without pre-emptive rights or for compensation purposes, subject to shareholder approval. Companies should adhere to strict limits for issuing new shares as a proportion of the issued share capital. Furthermore, they should also be subject to flow rates, where appropriate.

Share repurchases

We expect companies to repurchase shares in the market when it is advantageous for the company and its shareholders.

Authority to repurchase shares should be subject to shareholder approval.

Controlled companies and share classes with differential voting rights

We favor a share structure that gives all shares equal voting rights. We do not support the issue of shares with impaired or enhanced voting rights.

Where differential voting structures exist, this structure should be transparently disclosed to the market. In the case of controlled companies, we will review any request to issue shares with enhanced voting rights to determine why these are necessary and how they will reflect the interests of minority shareholders. We support the principle of one share, one vote, and encourage companies to take steps to eliminate differential voting structures over time or prevent their introduction. Where there are unequal voting rights, we encourage clear and comprehensive disclosure of a timeline regarding the retirement of unequal voting structures (otherwise known as sunset provisions).

Voting caps

We oppose voting caps in principle and believe that all shares should be entitled to full voting rights irrespective of the holding period. However, we recognize the widespread use of voting caps in certain markets, and the benefits accruing to shareholders not subject to a cap. Therefore, at a minimum, we expect companies to clearly disclose any caps and encourage them not to introduce new caps while phasing out existing caps over time.

Mergers and acquisitions, spin-offs and other corporate restructuring

We expect boards to conduct thorough due diligence prior to pursuing any merger or acquisition and to maximize shareholder value in any deal. Where major transactions are not subject to shareholder approval, companies should consider the views of their major shareholders, subject to regulatory constraints and shareholders’ policies concerning insiders.

We consider the ESG risk implications of any corporate activity as part of the assessment of such activity, particularly in high-impact industries. We also expect the board to evaluate any potential ESG or ethical risks or liabilities of any business combination, including supply chains.

Poison pills

We regard artificial devices to deter bids, known as poison pills, as inappropriate and inefficient unless they are strictly controlled and very limited in duration. We believe that any control-enhancing mechanism or poison pill that entrenches management and protects the company from market pressures is not in the interests of shareholders.

Pension and other similar significant corporate liabilities

Companies should be aware of, and report to shareholders on, significant liabilities such as those arising from unfunded or under-funded pension commitments. The extent of the liability should be reported, and the plans put in place to cover the deficit should also be reported within a reasonable timeframe for action. The principal assumptions used in calculating amounts should form part of this disclosure. Other significant liabilities could include specific operational or ESG risks that the company faces. The company should provide some indication of how these risks can result in “contingent liabilities.”

Shareholder resolutions

We consider all shareholder resolutions that appear on the ballot and vote in accordance with our view of the long-term economic benefit to shareholders. On this basis we will typically support requests to improve board accountability, executive pay practices, ESG disclosure and climate change scenario analyses where we agree with both the broader issue highlighted as well as the implementation proposed. We also typically support shareholder proposals asking companies to report on implementation of environmental and social policies and assessments where there is reason for concern. We will review company and outside data and information, assess peers for benchmarking and consider the proponents’ and company’s arguments in full.

7 Reporting

Companies should have meaningful and transparent disclosure so that investors can obtain a clear understanding of all important and relevant issues. The annual report should provide a full review of the business model and strategy; key performance indicators used to gauge how the company is progressing against its objectives; principal (material) risks and any significant factors affecting the company’s future performance, including significant ESG or ethical issues; key achievements; and standards followed during the accounting period.

In all markets, we favor reports that are:

•	Comprehensive, covering the strategic direction of the business and all material issues, including any significant changes in the regulatory context and key ESG issues;

•	Balanced, with even-handed treatment of both good and bad aspects of a company;

•	Transparent, with narrative text that leverages plain language, and accounting notes that provide investors with a full understanding of the circumstances underlying the reported figures;

•	Underpinned by Key Performance Indicators (KPIs) that drive business performance, are comparable over time, and are supported by detailed information on how they are calculated;

•	Consistent and joined-up with other company reporting, including the compensation policy and corporate social responsibility or sustainability reporting.

Directors

Adequate biographical information on the directors should be provided for shareholders in advance of the AGM. This should include information about directors’ qualifications and experience, term of office, date of first appointment, level of independence, board committee memberships and other personal and professional commitments that may influence the quality of their contribution and independence (e.g., other directorships, family and social ties, and affiliations with related companies or organizations). For all newly appointed directors, we encourage disclosure of qualifications, experiences and skills that are considered by the board to be of relevance and importance to its oversight of company strategy. To this end, we encourage disclosure of a clear and concise board skills matrix in the proxy voting materials and annual report.

Nomination committee report

The committee should report annually on its activity and the report should provide a detailed discussion of its process for identifying and appointing executive and non-executive directors, including the processes it employs to ensure board membership reflects an appropriate diversity of perspectives, experiences, gender and racial or ethnic representation as well as cultural backgrounds. Where necessary, the report should include a thorough discussion of the board’s view of the independence of certain members. The report should also include a robust description of the board evaluation process, cadence, and outcomes (including strengths and opportunities identified).

Audit committee report

The audit committee should report on its conduct during the year and, in particular, any specific matters of judgement relating to the application of accounting principles or the scope of the audit. It should also comment on the process for ensuring the independence of the auditors and for evaluating the impact of non-audit work. The audit committee report should include a narrative description of any related-party transactions, with reference to how these might impact the interests of minority shareholders. Any qualification of the audit statement and all matters raised in the auditor’s report must be fully explained.

System of internal controls and risk management

If the audit committee’s remit includes risk management, the audit committee report should also address the board’s oversight of enterprise-wide risks. Either as part of the audit committee report or a standalone report, the company should explain the results of the board’s review of internal controls, including any identified (or potential) weaknesses in internal controls and how the board plans to respond to these.

Compensation report

We expect all companies to publish an annual compensation report in line with international good governance standards. Good compensation reporting outlines a company’s overall philosophy and its policies and formulas for determining annual, short- and long-term pay. We look for compensation reports to break down fixed versus variable pay and to clearly align total pay packages with long-term shareholder value. The compensation report should clearly disclose specific long-term performance targets and total potential pay-outs.

If short-term performance targets cannot be disclosed due to commercial sensitivity, we expect retrospective disclosure of short- term targets and of actual performance against these targets.

We recommend that all companies put the compensation report to a shareholder vote and encourage compensation committee members to actively consult their shareholders prior to the AGM.

Sustainability reporting

We encourage companies to report on any significant ESG or ethical risks and opportunities in their annual reports including the systems in place to manage these risks. This may be supported by more detailed disclosure in a separate corporate social responsibility or sustainability report.

Code of corporate governance

Companies should provide a full and clear statement of all matters relating to the application of the provisions of the relevant national code of corporate governance. The way the provisions are put into effect should be clearly discussed. Any deviations should be supported by meaningful explanations.

Code of conduct

Companies should maintain a code of conduct reflecting corporate values and promotion of ethical business practices. Such codes should address business-critical compliance issues including anti-corruption practices.

Reincorporation in a tax or governance haven

Irrespective of the potential benefits a smaller tax burden may bring, we will typically vote against resolutions for a company to reincorporate in a new legal jurisdiction that offers lower legal and governance protections to shareholders. Aggressive tax strategies, even if structured legally, can pose potentially significant reputational and commercial risks for companies.

We expect boards to ensure the company’s approach to tax policy is both prudent and sustainable. To that end, we therefore expect companies to disclose how the board is providing such oversight. Companies should provide a suitable amount of information for investors to understand their tax practices and associated risks

Listings

Companies that are listed on an exchange should comply with the rules and listing requirements of that exchange.

Shareholder resolutions and access to the proxy statement

Shareholder resolutions represent the exercise of a key shareholder right and may encompass a wide range of issues. We encourage companies to engage in constructive dialogue with shareholders and other key stakeholders. Where engagement is unsuccessful, we support shareholders’ right to submit a shareholder proposal for consideration by all investors. In these instances, companies should behave respectfully by communicating promptly and fully with shareholders while refraining from obstructing the process. The board should provide a full and reasoned response to any shareholder proposal on the ballot. We consider all shareholder resolutions put forward and vote in accordance with our understanding of the long-term economic benefit to shareholders. We support shareholder resolutions relating to the right to nominate or remove directors, including those related to an advisory shareholder vote on pay. We will incorporate into our decision whether a shareholder resolution is binding in nature or advisory (non-binding) in applying the above considerations.

8 Social and environmental factors

Environmental and social factors can present serious risks to corporations and their ability to generate shareholder returns. A well-run company should, therefore, have formal systems to identify, assess and manage significant risks associated with financially material environmental and social factors. Companies should publicly disclose such factors on a regular basis and detail any management-related strategies and targets.

Disclosure should cover both direct operations and, where relevant, the policies applied to their supply chains. Companies should make appropriate and integrated disclosures reflecting touch points to their strategy, research and development, capital expenditures, operational performance, and commercial aspirations.

In general, we evaluate environmental and social proposals based on the relevance of the issue to the company and the desirability of the specific action requested in the proposals to advance long-term shareholder value. We recognize that some proposals may identify important company risks even if the proposal is poorly constructed. In such cases, we encourage companies to identify, mitigate and report on their respective risk management approach effectively.

Environmental and social management

Companies should determine how financially material environmental and social risks and opportunities are addressed via their core business strategy. As part of this process, companies should proactively identify, assess and manage those risks and opportunities, as well as implement robust sustainability governance frameworks to promote accountability and ensure effective oversight. We expect companies to align their disclosure of environmental and social policies, management systems and performance according to internationally accepted standards. We also expect companies to quantify impacts from environmental and social factors and set targets to mitigate and manage material sustainability risks and impacts.

We have set out our detailed thoughts for environmental and social practices in stand-alone documents available on our website.

We may withhold support from management resolutions should we deem companies’ responses to involvement in significant environmental or social controversies as insufficient, or where we have concerns about recurrent weak practices by companies in high-impact industries.

We may vote in favor of shareholder resolutions seeking improvements in reporting and/or management of environmental or social practices where we have concerns, acting in the best economic interest of our clients, or improvements are proportionate to the risks faced.

Climate change

We recognize that climate change and the global transition to a lower-carbon economy present both risks and opportunities to businesses. We are supporters of both CDP (formerly, the Carbon Disclosure Project) and the recommendations of the Taskforce on Climate Related Financial Disclosuresiii and expect to see companies report climate risks and strategy against the proper standards and frameworks. We also support company efforts to implement net zero targets; however, the company should disclose specifics as to how they will accomplish this.

Some companies may be exposed to business risks stemming from the effects of climate change either directly via their business operations, regulations, changing consumer demand or through supply chains. Where these are financially material risks, companies should describe how their business strategy incorporates climate risk and ensure adequate disclosure.

Where companies in high-impact sectors—e.g., those requested to disclose to CDP Climate Change—fail to provide investment-relevant climate disclosure or do not have a robust climate change risk management strategy, we may not support management resolutions, including the report and accounts or the election of directors if we think this is in the best economic interests of our clients.

Where there are matters of concern, we may support shareholder resolutions calling on companies to improve their business planning and public disclosure in relation to climate change risks and opportunities.

We will make use of investor tools such as the Climate Action 100+ Net Zero Company Benchmark, the Transition Pathway Initiative, our own proprietary net zero tool as well as engagements we’ve conducted to identify companies that fail to follow best practice.

Biodiversity

Loss of biodiversity degrades ecosystems which underpin the Earth’s ability to provide regulating, provisioning, cultural and supporting ecosystem benefits. For companies in sectors with high biodiversity impact that fail to provide appropriate disclosure (e.g., CDP Water Security and/or Forests disclosures), we may not support management resolutions if we think this is in the best economic interests of our clients.

Sustainability and integrated reporting

A company’s recognition and management of financially material environmental and social exposures and related disclosures provides shareholders with an additional lens through which to assess the quality, leadership, strategic focus, risk management and operational standards of practice of the business.

Disclosure of significant environmental and social risk factors should be included in the annual report. Certain high risk or high impact operations that are of substantial interest to investors and the public may require modular reporting alongside reporting that aggregates all company activity. We recommend disclosure in line with internationally accepted standards of best practice which enhances our understanding of a company’s ability to create and sustain value in the short, medium and long term.

Audit of social and environmental management systems

We appreciate that auditing and assurance practices for environmental and social systems require further development; nevertheless, we consider third-party auditing of sustainability reports to be best practice. We encourage companies to move towards third-party verification.

Labour practices and standards

Companies may incur significant risks because of the employment practices of their own operations and those of their suppliers and sub-contractors. Codes of conduct that address such risks and include detailed and effective procedures for their supply chain are usually in companies’ best interests.

Where there is cause for concern, we favor codes based on internationally recognized standards (e.g., core conventions of the International Labour Organization), independent monitoring or auditing of implementation, and reporting of aggregate audit results. We look for regular, public reporting on code implementation.

Human rights

Companies may incur extraordinary risks to their operations, staff, or reputation as a result of operating in conflict zones or in locations at risk of human rights abuses. Risks may also be encountered via supply chains when primary product inputs are sourced from at-risk areas. Where there is cause for concern, we support resolutions asking companies to develop and implement policies and management systems addressing human rights and security management. These policies should reflect internationally recognized standards (e.g., United Nations Universal Declaration of Human Rights) and should apply to suppliers and sub-contractors.

Severe human and labor rights issues often affect the most vulnerable communities and can represent a threat to reputational and operational corporate performance. They are referenced in various international standards and conventions and are linked to existingiv or evolvingv regulations that issuers may be subject to.

We believe that effective mitigation of these issues can contribute to sustainable long-term value creation by the companies in which we choose to invest. At companies identified as being most at risk with insufficient mitigation strategies, we may not support management resolutions, including the report and accounts or election of directors if we think this is in the best economic interests of our clients.

Diversity and equal employment opportunity

Recruiting and hiring from the widest possible talent pool is in the best interests of companies, as is maintaining a diverse workforce. We support efforts to strengthen non-discrimination policies, achieve diversity objectives and address glass ceilings at all levels within organizations. We welcome disclosure of specific diversity targets and reporting on performance against these targets, as well as reporting on gender and ethnicity pay gaps within companies and plans to address these. We will look for disclosure of how measures to increase diversity have been applied and the management and oversight of these measures. In an environment where many industries and companies are facing shortages of skilled workers, thus increasing competition for talent, it is advisable and appropriate for company policies and practices to exceed legal requirements in order to attract and retain employees.

Political and charitable donations

Charitable and political donations should be consistent with the company’s stated sustainability strategy. (See “Reporting” above). We recommend that the board provide ultimate oversight for political donations and related activity. Furthermore, we believe that companies that undertake charitable giving should have transparent policies and undertake charitable giving programs with due regard for the interests of shareholders and key stakeholders.

Environmental stewardship

Companies should determine how key environmental risks and opportunities fit into their core business strategy. As part of this process, companies should identify, assess, and manage their environmental impacts. This may include minimizing key environmental impacts, reporting on environmental management systems and performance, and discussing related financial impacts. Areas of increasing business interest include energy use, emissions, water, waste, and the utilization of natural resources.

9 Voting matters

Annual general meetings

Although we supported company efforts to hold virtual-only AGMs during the initial stages of the COVID-19 pandemic, we encourage a return to physical annual meetings of the shareholders that are supplemented with a robust and accessible virtual (or hybrid) option. If the company decides to provide a hybrid meeting, shareholders joining virtually should be provided the same treatment and transparency as those attending in-person.

Vote disclosure

We expect companies to disclose the voting results of their general meetings, both at the meeting and on their websites. This should include a detailed breakdown of votes for and against, as well as abstentions.

In the spirit of transparency, we also make available to both our institutional and retail fund customers, as well as to the public, a comprehensive record of our voting by publishing all our votes and comments on our website.vi A summary of our voting statistics can be found in our annual Stewardship report.

Shareblocking

We believe that shareblocking—the practice of preventing shares from being transferred for a fixed period prior to the vote at a company meeting—discourages shareholder participation and should be replaced with a record date. Where shareblocking exists, we will follow client policy and may be prevented from voting because of concerns about failed trade settlements and extraordinary cost to clients.

Electronic voting and of use proxy advisory services

We typically exercise voting rights electronically. We currently vote using ProxyExchange, the electronic voting platform provided by Institutional Shareholder Services (ISS). We do not follow ISS vote recommendations, except as provided for in our Conflict of Interest Policy or if instructed by clients. Instead, ISS assists us though pre-populating our vote instructions in accordance with our vote policies. Our Responsible Investment team reviews a proportion of meetings based on an internal prioritization model.

Position on abstentions

Our standard voting approach is to either vote for or against resolutions where these options are available to shareholders. However, there are cases where we consider abstaining to be appropriate—for example, where company practices have improved significantly but do not fully meet our expectations.

With respect to shareholder resolutions, we may abstain in cases where we agree with the broader issue highlighted but do not agree with the way in which the resolution prescribes change.

Additional soliciting materials

If we become aware that an issuer has filed additional soliciting materials prior to a proxy vote submission deadline, then we endeavor to review and reflect those in the application of our voting policy where: (a) the submission is published at least five days prior to our earliest client vote cut-off; and (b) the enclosed information is considered to be material towards impacting our voting position.

Stocklending

We observe that stock lending is a widespread market practice involving the sale and contractually pre-agreed repurchase of a stock. We believe that stock lending is an important factor in preserving the liquidity of markets and in facilitating hedging strategies; it can also provide investors with a significant additional return on their investments as the sale repurchase transaction may include a profit margin. Importantly, however, if the term of the instrument coincides with an annual or extraordinary general meeting, the transfer of the voting right impairs the ability of the underlying shareowner to exercise their voting rights.

In rare instances, this has led to abuse, where borrowers have deliberately entered into transactions to sway the outcome of a shareholder vote without any intention of owning the stock long-term. We consider the balance struck between stock lending and voting to be a matter for individual decision-making by clients.

Record dates

We recommend that a record date be set a maximum of five working days prior to AGMs for custodians and registrars to clearly establish those shareholders eligible to vote. This will give time for all relevant formalities to be completed and serves the same purpose as shareblocking without the disruptions noted above.

Voting systems

All companies should conduct voting by poll, rather than relying on a show of hands.

We believe that shareholders have the right to appoint any reasonable person as proxy to vote their shares, either in person or electronically.

We encourage the introduction of electronic voting systems that are accurate and provide an effective audit trail of votes cast.

Bundled resolutions

Resolutions put to company meetings should cover single issues, or issues that are clearly interdependent. Any other practice potentially reduces the value of votes and can lead to opposition to otherwise acceptable proposals. We will normally oppose resolutions that contain such inappropriately bundled provisions.

Any other business

We expect to vote on resolutions where the content has been made clear to shareholders and is in the interests of the company and its shareholders. Where a resolution invites shareholders to vote on “any other business,” we will systematically vote against.

Political and charitable donations

We welcome the opportunity to vote on company donations if material. With respect to donations to political parties or to organizations closely associated with political parties, we believe the board is best positioned to oversee the appropriateness of such spending and should review as often as is necessary to ensure congruency with both corporate strategy and values.

Endnotes:

i	The following guidelines do not apply to Pyrford International Ltd.

ii	Such interlocking relationships can raise concerns when there is an imbalance of power between the two directors.

iii	https://www.fsb-tcfd.org/publications/final-recommendations-report/.

iv	UK Modern Slavery Act, OECD Guidelines for Multinational Enterprises.

v	EU corporate mandatory human rights due diligence, Swiss mandatory human rights DD (focus weapons), German Supply Chain Code

vi	See vote disclosure webpage here.

PROXY VOTING POLICY AND PROCEDURES

FOR D.F. DENT AND COMPANY

August 2020

I.	GENERAL STATEMENT

D.F. Dent and Company (“D.F. Dent”) has discretion to vote the proxies for the majority of its accounts, including the DF Dent Premier Growth Fund, the DF Dent Midcap Growth Fund, and the DF Dent Small Cap Growth Fund (the Funds). Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. D.F. Dent uses a third-party vendor for the collection, voting and recordkeeping of proxies for all client accounts for which we have responsibility (i.e., clients who have not assumed proxy voting authority for themselves or have not given such authority to their custodian, broker, consultant, etc.). D.F. Dent will continue to vote proxies for client accounts in order to protect clients’ interests as shareholders.

II.	POLICIES AND PROCEDURES FOR VOTING PROXIES

D.F. Dent will vote those proxies in the best interest of its clients and the Fund’s shareholders and in accordance with these procedures and policies.

Since the quality and integrity of management is a primary factor D.F. Dent considers when investing in an issuer, the recommendation of the issuer’s management on any issue, particularly routine issues, will be given substantial weight in deciding how to vote proxies. However, D.F. Dent will not support the position of the issuer’s management in any situation where we determine that the position is not in the best interest of our clients. The instances in which D.F. Dent may vote against an issuer’s board of directors or “management” proposal will be determined on a case-by-case basis, and the Designated Officer with respect to proxy voting will document those instances in our Proxy Voting file.

D.F. Dent has listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. D.F. Dent generally votes according to these guidelines. D.F. Dent may, on occasion, vote otherwise when D.F. Dent believes it to be in the best interest of our clients:

•	D.F. Dent generally supports shareholder proposals to reduce a super-majority vote requirement and opposes management proposals to add a super-majority vote requirement.

•	D.F. Dent generally opposes proposals to create a new class of stock with superior voting rights.

•	D.F. Dent generally opposes proposals to classify a board.

•	D.F. Dent generally supports proposals to eliminate cumulative voting.

•	D.F. Dent generally opposes re-pricing of stock options without shareholder approval.

•	D.F. Dent generally supports proposals to require majority voting for the election of Directors

•	D.F. Dent generally opposes poison pills.

•

D.F. Dent generally reviews proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.

•	D.F. Dent generally opposes the elimination of the rights of shareholders to call special meetings.

•	D.F. Dent generally supports management’s proposals regarding the approval of independent auditors.

•

D.F. Dent generally opposes shareholder proposals that apply restrictions related to political or special interest issues which affect the ability of the company to do business or be competitive and which have negative financial impact.

•	D.F. Dent generally opposes proposals that require that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature.

D.F. Dent recognizes that under certain circumstances it may have a conflict of interest in voting proxies. A conflict of interest, means any circumstance in which D.F. Dent (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict between its own interests and the interests of fund shareholders in how proxies of that issuer are voted.

If D.F. Dent determines that a material conflict of interest exists, the Chief Compliance Officer and/or Designated Officer will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

III.	RECORDKEEPING

The Designated Officer or a Compliance Officer will maintain hard-copy or electronic files relating to D.F. Dent’s proxy voting procedures in an easily accessible place, including through the third-party vendor website. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record. Records of the following will be included in the files:

A.	Copies of the proxy voting procedures and policies, and any amendments thereto.

B.

A copy of each proxy statement that D.F. Dent receives on widely held stocks. The proxy statements may be retained in hard copy or may be available on the third party vendor website or the SEC’s EDGAR system.

C.	A record of each vote that D.F. Dent casts, including the information required to file Form N-PX.

D.	A copy of any document D.F. Dent created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

E.

A copy of each written client request for information on how D.F. Dent voted such client’s proxies, and a copy of any written response to any (written or verbal) client request for information on how D.F. Dent voted its proxies.

IV.	DISCLOSURE

A.	D.F. Dent will disclose in its Form ADV Part II that its clients may contact D.F. Dent to obtain information on how D.F. Dent voted such client’s proxies.

B.

If a client requests information about the voting of particular proxies, D.F. Dent will send to the client a report concerning each voted proxy that is the subject of the client’s request consisting of (1) the name of the issuer, (2) the proposal voted upon and (3) how D.F. Dent voted the client’s proxy.

C.	A concise summary of these Proxy Voting Procedures and Policies will be included in D.F. Dent’s Form ADV Part II and will be updated whenever these procedures and policies are amended.

13.	Great Lakes Advisors, LLC Proxy Voting Policies and Procedures

13.1	Statement of Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Firm generally retains proxy-voting authority with respect to securities purchased for its clients, unless otherwise agreed upon with the particular client. When the Firm retains the proxy voting authority, the Firm has a fiduciary duty to votes proxies in the best interest of its clients and in accordance with these policies and procedures (this “Proxy Voting Policy”). The Firm may decide to not vote proxies in proprietary pilot accounts.

In order to administer this Proxy Voting Policy the Firm has created a Proxy Committee comprised of senior personnel of the Firm, including portfolio management, Operations and Compliance departments.

13.2	Risks

In developing these policies and procedures, The Firm considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

•	The Firm’s proxy voting policies and procedures are not reasonably designed to ensure that proxies are voted in the best interests of the Firm’s clients;

•	Proxies are not identified and processed in a timely manner;

•	Proxies are not voted in clients’ best interests;

•	Conflicts of interest between the Firm and a client are not identified or resolved appropriately;

•	The Firm does not conduct an investigation reasonably designed to ensure that its voting determinations are not based on materially inaccurate or incomplete information;

•	Third-party proxy voting services retained by the Firm do not vote proxies according to the Firm’s instructions and in clients’ best interests;

•	The Firm does not conduct appropriate evaluation and oversight of the third-party proxy voting services retained by the Firm;

•	Proxy voting records, client requests for proxy voting information, and the Firm’s responses to such requests, are not properly maintained;

•	The Firm lacks policies regarding clients’ participation in class actions.

The Firm has established policies and procedures to mitigate these risks.

13.3	Use of Third-Party Proxy Voting Service

While the voting of proxies remains a fiduciary duty of the Firm, the Firm may contract with service providers to perform certain functions with respect to proxy voting, subject to the oversight by the Firm, as described in these procedures.

1

If or when GLA decides to rely on the recommendations of a proxy advisory firm versus our own extensive internal research, GLA 1) would determine if the proxy advisory firm has the capacity and competency to make such voting recommendations, and conduct due diligence reviews of the firm; 2) would determine if the proxy recommendations made by the firm are based on materially accurate information; 3) would identify and address any conflicts of interest of the proxy firm to ensure that GLA continues to vote proxies in the best interests of its clients; 4) would review the proxy firm’s consistency of voting with guidelines, fees and disclosures as relevant, and other items; and 5) would adopt policies and procedures reasonably designed to provide sufficient oversight of the proxy advisory firm and review the proxy firm’s services and practices on an on-going or periodic basis.

The Firm has entered into an agreement with Institutional Shareholder Services, Inc. (“ISS”) to provide the Firm with its analysis on proxies and to facilitate the electronic voting of proxies. The Firm has instructed ISS to execute all proxies in accordance with the applicable ISS guidelines, except with respect to Special Voting Issues (as defined below) or unless otherwise instructed by the Firm with respect to a particular vote. The Compliance Department manages the Firm’s relationship with ISS.

Proxies relating to securities held in client accounts will be sent directly to ISS. If a proxy is received by the Firm and not sent directly to ISS, the Firm will promptly forward the proxy to ISS. Having ISS complete the actual voting of all proxies provides a central source for the Firm’s proxy voting records.

13.4	Proxy Voting Guidelines for Stamford-Based Strategies

ISS’ Standard Guidelines and U.S. Taft-Hartley Guidelines. Except as described below, the Firm will vote proxies for its clients, including the commingled funds managed by the Firm, through the use of ISS’ services in accordance with applicable ISS guidelines. When voting in accordance with ISS guidelines, the Firm will generally apply the ISS’ Standard Guidelines. For the Firm’s Taft-Hartley clients, however, the Firm will vote proxies in accordance with ISS’ U.S. Taft-Hartley Guidelines.

Special Voting Issues. ISS will notify the Firm of certain votes involving, without limitation, certain material mergers and acquisition transactions, reorganizations, capital structure changes, dissolutions, conversions or consolidations, dissident shareholders, contested director elections, and certain social and environmental proposals (“Special Voting Issues”). With respect to all proxies involving Special Voting Issues, a member of the Proxy Committee and the applicable portfolio manager will conduct a more detailed analysis of the issuer or the specific matter to be voted on and will determine whether the Firm will follow ISS recommendations or whether the Firm will make an independent determination on how to vote the proxy in accordance with the best interests of the clients. The Operations Department will send the Firm’s decision on how to vote the proxy to ISS, which will vote the proxy.

Client-Directed Proxies. In the event that a client-directed proxy is in conflict with ISS Guidelines, the Firm will vote in accordance with the client’s proxy guideline. ISS will execute the vote as directed by the Firm.

ISS’ Conflicts and Other Instances of Deviation from ISS Guidelines. In the event that (i) the Firm becomes aware of a conflict of interest between the Firm and ISS, (ii) ISS is unable to complete or provide its research and analysis regarding a security on a timely basis or (iii) the Firm determines that voting in accordance with ISS guidelines is not in the best interest of the client, the Firm will not vote in accordance with ISS guidelines. In such cases, the Firm will make an independent decision on how to vote, which may or may not be consistent with ISS guidelines. ISS will execute the vote as directed by the Firm.

Conflicts of the Firm. In seeking to avoid conflicts, the Firm will vote in accordance with applicable ISS guidelines (i) if an employee of the Firm or one of its affiliates is on the board of directors of a company held in client accounts or (ii) if a conflict of interest exists between the Firm and a client with respect to the issuer. In the event of a conflict of interest between the Firm and a client, the Firm’s voting in accordance with ISS

2

guidelines does not relieve the Firm of its fiduciary obligation to either vote in the client’s best interest or to provide to the client a full and fair disclosure of the conflict and obtain the client’s informed consent.

In the case of ERISA clients, if the investment management agreement reserves to the ERISA client the authority to vote proxies when the Firm determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Firm will give the ERISA client the opportunity to vote the proxies themselves. Absent the client reserving voting rights, the Firm will vote the proxies in accordance with this Proxy Voting Policy.

When the Firm votes proxies on behalf of the account of a corporation, or a pension plan sponsored by a corporation, in which the Firm’s other clients also own stock, the Firm will vote the proxy for its other clients in accordance with applicable ISS guidelines and the proxy for the corporation or its pension plan’s account as directed by the corporation.

13.5	Proxy Voting Guidelines for the Chicago and Tampa-Based Strategies

Governance. A company’s board of directors is responsible for the overall governance of the corporation, for representing the interests of shareholders, and for overseeing the company’s relationships with other stakeholders. Hallmarks of an effective board typically include independence, accountability, and diversity of backgrounds and experiences.

Board of Directors

•

Director Elections – The Firm will typically support the company’s candidates for the board of directors unless there is a compelling reason to withhold support, such as poor attendance, insufficient board independence, over-boarding, or failure to satisfactorily carry out the duties and responsibilities of a director. In situations where there are competing candidates or competing slates of candidates, the Firm will vote in the best interests of our clients.

•	Annual Elections – The Firm generally supports the annual election of all directors. We believe that annual elections improve the accountability of board members.

•

Independent Chair – In most circumstances, the Firm believes that investor interests are served best when the board is led by an independent, non-executive chairperson. For instances when the CEO is also the board chair, the Firm supports the appointment of an independent lead director.

•

Board Diversity – The Firm believes that boards are more effective when they are made up of directors with diverse backgrounds, experiences, and areas of expertise. The Firm may withhold support from members of the Nominating or Governance Committees if there is insufficient diversity on the board and an adequate explanation is not disclosed.

•

Board Committees – To avoid conflicts of interest, the Firm believes that members of the Audit, Compensation, and Nominating Committees should consist exclusively of independent directors. When this is not the case, the Firm may withhold support from members of the Nominating or Governance Committees.

Compensation

•

Executive Compensation – The Firm believes that every company is unique and, therefore, compensation plans will vary. We will evaluate compensation proposals on a case-by-case basis. Some of the criteria we will use in our analysis include:

•	Disclosure – explanation of executive compensation plans should be clear, complete, and timely.

•

Performance-based – compensation should be linked to the financial metrics that best reflect value creation on behalf of shareholders and should include both short-term and long-term performance metrics.

•	Link to relevant ESG performance – ideally, a component of compensation should be linked to performance on material ESG issues that are likely to affect the financial performance of the company.

3

•

Reasonableness – the total amount of compensation and the breakdown between base salary, annual incentive, long-term incentive, and stock option plans should be reasonable. Re-pricing or replacing underwater stock options, as well as excessive use of discretionary or guaranteed bonuses, should be avoided. Peer groups used by the company for comparative purposes should be appropriate.

We prefer companies to sponsor a say-on-pay vote on an annual basis.

•

Director Compensation – In order to attract and retain qualified individuals and to ensure the alignment of directors’ interests with those of shareholders, the Firm believes that effective director compensation should be reasonable in size, consist of equity that fully vests on the grant date, and should include multi-year equity holding requirements. Director compensation should not include performance-based components that may conflict with directors’ roles representing shareholders’ interests.

•

Compensation Committee – The Firm may withhold support from members of the Compensation Committee if there is a lack of alignment between executive compensation and corporate performance or when significant opposition to a say-on-pay proposal is not addressed adequately.

Shareholder Rights

•

Proxy Access – Granting long-term shareholders the ability to nominate director candidates can improve board accountability. the Firm generally supports proxy access proposals with the following criteria: nominating investors must in aggregate hold at least three percent of outstanding shares; they must have held those shares continuously for at least three years; and nominees must constitute less than a majority of directors.

•

Supermajority Voting – The Firm opposes supermajority voting rules whereby a simple majority vote (i.e. 50% + 1) is insufficient to pass a measure. We will generally vote against proposals to implement a supermajority provision and in favor of proposals to implement a simple majority provision.

•	Cumulative Voting – The Firm generally opposes cumulative voting provisions, wherein a shareholder can combine all of their director votes in favor of a single candidate.

•	Written Consent – The Firm will vote in support of enabling shareholders to act through written consent and vote against proposals limiting this right.

•	Special Meetings – The Firm s will generally vote in support of reasonable provisions that provide shareholders the right to call special meetings.

•

Virtual Meetings – The Firm recognizes the importance of annual in-person meetings, which provide a unique forum for shareholders to communicate with corporate leadership. We also recognize the benefits provided by virtual annual meetings, which enable shareholders to participate without incurring the time and expense of travel. We will support proposals that establish a hybrid in-person/virtual meeting and against proposals that eliminate in-person annual meetings in favor of virtual-only meetings.

•	Poison Pills – The Firm generally votes against poison pills or other anti-takeover measures that prevent the majority of shareholders from exercising their rights.

•	Meeting Adjournment – Great Lakes Advisors will vote against the adjournment of meetings in order to solicit additional votes.

•	Other Business – The Firm will vote against proposals to conduct other business at the meeting, which extends blank check powers to those acting as proxies.

•	Bylaw Amendments – The Firm will vote in favor of proposals to require bylaw amendments be approved by shareholders and against proposals to allow bylaw amendments without shareholder approval.

Environmental and Social Issues

Disclosure

4

•

The disclosure by companies of information on environmental and social issues that can affect the financial performance of the company will aid investors in making better, more well-informed investment decisions.

•

The Firm will generally support proposals requesting companies disclose additional information on relevant environmental and social issues when current disclosure levels are determined to be insufficient.

Climate Change

•

The Firm generally supports proposals asking companies to take steps to reduce risks resulting from climate change such as reducing greenhouse gas emissions, improving resource use efficiency, and increasing the use of renewable energy.

Diversity

•	The Firm believes that a diverse workforce free from discrimination is in the best interest of companies and their shareholders.

•

Policies – The Firm generally supports proposals asking companies to include language in diversity statements or policies specifically prohibiting discrimination based upon sexual orientation or gender identity.

•	Disclosure – The Firm generally supports proposals asking companies to disclose information on employee diversity including publishing their EEO-1 reports.

Workplace Issues

•	The Firm will generally support proposals requesting the adoption of workplace codes of conduct that address working conditions, fair wages, child labor, and forced labor.

•	The Firm will generally support proposals requesting companies to adopt vendor or supplier standards addressing workplace safety, worker abuse or intimidation, forced labor, child labor, and fair pay.

•	The Firm will support on a case-by-case basis proposals asking companies to audit and disclose audit results of workplaces and supply chains.

Other Issues

Lobbying

•

The Firm believes that companies may benefit from engaging in lobbying activities in order to influence policies or legislation that may affect their business. Lobbying may be funded either directly or indirectly through third-party groups such as trade associations.

•	The Firm will review on a case-by-case basis proposals asking companies to disclose information about their lobbying activities.

Political Contributions

•

The Firm believes that making contributions to political candidates is generally not in the best interest of shareholders in that politicians will advocate for positions on a wide range of issues. Political influence by companies is more effective when conducted through lobbying on specific issues and advocating a specific position beneficial to the company and its shareholders.

•	The Firm will review on a case-by-case basis proposals asking companies to disclose information about their political contributions.

13.6	Abstentions; Determination Not to Vote

The Firm may abstain from voting if the Firm determines that abstention is in the best interests of the client. In making this determination, the Firm will consider various factors, including but not limited to (i) the costs (e.g., translation or travel costs) associated with exercising the proxy and (ii) any legal restrictions on trading resulting from the exercise of the proxy.

5

Some clients of the Firm participate in securities lending. The Firm will not vote securities that are out on loan within a securities lending program.

13.7	Securities No Longer Owned

The Firm will not review the proxy votes for securities that are no longer owned by a client account at the time of the proxy meeting.

13.8	Proxy Voting Audit Procedures and Oversight of Third-Party Proxy Voting Service

When the Firm is voting in accordance with ISS guidelines, the Operations Department reviews the “pre-populated” votes on the ISS’ electronic voting platform before ISS executes the vote. When voting on Special Voting Issues or in other instances of voting not in accordance with ISS guidelines, the Firm’s Operations Department itself “pre-populates” votes on the ISS’ electronic voting platform before ISS executes the vote.

Periodically, a random sample of the proxies voted by ISS will be audited to ensure ISS is voting in accordance with applicable ISS guidelines or consistent with the Firm’s direction, as applicable. A sample of votes on Special Voting Issues will also be reviewed to evaluate whether the Firm’s voting determinations were consistent with this Proxy Voting Policy and in its clients’ best interest.

Annually, the Proxy Committee will review ISS and its policies and methodologies. This review will include, among others, the following topics and determinations:

•

that ISS has the capacity and competence to adequately analyze proxy issues, including the adequacy and quality of its staffing, personnel and /or technology and any material changes in the ISS staffing and technology since the last review;

•	whether ISS has an effective process for seeking timely input from issuers and its clients with respect to its proxy voting policies, methodologies and peer group constructions;

•

whether ISS engages with issuers, including its process for ensuring that it has complete and accurate information about the issuer and each particular matter, and ISS’ process, if any, for investment advisers to access the issuers’ views about ISS’ voting recommendations;

•

whether the Firm has sufficient information on and understanding of ISS’ methodologies and the factors underlying ISS’ voting recommendations, including an understanding of how ISS obtains information relevant to its voting recommendations and how it engages with issuers and third parties;

•

whether ISS is independent and can make recommendations in an impartial manner in the best interests of the Firm’s clients. This analysis will include a review of (i) any ISS actual or potential conflicts known to the Firm, (ii) ISS’ policies and procedures on identifying, disclosing and addressing conflicts of interest, and (iii) whether ISS is disclosing its actual or potential conflicts to the Firm in a timely, transparent and accessible manner;

•

ISS’ internal controls, including but not limited to a review of ISS’ business continuity plan, methodologies with respect to implementing the Firm’s voting instructions, proxy record keeping and internal and independent third-party audit certifications;

•	Any factual errors, potential incompleteness, or potential methodological weaknesses in the ISS’ analysis known to the Firm and whether such errors, incompleteness or weaknesses materially affected

6

ISS’ recommendations. The Firm will also access ISS’ process for disclosure to the Firm and efforts to correct any such identified errors, incompleteness or weaknesses.

Based on the Firm’s assessment of ISS and its service levels, the Firm can make a determination to obtain information about and consider alternative service providers to ISS.

13.9	Disclosure

The Firm will disclose in its Form ADV Part 2A that clients may contact the Firm in order to obtain information on how the Firm voted such client’s proxies, and to request a copy of this Proxy Voting Policy. If a client requests this information, the Client Servicing and Operations Departments will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired: (i) the name of the issuer, (ii) the proposal voted upon and (iii) how the Firm voted the client’s proxy.

A summary of this Proxy Voting Policy will be included in the Firm’s Form ADV Part 2, which is delivered to all clients. The summary will be updated whenever this Proxy Voting Policy is updated.

As a matter of policy, the Firm does not disclose how it expects to vote on upcoming proxies. Additionally, the Firm does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

13.10	Conflicts of Interest

Any actual or potential material conflict of interest regarding a proposal for which GLA has voting authority due to a business relationship, personal relationship, or familial relationship with GLA or an affiliate of GLA (including employees), the conflict shall be disclosed to the Proxy Committee, and the ballot shall be voted in alignment with recommendations from an independent proxy voting service to be determined at such time required. A business conflict of interest will be considered material if at least 1% of the annual revenue of GLA or “WHAMCO Holding” (GLA and its subsidiaries) is derived from a business relationship with the parties involved. GLA shall in no case vote the shares of Wintrust Financial Corp. (WTFC, GLA’s parent company) that may be held in GLA accounts, and as such no conflict of interest shall exist with respect to such holdings.

13.11	Proxy Voting Record Keeping

The Firm will maintain a record of items 1-3 below in its files. In accordance with its services contract with the Firm, ISS will maintain a record of items 4 and 5 below in its files.

1.	Copies of this Proxy Voting Policy, and any amendments thereto;

2.

A copy of any document the Firm created that was material to making a decision on how to vote proxies, or that memorializes that decision. For votes that are inconsistent with ISS’ guidelines, the Firm must document the rationale for its vote;

3.	A copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written response to such request;

4.	A copy of each proxy statement that the Firm or ISS receives regarding client securities; and

5.	A record of each vote that the Firm casts.

7

13.12	Class Actions

The Firm does not direct clients’ participation in class actions, as disclosed in Part 2 of Form ADV. The Compliance Department will determine whether to return any documentation inadvertently received by the Firm regarding clients’ participation in class actions to the sender, or to forward such information to the appropriate clients.

13.13	Annual Policy Review

The Proxy Committee will review, no less frequently than annually, the adequacy of this Proxy Voting Policy and the effectiveness of its implementation and determine whether the Policy is reasonably designed to ensure that the Firm casts proxy votes on behalf of its clients in the best interests of such clients.

8

Lazard Asset Management

Global Proxy Voting Policy

A.	Introduction

Lazard Asset Management LLC and its investment advisory subsidiaries (“Lazard” or the “firm”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients over the long-term. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”).

Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue in the same manner for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes (i) will maximize sustainable shareholder value as a long-term investor; (ii) is in the best interest of its clients; and (iii) the votes that it casts are intended in good faith to accomplish those objectives.

This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. Lazard will look to alleviate the potential conflict by voting according to pre-approved guidelines. In conflict situations where a pre-approved guideline is to vote case-by-case, Lazard will vote according to the recommendation of one of the proxy voting services Lazard retains to provide independent analysis. More information on how Lazard handles material conflicts of interest in proxy voting is provided in Section F of this Policy.

B.	Responsibility to Vote Proxies

Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

C.	General Administration

1.	Overview and Governance

Lazard’s proxy voting process is administered by members of its Operations Department (“the Proxy Administration Team”). Oversight of the process is provided by Lazard’s Legal & Compliance Department

1

and by a Proxy Committee comprised of senior investment professionals, members of the Legal & Compliance Department, the firm’s Co-Heads of Sustainable Investment & Environmental, Social and Corporate Governance (“ESG”) and other personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as needed. A representative of Lazard’s Legal & Compliance Department will participate in all Proxy Committee meetings.

A quorum for the conduct of any meeting will be met if a majority of the Proxy Committee’s members are in attendance by phone or in person. Decisions of the Proxy Committee will be made by consensus and minutes of each meeting will be taken and maintained by the Legal & Compliance Department. The Proxy Committee may, upon consultation with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, take any action that it believes to be necessary or appropriate to carry out the purposes of the Policy. The Chief Compliance Officer, General Counsel or his/her designee, is responsible for updating this Policy, interpreting this Policy, and may act on behalf of the Proxy Committee in circumstances where a meeting of the members is not feasible.

2.	Role of Third Parties

Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s Portfolio Manager/Analysts and Research Analysts (collectively, “Portfolio Management”) are responsible for providing the vote recommendation for a given proposal except when the Conflicts of Interest policy applies (see Section F).

ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities on behalf of Lazard’s clients and sponsored funds. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. The Proxy Administration Team reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services. Members of the Proxy Committee, along with members of the Legal & Compliance Team, conducts periodic due diligence of ISS and Glass Lewis consisting of an annual questionnaire and, as appropriate, on site visits.

The Proxy Committee believes that the Policy is consistent with the firm’s Corporate Governance Principals and ESG and Climate Change Policies at https://www.lazardassetmanagement.com/about/esg.

2

3.	Voting Process

The Proxy Committee has approved proxy voting guidelines applicable to specific types of common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

For each shareholder meeting the Proxy Administration Team provides Portfolio Management with the agenda and proposals, the Approved Guidelines, independent vote recommendations from Glass Lewis and ISS and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, or where a potential material conflict of interest exists, the Proxy Administration Team will generally vote the proposal according to the Approved Guideline. In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, a member of the Proxy Administration Team will contact a member of the Legal & Compliance Department advising the Proxy Committee. Such communication, which may be in the form of an e-mail, shall include: the name of the issuer, a description of the proposal, the Approved Guideline, any potential conflict of interest presented and the reason(s) Portfolio Management believes a proxy vote in this manner is in the best interest of clients In such cases, the Proxy Committee and the Legal & Compliance Department will review the proposal and make a determination.

Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that Portfolio Management is best able to evaluate the potential impact to shareholders resulting from a particular proposal. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Proxy Administration Team will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. The Proxy Administration Team seeks Portfolio Management’s recommendation on how to vote all such proposals. The Proxy Administration Team may also consult with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, and may seek the final approval of the Proxy Committee regarding a recommendation by Portfolio Management.

As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will consider regional/local law and guidance in applying the Policy.

D.	Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation/ issues, election of directors, mergers and other significant transactions and social or political issues. Lazard’s Approved Guidelines for certain common agenda items are outlined below. The Proxy

3

Committee will also consider any other proposals presented and determine whether to implement a new Approved Guideline.

Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or taking other action where unique circumstances require special voting efforts or considerations. These considerations are discussed in more detail in Section G, below.

1.	Routine Items

Lazard generally votes routine items as recommended by the issuer’s management and board of directors, based on the view that management is generally in a better position to assess these matters. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to long-term shareholder value. Routine items generally include:

•	issues relating to the timing or conduct of annual meetings;

•	provisionary financial budgets and strategy for the current year;

•	proposals that allow votes submitted for the first call of the shareholder meeting to be considered in the event of a second call;

•

proposals to receive or approve of variety of routine reports (Lazard will generally vote FOR the approval of financial statements and director and auditor reports unless there are concerns about the accounts presented or audit procedures used or the company is not responsive to shareholder questions about specific items that should be publicly disclosed); and

•	changes to a company’s name.

2.	Amendments to Board Policy/Charter/Regulation:

Proposals to amend a company’s Articles of Association and other bylaws are commonly seen at shareholder meetings. Companies usually disclose what is being amended, or the amended bylaws, or both in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and Lazard’s general approach is to review these amendments on a case-by-case basis and to oppose article amendments as a whole when they include changes Lazard opposes.

Lazard has Approved Guidelines generally to vote FOR bylaw amendments that are driven by regulatory changes and are technical in nature or meant to update company-specific information such as address and/or business scope.

Lazard has Approved Guidelines generally to vote AGAINST bylaw amendments if

•	there is no disclosure on the proposed amendments or full text of the amended bylaw; or

•	the amendments include increase in the decision authority of what is considered “excessive” and the company fails to provide a compelling justification.

4

3.	Corporate Governance and Shareholder Rights

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a.	Board of Directors and its Committees

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors.

Lazard has Approved Guidelines generally to vote FOR the following:

•	the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors[1];

•	a requirement that a substantial majority (e.g., 2/3) of a company’s directors be independent;

•	a proposal that a majority of the entirety of the board’s committees be comprised of independent directors;

•	proposals seeking to de-classify a board;

•	the implementation of director stock retention/holding periods;

•

proposals relating to the establishment of directors’ mandatory retirement age and age restrictions for directors especially where such proposals seek to facilitate the improvement of the diversity of the board; and

•	changes to the articles of association and other relevant documents which are in the long-term interests of shareholders;

•

the appointment or (re)election of internal statutory auditors/fiscal council members unless (a) the name of the management nominees are not disclosed in a timely manner prior to the meeting, (b) there are serious concerns about statutory reports presented or the audit procedures used, (c) questions exist concerning any of the auditors, (d) the auditors have previously served the company in an executive capacity (or are otherwise considered affiliated) or (e) minority shareholders have presented timely disclosure of minority fiscal council nominee(s) to be elected under separate elections.

Lazard has Approved Guidelines generally to vote on a CASE by CASE Basis for the following:

•	proposals to require an independent board chair or the separation of chairman and CEO; and

•	establishment of shareholder advisory committees.

[1]

However, Lazard will vote against proposals to elect or appoint such committee if the company is on the MSCI-EAFE or local main index and (1) a member of executive management would be a member of the committee; (2) more than one board member who is dependent on a major shareholder would be on the committee or (3) the chair of the board would also be the chair of the committee.

5

Lazard has Approved Guidelines generally to vote AGAINST the following:

•	proposals seeking to classify a board

•	the election of directors where the board does not have independent “key committees” or sufficient board independence;

•	non-independent directors who serve on key committees that are not sufficiently independent;

•	proposals relating to cumulative voting;

•

proposals where the names of the candidates (in the case of an election) or the principles for the establishment of a committee (where a new committee is being created) have not been disclosed in a timely manner;

•

release of restrictions on competitive activities of directors[2] if (a) there is a lack of disclosure on the key information including identities of directors in question, current position in the company and outside boards they are serving on or (b) the non-nomination system is employed by the company for the director election; and the discharge of directors, including members of the management board and/or supervisory board and auditors, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties[3].

b.	Anti-takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares.

Consequently, Lazard has adopted Approved Guidelines to vote AGAINST:

•	proposals to adopt supermajority vote requirements or increase vote requirements;

•	proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them; and

•	“blank check” preferred stock.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions or shareholder rights plans (also known as “poison pill plans”).

Lazard has adopted an Approved Guideline to vote FOR proposals that ask management to submit any new poison pill plan to shareholder vote.

[2]	This is intended to cover instances where directors engage in commercial transactions with the company and/or are involved with other companies (outside board memberships).
[3]	For example, a lack of oversight or actions by board members which invoke shareholder distrust, legal issues aiming to hold the board responsible for breach of trust or egregious governance issues.

6

c.	Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote AGAINST:

•	proposals to adjourn US meetings;

•	proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

•	efforts to eliminate or restrict right of shareholders to act by written consent; and

•	proposals to adopt supermajority vote requirements, or increase vote requirements.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis on changes to quorum requirements and FOR proposals providing for confidential voting.

4.	Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including investing in financial products and raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management but will monitor these proposals closely to ensure that they are aligned with the long-term interests of shareholders.

Lazard has adopted Approved Guidelines to vote FOR:

•	management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

•	stock splits and reverse stock splits;

•	investments in financial products unless the company fails to provide meaningful shareholder vote or there are significant concerns with the company’s previous similar investments;[4]

•	requests to reissue any repurchased shares unless there is clear evidence of abuse of authority in the past;

•	management proposals to adopt or amend dividend reinvestment plans; and

•	dividend distribution policies unless (a) the dividend payout ratio has been consistently below 30% without adequate explanation or (b) the payout is excessive given the company’s financial position.

[4]

Evaluate (a) any known concerns with previous investments, (b) amount of the proposed investment relative to the company’s assets and (c) disclosure of the nature of products in which the company proposed to invest and associated risks of the investment.

7

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis for:

•	matters affecting shareholder rights, such as amending votes-per-share;

•	management proposals to issue a new class of common or preferred shares (unless covered by an Approved Guideline relating to the disapplication of pre-emption rights);

•	the use of proceeds and the company’s past share issuances[5];

•	proposals seeking to approve or amend stock ownership limitations or transfer restrictions; and

•

loan and financing proposals. In assessing requests for loan financing provided by a related party the following factors will be considered: (a) use of proceeds, size or specific amount of loan requested, interest rate and relation of the party providing the loan.

Lazard has adopted Approved Guidelines to vote AGAINST:

•

changes in capital structure designed to be used in poison pill plans or which seeks to disregard pre-emption rights in a way that does not follow guidance set by the UK Pre-Emption Group’s Statement of Principles;

•	the provision of loans to clients, controlling shareholders and actual controlling persons of the company; and

•	the provision of loans to an entity in which the company’s ownership stake is less than 75% and the financing provision is not proportionate to the company’s equity stake.

5.	Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of long-term shareholders. Lazard generally favors programs intended to reward management and employees for positive and sustained, long-term performance but will take into account various considerations such as whether compensation appears to be appropriate for the company after an analysis of the totality of the circumstances (including the company’s time in history and evolution).

Lazard has Approved Guidelines generally to vote FOR

•	employee stock purchase plans, deferred compensation plans, stock option plans and stock appreciation rights plans that are in the long-term interests of shareholders;

•	proposals to submit severance agreements to shareholders for approval;

•	annual advisory votes on compensation outcomes where the outcomes are considered to be aligned with the interest of shareholders; and

[5]

Specifically, with respect to the issuance of shares to raise funds for general financing purposes, Lazard will consider the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission.

8

•	annual compensation policy votes where the policy structures are considered to be aligned with the interest of shareholders.

Lazard has Approved Guidelines generally to vote on a CASE by CASE basis regarding:

•	restricted stock plans that do not define performance criteria; and

•	proposals to approve executive loans to exercise options.

Lazard has Approved Guidelines generally to vote AGAINST:

•	proposals to re-price underwater options;

•	annual advisory votes on remuneration outcomes where the outcomes are considered not to be in the interests of shareholders; and

•	annual remuneration policy vote where the policy structures are considered not to be in the interests of shareholders.

6.	Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on a CASE by CASE basis for these proposals.

7.	Environmental, Social, and Corporate Governance

Proposals involving environmental, social, and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities; adoption of certain conservation efforts; adoption of proposals to improve the diversity of the board, the senior management team and the workforce in general; adoption of proposals to improve human capital management or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.

As set out in Lazard’s separate ESG Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the long-term interests of our clients and to manage more effectively long-term investment risks and opportunities related to ESG matters. Lazard generally supports the notion that corporations should be expected to act as good citizens. Lazard generally votes on environmental, social and corporate governance proposals in a way that it believes will most increase long-term shareholder value.

9

Lazard’s Approved Guidelines are structured to evaluate many environmental, social and corporate governance proposals on a case-by-case basis.

However, as a guide, Lazard will generally vote FOR proposals:

•	asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report);

•	seeking the approval of anti-discrimination policies;

•	which are considered socially responsible agenda items;

•	which improve an investee company’s ESG risk management and related disclosures; and

•	deemed to be in the long-term interests of shareholders.

8.	Shareholder Proposals

Lazard believes in the ability of shareholders to leverage their rights related to the use of shareholder proposals to address deficits in best practices and related disclosures by companies. Many ESG issues are improved through such use of shareholder proposals. For example, some companies are collaborating with shareholders on such proposals by voicing their support and recommending that shareholders vote in-line with such proposals.

Lazard	has Approved Guidelines generally to vote FOR shareholder proposals which:

•	seek improved disclosure of an investee company’s ESG practices over an appropriate timeframe;

•	seek improved transparency over how the investee company is supporting the transition to a low carbon economy;

•	seek to improve the diversity of the board;

•	seek improved disclosures on the diversity of the board and the wider workforce;

•	seek to establish minimum stock-ownership requirements for directors over an appropriate time frame;

•	seek to eliminate or restrict severance agreements, or

•	are deemed to be in the long-term interests of shareholders including Lazard’s clients.

Lazard has Approved Guidelines generally to vote AGAINST shareholder proposals which:

•	seek to infringe excessively on management’s decision-making flexibility;

•	seek to establish additional board committees (absent demonstrable need);

•	seek to establish term limits for directors if this is unnecessary;

•	seek to change the size of a board (unless this facilitates improved board diversity);

•	seek to require two candidates for each board seat; or

•	are considered not to be in the long-terms interests of shareholders.

10

E.	Voting Securities in Different Countries

Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being routinely required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Proxy Administration Team will consult with Portfolio Management in determining whether to vote these proxies.

There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below).

F.	Conflicts of Interest

1.	Overview

This Policy and related procedures implemented by Lazard are designed to address potential conflicts of interest posed by Lazard’s business and organizational structure. Examples of such potential conflicts of interest are:

•

Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent company and a registered broker- dealer, or a financial advisory affiliate, has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided financial advisory or related services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

•	Lazard serves as an investment adviser for a company the management of which supports a particular proposal;

•	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2.	General Policy

All proxies must be voted in the best long-term interest of each Lazard client, without consideration of the interests of Lazard, LF&Co. or any of their employees or affiliates. The Proxy Administration Team is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal & Compliance Department. No other employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Violations of this Policy could result in disciplinary action, including letter of censure, fine

11

or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3.	Monitoring for Conflicts and Voting When a Material Conflict Exists

The Proxy Administration Team monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer or General Counsel.

a.	Where Approved Guideline Is For or Against

Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, the Proxy Administration Team votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. The Proxy Administration Team will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline. In situations where the Approved Guideline is to vote Case by Case, Lazard will vote in accordance with the recommendations of one of the proxy voting services Lazard retains to provide independent analysis. Lazard also reserves its right to Abstain.

In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.

b.	Where Approved Guideline Is Case-by-Case

In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe. Lazard also reserves the right to Abstain.

12

G.	Other Matters

1.	Issues Relating to Management of Specific Lazard Strategies

Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases the Proxy Administration Team will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee’s confirmation accordingly.

Additionally, Lazard may not receive notice of a shareholder meeting in time to vote proxies for or may simply be prevented from voting proxies in connection with a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the Portfolio Management teams to determine what action would be in the best interests of its clients. The Chief Compliance Officer or General Counsel, in consultation with members of the Proxy Committee will determine whether it is appropriate to approve a request to split votes among one or more Portfolio Management teams.

2.	Stock Lending

As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and the Proxy Administration Team will vote the proxies in accordance with the Approved Guidelines.

13

H.	Reporting

Separately managed account clients of Lazard who have authorized Lazard to vote proxies on their behalf will receive information on proxy voting with respect to that account. Additionally, the US mutual funds managed by Lazard will disclose proxy voting information on an annual basis on Form N-PX which is filed with the SEC.

I.	Recordkeeping

Lazard will maintain records relating to the implementation of the Approved Guidelines and this Policy, including a copy of the Approved Guidelines and this Policy, proxy statements received regarding client securities, a record of votes cast and any other document created by Lazard that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in the manner and for the length of time required in accordance with applicable regulations.

J.	Review of Policy and Approved Guidelines

The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. The Proxy Committee will make revisions to its Approved Guidelines when it determines it is appropriate or when it sees an opportunity to materially improve outcomes for clients. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

Revised As Of April 1, 2022

14

PROXY VOTING POLICY JANUARY 2023

Introduction

This policy applies to clients who have specifically authorised Martin Currie to vote proxies in the investment management agreement (IMA) or other written instrument or who have, without specifically authorising MC to vote proxies, granted general investment discretion and sets out how we approach voting proxies for these clients.

We recognise that we have a duty to act in the best interests of our clients. To that end, our Proxy Voting Policy is designed to enhance shareholders’ long-term economic interests. All our voting decisions are made in-house and are undertaken in accordance with our Global Corporate Governance Principles and in line with our clients’ best interests. Proxy voting is integral to stewardship and as such we will, in most cases, routinely inform management of our investee companies when we are voting against them on material matters and provide our rationale.

Our policy is updated at least annually, taking into account emerging issues and trends, the evolution of market standards, and regulatory changes. The policy considers market-specific recommended best practices, transparency, and disclosure when addressing issues such as board structure, director accountability, corporate governance standards, executive compensation, shareholder rights, corporate transactions, and social/environmental issues.

The framework for making these decisions is set out in our Global Corporate Governance Principles.

As responsible stewards of our customers’ capital, the fundamental tenet of our Global Corporate Governance Principles is to protect and enhance the economic interests of our clients. These principles are focused around corporate governance and the role of board directors in promoting corporate success, thereby creating sustainable value for shareholders while having regard to other stakeholders, both internal and external.

We believe that Sustainability or Environmental, Social and Governance (ESG) factors create risks and opportunities for companies and that these should be managed appropriately. In particular, we believe that good governance of the companies in which we invest is an essential part of creating shareholder value and delivering investment performance for our clients.

We have adopted the International Corporate Governance Network (ICGN) Global Governance Principles, which set out a primary standard for well-governed companies that is widely applicable, irrespective of national legislative frameworks or listing rules. We also reference the Principles of Corporate Governance developed by the Organisation for Economic Co-operation and Development (OECD) which are intended to help policymakers evaluate and improve the international frameworks for corporate governance. Differences in national market regulation mean that a single set of detailed guidelines is unlikely to be appropriate for all the countries in which we invest. Where local corporate governance codes are consistent with our overall principles we will adopt these. At a minimum we would expect companies to comply with the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interest of (minority) shareholders.

This document should also be read alongside our Global Corporate Governance Principles and our Stewardship and Engagement Policy which articulates how we discharge our stewardship duties for our clients.

This policy has been drafted in accordance with the Financial Reporting Council’s Stewardship Code. It is also intended to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940. This policy sets forth the procedures of Martin Currie Investment Management Limited and Martin Currie Inc, (together ‘Martin Currie’) for voting proxies for clients, including investment companies registered under the Investment Company Act of 1940, as amended, except where such clients require different standards to the voting of proxies to be applied on their behalf.

We believe the ICGN principles provide a strong and concise framework for determining the minimum corporate governance standards we should expect from the companies in which we invest. We provide more detail on these in our Martin Currie Global Corporate Governance Principles.

We recognise that the circumstances under which companies operate vary considerably and as such we take into account the specific circumstances of each company when assessing how to approach corporate governance.

INVESTING TO IMPROVE LIVES™	1

PROXY VOTING POLICY

Scope and principles

This policy covers:

✓	The guiding principles on which we base our proxy voting decisions

✓	How we carry out proxy voting and exercise voting rights in the best interests of our clients

✓	How we report to our clients

The guiding principles for how we vote for our clients are the Martin Currie Global Corporate Governance Principles. These high-level principles are set out below:

Principle 1: Board role and responsibilities

The board should promote the long-term best interests of the company by acting on an informed basis with good faith, care and loyalty, for the benefit of shareholders, while having regard to relevant stakeholders.

Principle 2: Leadership and independence

Board leadership requires clarity and balance in board and executive roles and an integrity of independent process to protect the interests of shareholders and relevant stakeholders in promoting the long-term success of the company

Principle 3: Composition and appointment

The board should comprise a sufficient mix of directors with relevant knowledge, independence, competence, industry experience and diversity of perspectives to generate effective challenge, discussion and objective decision-making in alignment with the company’s purpose, long-term strategy and relevant stakeholders.

Principle 4: Corporate culture

The board should instil and demonstrate a culture of high standards of business ethics and integrity aligned with the company’s purpose and values at board level and throughout the workforce.

Principle 5: Remuneration

Remuneration should be designed to equitably and effectively align the interests of the CEO, executive officers and workforce with a company’s strategy and purpose to help ensure long-term sustainable value preservation and creation. Aggregate remuneration should be appropriately balanced with the payment of dividends to shareholders and retention of capital for future investment and the level of quantum should be defendable relative to social considerations relating to inequality.

Principle 6: Risk oversight

The board should proactively oversee the assessment and disclosure of the company’s key risks and approve the approach to risk management and internal controls regularly or with any significant business change and satisfy itself that the approach is functioning effectively

Principle 7: Corporate reporting

Boards should oversee timely and reliable company disclosures for shareholders and relevant stakeholders relating to the company’s financial position, approach to sustainability, performance, business model, strategy, and long-term prospects.

Principle 8: Internal and external audit

The board should establish rigorous, independent and effective internal and external audit procedures, to ensure the quality and integrity of corporate reporting.

Principle 9: Shareholder rights

Rights of all shareholders should be equal and must be protected. Fundamental to this protection is ensuring that a shareholder’s voting rights are directly linked to its economic stake, and that minority shareholders have voting rights on key decisions or transactions which affect their interest in the company.

Principle 10: Shareholder meetings

Boards should ensure that meetings with shareholders are efficiently, democratically and securely facilitated to enable constructive interactivity and accountability for the company’s long-term strategy, performance, and approach to sustainable value creation upon which voting decisions may be influenced.

The full ICGN Global Governance Principles can be found here: ICGN Global Governance Principles.

2

PROXY VOTING POLICY

Voting guidelines

Differences in national market regulation and corporate governance codes mean that a single set of detailed guidelines is unlikely to be appropriate for all the markets in which we invest. We summarise below the areas that we will most commonly focus on when forming a view on how to cast the proxies for our clients.

Director elections

In deciding how to vote on director elections we will consider, amongst other things:

•	The composition of the board including skills and experience, diversity and whether the CEO/Chairman positions are held by one individual.

•

Whether the proportion of independent directors on the board is appropriate – The board of a widely- held company should comprise a majority of independent non-executive directors. Controlled companies should have a majority of independent non-executive directors, and at least three (or one-third) independent directors, on the board.

•	Director attendance at board/committee meetings – where it is less than 75%, we would expect this to be explained.

•	The number and nature of board appointments and individual holds – the tolerance will be lower where one of these is a CEO position.

•	Unnecessary bundling of director elections.

•	The composition of any committees and the appropriateness of their membership – for example whether the audit committee has recent and relevant financial experience.

•	The appropriateness of the decisions made e.g., on remuneration.

•	The quality, transparency and timing of reporting.

•	Any egregious actions – e.g., material failures of governance, stewardship, risk oversight or fiduciary responsibilities, independence classification.

Remuneration

Where remuneration is put to a shareholder vote we will consider the extent to which it is aligned with our overall principles on remuneration, namely:

•	Remuneration should be aligned to long-term success and the desired corporate culture of the organisation.

•	Remuneration schemes for both executives and non-executives should ensure that rewards reflect long- term returns to shareholders.

•	Disclosure associated with remuneration polices should be timely, clear and understandable for both investors and executives.

•	Remuneration levels should not be higher than is necessary to attract and retain the individuals required to achieve the business strategy.

•

Executive management and non-executive directors should make a material long-term investment in shares of the businesses they manage or oversee safeguards put in place to ensure alignment of interest with shareholders.

•	The remuneration committee should, ideally, comprise entirely independent non-executive directors or supervisory board members.

•	The remuneration committee should use the discretion provided to it by shareholders to ensure that awards properly reflect business performance.

•	Non-Executive Director remuneration should consist solely of a cash retainer and equity-based remuneration subject to adequate safeguards being in place.

Capital Structure

Companies will commonly make requests to shareholders to approve changes to the capital structure of the business including share issuance, share repurchases, and takeover defence schemes. When considering these requests, we will take the circumstances of each company into account and, amongst other things, the following:

•

The voting structure and in particular where this diverges from one-share-one vote. We will normally vote against requests for the creation or continuation of dual-class capital structures, increased authorisation of classes of shares with superior voting rights or the creation of new or additional super voting shares.

•	The potential for dilution – in markets where pre-emption rights apply to share issuance in general any

3

PROXY VOTING POLICY

routine authority to disapply pre-emption rights should not exceed 10 percent of ordinary share capital in any one year.

•	Where there is a general authority to issue equity consideration will be given to other shareholder rights – for example the ability of shareholders to vote on significant transactions.

•

Share buy-backs – where a request is made to authorise a share buy-back the time period this should be renewed annually and limited to no more than 15% of shares outstanding. Companies should have a clear policy on how they approach share buy-backs and should disclose in their next Annual Report the justification for any own share purchases made in the previous year.

•	Take-over defence schemes – these will be reviewed on a case-by-case basis but are discouraged.

Shareholder proposals

Shareholder proposals can cover a wide range of topics and as such we will review each on its own merits. These will frequently focus on environmental and social issues as well as governance issues. We expect companies to manage effectively environmental, social and ethical factors that are relevant to their business, with a view to enhancing long-term sustainability and that companies should clearly define board and senior management responsibilities for environmental, social and ethical issues.

We vote on shareholder proposals on a pragmatic basis taking into account the context of the company concerned and any actions the company is already taking to address the concerns raised. We also expect boards to address issues raised where there is significant support for a shareholder proposal.

As signatories to the Net Zero Asset Managers Initiative and to Climate Action 100+ we recognise the materiality of climate change to many companies and shareholder proposals are likely to play a role in achieving the goals of these initiatives in aligning businesses to net zero. As such, for climate related proposals, we will also consider the alignment of the shareholder proposals with these ambitions. We have set out our approach to climate engagement and voting in more detail in our Climate Engagement & Escalation Policy.

External research and proxy advisor

ISS is our proxy voting advisor and provides voting recommendations for Martin Currie in accordance with their own policy which is closely aligned with our internal policy. In addition, we use the services of Ownership Matters a specialist governance advisor. As appropriate, they engage with public issuers, shareholders, activists, and other stakeholders to seek additional information and to gain insight and context in order to provide informed vote recommendations. Martin Currie’s starting point is to act in the best interests of our clients. Our voting decisions are informed by both our own internal work and that of our proxy advisor and specialist governance advisor. We assess voting matters on a case-by-case basis, taking into account a company’s circumstances but are guided by our over-arching principles on good corporate governance. The assessment is carried out by the member of the investment team with responsibility for the stock in conjunction with the Stewardship, Sustainability and Impact team. We recognise that regulatory frameworks vary across markets and that corporate governance practices vary internationally.

Conflicts of Interest

Martin Currie recognises that there is a potential conflict of interest when we vote for a proxy solicited by a company with which we, or our portfolio managers, have a material business or personal relationship. In this context, the member of the investment team has a duty to disclose any potential, actual or apparent material conflict of interest relating to a proxy vote. Generally, a conflict is unlikely to arise if the vote is in accordance with our guidelines and that of our proxy advisor. However, if a member of the investment team wishes to vote contrary to the guidelines in relation to a company with which we have any material business or personal relationship, the matter must be referred to the Investment Executive for independent consideration. We would consider a potential conflict of interest to exist where Martin Currie or relevant staff has a material personal or business relationship with the proponent, issuer or other relevant participants in the proxy proposal.

In the event that a portfolio manager is materially conflicted they are obliged to disclose the conflict of interest and provide their justification for voting contrary to the guidelines to the Investment Executive for independent consideration. The Investment Executive are required to provide approval before the vote can be carried out. If the Investment Executive are unable to approve the vote one of the following courses of action will be taken:

•	vote such proxy according to the specific recommendation of our proxy advisor

•	abstain

4

PROXY VOTING POLICY

•	request that the client votes such proxy

In the event that Martin Currie is materially conflicted, the firm will:

•	vote such proxy according to the specific recommendation of our proxy advisor

•	abstain

•	request that the client votes such proxy

The compliance team will also be informed of all instances where a conflict of interest arises in order for them to carry out an oversight role.

The Investment Operations team, as part of its annual due diligence, reviews the processes and controls adopted by our proxy advisor to manage potential material conflicts of interest it may face when performing the responsibilities delegated to it by the client.

Share blocking

Proxy voting in certain countries requires ‘share blocking’. That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks.

Martin Currie has determined that the value of exercising the vote does not usually outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required, we are likely to abstain from voting those shares.

Stock lending

Martin Currie does not provide clients with a stock lending service. Should they want to lend their stock, they have to make their own arrangements, and assume responsibility for calling back their shares if they wish to exercise their voting rights. Where we are aware that securities are on loan and if we judge a vote to be material, we may advise the relevant clients recall that stock in order to cast a proxy vote. In circumstances where it is not possible or practical to assess the materiality or where it is not possible to recall the security (e.g., where the events subject to voting are not communicated by the company in sufficient time) no votes will be cast. Martin Currie may utilise third party service providers to assist it in identifying and evaluating whether an event is material, and to assist it in recalling loaned securities for proxy voting purposes. Where some or all shares of a portfolio company are on loan at the record date in relation to a meeting of that company, those shares cannot be voted. Martin Currie is generally not advised of what shares are on loan and may not have an opportunity to recall the shares prior to the record date. As a result, in most cases, those shares will not be voted.

Proxy voting records

A copy of Martin Currie’s Proxy Voting Policy and Procedures is available upon request. Clients may also obtain information on how Martin Currie voted with respect to their proxies by contacting our client services team at Martin Currie Investment Management Ltd, 5 Morrison Street, Edinburgh, Scotland, EH3 8BH, tel. 44 (0) 131 229 5252, fax 44 (0) 131 222 2532, email: distributionclientmanagement@martincurrie.com. Martin Currie has a specific record-keeping policy which describes in greater detail the record-keeping processes as apply to proxy voting.

Martin Currie has been accepted as a signatory to the UK Stewardship Code 2020 (‘the Code’). The Code aims to enhance the quality of engagement between institutional investors and companies to help improve long-term returns to shareholders and the efficient exercise of governance responsibilities by setting out good practice on engagement with investee companies. In accordance with the provisions of the Code and our Global Corporate Governance Principles, cumulative proxy voting records are published quarterly on our website. This disclosure does not contain voting records for individual clients. Specific voting records for each client are available to those clients at any time upon request.

Martin Currie Investment Management Ltd, registered in Scotland (no 66107). Martin Currie Inc, registered in Scotland (no BR2575). Both companies are authorised and regulated by the Financial Conduct Authority. Martin Currie Investment Management Limited, 5 Morrison Street, Edinburgh, EH3 8BH, Tel: 44 (0) 131 229 5252 Fax: 44 (0) 131 228 5959, www.martincurrie.com. Martin Currie Inc, 280 Park Avenue, New York, NY 10017 is also registered with the Securities Exchange Commission. Please note that calls to the above number and any other communications may be recorded.

© 2023 Martin Currie Investment Management Limited.

5

Metropolitan West Asset Management LLC / TCW

Appendix A

GLOBAL PROXY VOTING POLICY

For a PDF copy of this Global Portfolio Proxy Voting Policy document, please click here. To access our proxy voting records and additional information, please visit: https/www.tcw.com/Literature/Proxy-Voting.

October 2023

TCW, through certain subsidiaries and affiliates, acts as investment advisor for a variety of clients, including US-registered investment companies. TCW has the right to vote proxies on behalf of its US registered investment company clients and other clients, and believes that proxy voting rights can be a significant asset of its clients’ holdings. Accordingly, TCW seeks to exercise that right consistent with its fiduciary duties on behalf of its clients. This policy applies to all discretionary accounts over which TCW has proxy voting responsibility or an obligation to provide proxy voting guidance with respect to the holdings it advises on a model or wrap basis.

While the Global Portfolio Proxy Voting Policy, Guidelines, and Procedures (the “Policy”) outlined here are written to apply internationally, differences in local practice and law make a universal application of these guidelines impractical. As a consequence, it is important to note that each proposal is considered individually, reflecting the effects on the specific company and unique attributes of the industry and/or geography. In addition, this document serves as a set of general guidelines, not hardcoded rules, which are designed to aid us in voting proxies for TCW and not necessarily in making investment decisions. At TCW, we reserve the right in all cases to vote in contravention of the guidelines outlined in this Policy where doing so is judged to represent the best interests of its clients in the specific situation.

Engagement and Active Ownership Philosophy

As we seek to deliver on our client’s financial objectives, engagement and active ownership are integral components of TCW’s research and investment process. Our data-informed engagement and active ownership practices achieve several objectives. The information elicited from these practices not only helps improve our fundamental research, but our engagement and active ownership practices may also have positive impacts on the company or other entities by suggesting best practices in addressing critical, financially material issues in areas of sustainability, corporate governance, or executive compensation.

Our approach to engagement and active ownership encompasses a variety of tools tailored to different asset classes. Engagement is a practice applied to all our investments, spanning equity and fixed income, in both private and public markets. Proxy voting, on the other hand, is primarily relevant to public equities. Situations in which we find ourselves as a significant or controlling shareholder, or situations where we are the lead debt holder in a special situation occur primarily within our private business and demand a more tailored approach. We also actively engage with the industry in question to help leverage our expertise and improve industry practices more broadly.

Our portfolio managers, research analysts, and sustainable investment analysts collaborate closely in our ongoing dialogues with companies, investee entities, as well as suppliers, customers, competitors, and the broader industry. Our objective is, wherever feasible, to pursue engagement in an integrated fashion, bringing together investment professionals from sustainability and fundamental research teams, often focused on different parts of

FOR INTERNAL USE ONLY PPc6091 10/17/23 26

the capital structure. This integrated approach to engagement forms the cornerstone of our active ownership responsibilities and guides the investment choices we make on behalf of our clients. As an example, TCW analysts covering the same company from sustainability, corporate credit, and public equity research teams frequently find themselves jointly engaging with management on topics related to corporate strategy and governance, as well as climate-related business plans, executive compensation, and diversity of perspectives on the board.

FOR INTERNAL USE ONLY PPc6091 10/17/23 27

The depth and breadth of TCW’s investments provides an important platform by which we engage with companies and other entities. Engagement is not just about having a dialogue with companies and other entities that already demonstrate a comprehensive approach to sustainability; it is also about engaging with companies and other entities that have less advanced sustainability practices. Our primary goal with engagement is to advance best practices in governance, transparency, and the management of identified material risks to ultimately drive long-term value in the investments we make on behalf of our clients.

Engagement is a dynamic and long-term process that evolves over multiple years. While change may require considerable time to materialize, our analysts continually reinforce and monitor our engagement objectives during their regular interactions with companies and other entities. Lack of responsiveness or progress is duly reflected in their assessments of investee entities, potentially leading to further actions as deemed necessary. We maintain a record of our engagements and may provide our clients with the understanding of both the volume and depth of engagements.

Proxy Voting Procedures

TCW will make every reasonable effort to execute proxy votes on behalf of its clients prior to the applicable deadlines. However, TCW often relies on third parties, including custodians and clients, for the timely provision of proxy ballots. TCW may be unable to execute on proxy votes if it does not receive requisite materials with sufficient time to review and process them.

Furthermore, TCW may receive ballots for some strategies for which the typical expression of our engagement and stewardship policies may not be possible. For instance, quantitative strategies use machine learning models that employ algorithms for security selection, and these securities may only be held for a short period of time. For ballots received for securities held in these strategies, TCW may elect not to vote.

Additionally, TCW may receive ballots for strategies under the TCW Transform ETF platform for companies in jurisdictions where the availability of certain data would permit TCW to further assess company practices along certain themes, where these themes may be deemed material. Please see the Guidelines section below for further detail on those areas.

Proxy Committee

In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”). The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing and maintaining the Policy, overseeing the internal proxy voting process, and reviewing proxy voting proposals and issues that may not be covered by the Policy. The Proxy Committee has been working with TCW’s equity investment teams to evolve TCW’s engagement process, proxy voting philosophy, scope of coverage, and execution.

Proxy Voting Services

TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Policy (or, if applicable, according to guidelines submitted by TCW’s clients) by providing proxy research, an enhanced voting technology solution, and record keeping and reporting system(s). To supplement its own research and analysis in determining how best to vote a particular proxy proposal, TCW may utilize research, analysis or recommendations provided by the proxy voting service on a case-by-case basis. TCW does not as a policy follow the assessments or recommendations provided by the proxy voting service without its own determination and review. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help

FOR INTERNAL USE ONLY PPc6091 10/17/23 28

decide certain proxy votes. In those instances, the Proxy Committee shall review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests.

FOR INTERNAL USE ONLY PPc6091 10/17/23 29

Sub-Adviser

Where TCW has retained the services of a Sub-Adviser to provide day-to-day portfolio management for the portfolio, TCW may delegate proxy voting authority to the Sub-Adviser; provided that the Sub-Adviser either (1) follows TCW’s Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures (“Sub-Adviser’s Proxy Voting Policies and Procedures”) are in the best interests of TCW’s clients and appear to comply with governing regulations. TCW also shall be provided the opportunity to review a Sub- Adviser’s Proxy Voting Policy and Procedures as deemed necessary or appropriate by TCW.

Conflicts of Interest

In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, TCW will cast its votes according to the Policies or any applicable guidelines provided by TCW’s clients. In cases where a conflict of interest exists and there is no predetermined vote, the Proxy Committee will vote the proposals in a manner consistent with established conflict of interest procedures.

Proxy Voting Information and Recordkeeping

Upon request, TCW provides proxy voting records to its clients. TCW shall disclose the present policy as well as the results of its implementation (including the way TCW has voted) on its website in accordance with applicable law.

TCW or an Outside Service will keep records of the following items: (i) Proxy Voting Policies and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response; and (v) any documents prepared by TCW that were material to making a decision on how to vote, or that memorialized the basis for the decision. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least seven years from the end of the fiscal year during which the last entry was made on such record. For the most recent two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Policies for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.

For proxies of non-U.S. companies, although it is typically both difficult and costly to vote proxies, TCW will make every reasonable effort to vote such proxies.

Proxy Voting Guidelines

The following guidelines reflect TCW’s general position and practice on certain key issues, including sustainable issues. As stated previously, o preserve the ability of its portfolio managers and investment teams to make the best decisions in each case, the guidelines listed below are intended only to provide context on topical issues. The Policy is reviewed and updated as necessary, but at least annually, by the Proxy Committee.

FOR INTERNAL USE ONLY PPc6091 10/17/23 30

As a signatory to the United Nations Principles for Responsible Investment, TCW also recognizes that applying certain sustainable principles may better align investors with broader objectives of society. In making proxy voting decisions, one key consideration, among other themes discussed below, is the materiality of sustainable factors to a company’s business activity and relevance to shareholder value. TCW believes that sustainable factors can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).

Governance

Election of Directors

TCW believes boards that reflect a wide range of perspectives create shareholder value. The selection and screening process for identifying qualified candidates for a company’s board of directors requires the consideration of many critical factors, including relevant skills, talents and background experience, in addition to a diversity of candidates and corresponding diversity of the broader Board. We believe strongly that the diversity of skills, abilities, backgrounds, experiences and points of view can foster the development of a more creative, effective and dynamic Board, which, in turn, helps support shareholder value creation.

We may vote against the reelection of Nominating/Governance Committee chair if we believe the board is not meeting local market standards from a diversity perspective. In the case of local standards, we refer to quotas established by local governance codes, which exist in many European markets, and in some U.S. states. In other jurisdictions, we look for a least one female on the board as a minimum standard. As mentioned above, the TCW Transform ETF platform may receive and vote ballots from companies that are of significant size and scale that TCW, at its discretion, may further consider company practices along certain material themes, such as but not limited to additional diversity dimensions including racial and/or ethnic diversity, or employee representation on the governing board, among other topics.

Independence and Commitment

TCW will typically vote in support of proposals calling for improved independence of board members. To determine appropriate minimum levels of board independence, we tend to evaluate considering international best practices. We also believe that an independent chair is the preferred structure for board leadership, as this structure can help avoid inherent conflict of self-oversight and can help ensure robust debate and diversity of thought within the boardroom. Consequently, we will tend to support management proposals to separate the chair and CEO or establish a lead director.

TCW considers director attendance and commitment to board activities as important for shareholder value creation. We expect directors to attend a minimum number of board meetings. We may vote against directors who consistently fall below that minimum threshold. Additionally, we want to consider how extended a director is with respect to other Board activities and will take this factor into consideration in appropriate resolutions.

Compensation

TCW carefully reviews executive compensation, as we believe this is an important area in which the board’s priorities and effectiveness are revealed. We believe compensation should be closely aligned with company performance, with reference to compensation paid by the company’s peers, and compensation programs should be designed to promote sustainable shareholder returns while discouraging excessive risk taking. We believe strongly that executive compensation plans help establish the incentive structure that plays a role in strategy, decision-making and risk management for an organization. There is broad variety in compensation design and structure depending on the unique features of companies. We believe the most effective compensation

FOR INTERNAL USE ONLY PPc6091 10/17/23 31

plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.

FOR INTERNAL USE ONLY PPc6091 10/17/23 32

Ownership

TCW believes that a firm’s ownership structure should be transparent and provide for the alignment of shareholders’ interests. As such, we generally oppose multiple common stock share classes with unequal voting rights, but are supportive of capital structure changes such as share issuances which protect minority shareholders’ interests by limiting dilution. Likewise, we generally oppose anti-takeover positions such as supermajority provisions, poison pills, undue restrictions on the right to call special meetings, and any other provision that limits or eliminates minority shareholders’ rights. We are generally supportive of mergers and restructurings that we believe will be accretive to minority shareholders, but we may oppose those which appear unreasonable from a valuation prospective or entail a questionable strategic and/or financial rationale. Many of our proxy voting requests involve capital structure issues, such as issuance or repurchase of shares, issuance of debt, allocations, and employee stock option plans. In each of these cases, TCW generally votes in favor of management where appropriate, but only if the proposal does not conflict with our criteria for transparency and alignment with shareholders’ interests.

Other Corporate Matters

Other frequent proxy voting requests involve such matters as roles of executives, appointments of accountants and other professional advisors, amendments to corporate documents, and procedures for consent. In these and similar corporate matters, TCW will also generally vote in favor of management where appropriate, but again, only if the proposal does not conflict with our criteria for transparency and alignment with shareholders’ interests.

Environmental and Social Issues

As outlined in our Sustainable Investment Policy Statement, we understand that the incorporation of material sustainability factors into the investment research process – consistent with existing investment processes – helps achieve our goal to improve risk-adjusted returns over the long-term for our investors. In our view, evaluating those factors which have a financially material impact on a given investment is good risk management and consistent with our deep emphasis on credible bottom-up research. At TCW, ESG integration does not imply that these factors are the sole determinants of investment decisions. Instead, TCW’s investment teams assess a diverse range of both existing and emergent factors when making well-informed investment choices. However, in situations where we identify substantial ESG risks, particularly those related to governance, or when the spectrum of potential outcomes is exceptionally uncertain, we may not invest. By expanding the scope of information considered by our portfolio management teams, we aim to create a more comprehensive understanding of an investment, and ultimately improved risk-adjusted returns for our clients.

In the context of proxy voting, TCW will evaluate shareholder resolutions regarding environmental and social issues in the context of financial materiality of the issue to the company’s operations. We believe that all companies face risks associated with environmental and social factors. However, we recognize that these risks manifest themselves differently at each company as a result of their individual operations, workforce, structure and geography, among many other important factors. Accordingly, we place a significant emphasis on the financial implications of a company adopting, or indeed not adopting, any proposed shareholder resolution.

FOR INTERNAL USE ONLY PPc6091 10/17/23 33

Climate Change

As dedicated long-term investors, we recognize that climate change and efforts to respond to it portend substantial and far-reaching implications for the global economy and therefore capital allocation. Increasingly volatile weather patterns, shifting availability and access to water resources, and rising temperatures and sea levels, among other anticipated impacts, are challenging long held assumptions underpinning the way societies and the global economy function. Economic, technological, and behavioral efforts to transition away from a historically positive correlation between economic activity and carbon emissions represents one of the defining economic megatrends of the 21st Century. This global transition presents both risks and opportunities that will resonate across global financial markets and the broader economy. We consider it imperative to equip our investment teams with the necessary tools to comprehend the ramifications of climate-related risks inherent in their investments and allocate our client’s capital to capture the opportunities that may arise as a result.

The physical and transition risks associated with climate change hold significant implications for society, the economy, and politics, especially when viewed through medium- and long-term investment horizon. In our capacity as asset managers spanning diverse asset classes, we understand that these risks will manifest in distinct ways across various types of assets. For example, our due diligence when assessing a property requires different information and considerations compared to our evaluation of a country’s capacity to adapt to and mitigate climate risks. Similarly, evaluating a company entails a unique set of considerations, including how physical risks might impact its supply chain or distribution network, as well as how policies like carbon pricing may affect debt and equity parts of the capital structure differently. Recognizing these distinctions allows us to systematically address climate-related risks and opportunities within our investment portfolios.

TCW takes a holistic approach to climate change by examining it within the broader context of sustainability risks and its second-order transmission channels, rather than as an isolated concern. We recognize that climate change is intricately linked to other sustainability factors, including biodiversity, patterns of natural resource access and use, circularity, etc. and has wide ranging socio-economic implications as well as various other interconnected effects. We believe it is essential to evaluate and address these factors and themes in a coordinated manner, and we seek to do so through our proprietary research framework.

Given data scarcity, reporting on climate change adaptation serves as a vital tool in gaining valuable insights into the readiness of a company or a sovereign to confront the physical risks tied to a shifting climate. We continue to give prominence to this aspect in our engagement and active ownership endeavors across our portfolio holdings. This commitment stems from our belief that addressing these climate-related risks not only aligns with responsible stewardship, but also carries the potential for substantial value creation and risk mitigation and helps inform our views on the direction of flows of global capital and labor.

Climate-Related Lobbying

Increasingly, companies have begun providing additional disclosure concerning how they ensure corporate funds are spent in ways consistent with their stated climate policy. There is growing recognition by investors and companies that alignment between stated values on climate and lobbying activity is important. In general, TCW will support proposals requesting more information on a company’s climate-related lobbying.

FOR INTERNAL USE ONLY PPc6091 10/17/23 34

Corporate Culture, Human Capital and Diversity & Inclusion

We believe human capital management is an area of material importance for most companies. Maintaining a diverse and engaged workforce can help mitigate risks related to low worker productivity, employee turnover and lawsuits based on discrimination or harassment. Given the importance of this issue, we believe management should provide shareholders with adequate information to be able to assess the management of this important business aspect. This is only possible when there is a consistent and robust disclosure in place. We believe diversity among directors, leaders and employees can positively contribute to shareholder value by imbuing a company with a myriad of perspectives that help it to better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom.

We will also generally support shareholder proposals asking for improved workforce diversity disclosure, e.g., EEO-1 reporting and gender pay equity reporting.

Human Rights

While human rights across a company’s business operations and supply chains is part of our research process, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (i.e., highest possibility of supply-chain exposure), enhance our engagement points and potentially work with external data providers to gain insights on specific companies and industries. Consequently, we will generally support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business operations and supply chains, unless this disclosure is seen as duplicative of other efforts by the company.

Additional Information

A description of TCW’s policies and procedures relating to proxy voting and class actions may also be found in each of TCW’s adviser entity’s Part 2A of Form ADV., a copy of which is available to clients upon request to the Proxy Specialist.

FOR INTERNAL USE ONLY PPc6091 10/17/23 35

February 2022

NEUBERGER BERMAN

Governance and Proxy Voting Guidelines

NEUBERGER | BERMAN

ABOUT NEUBERGER BERMAN

Founded in 1939, Neuberger Berman is a private, 100% independent, employee-owned investment manager. From offices in 34 cities worldwide, the firm manages a range of strategies—including equity, fixed income, quantitative and multi-asset class, private equity and hedge funds—on behalf of institutions, advisors and individual investors globally. With more than 500 investment professionals and over 2,000 employees in total, Neuberger Berman has built a diverse team of individuals united in their commitment to delivering compelling investment results for our clients over the long term. That commitment includes active consideration of environmental, social and governance factors. Our culture has afforded us enviable retention rates among our senior investment staff and has earned us a citation from Pensions & Investments as a Best Place to Work in Money Management for six consecutive years.

JONATHAN BAILEY HEAD OF ESG INVESTING WWW.NB.COM/ESG

GOVERNANCE AND PROXY VOTING

OBJECTIVE

Neuberger Berman Group LLC (“Neuberger Berman Group” and collectively with its affiliates “Neuberger Berman” or the “firm”) believes that engagement is a dialogue between investors and companies focused on positively influencing corporate governance behaviors to drive long- term, sustainable returns. We have codified our approach in our Stewardship and Engagement Policy. One important way in which we exercise engagement is through voting proxies on behalf of our advisory clients for whom we have voting authority. We do this in order to fulfill our fiduciary responsibility to protect our clients’ best interests and as an important component of our approach to creating shareholder value.

The below statements serve as a guide to our voting approach and are representative of our general views on these matters. We reserve case-by-case judgment in all instances where we believe a different vote serves the economic best interests of our clients. Additionally, since corporate governance- related law, standards and best practices tend to differ between markets, we consider these local nuances when voting in a given market.

In addition, we recognize that some of our investments—including but not limited to those listed outside major stock exchanges, mutual funds, exchange-traded funds, closed-end funds and special purpose acquisition companies—do not operate in markets where it would be appropriate to apply the full breadth of our guidelines. In those instances we will vote based on our assessment of best practices that protect shareholder value.

RISK OVERSIGHT & BOARD RESPONSIBILITIES

We expect boards in both the ordinary course of business and during special sessions to review and plan for relevant and material risk factors for the long-term sustainability of the business. We recognize that companies have diverse stakeholders that present many perspectives; we expect that given its oversight responsibility, the board remains open-minded in its evaluation of these issues. We identify continuing education, board evaluations, succession planning, shareholder and stakeholder engagement, and the adoption of best practices as indicators of oversight quality.

We expect, at minimum, to see disclosure on the existence of an Enterprise Risk Management framework, the roles and responsibilities of key committees, and comprehensive descriptions of the background and skills of directors. We identify assumptions as key risks to the effective oversight of management by the board and believe these are best mitigated by active and diverse boards.

Neuberger Berman has a longstanding belief that material environmental, social and governance (ESG) factors are important drivers of long- term investment returns from both an opportunity and risk mitigation perspective. We believe the board should identify and appropriately address financially material risks to the company’s business fundamentals and to its long-term sustainable growth, including but not limited to environmental, social and governance (ESG) issues. Neuberger Berman may hold the chair of the governance committee accountable if the board does not maintain oversight of material ESG issues.

ELECTION OF DIRECTORS

Neuberger Berman believes a Board of Directors should be comprised primarily of qualified, independent, diverse directors with relevant experience. We believe having a board that is, at a minimum, majority, and preferably two-thirds, independent is a critical governance requirement. Neuberger Berman believes these factors, along with periodic board and committee refreshment, will facilitate driving a company’s performance, creating shareholder value while protecting and enhancing shareholders’ interests.

Generally, we support management nominees; however, there are instances when Neuberger Berman may withhold its votes from or vote against the management nominee(s), for example, when the firm believes a board or certain of its members have:

•	failed to act in the best economic interests of shareholders

•	failed to maintain independent audit, compensation and nominating committees

•	failed to attend at least 75% of a company’s board and committee meetings without a reasonable excuse

•	failed to adopt a material shareholder proposal that received the support of a majority of shareholders

•	failed to appoint an independent chair or a lead independent director or

1

•	adopted bylaw amendments that negatively affect shareholder rights without obtaining a shareholder vote

2

GOVERNANCE AND PROXY VOTING

We expect companies to have robust anti-corruption practices and may vote against members of the appropriate board committee where we find poor oversight of matters related to compliance with sanctions or interactions with foreign governments.

We evaluate the composition of the board to ensure shareholders are represented by individuals who are well positioned to assess and understand both traditional and abstract business risks, have a history of operating in complex environments, subscribe to the highest level of ethical standards and hold others to it, and are able to present themselves as a credible voice of not only shareholders, but also stakeholders such as clients, employees and communities, among others. We believe these qualities to be vital to the challenging, deliberative discourse that we expect boards of our portfolio companies to possess.

As we scrutinize the director nominees, we ask that companies provide expanded context for the specific skills or areas of focus for individual directors. These should include experiences that required risk expertise or strategy oversight that aligns with the needs of the company at present. While we do not support the notion of a one-issue director, we ask that companies identify who is well positioned to lead on top strategy, risk and ESG areas for the company. While long tenure or age should not necessarily discount the contribution of any one director, we will evaluate these traits as they relate to the overall composition of the board, including appropriate refreshment. Where the composition of the board does not satisfy our assessment of the needs at the company, we may hold the longest-tenured directors or the chair of the nominating and governance committee accountable to signal a need for appropriate director succession planning to be implemented.

Instances of interlocking directorships (CEOs serving on each other’s boards) and problematic related party transactions may pose conflicts of interest and may lead us to vote against the director. Because of the significance of financial reporting and disclosure, Neuberger Berman believes that a CFO should report to the Board and not be a member. We usually will vote against a director who is the CFO of the subject company. We will closely scrutinize board representation awarded to third parties and investors with board influence that is not proportional to economic interest. These instances, along with contested elections and other special situations, will be evaluated by Neuberger Berman on a case-by-case basis.

We believe it is of great importance and will facilitate transparency if the members of the audit, compensation and nominating and governance committees are independent. We likely will withhold or vote against a director who sits on a key committee of the board and is an affiliate or an insider. Neuberger Berman expects each member of the audit committee to have the applicable expertise to carry out his or her responsibilities in an effective and diligent manner. Should a company be required to restate its financials, Neuberger Berman will closely evaluate audit committee members sitting at the time the issues arose. If a director has served on a board of at least one company with a record of poor performance, inadequate risk oversight, accounting-related issues or other indicators of actions that appeared to be against the interest of shareholders, we may vote against that director. We typically reexamine our determinations by considering: the length of time passed since the incident that caused the concern, shareholder support for the director, the director’s role (e.g. member of the audit committee when accounting issues arose).

Additionally, overboarding is a concern for Neuberger Berman, and we generally believe a public company executive should only sit on an aggregate of two public company boards and a director who is not a public company executive should serve on no more than four public company boards. If we withhold votes for a director who is a public company executive, typically we will not withhold the vote from the director at the company on which he or she serves as an executive. Neuberger Berman considers if a director serves on a SPAC board or an investment company when evaluating director board commitments given the different time commitment requirements these board typically require.

We believe there has been ample time for boards to take up and address issues of gender representation. If the board has not included a female director in the last 12 months or if there are no clearly articulated plans to include a qualified female nominee, we will vote against the chair of the nominating committee. Starting in 2023, Neuberger Berman may hold the chair of the nominating committee accountable if the board is not at least 30% female.

Neuberger Berman expects companies to disclose board racial and ethnic diversity at the aggregate level. Neuberger Berman may hold the chair of the nominating committee accountable if the board fails to disclose board composition, and may take voting action if the board lacks racial or ethnic diversity.

3

GOVERNANCE AND PROXY VOTING

Further, we may hold companies to higher standards of board diversity where market or listing requirements are more stringent. Neuberger Berman usually supports governance shareholder proposals to:

•	declassify a board

•	eliminate cumulative voting

•	elect directors by a majority of votes cast in uncontested elections

•

separate the positions of Chairman and CEO; appoint a lead independent director. We recognize that there are instances in which it may be appropriate to combine the CEO and Chair roles, including a current strong lead independent director, strong performance and governance provisions

Recognizing the importance of attracting and retaining qualified directors, we are supportive of strong indemnification provisions, so long as such proposals provide for the duty of care.

CAPITAL DEPLOYMENT FOR LONG-TERM VALUE CREATION

Our voting on capital issues is informed by our philosophy that companies should allocate capital to maximize long-term risk-adjusted shareholder value. We believe they should effect an economic returns-based capital allocation system; maintain efficient corporate capital structures that minimize the risk-adjusted cost of capital; avoid excessive leverage or excessive cash buildup; regularly return excess capital to shareholders, and explore divestitures/spin-offs of non-core assets and business units for which divestiture will enhance shareholder value. Additionally, boards should provide transparent information on the oversight of capital deployment choices, including identifying the appropriate responsible committee, and be able to discuss their methodology.

We expect large mergers, acquisitions, reorganizations or similar actions to be subject to a shareholder vote. Neuberger Berman often supports value-driven M&A strategies, but will evaluate all proposals on this matter on a case-by-case basis.

EXECUTIVE COMPENSATION

We expect each company to design compensation policies that are appropriate to its situation and that will attract and retain skilled executives who will be incentivized to increase their company’s long-term shareholder value. We expect compensation committees to design, adopt and clearly articulate a strong link between executive compensation and performance.

In our evaluation of compensation plans, we seek to understand how the metrics selected are related to the medium- to long-term business strategy articulated by executives. Performance incentives should be tied to challenging targets with disclosure around target-setting in relation to prior high-water marks. We expect boards to be able to discuss the potential long-term impacts of the chosen metrics, such as their impact on investments in R&D and human capital, or the ability to effectively deploy capital in the future. We additionally expect a robust discussion on the selection of the appropriate peer set, and how individual companies in that set are relevant to both the business and the compensation of the executives themselves.

Performance periods should be sufficiently long to ensure executives do not manage to too short of a time horizon, with at least a three-year performance period appropriate for most long-term incentive plan metrics. We do not believe long-term incentive plans (LTIPs) should have annual components, whether vesting or awards, and will additionally scrutinize plans that annually reload awards to create outcomes that become disengaged from the returns seen by shareholders.

We are particularly sensitive to outsized awards as a result of committee discretion, where absolute returns were negative, use of metrics susceptible to ‘gaming’, and/or where a payout previously occurred for the attainment of the same metric. We also closely scrutinize the quantum and timing of the disposition of shares by Named Executive Officers in the context of any repurchase activity at the company. Neuberger Berman believes it is imperative for management and the board to maintain a significant equity ownership in the Company to

4

GOVERNANCE AND PROXY VOTING

ensure alignment with shareholders’ interests. As we expect incentive compensation to relate directly to the creation of long-term value for shareholders, we generally expect extended vesting of equity awards, bonus and equity plans to provide for clawbacks, equity compensation plans that do not permit repricing or reloading, and “golden parachute” proposals that encourage management to negotiate transactions in shareholders’ best interest. We also believe that advisory votes on executive compensation should be held on an annual basis.

Due to the diverse requirements of companies in which we invest, Neuberger Berman typically determines whether to support an executive compensation proposal after a case-by-case assessment, considering among other things, industry, size, performance, financial condition and historic pay practices. Where we identify insufficient alignment with the interests of our clients or insufficient disclosure to perform an analysis, we will vote against the compensation plan.

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We generally support the adoption of equity-based compensation plans because they often facilitate the alignment of management’s interests with shareholders. However, we do consider the cost of a plan and its qualitative metrics. The expense of any equity plan is considered in conjunction with a company’s operating metrics to determine whether the cost is excessive. We also consider certain qualitative metrics of the plan, including awards’ performance metrics and targets, whether the plan provides for repricing. We likely will vote against plans that are excessively dilutive, costly and provide for repricing, or allow increases in shares available under the plan without shareholder approval.

OPTION EXCHANGES, REPRICING, BACKDATING

We typically are opposed to repricing plans, exchange programs and plans with evergreen provisions. We expect to vote against plans with repricing and exchange provisions; however, there may circumstances in which a repricing provision or exchange provision is approved, such as a steep decline, not just in a company’s value, but also the industry or macroeconomic environment. The repricing plan or exchange program may help the company retain employees in a precarious environment. We find backdating options and related actions unacceptable and will not support them.

DIRECTOR COMPENSATION PLANS

Neuberger Berman believes nonemployee directors should receive appropriate compensation that may consist of cash and equity. We recognize that compensating directors with equity awards facilitates the directors’ alignment with shareholders, for which we are wholly supportive. The equity awards for directors should only reflect compensation, not be performance-based, so that directors do not engage in risk-taking.

EMPLOYEE STOCK PURCHASE PLANS

Employee Stock Purchase Plans (ESPP) provide employees with ownership in the company, which strengthens the alignment with shareholders. We view these plans as being beneficial to companies and their shareholders because they typically are available to a broad employee group and the annual purchases are limited by statute. Neuberger Berman expects to support most ESPPs unless the employee base to whom the plan is offered is unduly limited (e.g., only to senior executives).

SHAREHOLDER RIGHTS

Neuberger Berman generally supports significant shareholder representation and the protection of minority rights. As such, it generally supports shareholder or management proposals regarding proxy access, although each instance is examined on a case-by-case basis, considering factors such as company size, existing or management-proposed proxy access provisions, board independence, diversity, experience, tenure, requested ownership percentage and holding requirement, among other things. We also generally support the right of shareholders to call a special meeting and—where the right does not exist—to act by written consent. We generally believe a special meeting threshold in the range of 20 – 25% is appropriate at most companies, where other circumstances such as a large single-shareholder would not lead to a potential for misuse.

5

GOVERNANCE AND PROXY VOTING

It is our view that in most matters presented for shareholder approval, a majority vote is appropriate. Therefore we typically support proposals to eliminate supermajority provisions. The firm usually is opposed to cumulative voting; however, there may be certain instances when we will support a cumulative voting proposal. For example companies with tiered voting classes and those controlled by a significant shareholder may lend themselves to the adoption of cumulative voting. Neuberger Berman generally supports stewardship and corporate governance codes, as well as other efforts to codify best practices. Where we find issues at odds with the practices of our portfolio companies, we will seek to use these frameworks to engage in constructive dialogue on the subject.

Neuberger Berman generally believes in the alignment of voting rights with economic interest (i.e. one vote, one share). We may, where appropriate, support proposals to equalize the voting rights of shareholders, including the elimination of special voting share classes and the establishment of single-class voting structures. Each instance is reviewed on a case-by-case basis and is rooted in an economic assessment of the costs and opportunities for shareholders.

We recognize that, on occasion, companies may choose to reincorporate their domicile. We analyze these changes closely and are generally supportive of these efforts where they are in the economic interest of our clients, with reduced legal costs, streamlined judicial process, proximity to corporate headquarters, or improved governance provisions serving as common positive dimensions of such measures. We believe the designation of Delaware (or its state of incorporation) as a company’s exclusive forum for certain governance-related litigation is appropriate provided it is done in the spirit of permitting a more efficient resolution of such matters for both the plaintiff and the company, and does not contain onerous provisions like mandatory arbitration.

On the subject of the venue and format of shareholder meetings, we believe it should strike a balance between providing access and transparency while taking advantage of new technology and cost efficiencies. As such we typically will not vote against directors for the approval of a virtual meeting format, but continue to recognize that such a shift should facilitate, not abridge, shareholder access.

ANTI-TAKEOVER PROVISIONS & SHAREHOLDER RIGHTS PLANS (“POISON PILLS”)

Neuberger Berman generally does not support the adoption of anti-takeover provisions, including shareholder rights plans. In cases of unilateral adoption by the board, we will evaluate these proposals on a case-by-case basis in order to determine whether the action was in the best interest of shareholders and appropriately proportional to the circumstances. If we deem the action to be adverse to shareholder interests, we will generally vote against members of the governance committee and the chairman/lead independent director. Where the plan itself is subject to a vote, we will additionally evaluate whether there are tax-related benefits (net-operating-loss pills), the protection of which may be in the economic interest of our clients.

ENVIRONMENTAL ISSUES

Neuberger Berman believes that all companies must be able to identify key financially material environmental risks to their business. We will generally support shareholder proposals asking for increased disclosure where our assessment finds that existing materials are significantly lagging behind the disclosure of peers and recognized disclosure frameworks necessary for investors to assess these risks. Neuberger Berman is broadly supportive of the work of the Task Force on Climate-related Financial Disclosures (TCFD) and the International Sustainability Standards Board (ISSB), which includes the Sustainability Accounting Standards Board (SASB). We also support the work of the Transition Pathways Initiative and encourage boards to reference and utilize its Management Quality score as a resource to strengthen its own practices and management of climate issues. Companies can look to those frameworks as a reference of leading best practices.

Specific to climate-related risk, Neuberger Berman expects companies to:

•	Establish board oversight of climate risk

•	Disclose key climate-related metrics such as Scope 1 and 2 greenhouse gas (GHG) emissions and material Scope 3 GHG emissions

•	Establish GHG emissions reduction targets certified by a credible third party such as the Science Based Targets Initiative

•	Produce reporting in alignment with the recommendations of the TCFD

6

We expect directors to be familiar with these recommendations and be able to discuss how they relate to the risk assessment for their business. Neuberger Berman may hold the chair of the board or lead independent director accountable if we determine a company is not adequately managing climate-related risks.

While our primary analysis focuses on material topics, we recognize that due to changes such as rising supply chain complexity, shifting consumer trends and regulatory changes, among many others, companies should continue to be aware of salient issues that may become more important over time.

SOCIAL ISSUES

We believe that companies have a variety of stakeholders and encourage engagement with those parties that may positively or negatively impact the stability, performance and sustainability of the business. While we believe that regulators and legislators are best positioned to address market-level social concerns, we recognize the value of leadership in those areas that improve the company’s reputation and its ability to be seen as a responsible participant in the broad economy and the communities in which it operates. Where we identify issues that we believe can significantly harm the value of our clients’ investments, we will pursue a course of action, including engagement, or the support of a shareholder proposal, among others, that most constructively mitigates these risks.

Given the potential reputational impact of the use of company funds in relation to trade associations and political processes, Neuberger Berman will generally support shareholder proposals asking for disclosure and/or reports on this issue. In our detailed evaluation of the proposals, we find the Center for Public Accountability Zicklin Index (CPA-Zicklin) to be an informative guidepost for assessing appropriate disclosure in relation to both the market and industry peers.*

Neuberger Berman believes topics related to human capital are among the most significant risks and opportunities for companies. We expect boards to disclose and be able to discuss efforts to make the companies inclusive, attractive and high-retention environments. We identify this as a vital component in attracting and retaining talent for the long-term sustainable success of the companies we invest in. Neuberger Berman expects U.S.-based companies to disclose their EEO-1 data annually and expect data for multiple years to be publicly available. We will typically support related resolutions at companies whose workforce disclosure falls short relative to peers. Neuberger Berman supports inclusive and diverse working environments, and will generally support shareholder proposals seeking to establish comprehensive equal opportunity and anti-discrimination provisions. Neuberger Berman also generally supports efforts to study and report on any discrepancies in compensation based on gender.

*  Neuberger Berman does not maintain a formal relationship with the Center for Public Accountability. Lawrence Zicklin is a former employee of Neuberger Berman and served as the Non-Executive Chairman of the Board from 1999 to 2003. He rejoined the Board in 2009 and continues to serve as an independent director.

Neuberger Berman 1290 Avenue of the Americas New York, NY 10104-0001

U0089 3/22 ©2022 Neuberger Berman BD LLC. All rights reserved.	www.nb.com

Proxy Voting Policies and Procedures

February 2023

I.	Introduction and General Principles

A.

Certain subsidiaries of Neuberger Berman Group LLC (“NB”) have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients and exercise such responsibility according to these policies and procedures.

B.

NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C.

NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940, fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations, the UK Stewardship Code, the Japan Stewardship Code and other applicable laws and regulations.

D.

In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

E.

In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB’s proxy votes for other client accounts.

F.

NB will seek to vote all shares under its authority so long as that action is not in conflict with client instructions. There may be circumstances under which NB may abstain from voting a client proxy, such as when NB believes voting would not be in clients’ best interests (e.g., not voting in countries with share blocking or meetings in which voting would entail additional costs). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the clients and, in the case of an ERISA client and other accounts and clients subject to similar local laws, a plan’s participants and beneficiaries. NB’s decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client’s investment and whether this expected effect would outweigh the cost of voting.

II.	Responsibility and Oversight

A.	NB has designated a Governance & Proxy Committee (“Proxy Committee”) with the responsibility for:

(i)	developing, authorizing, implementing and updating NB’s policies and procedures;

(ii)	administering and overseeing the governance and proxy voting processes; and

(iii)	engaging and overseeing any third-party vendors as voting delegates to review, monitor and/or vote proxies.

NB, at the recommendation of the Proxy Committee, has retained Glass, Lewis & Co., LLC (“Glass Lewis”) as its voting delegate.

B.	The Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

Proxy Voting Policies and Procedures

C.

The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer (Equities), the Director of Global Equity Research, the Head of ESG Investing, and certain portfolio managers. A senior member of the Legal and Compliance Department will advise the Proxy Committee and may vote as a full member of the Committee if a vote is needed to establish a quorum or in the event that a vote is needed to break a tie. The Director of Investment Stewardship serves in an advisory role to the Proxy Committee but may also vote as a full member of the Committee if a vote is needed to establish a quorum or in the event that a vote is needed to break a tie.

D.

In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the remaining members of the Proxy Committee shall constitute an ad hoc independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III.	Proxy Voting Guidelines

A.

The Proxy Committee developed the Governance and Proxy Voting Guidelines (“Voting Guidelines”) based on our Governance and Engagement Principles. These Guidelines are updated as appropriate and generally at least on an annual basis. With input from certain of our investment professionals, the modifications are intended to reflect emerging corporate governance issues and themes. The Proxy Committee recognizes that in certain circumstances it may be in the interests of our clients to deviate from our Voting Guidelines.

B.

Our views regarding corporate governance and engagement, and the related stewardship actions, are informed by our ESG Investing group, in consultation with professionals in the Legal & Compliance and Global Equity Research groups, among others. These insightful, experienced and dedicated groups enable us to think strategically about engagement and stewardship priorities.

C.

We believe NB’s Voting Guidelines generally represent the voting positions most likely to support our clients’ best economic interests across a range of sectors and contexts. These guidelines are not intended to constrain our consideration of the specific issues facing a particular company on a particular vote, and so there will be times when we deviate from the Voting Guidelines.

D.

In the event that a portfolio manager or other investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies other than as provided in NB’s Voting Guidelines, the portfolio manager or other investment professional will submit in writing to the Proxy Committee the basis for his or her recommendation. The Proxy Committee will review this recommendation in the context of the specific circumstances of the proxy vote being considered and with the intention of voting in the best interest of our clients.

IV.	Proxy Voting Procedures

A.

NB will vote client proxies in accordance with a client’s specific request even if it is in a manner inconsistent with NB’s proxy votes for other client accounts. Such specific requests should be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

B.	NB has engaged Glass Lewis as its advisor and voting agent to:

(i)	provide research on proxy matters;

(ii)	in a timely manner, notify NB of and provide additional solicitation materials made available reasonably in advance of a vote deadline;

(iii)	vote proxies in accordance with NB’s Voting Guidelines or as otherwise instructed and submit such proxies in a timely manner;

(iv)	handle other administrative functions of proxy voting;

Proxy Voting Policies and Procedures

(v)	maintain records of proxy statements and additional solicitation materials received in connection with proxy votes and provide copies of such proxy statements promptly upon request; and

(vi)	maintain records of votes cast.

C.

Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to Glass Lewis.

D.	NB retains final authority and fiduciary responsibility for proxy voting.

V.	Conflicts of Interest

A.

Glass Lewis will vote proxies in accordance with the Voting Guidelines described in Section III or, in instances where a material conflict has been determined to exist, as Glass Lewis recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise in conjunction with proxy voting decisions. Potential conflicts considered by the Proxy Committee when it is determining whether to deviate from NB’s Voting Guidelines include, among others: a material client relationship with the corporate issuer being considered; personal or business relationships between the portfolio managers and an executive officer; director, or director nominee of the issuer; joint business ventures; or a direct transactional relationship between the issuer and senior executives of NB.

B.

In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the Voting Guidelines described in Section III, such NB Investment Professional will contact a member of the Legal & Compliance Department advising the Proxy Committee and complete and sign a questionnaire in the form adopted from time to time. Such questionnaires will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship, or other matters that may raise a potential material conflict of interest with respect to the voting of the proxy. The Proxy Committee will meet with the NB Investment Professional to review the completed questionnaire and consider such other matters as it deems appropriate to determine that there is no material conflict of interest with respect to the voting of the proxy in the requested manner. The Proxy Committee shall document its consideration of such other matters. In the event that the Proxy Committee determines that such vote will not present a material conflict, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to the client or clients. In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional would not be appropriate, the Proxy Committee will:

(i)	take no further action, in which case the Committee shall vote such proxy in accordance with the Voting Guidelines;

(ii)	disclose such conflict to the client or clients and obtain written direction from the client with respect to voting the proxy;

(iii)	suggest that the client or clients engage another party to determine how to vote the proxy; or

(iv)	engage another independent third party to determine how to vote the proxy.

A record of the Proxy Committee’s determinations shall be prepared and maintained in accordance with applicable policies.

C.

In the event that the Voting Guidelines described in Section III do not address how a proxy should be voted the Proxy Committee will make a determination as to how the proxy should be voted. The Proxy Committee will consider such matters as it deems appropriate to determine how such proxy should be voted, including whether there is a material conflict of interest with respect to the voting of the proxy in accordance with its decision. The Proxy Committee shall document its consideration of such matters, and an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to such client or clients.

D.	Material conflicts cannot be resolved by simply abstaining from voting.

Proxy Voting Policies and Procedures

VI.	Recordkeeping

NB will maintain records relating to the implementation of the Voting Guidelines and these procedures, including:

(i)	a copy of the Voting Guidelines and these procedures, which shall be made available to clients upon request;

(ii)	proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or Glass Lewis);

(iii)	a record of each vote cast (which Glass Lewis maintains on NB’s behalf);

(iv)	a copy of each questionnaire completed by any NB Investment Professional under Section V above; and

(v)	any other document created by NB that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision.

Such proxy voting books and records shall be maintained in an easily accessible place, which may include electronic means, for a period of five years, the first two by the Legal & Compliance Department. Material conflicts cannot be resolved by simply abstaining from voting.

VII.	Engagement and Monitoring

Consistent with the firm’s active management strategies, NB portfolio managers and members of the Global Equity Research team continuously monitor material investment factors at portfolio companies. NB professionals remain informed of trends and best practices related to the effective fiduciary administration of proxy voting. NB will make revisions to its Voting Guidelines and related procedures document when it determines it is appropriate or when we observe the opportunity to materially improve outcomes for our clients. Additionally, we will regularly undertake a review of selected voting and engagement cases to better learn how to improve the monitoring of our portfolio companies and the effectiveness of our stewardship activities.

VIII.	Securities Lending

Some NB products or client accounts where NB has authority and responsibility to vote the proxies may participate in a securities lending program administered by NB. Where a security is currently on loan ahead of a shareholder meeting, NB will generally attempt to terminate the loan in time to vote those shares. Where a security that is potentially subject to being loaned is eligible to be voted in a stockholder meeting a portfolio manager may restrict the security from lending. NB maintains the list of securities restricted from lending and receives daily updates on upcoming proxy events from the custodian.

IX.	Disclosure

Neuberger Berman will publicly disclose all voting records of its co-mingled funds (Undertakings for Collective Investment in Transferable Securities [UCITS] and mutual funds), which can be found at [https://www.nb.com/en/us/esg/nb-votes — Neuberger Berman cannot publicly disclose vote level records for separate accounts without express permission of the client. Neuberger Berman will publicly disclose aggregate reporting on at least an annual basis for all votes cast across co- mingled and separate accounts. Neuberger Berman welcomes the opportunity to discuss the rationale for a given vote with investee companies as part of our ongoing engagement activities. Neuberger Berman may also choose to provide broad explanations for certain voting positions on important or topical issues in advance of the vote. Additionally, our proxy voting guidelines can be found on our website: https://www.nb.com/en/us/esg/nb-votes.

Proxy Voting Policies and Procedures

Proxy Committee Membership as of January 2023:

Joseph Amato, President and Chief Investment Officer (Equities)

Jonathan Bailey, Head of ESG Investing

Elias Cohen, Portfolio Manager

Timothy Creedon, Director of Global Equity Research

Richard Glasebrook, Portfolio Manager

Brett Reiner, Portfolio Manager

Amit Solomon, Portfolio Manager

Corey Issing*, Legal and Compliance

Caitlin McSherry*, Director of Investment Stewardship

*

Corey Issing and Caitlin McSherry serve in advisory roles to the Committee. They are ex officio members of the Committee. They will only vote as full members of the Committee if their votes are needed to establish a quorum or in the event that a vote is needed to break a tie vote.

Neuberger Berman 1290 Avenue of the Americas New York, NY 10104-0001

3/23 ©2023 Neuberger Berman Group LLC. All rights reserved.	www.nb.com

NUANCE INVESTMENTS, LLC

PROXY VOTING

POLICY

It is the Firm’s policy, where it has accepted responsibility to vote proxies on behalf a particular client, to vote such proxies in the best interest of its clients and ensure that the vote is not the product of an actual or potential conflict of interest. For client’s that are subject to ERISA, it is the Firm’s policy to follow the provisions of any ERISA plan’s investment policy statement or other documentation that might be provided in the voting of plan securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

RESPONSIBILITY

Where the Firm has accepted responsibility to vote proxies on behalf a particular client, the Executive Committee is responsible for ensuring that proxies are voted in a manner consistent with the proxy voting guidelines adopted by the Firm (the “Proxy Voting Guidelines”) and the Firm’s policies and procedures.

PROCEDURES

The Firm will vote client proxies where a client requests and the Firm accepts such responsibility, or in the case of an employee benefit plan, as defined by ERISA, where such responsibility has been properly delegated to, and assumed by, the Firm. In such circumstances the Firm will only cast proxy votes in a manner consistent with the best interest of its clients or, to the extent applicable, their beneficiaries. The Firm shall, in its Form ADV, generally disclose to clients information about these policies and procedures and how clients may obtain information on how the Firm voted their proxies when applicable.

It is generally the responsibility of the custodian appointed by the client, or the program sponsor in the case of the SMA/UMA Accounts, to ensure ballots are generated sufficiently in advance of the relevant meeting to allow adequate time for the processing of both paper and electronic ballots to be delivered to Nuance’s proxy voting vendor, ISS. Certain custodians provide Nuance with notice of eligible proxy ballots in the aggregate, rather than on the underlying account-level. In the case of aggregated ballots, Nuance is not afforded underlying account-level transparency. Nuance undertakes reasonable efforts to reconcile aggregated ballots to the account level but in instances where that is not possible, Nuance’s policy is to vote such ballots in accordance with its policy. At any time, a client may contact the Firm to request information about its proxy voting policies. It is generally the Firm’s policy not to disclose its proxy voting records to unaffiliated third parties or special interest groups.

The Firm’s Trading & Portfolio Operations Department will be responsible for monitoring corporate actions and ensuring that proxies are submitted in a timely manner. The Firm may delegate the responsibility to vote client proxies to one or more persons (such person(s) are hereafter referred to as “Responsible Voting Parties”) consistent with the Proxy Voting Guidelines. Specifically, when the Firm receives proxy proposals where the Proxy Voting Guidelines outline its general position as voting either “for” or “against,” the proxy will be voted by one of the Responsible Voting Parties in accordance with the Firm’s Proxy Voting Guidelines. When the Firm receives proxy proposals where the Proxy Voting Guidelines do not include a recommendation or otherwise outline a general position as voting on a case-by-case basis, the proxy will be forwarded to the Portfolio Management team, which will review the proposal and either vote the proxy or instruct one of the Responsible Voting Parties on how to vote the proxy.

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Parties may vote a proxy contrary to the Proxy Voting Guidelines if is the Firm has determined that such action is in the best interest of the Firm’s clients. In the exercise of such discretion, the Responsible Voting Parties along with other relevant Firm personnel, may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and the company involved. Similarly, poor past performance, uncertainties about management and future directions and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should be voted in accordance with such conclusions. In addition, the proposals should be evaluated in context. Special circumstances or instructions from clients may also justify casting different votes for different clients with respect to the same proxy vote.

The Responsible Voting Parties will document the rationale for all proxies voted contrary to the Proxy Voting Guidelines. Such information will be maintained as part of the Firm’s recordkeeping process. In performing its responsibilities, the Firm may consider information from one or more sources including, but not limited to, management of the company presenting the proposal, shareholder groups, legal counsel and independent proxy research services. In all cases, however, the ultimate decisions on how to vote proxies is made by the Responsible Voting Parties. The Responsible Voting Parties may consult with various members of the Firm’s staff including the Portfolio Management team or the Compliance & Risk Committee.

ERISA Plans

Plans managed by the Firm governed by ERISA shall be administered consistent with the terms of the plan’s investment policy statement or other documentation that might be provided and applicable provisions of ERISA. In cases where the Firm has been delegated sole proxy voting discretion, these policies and procedures will be followed subject to the fiduciary responsibility standards of ERISA. These standards require fiduciaries to act prudently and to discharge their duties solely in the interest of participants and beneficiaries. The Department of Labor has indicated that voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted. Specifically, and pursuant to Rule 404a-1, the

Firm will ensure that its voting policies applicable to authority exercised on behalf of ERISA plans follow the six-part principles test to:

•	Act solely in accordance with the economic interests of the plan and its participants;

•	Consider any costs involved;

•	Not subordinate the financial interests of plan participants to any non-pecuniary objectives or promote non-pecuniary benefits or goals unrelated to plan participants’ financial interests;

•	Evaluate material facts that form the basis for any particular proxy vote or other exercise of shareholder rights;

•	Maintain records on proxy voting activities and other exercises of shareholder rights; and

•

Exercise prudence and diligence in the selection and monitoring of persons (if any) selected to advise or assist with proxy votes (such as providing research and analysis, recommendations regarding proxy votes or other administrative, recordkeeping and reporting services).

The Firm will ensure that its policies and its review process include an analysis to ensure that it has not considered environmental, social, corporate governance or similar considerations (ESG) in a way that would subordinate pecuniary factors when exercising its voting authority.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received.

Retention and Oversight of Proxy Advisory Firms

The Firm has retained Institutional Shareholder Service (“ISS”), an independent adviser that specializes in providing a variety of fiduciary-level proxy services to financial service firms. The services provided include substantive, in-depth research, global and domestic issuer analysis, vote and issue recommendations, record retention, reconciliation, and ballot processing. To assist Nuance in facilitating proxy voting, ISS provides company level reports that summarize key data elements contained within an issuers proxy statement and an analysis on vote measures. While Nuance votes all proxies based on its own policies in the best interests of its clients, the Firm primarily relies on the ISS recommendations. ISS provides vote execution, reporting and recordkeeping services in addition to vote research.

Nuance monitors its vendor communications to take into account additional information (i.e., subsequent notices or filings) and conducts an additional analysis if the Firm determines that information could impact the outcome of the Firm’s vote determination.

As part of Nuance’s ongoing oversight of vendors, periodic due diligence is performed on ISS to ensure policies regarding vote recommendation methodologies are understood, to make a reasonable inquiry that conflicts of interest are known and disclosed, and to ensure that we can form a reasonable belief that the proxy advisory firm has the capacity and competency to analyze the matters upon which it offers recommendations to Nuance. The Compliance Department along with the Responsible Voting Parties will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines.

Conflicts of Interest

The Firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Firm, along with any affiliates and/or employees, may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

If the Responsible Voting Parties become aware of any potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Compliance & Risk Committee. Conflicts of interest will be handled in various ways depending on their type and materiality of the conflict. The Firm will take the below steps to ensure that its proxy voting decisions are made in the best interest of its clients and are not the product of such conflict.

•	Where the Proxy Voting Guidelines outline the Firm’s voting position, as either “for” or “against” such proxy proposal, voting will be in accordance with the its Proxy Voting Guidelines.

•

Where the Proxy Voting Guidelines outline the Firm’s voting position to be determined on a “case-by-case” basis for such proxy proposal, or such proposal is not contemplated in the Proxy Voting Guidelines, then one of the two following methods will be selected by the Committee depending upon the facts and circumstances of each situation and the requirements of applicable law:

•	vote the proxy in accordance with the voting recommendation of a non-affiliated third party vendor; or

•	provide the client with sufficient information regarding the proxy proposal and obtain the client’s consent or direction before voting.

Review of Third Party Research Service Conflicts of Interest

We consider the research of ISS, so the Responsible Vote Parties take reasonable steps to verify that ISS is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; (ii) can offer research in an impartial manner and in the best interests of our clients; and (iii) what conflicts ISS has disclosed to us.

Mutual Fund

The Firm acts as an investment adviser to the Nuance Concentrated Value Fund, the Nuance Mid Cap Value Fund and the Nuance Concentrated Value Long-Short Fund custodied at US Bank N.A. US Bank will prepare and file Form N-PX in accordance with Nuance’s proxy votes, as tracked by ISS. All proxies will be voted in accordance with any applicable investment restrictions of the Fund and, to the extent applicable, any resolutions or other instructions approved by an authorized person of the fund. The Firm has oversight responsibility of the proper voting of proxies and the accuracy of the Form N-PX filing. The Compliance Department shall work with the Fund team to ensure accurate and timely filings are made.

Special Circumstances

The Firm may choose not to vote proxies in certain situations or for certain accounts, such as: (i) where a client has informed the Firm that they wish to retain the right to vote the proxy; (ii) where the Firm deems the cost of voting the proxy would exceed any anticipated benefit to the client; (iii) where a proxy is received for a client that has terminated the Firm’s services; (iv) where a proxy is received for a security that the Firm no longer manages (i.e., the Firm had previously sold the entire position); and/or (v) where the exercise of voting rights could restrict the ability of an account’s Portfolio Managers to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

In addition, certain accounts over which the Firm has proxy-voting discretion may participate in securities lending programs administered by the custodian or a third party. Because the title to loaned securities passes to the borrower, the Firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the Firm has investment discretion, however, the Firm shall reserve the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

PROXY VOTING GUIDELINES

In accordance with Rules 30b1-4 (new) & 206(4)-6 (new) & 204-2 (amended) of the Investment Adviser Act of 1940, Nuance Investments, LLC (“NUANCE”) is providing all clients with a summary of its proxy voting procedures.

•

Upon opening an account with Nuance, clients are given the option to delegate proxy-voting discretion to Nuance by completing the appropriate documents. Nuance will only exercise proxy-voting discretion over client shares in the instances where clients give Nuance discretionary authority to vote on their behalf. Clients retain the responsibility to inform the custodian of their account of their intention to delegate proxy voting discretion to Nuance.

•

It is Nuance’s policy to vote client shares based on its proxy voting policy after consideration of the ISS recommendations. Our policy includes a review of potential conflicts that exist relative to voting decisions and that may impact our clients. If we identify a conflict of interest that exists between us and our client, our policy is to review each conflict on a case-by-case basis. ISS and Nuance retain a record of all recommendations.

•

ISS is a neutral third party that issues recommendations based upon its own internal guidelines and outlines them in its “ISS United States Proxy Voting Guidelines – Benchmark Policy Recommendations” document available at: https://www.issgovernance.com/file/policy/active/americas/US-Voting-Guidelines.pdf. To the extent Nuance uses automated or pre-population of votes, the Firm will monitor communications, taking into account additional information (i.e., subsequent notices or filings) to determine if such information could impact the outcome of the Firm’s vote determination when such determination is based on an ISS recommendation.

•

Nuance may vote client shares inconsistent with ISS recommendations if Nuance believes, based on its internal review, that it is in the best interest of its clients. In such a case, Nuance will have on file written documentation detailing why they believe ISS’s recommendation was not in the client’s best interest.

•	Nuance votes client shares via ISS, an electronic voting platform provided by Broadridge Financial Solutions, Inc. Additionally, ISS retains a record of proxy votes for each client.

•	Annually, Nuance will file Form N-PX with the SEC, which will contain each fund’s complete proxy voting record.

•	The Compliance & Risk Committee will review all proxy votes to ensure consistency with its procedures.

•	Upon request, clients can receive a copy of Nuance’s proxy voting procedures and ISS’s proxy voting guidelines.

•	These procedures are currently in effect.

•

If you have any questions or would like a copy of Nuance’s proxy voting procedures, ISS’s proxy voting guidelines and/or a record of how your shares were voted, please contact the Compliance Department at 816-743-7080.

BOOKS AND RECORDS

In its books and records, the Firm will maintain a copy of the following documents:

•	proxy statement that the Firm receives regarding client’s securities;

•	votes that the Firm casts on behalf of a client;

•	any document the Firm created that was material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for such decision; and

•

written client request for information on how the Firm voted proxies on behalf of the requesting client and a copy of the Firm’s written response to any (written or verbal) client request for information on how the Firm voted proxies on behalf of the requesting client.

The Firm may rely upon the Commission’s EDGAR system to maintain certain records referred to above.

Global Proxy Voting Policy Summary

Policy Statement: PIMCO adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. The Proxy Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies1, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”)3 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP.

PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents4 at the discretion of the issuer/ custodian.

When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.

When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing

[1]

Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

[2]

The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

[3]	The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas 2nd Floor, New York NY 10036.
[4]

Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

GLOBAL PROXY VOTING POLICY SUMMARY    |    MAY 2020

recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP’s engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s capacity and competency to provide proxy voting research and recommendations5 and the ISP’s compliance program.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

[5]	This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

GLOBAL PROXY VOTING POLICY SUMMARY    |    MAY 2020

PineBridge Investments
Proxy Voting Policies and Procedures

The information contained herein is the property of PineBridge Investments and may not be copied, used, or disclosed, in whole or in part, stored in a retrieval system, or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) without the prior written permission of PineBridge Investments.

Proxy Voting Policies and Procedures

I.	Introduction

Proxy voting is an important right of shareholders, such as PineBridge Clients, for which PineBridge must take reasonable care and diligence to ensure such rights are properly and timely exercised. PineBridge, as a fiduciary for its Clients, must vote proxies in their best interest. We believe considering forward looking improvement in ESG issues is in the economic interest of our Clients. Please refer to the PineBridge Stewardship and Engagement Policy for details on how PineBridge interacts with companies, entities or other market participants on Environmental, Social and Governance (ESG) issues.

II.	Policy Statement

Proxy Procedures

As a registered investment adviser that votes (or delegates the voting of) securities held in Client portfolios, PineBridge has implemented proxy voting procedures that are reasonably designed to help ensure that a) PineBridge votes proxies in the best interest of its Clients; b) describes its proxy voting procedures to its Clients, and c) discloses to Clients how they may obtain information on how PineBridge voted their proxies. These procedures are designed to help enable PineBridge to manage material conflicts of interest. While PineBridge must disclose its votes upon request to Clients, no public disclosure is required. (Note that disclosure is required for any mutual funds advised by PineBridge, on Form N-PX.)

Record-Keeping

PineBridge must retain (i) these proxy voting policies and procedures; (ii) proxy statements received regarding Client securities; (iii) records of votes it casts on behalf of Clients; (iv) records of Client requests for proxy voting information, and; (v) any documents prepared by PineBridge that were material to making a decision how to vote, or that memorialized the basis for the decision. PineBridge may rely on proxy statements filed on EDGAR instead of keeping its own copies and rely on proxy statements and records of proxy votes cast by PineBridge that are maintained by contract with a third-party proxy voting service or other third party.

Proxies of Shares of Non-U.S. Corporations

PineBridge has implemented general voting policies with respect to non-U.S. shares owned by Clients. However, although U.S. companies must give shareholders at least 20 days’ advance notice to vote proxies, some non-U.S. companies may provide considerably shorter notice or none at all. PineBridge is not required to “rush” voting decisions in order to meet an impractical deadline, and as a result, PineBridge or PineBridge affiliates’ regional designees under certain circumstances may not vote certain proxies. In addition, certain non-U.S. regulations impose additional costs to a Portfolio that votes proxies, and PineBridge will take that into consideration when determining whether or not to vote.

In the case of a material conflict between the interests of PineBridge and those of its Clients, PineBridge will take steps to address such conflicts (which may include consulting with counsel) and will attempt to resolve all conflicts in the Client’s best interest.

III.	Procedures

•

Compliance is responsible for ensuring that the PineBridge ADV includes the appropriate language summarizing PineBridge’s proxy voting procedures and for updating the summary in the ADV whenever the procedures are updated. Compliance is also responsible for consulting with Legal to ensure that PineBridge’s proxy voting policy is kept up to date and in a form appropriate for transmission to Clients.

•

If a Client or potential Client requests a copy of the Proxy Voting Policy from Client Relations or Sales, Compliance should be contacted for the most recent version, or it may be obtained from the intranet. Client Relations will send to such Client a copy of the current version of the voting procedures within 7 days and will ensure that Compliance receives a log of each Client’s request and the action taken.

•

If a Client requests access to the records of how PineBridge voted its proxies, the Client should be assured that this will be provided, and Operations should be consulted. Operations has access to these proxy voting records.

Proxy Voting Policies and Procedures

•

PineBridge has established a Stewardship Committee (the “Committee”), which is responsible for defining and monitoring PineBridge’s proxy voting strategy and process. The Committee is comprised of members of senior management, portfolio management, Compliance, Legal, Product and Operations.

•

The Committee conducts an annual review of the proxy voting guidelines for domestic and non-U.S. Portfolios. Guidelines are reviewed to ensure that the interests of PineBridge’s Clients are best served.

•	Issues not addressed in the voting guidelines are determined on a case-by-case basis with input from the Committee and portfolio managers.

•

PineBridge has engaged a third-party vendor to administer proxy voting on its behalf. The vendor receives, in a majority of cases, proxies directly from the Client’s custodian and votes them based on PineBridge’ s voting guidelines.

•

In circumstances where PineBridge receives proxies directly, these proxies must be sent to the vendor promptly. The vendor then votes them in accordance with PineBridge’s voting guidelines. The vendor maintains a listing of all votes cast on behalf of PineBridge Clients.

Introduction

Principal Global Investors, LLC1 (doing business as Principal Asset Management) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). As a registered investment adviser, Principal Asset Management has a fiduciary duty to act in the best interests of its clients. Principal Asset Management recognizes that this duty requires it to vote client securities, for which it has voting power on the applicable record date, in a timely manner and make voting decisions that are in the best interests of its clients. This document, the Principal Asset Management Proxy Voting Policies and Procedures (the “Policy”), is intended to comply with the requirements of the Investment Advisers Act of 1940, the Investment Company Act of 1940 and the Employee Retirement Income Security Act of 1974 applicable to the voting of the proxies of both US and non- US issuers on behalf of clients of Principal Asset Management who have delegated such authority and discretion.

Effective January 1, 2021, Finisterre Investment Teams adopted the policies and procedures in the Adviser’s compliance manual except for the following proxy policies and procedures. Finisterre Investment Teams will continue to follow the previously adopted proxy policies and procedures until amended. Please see the Appendix to the compliance manual for Finisterre specific proxy policies and procedures.

Relationship between Investment Strategy, Sustainable Investing and Proxy Voting

Principal Asset Management has a fiduciary duty to make investment decisions that are in its clients’ best interests by maximizing the value of their shares. Proxy voting is an important part of this process through which Principal Asset Management can support strong corporate governance structures, shareholder rights and transparency.

Principal Asset Management also believes a company’s positive environmental, social and governance (“ESG”) practices may influence the value of the company, leading to long-term shareholder value. Principal Asset Management may take these factors into considerations when voting proxies in its effort to seek the best outcome for its clients. Principal Asset Management believes that the integration of consideration of sustainable investment practices in its helps identify sources of risk that could erode the long-term investment results it seeks on behalf of its clients. From time to time, Principal Asset Management may work with various sustainability-related organizations to engage issuers or advocate for greater levels of disclosure.

Roles and Responsibilities

Role of the Proxy Voting Committee

Principal Asset Management Proxy Voting Committee (the “Proxy Voting Committee”) shall (i) oversee the voting of proxies and the Proxy Advisory Firm, (ii) where necessary, make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with the Policy, (iv) review the business practices of the Proxy Advisory Firm and (v) evaluate, maintain, and review the Policy on an annual basis. The Proxy Voting Committee is comprised of representatives of each investment team and a representative from Principal Asset Management Risk, Legal, Operations, and Compliance will be available to advise the Proxy Voting Committee but are non-voting members. The Proxy Voting Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Policy and may designate personnel to instruct the vote on proxies on behalf the Principal Asset Management clients (collectively, “Authorized Persons”).

The Proxy Voting Committee shall meet at least four times per year, and as necessary to address special situations.

Role of Portfolio Management

While the Proxy Voting Committee establishes the Guidelines and Procedures, the Proxy Voting Committee does not

1

These policies and procedures apply to Principal Global Investors, LLC, Principal Real Estate Investors, LLC, Principal Global Investors (Hong Kong) Limited and any affiliates which have entered into participating affiliate agreements with the aforementioned managers.

1

direct votes for any client except in certain cases where a conflict of interest exists. Each investment team is responsible for determining how to vote proxies for those securities held in the portfolios their team manages. While investment teams generally vote consistently with the Guidelines, there may be instances where their vote deviates from the Guidelines. In those circumstances, the investment team will work within the Exception Process. In some instances, the same security may be held by more than one investment team. In these cases, Principal Asset Management may vote differently on the same matter for different accounts as determined by each investment team.

Proxy Voting Guidelines

The Proxy Voting Committee, on an annual basis, or more frequently as needed, will direct each investment team to review draft proxy voting guidelines recommended by the Committee (“Draft Guidelines”). The Proxy Voting Committee will collect the reviews of the Draft Guidelines to determine whether any investment teams have positions on issues that deviate from the Draft Guidelines. Based on this review, Principal Asset Management will adopt proxy voting guidelines. Where an investment team has a position which deviates from the Draft Guidelines, an alternative set of guidelines for that investment team may be created. Collectively, these guidelines will constitute the current Proxy Voting Guidelines of Principal Asset Management and may change from time to time (the “Guidelines”). The Proxy Voting Committee has the obligation to determine that, in general, voting proxies pursuant to the Guidelines is in the best interests of clients. Exhibit A (Base) and Exhibit B (Sustainable) to the Policy sets forth the current Guidelines.

There may be instances where proxy votes will not be in accordance with the Guidelines. Clients may instruct Principal Asset Management to utilize a different set of guidelines, request specific deviations, or directly assume responsibility for the voting of proxies. In addition, Principal Asset Management may deviate from the Guidelines on an exception basis if the investment team or Principal Asset Management has determined that it is the best interest of clients in a particular strategy to do so, or where the Guidelines do not direct a particular response and instead list relevant factors. Any such a deviation will comply with the Exception Process which shall include a written record setting out the rationale for the deviation.

The subject of the proxy vote may not be covered in the Guidelines. In situations where the Guidelines do not provide a position, Principal Asset Management will consider the relevant facts and circumstances of a particular vote and then vote in a manner Principal Asset Management believes to be in the clients’ bests interests. In such circumstance, the analysis will be documented in writing and periodically presented to the Proxy Voting Committee. To the extent that the Guidelines do not cover potential voting issues, Principal Asset Management may consider the spirit of the Guidelines and instruct the vote on such issues believed to be in the best interests of the client.

Use of Proxy Advisory Firms

Principal Asset Management has retained one or more third-party proxy service provider(s) (the “Proxy Advisory Firm”) to provide recommendations for proxy voting guidelines, information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom Principal Asset Management has proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although Principal Asset Management has retained the Proxy Advisory Firm for Proxy Voting Services, the entity remains responsible for proxy voting decisions. Principal Asset Management has designed the Policy to oversee and evaluate the Proxy Advisory Firm, including with respect to the matters described below, to support its voting in accordance with this Policy.

Oversight of Proxy Advisory Firms

Prior to the selection of any new Proxy Advisory Firm and annually thereafter or more frequently if deemed necessary by Principal Asset Management, the Proxy Voting Committee will consider whether the Proxy Advisory Firm: (a) has the capacity and competency to adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide and (b) can make its recommendations in an impartial manner, in consideration of the best interests of Principal Asset Management’s clients, and consistent with its voting policies. Such considerations may include, depending on the Proxy Voting Services provided, the following: (i) periodic sampling of votes pre-populated by the Proxy Advisory Firm’s systems as well as votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by Principal Asset Management are being followed; (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to Principal Asset Management (iii) a review of those aspects of the Proxy Advisory Firm’s policies,

2

procedures, and methodologies for formulating voting recommendations that Principal Asset Management considers material to Proxy Voting Services, including factors considered, with a particular focus on those relating to identifying, addressing and disclosing potential conflicts of interest (including potential conflicts related to the provision of Proxy Voting Services, activities other than Proxy Voting Services, and those presented by affiliation such as a controlling shareholder of the Proxy Advisory Firm) and monitoring that materially current, accurate, and complete information is used in creating recommendations and research; (iv) requiring the Proxy Advisory Firm to notify Principal Asset Management if there is a substantive change in the Proxy Advisory Firm’s policies and procedures or otherwise to business practices, including with respect to conflicts, information gathering and creating voting recommendations and research, and reviewing any such change(s); (v) a review of how and when the Proxy Advisory Firm engages with, and receives and incorporates input from, issuers, the Proxy Advisory Firm’s clients and other third-party information sources; (vi) assessing how the Proxy Advisory Firm considers factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote; (vii) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken; and (viii) assessing whether the Proxy Advisory Firm appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis and incorporates input from issuers and Proxy Advisory Firm clients in the update process. In evaluating the Proxy Advisory Firm, Principal Asset Management may also consider the adequacy and quality of the Proxy Advisory Firm’s staffing, personnel, and/or technology.

Procedures for Voting Proxies

To increase the efficiency of the voting process, Principal Asset Management utilizes the Proxy Advisory Firm to act as its voting agent for its clients’ holdings. Issuers initially send proxy information to the clients’ custodians.

Principal Asset Management instructs these custodians to direct proxy related materials to the Proxy Advisory Firm. The Proxy Advisory Firm provides Principal Asset Management with research related to each resolution. Principal Asset Management analyzes relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with the Guidelines. A client may direct Principal Asset Management to vote for such client’s account differently than what would occur in applying the Policy and the Guidelines. Principal Asset Management may also agree to follow a client’s individualized proxy voting guidelines or otherwise agree with a client on particular voting considerations. Principal Asset Management seeks to vote (or refrain from voting) proxies for its clients in a manner determined to be in their best interests, which may include both considering both the effect on the value of the client’s investments and ESG factors. In some cases, Principal Asset Management may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. Principal Asset Management may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of Principal Asset Management, exceed the expected benefits of voting to the client.

Procedures for Proxy Issues within the Guidelines

Where the Guidelines address the proxy matter being voted on, the Proxy Advisor Firm will generally process all proxy votes in accordance with the Guidelines. The applicable investment team may provide instructions to vote contrary to the Guidelines in their discretion and with sufficient rationale documented in writing to seek to maximize the value of the client’s investments or is otherwise in the client’s best interest. This rationale will be submitted to Principal Asset Management Compliance to approve and once approved administered by Principal Asset Management Operations. This process will follow the Exception Process. The Proxy Voting Committee will receive and review a quarterly report summarizing all proxy votes for securities for which Principal Asset Management exercises voting authority. In certain cases, a client may have elected to have Principal Asset Management administer a custom policy which is unique to the Client. If Principal Asset Management is also responsible for the administration of such a policy, in general, except for the specific policy differences, the procedures documented here will also be applicable, excluding reporting and disclosure procedures.

Procedures for Proxy Issues Outside the Guidelines

To the extent that the Guidelines do not cover potential voting issues, the Proxy Advisory Firm will seek direction from Principal Asset Management. Principal Asset Management may consider the spirit of the Guidelines and instruct the vote on such issues in a manner believed to be in the best interests of the client. Although this not an exception to the Guidelines, this process will also follow the Exception Process. The Proxy Voting Committee will receive and review a quarterly report summarizing all proxy votes for securities for which Principal Asset Management exercises voting discretion, which shall include instances where issues fall outside the Guidelines.

Securities Lending

3

Some clients may have entered into securities lending arrangements with agent lenders to generate additional revenue. If a client participates in such lending, the client will need to inform Principal Asset Management as part of their contract with Principal Asset Management if they require Principal Asset Management to take actions in regard to voting securities that have been lent. If not commemorated in such agreement, Principal Asset Management will not recall securities and as such, they will not have an obligation to direct the proxy voting of lent securities.

In the case of lending, Principal Asset Management maintains one share for each company security out on loan by the client. Principal Asset Management will vote the remaining share in these circumstances.

In cases where Principal Asset Management does not receive a solicitation or enough information within a sufficient time (as reasonably determined by Principal Asset Management) prior to the proxy-voting deadline, Principal Asset Management or the Proxy Advisory Firm may be unable to vote.

Regional Variances in Proxy Voting

Principal Asset Management utilizes the Policy and Guidelines for both US and non-US clients, and there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

With respect to non-U.S. companies, we make reasonable efforts to vote most proxies and follow a similar process to those in the U.S. However, in some cases it may be both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. In certain instances, it may be determined by Principal Asset Management that the anticipated economic benefit outweighs the expected cost of voting. Principal Asset Management intends to make their determination on whether to vote proxies of non-U.S. companies on a case-by-case basis. In doing so, Principal Asset Management shall evaluate market requirements and impediments, including the difficulties set forth above, for voting proxies of companies in each country. Principal Asset Management periodically reviews voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect Principal Asset Management’s determinations and procedures.

Conflicts of Interest

Principal Asset Management recognizes that, from time to time, potential conflicts of interest may exist. In order to avoid any perceived or actual conflict of interest, the procedures set forth below have been established for use when Principal Asset Management encounters a potential conflict to ensure that its voting decisions are based on maximizing shareholder value and are not the product of a conflict.

Addressing Conflicts of Interest – Exception Process

Prior to voting contrary to the Guidelines, the relevant investment team must complete and submit a report to Principal Asset Management Compliance setting out the name of the security, the issue up for vote, a summary of the Guidelines’ recommendation, the vote changes requested and the rational for voting against the Guidelines’ recommendation. The member of the investment team requesting the exception must attest to compliance with Principal’s Code of Conduct and the has an affirmative obligation to disclose any known personal or business relationship that could affect the voting of the applicable proxy. Principal Asset Management Compliance will approve or deny the exception in consultation, if deemed necessary, with the Legal.

If Principal Asset Management Compliance determines that there is no potential material conflict exists, the Guidelines may be overridden. If Principal Asset Management Compliance determines that there exists or may

4

exist a material conflict, it will refer the issue to the Proxy Voting Committee. The Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual material conflict and decide by a majority vote as to how to vote the proxy – i.e., whether to permit or deny the exception.

In considering the proxy vote and potential material conflict of interest, the Proxy Voting Committee may review the following factors:

•	The percentage of outstanding securities of the issuer held on behalf of clients by Principal Asset Management;

•	The nature of the relationship of the issuer with the Principal Asset Management, its affiliates or its executive officers;

•	Whether there has been any attempt to directly or indirectly influence the investment team’s decision;

•	Whether the direction of the proposed vote would appear to benefit Principal Asset Management or a related party; and/or

•	Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

To further address potential conflicts of interest for any proxy votes specific to Principal Financial Group common stock, the exception process is not applicable. In the case of any proprietary electronically traded funds (“ETF”s) and/or affiliated mutual funds, PGI will vote in the same proportion as all other voting shareholders of the underlying fund, which is referred to as echo voting, and the exception process is not applicable If echo voting is not available or operationally feasible, PGI may abstain from voting.

In the event that the Proxy Advisor Firm itself has a conflict and thus is unable to provide a recommendation, the investment team may vote in accordance with the recommendation of another independent service provider, if available. If a recommendation from an independent service provider other than the Proxy Advisor Firm is not available, the investment team will follow the Exception Process. Principal Asset Management Compliance will review the form and if it determines that there is no potential material conflict mandating a voting recommendation from the Proxy Voting Committee, the investment team may instruct the Proxy Advisory Firm to vote the proxy issue as it determines is in the best interest of clients. If Principal Asset Management Compliance determines that there exists or may exist a material conflict, it will refer the issue to the Proxy Voting Committee for consideration as outlined above.

Availability of Proxy Voting Information and Recordkeeping

Disclosure

On a quarterly basis, Principal Asset Management publicly discloses on our website https://www.principalglobal.com/eu/about-us/responsible-investing a voting report setting forth the manner in which votes were cast, including details related to (i) votes against management, and (ii) abstentions. Form more information, Clients may contact Principal Asset Management for more information related to how Principal Asset Management has voted with respect to securities held in the Client’s account. On request, Principal Asset Management will provide clients with a summary of Principal Asset Management’s proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Proxy Voting Policies and Procedures upon request. Principal Asset Management will also include such information described in the preceding two sentences in Part 2A of its Form ADV.

Recordkeeping

Principal Asset Management will keep records of the following items: (i) the Guidelines, (ii) the Proxy Voting Policies and Procedures; (iii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iv) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (v) records of written client requests for proxy voting information and responses from Principal Asset Management (whether a client’s request was oral or in writing); (vi) any documents prepared by Principal Asset Management that were material to making a decision how to vote, or that memorialized the basis for the decision; (vii) a record of any testing conducted on any Proxy Advisory Firm’s votes; (viii) materials collected and reviewed by Principal Asset Management as part of its due diligence of the Proxy Advisory Firm; (ix) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to Principal Asset Management; and (x) the minutes of the Proxy Voting Committee meetings. All of the records referenced above will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six years from the end of the fiscal year during which the last entry was made on such record, we will follow the

5

US rule of six years. If the local regulation requires that records are kept for more than six years, we will comply with the local regulation. We maintain the vast majority of these records electronically.

Schroders Investment Management North America Inc.

Proxy Voting Policy Summary (10/20/2023)

Proxy Voting Policy Requirements

Pursuant to its Proxy Voting policy, Schroders votes on all shares in publicly quoted equities except as described below. Schroders votes on all of its clients’ shares covered by its policy, except in the following very limited circumstances:

•

Where there are share blocking requirements over the shares and the Investment team considers that the ability to trade the shares is more important than the ability to vote, it may elect not to do so. In this case, Schroders’ Corporate Governance team is consulted and must approve this decision.

•

Where the relevant Corporate Governance team considers that costs associated with voting the shares (for example, the financial and/or administrative cost of providing additional documentation) may outweigh the value of the ability to vote.

•

Where there are physical barriers to voting and/or timing issues. For example, where the Schroders proxy voting provider has not provided an electronic means to vote or has not provided their research (which enables Schroders to vote) more than one U.K. business day before the voting cut off.

All voting is conducted as per Global and Regional Voting Guidelines adopted by the Schroders Group.

Schroders Global Voting Guidelines can be found here. The Global Voting Guidelines set the minimum standards to be applied and are supported by the Regional Voting Guidelines, where applicable, which provide specific guidance on how to apply these locally. All voting is conducted in line with such Guidelines except in the circumstances described above.

Global and Regional Voting Guidelines are reviewed at least annually by regional Corporate Governance teams, with any material changes agreed with by the Compliance team.

Corporate Governance teams are responsible for conducting the voting on shares covered by Schroders Proxy Voting policy.

Corporate Governance teams discuss and agree with the relevant Investment teams how to vote with respect to each issuer’s shares covered by the policy with reference to the applicable Global and Regional Voting Guidelines, and any discussion and/or other engagement with each company. Once an agreement is reached, the relevant Corporate Governance team is responsible for voting accordingly.

Schroders has the ability to conduct all voting electronically.

All voting is conducted via the electronic voting platform provided by Schroders proxy voting provider, unless there are specific operational reasons not to do so or Schroders attends the meeting in person.

Voting Escalation Process

Where an agreement on how to vote the shares cannot be reached between the relevant Corporate

Governance team and the relevant Investment team(s):

•	The Corporate Governance team and the Investment team(s) will each write a memo setting out their views on the resolution, how they believe the shares should be voted and their rationale.

(1)

Schroders Investment Management North America Inc.

Proxy Voting Policy Summary (10/20/2023)

•

The Corporate Governance team shall convene a meeting (electronically or physically) between the disagreeing parties and the Co-Head of Investment and Head of Equities who will adjudicate and make a decision on how to vote the shares.

•	The Corporate Governance team will document this decision in writing and vote the shares in accordance with the decision.

For the avoidance of doubt, Schroders is not required to follow any recommendations made by the Schroders proxy voting provider, provided as part of its research.

Conflicts of Interest

Schroders is responsible for monitoring and identifying situations that could give rise to a conflict of interest, including those that could give rise to a conflict of interest when voting at company meetings. Those responsible for monitoring and identifying situations that could give rise to a conflict of interest are responsible for informing the Corporate Governance team of any potential conflicts in accordance with Schroders Group Conflicts of Interest Policy.

Where a potential conflict is identified with respect to an account on whose behalf the Corporate Governance team is voting, or the company being voted on, Schroders will typically follow the standard voting recommendations of the Schroders proxy voting provider.

Examples of potential conflicts of interest include, but are not limited to:

•	Where the company in question is a significant client, or part of the same group, as a significant client of Schroders.

•	Where the Schroders’ employee making the voting decision is a director of, significant shareholder of, or has a position of influence at the company in question.

•	Where a Schroders plc director or senior manager is a director of the company in question.

•	Where Schroders plc or an affiliate is a shareholder of the company being voted on.

•	Where there is a conflict of interest between one client and another client, or there is pressure to vote in a particular way due to a client request.

•	Where the Corporate Governance team votes on Schroders plc resolutions.

There may be scenarios where it is in the best interest of a client to override the recommendations of the Schroders proxy voting provider. In such scenarios, Schroders will obtain approval for the decision from Schroders’ the Head of Equities (or other relevant asset class) with the reason for such a vote being recorded in writing. In cases where a recommendation from the Schroders proxy voting provider is not available, Schroders will vote in what it considers to be the best interests of its clients.

Corporate Actions

In the case of mergers, acquisitions or similar corporate actions where an account holds investments in both the target and the acquirer, Schroders acts in what it considers the best interests of its clients based on the information available at the time.

There may be other instances where different accounts, managed by the same or different Schroders fund managers, hold stocks on either side of a transaction. In these cases, the fund managers will each vote in the best interests of their respective clients. The Corporate Governance team will execute the votes on the instruction of the relevant Investment team(s).

(2)

VanEck Proxy Voting Policy and Procedures – July 2023

Policy Statement

When VanEck has been granted proxy voting authority by a client, VanEck, as a matter of policy and practice, will vote all proxies in accordance with applicable rules and regulations and in the best interests of its clients without influence by real or apparent conflicts of interest. Under its duty of care, VanEck will monitor corporate events and vote proxies. Under the duty of loyalty, VanEck will cast proxy votes in a manner consistent with the best interest of its clients and not subrogate the clients’ interests to its own.

VanEck has adopted the following policies and procedures, which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Advisers Act.

Background / Regulatory Requirements

An investment adviser must exercise the duties of care and loyalty with respect to proxy voting in accordance with its fiduciary duties and SEC rules 30b1-4, 206(4)-6 and 204-2, as amended under the Advisers Act. Consistent with its fiduciary duties and Rule 206(4)-6 under the Advisers Act, an adviser owes its clients the duties of care and loyalty when voting proxies on their behalf. As such, an adviser must stay abreast of corporate events and vote proxies in a manner that is always in the best interests of its clients despite any potential conflicts of interest.

Rule 206(4)-6 of the Advisers Act requires an adviser to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; and b) disclose information about its proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires an adviser to maintain certain proxy voting records.

An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

Procedure

PROXY VOTING AGENT

VanEck has engaged Glass, Lewis & Co., LLC (“Glass Lewis”), an independent third party proxy voting specialist, to assist in the implementation and administration of proxy voting-related functions. Glass Lewis is responsible for notifying VanEck of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, submitting vote instructions to the appropriate tabulator, and contacting custodian banks to request missing proxies. In addition, Glass Lewis is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to VanEck upon request.

VanEck oversees the Glass Lewis activities by reviewing reports produced by Glass Lewis, performing periodic audits of the proxy votes, reviewing Glass Lewis policies, procedures and practices regarding potential conflicts of interest, and conducting periodic onsite due diligence.

50

PROXY VOTING GUIDELINES

VanEck has adopted the Glass Lewis Proxy Voting Guidelines (the “Proxy Voting Guidelines”). The Proxy Voting Guidelines reflect VanEck’s general voting positions on specific corporate governance issues and corporate actions. The Proxy Voting Guidelines address routine as well as significant matters commonly encountered. VanEck’s portfolio managers review the Proxy Voting Guidelines (including any revisions made to the Proxy Voting Guidelines) on an annual basis.

While it is VanEck’s policy to generally follow the Proxy Voting Guidelines, the portfolio manager retains the right, on any specific proxy, to vote differently from the Proxy Voting Guidelines, if he/she believes it is in the best interests of VanEck’s clients. Absent a Glass Lewis vote recommendation, such votes will be made on a case-by-case basis by VanEck. Any such exceptions will be documented by the portfolio manager and reviewed by the CCO or designee.

PRE-POPULATION OF VOTES

The Adviser pre-populates votes with Glass Lewis to help ensure all proxies are voted and such proxies are voted consistent with Glass Lewis’ recommendations. The Adviser has the right to change or override the vote up until the vote deadline and in some instances up until the time of the meeting. In the absence of intervention by the Adviser, Glass Lewis will submit votes prior to the vote deadline. The Adviser has established procedures to access and review additional information provided by the issuer of a proxy that may become available before the Adviser casts its vote.

SHARES OF REGISTERED INVESTMENT COMPANIES

Certain funds advised by VanEck may invest their assets in other unaffiliated investment companies. To comply with Section 12(d)(1)(F) and Rule 12d1-4 of the 1940 Act, funds that hold shares in underlying funds may vote their shares in any underlying fund in the same proportion as the vote of all other shareholders in that underlying fund (sometimes called “echo” or “proportionate” voting) as required by the rules. The above proportionate voting procedures do not apply to non-U.S. underlying funds held by the VanEck Funds.

NON-VOTING

FOREIGN SECURITIES

VanEck may refrain from voting a proxy of a foreign issue due to logistical considerations that may impair VanEck’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, or (v) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

In certain foreign jurisdictions, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent VanEck from selling the shares of the foreign company for a period of time if VanEck votes the portfolio proxy relating to the foreign company. VanEck will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

SECURITIES LENDING

Certain portfolios managed by VanEck participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. If the security in question is on loan as part of a securities lending program, the Adviser may determine that the benefit

51

to the Client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities. VanEck will use its best efforts to recall a security on loan and vote such securities if the portfolio manager determines that the proxy involves a material event.

There may be other instances where the Adviser may determine that casting a vote will not reasonably be expected to have a material effect on the value of a Client’s investments and instances where the Adviser is unable to vote because it did not receive proxy materials timely. Annually, the Adviser shall provide a report to the Board of proxies not voted.

RESOLVING MATERIAL CONFLICTS OF INTEREST

VanEck may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes.

A “material conflict of interest” means the existence of a business relationship between a portfolio company or an affiliate and VanEck, any affiliate or subsidiary, or an “affiliated person” of a VanEck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the adviser; a portfolio company that is a significant selling agent of the adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the adviser’s assets solicits proxies; the adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the adviser a loss of revenue or other benefit.

When a material conflict of interest exists, proxies will be voted in the following manner:

1.	Strict adherence to the Proxy Voting Guidelines, or

2.	The potential conflict will be disclosed to the client:

a)	Requesting the client to vote the proxy,

b)	Recommending the client to engage another party to determine how the proxy should be voted, or

c)	If the foregoing are not acceptable to the client, disclosure of how VanEck intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the CCO with a written explanation of the reason for the deviation.

CLIENT INQUIRIES AND DISCLOSURE

VanEck provides clients with a copy of the Proxy Voting Policy and Procedures upon request. In addition, it discloses a summary of this policy in Part 2A of Form ADV which it provides to clients at or prior to entering into an investment advisory agreement with a client and also offers to existing clients on an annual basis.

Generally, clients of VanEck have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective accounts. All inquiries by clients as to how VanEck has voted proxies must immediately be forwarded to the Portfolio Administration Department.

52

OVERSIGHT OF PROXY ADVISER

The Adviser oversees Glass Lewis’ activities by reviewing various voting reports. The Adviser reviews Glass Lewis’ policies, procedures and practices regarding potential conflicts of interest to confirm that Glass Lewis remains independent and objective in the formulation of its recommendations. No less frequently than annually, the Adviser shall review Glass Lewis’ capacity/competency (i.e., nature and quality of services, capability of research staff, methodologies for formulating voting recommendations, the adequacy and quality of staffing, personnel and technology, as applicable). The Adviser shall no less frequently than annually sample actual votes cast to confirm votes were cast as intended.

RECORDKEEPING

VanEck is required to maintain and preserve in an easily accessible place for a period of not less than five years, the first two years in VanEck’s office, the following records:

1.	Copies of VanEck’s Proxy Voting Policies, Procedures and Guidelines;

2.	Copies or records of each proxy statement received with respect to clients’ securities for whom VanEck exercises voting authority;

3.	A record of each vote cast on behalf of an account as well as certain records pertaining to VanEck’s decision on the vote;

4.	A copy of any document created by VanEck that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

5.

A copy of each written client request for information on how VanEck voted proxies on behalf of the client, and a copy of any written response by VanEck to any client request for information (either written or oral) on how VanEck voted proxies on behalf of the requesting client.

VanEck relies on Glass Lewis to maintain proxy statements and records of proxy votes on VanEck’s behalf. As such, Glass Lewis must provide a copy of the records promptly upon request.

53

Compliance Policy Executive Summary

Policy Name:	H-12 Proxy Voting Policy

Applicability:	Victory Capital Management Inc. (“Victory Capital”)

Category:	Investments — General

Compliance Owner:	Chief Compliance Officer, Victory Capital

Business Owner:	Director Responsible Investment, Victory Capital

Effective Date:	June 1, 2022

Executive Summary:	Policy and procedures governing the voting of client securities

BACKGROUND AND RISKS

Voting rights associated with security ownership are closely related to the discretionary asset management services Victory Capital provides to its clients. Therefore, Victory Capital should be capable of accepting and exercising voting authority on behalf of clients with the same standard of care, skill, prudence, and diligence it is subject to when exercising its investment authority on behalf of clients. Further, in order to exercise voting authority on behalf of clients, Victory Capital must comply with Rule 206(4)-6 (the “proxy rule”) which requires Victory Capital to adopt and implement written policies and procedures designed to ensure it votes securities in the best interest of clients including managing material conflicts of interest between Victory Capital and its clients. The proxy rule also requires Victory Capital to disclose to clients a summary of its proxy voting policies and procedures, how they may obtain a copy of these procedures, and information about how Victory Capital voted their securities.

Inability to accept and exercise voting authority on behalf of clients or failure to comply with the proxy rule could result in violations of securities law, breach of fiduciary duty, client harm, or damage to Victory Capital’s reputation.

POLICY

Victory Capital will establish policies and procedures and retain resources necessary to ensure it is capable of exercising voting authority on behalf of clients according to the same standard of care with which it exercises investment authority. Because Victory Capital will exercise voting authority, it will comply with the proxy rule and must vote securities in the best interest of clients.

1  | P age

For purposes of this policy, voting in the best interest of clients means using complete and accurate information to vote with the objective of increasing the long-term economic value of client assets. Similar to investment decision making, voting decisions are qualitative in nature and Victory Capital will consider a variety of factors to arrive at vote decisions. Further a voting decision in the same security may be different between clients for the same reasons Victory Capital clients are invested in different securities. For example, client agreements, investment strategies, or specific investment franchise views on ballot proposals may cause the same security to be voted in a different manner across Victory Capital’s client base.

Victory Capital will vote all securities over which it has authority, provided the client has voting rights and there is sufficient time and information available to make informed decisions. Victory Capital will take reasonable steps to obtain appropriate and timely information. In situations where voting may impact the ability to trade a security (e.g., shareblocking), Victory Capital will not vote unless it determines that voting is in a client’s best interest.

For a copy of the guidelines (as defined below) please visit Victory Capital’s website at https://investor.vcm.com/policies. To obtain information on specific proxies voted by Victory Capital, clients may contact their Victory Capital client manager or email an inquiry to client_service_team@vcm.com.

Victory Capital will create, maintain, and retain appropriate records related to voting client securities.

LIST OF REQUIRED CONTROLS

•	Proxy Voting Committee (the “committee”)

•	Client Investment Management Agreements (“IMAs”)

•	Third-party proxy firm (“proxy firm”)

•	M-19 Vendor Due Diligence and Oversight (“vendor oversight policy”)

•	Proxy voting guidelines

•	Annual committee guideline review

•	Form ADV, Part 2A

•	M-13 Record Retention and Destruction, Appendix A (“recordkeeping requirements”)

2  | P age

CONTROL IMPLEMENTATION PROCEDURES

•

The committee will consist of members with experience related to the functional areas applicable to voting client securities including responsible investing, investment management, operations, and compliance. The committee is responsible for exercising Victory Capital’s fiduciary responsibilities related to voting client securities including voting in the best interests of clients and identifying and managing conflicts of interest. The committee will be active, keep a charter, and maintain records that demonstrate adequate execution of its responsibilities.

•

When a client enters into an advisory relationship with Victory Capital, proxy voting roles and responsibilities between the client and Victory Capital will be fully disclosed. Responsibilities delegated to Victory Capital will be communicated to the committee and the committee will be responsible for implementing voting requirements in accordance with each IMA.

•

In order to support its fiduciary duty related to voting client securities, Victory Capital will retain, and the committee will oversee a third-party proxy advisory firm (“proxy firm”) to provide both administrative and advisory services related to voting client securities. Selection and ongoing oversight of the proxy firm will be conducted in accordance with the vendor oversight policy. The Sponsor, as defined in the vendor oversight policy, must be a member of the committee. Currently, Victory Capital retains Institutional Shareholder Services Inc. as its proxy firm.

•

The committee will adopt written proxy voting guidelines authored by the proxy firm (“guidelines”). These guidelines can be used as standing instructions on how the proxy firm must vote ballots provided that the committee must:

•	Have the ability to customize the guidelines.

•	Retain the ability to override the guidelines on individual ballot proposals at the client level.

•

Review the guidelines at least annually, implement customizations based on this review, and submit a written memo to the compliance committee documenting the results of the annual review that includes the name of the proxy firm, links to the specific guidelines adopted, and a description of customizations made.

•	Make the memo available to clients upon request.

3  | P age

•

The purpose of the guidelines is 1) to benefit from the specialized expertise related to voting securities provided by the proxy firm and to provide an independent source to resolve conflicts of interest identified between Victory Capital and its clients. For the first purpose, the committee will take into account the guidelines but will have ultimate responsibility for voting decisions. The committee will, in its discretion, rely on additional sources such as portfolio manager input to ensure the voting decisions it makes are in the best interest of specific clients. If the guidelines are silent on any pending ballot proposal, the committee will exercise its voting responsibility with due care and document the rationale for the vote decision. For the second purpose, if the committee identifies a conflict of interest between Victory Capital and clients, the committee must vote in accordance with the guidelines unless the rationale for deviating from guidelines has unanimous consent from the committee and is put in writing, including an analysis of how the conflict of interest is eliminated, mitigated, or disclosed.

•

The proxy firm will provide technology-based platform that provides operational controls over voting securities that include, at minimum, ballot reconciliation, casting complete ballots in a timely manner and in accordance with adopted written guidelines, ability to adjust or override a vote based on committee input, and reporting. The committee is responsible for ensuring these controls are operating as intended though must, at minimum, develop reporting designed to ensure all eligible client accounts are properly set up and configured on the proxy firm’s platform and that the proxy firm is voting securities in accordance with the guidelines and this policy. Such reports should be reviewed by the committee at regular intervals and any exceptions should be referred to the LCR department

•	The disclosures required under the proxy rule will be contained in Victory Capital’s Form ADV, Part 2A and will be delivered to clients at the time and frequency required by regulation.

•	The committee will be familiar with the recordkeeping requirements related to voting client securities and will maintain records and ensure the proxy firm maintains records for the required periods.

4  | P age

PROXY VOTING

POLICY

Considered proxy voting strengthens our ability to be engaged, active owners of companies on behalf of our clients. It helps us to promote effective corporate governance and the prioritisation of long-term shareholder value creation.

Voting complements our engagement with leadership teams by allowing us to express our views on specific issues, and to contribute to initiating change when required to protect and promote the best interests of our clients.

It is, in our view, a key lever in our ability to be effective stewards of shareholder capital. For these reasons, we have a strong preference for being given full discretionary voting authority by our clients.

We carefully consider management’s views when determining how to vote at shareholder meetings but our decision is always subject to our assessment of the likely client impact.

While we aim to vote at every shareholder meeting and on every resolution, this is on a ‘best endeavours’ basis and may not always be possible. Instances where we might not be able to vote include, but are not limited to, when the client has directed stock lending, power of attorney is not in place, we did not receive the ballot from the custodian or it is a restricted market. As proxy voting can be an effective feedback mechanism, when voting against management recommendations we typically notify the company in question, outlining our rationale for the decision.

To ensure that we have all the necessary information on an Annual General Meeting or Extraordinary General Meeting, we receive documentation on forthcoming votes from custodians and receive meeting analysis from an external proxy voting advisory service. We consider third party recommendations for information purposes but arrive at voting decisions independently, based on company meeting materials and, where required, engagement with the company for additional information.

1. REVIEW & MONITORING OF PROXY VOTING

Voting is overseen by the Walter Scott Investment Stewardship Committee (ISC) and all votes are signed off by one of the Chair or Vice Chair of that Committee, Head of Investment Operations and Sustainability, Co-Head of Research, Head of Research Operations or in their absence a Director of Walter Scott. The ISC reviews all proxy voting decisions formally on a quarterly basis.

The ISC will conclude our approach to voting on items that are not expressly covered in our policy or where further guidance has been requested by a member of the Research Team.

Contentious issues or sensitive items are also referred to the ISC for a final voting decision. The Research Operations team is responsible for managing the proxy voting process. The team works with the investment managers and analysts to ensure voting is consistent and aligned with our approach.

2. CONFLICTS OF INTEREST

Potential conflicts of interest may arise when we exercise our discretionary proxy voting authority on behalf of clients For example, several of our clients are corporate-sponsored pension schemes associated with companies in which we invest.

Walter Scott as a firm, or senior employees of the firm, could potentially have business or personal relationships with companies or stakeholders involved with the proxies that we are voting. This could be, for example, the issuer, proxy solicitor or a shareholder activist.

This is not an exhaustive list and we may encounter additional conflicts when exercising our discretionary proxy voting authority. We have designed our Proxy Voting Policy and pre-established voting procedures to ensure that only the interests of our clients influence our voting decisions. In the event of a potential conflict, the matter is referred to the ISC to confirm whether the voting position in question is consistent with the Proxy Voting Policy.

If the ISC determines that a vote cannot be made consistent with the Proxy Voting Policy due to an actual or perceived conflict of interest e.g. if the proxy proposal is not addressed by our pre-established voting guidelines or the conflict is too great, the committee will not approve voting. Instead, it will consider options deemed necessary and appropriate to manage the conflict and act in the best interests of clients including, but not limited to, seeking voting direction or consent from clients.

Effective 1 August 2005. Revised 1 May 2023

1

PROXY VOTING POLICY

3. VOTING GUIDELINES

While we consider all votes on a case-by-case basis, we have guidelines in place for specific issues. If an investment manager or analyst chooses not to follow these guidelines, they must explain the rationale and submit their recommendation to the ISC for review.

4. BOARDS & DIRECTORS

4 .1 BOARD COMPOSITION

We expect boards to be comprised of individuals who collectively bring a range of skills, external experience, support and challenge to the boardroom. We generally prefer to see an independent chair of the board and / or an independent lead director (with the authority to convene the independent directors when appropriate).

We generally presume directors are not independent if they have served on the board for ten or more years and we do not consider representatives of shareholders or former company executives to be independent.

Whilst corporate governance standards and expectations vary between regions, we typically expect a minimum of 50% of independent directors on the board for non-controlled companies. Controlled companies should generally seek to link board independence levels to the economic stake held by minority shareholders. We may engage with companies in the first instance where independence is in question. If a company is unable to justify the apparent lack of independence, we may vote against the election of directors whose appointment would cause independence to fall below the above standards, and / or against the chair of the board where we have material concerns.

We will consider supporting resolutions aimed at increasing board diversity if these are in the best long-term interests of shareholders. Whilst corporate governance standards and expectations vary between regions, we generally expect to see diversity on boards and may engage with companies where this is not the case.

4.2 BOARD COMMITTEES

Where there are separate committees to oversee remuneration, audit, nomination and other topics, we may vote against chairs or members where we have concerns about independence, skills, commitment or the matters overseen by the committee. Our preference is for 100% independent audit committees wherever feasible. For non-controlled companies, we typically expect to see a minimum of 50% of independent directors on remuneration, audit and nominations committees and an independent committee chair. Where this standard is not met, we may engage in the first instance, but should that prove ineffective we may vote against non-independent committee members, the chair of the nominations committee and / or the chair of the board or take any other voting action deemed to be appropriate.

4.3 DIRECTOR COMMITMENT & ATTENDANCE

When voting on directorships, we give consideration to other commitments and the extent to which these might compromise the director’s ability to carry out their responsibilities. If we believe a director is not fully committed to their role, we will typically seek to engage with the company in the first instance. If a director persistently fails to attend board and / or committee meetings without a satisfactory explanation, we will consider voting against the re-election of that individual or against the chair of the nominations committee and / or the chair of the board if deemed to be appropriate.

4.4 CLASSIFIED/STAGGERED BOARDS & VOTING STANDARDS

We generally support declassification of boards and simple majority voting (as opposed to cumulative voting) for director elections. The provision for annual director election by shareholders is, in our view, typically in the best long-term interests of clients.

5. AUDIT

The selection of an external auditor should ideally be subject to annual shareholder approval. There should be transparency in advance of an audit tender so that shareholders can engage with the company in relation to the process should they wish to do so. It is our preference that the audit firm should be periodically changed. If this is not expected market practice in the relevant region where the company is headquartered, then we would expect that the lead audit partner be rotated periodically or we may vote against the re-election of the external auditor and / or vote against the chair of the audit committee.

We further expect that there is an appropriate balance between audit and non-audit fees paid to the respective audit firm and will generally vote against the re-election of the external auditor and / or the chair of the audit committee if the non-audit fees exceed 50% of total fees payable in a calendar year without reasonable explanation.

6. REMUNERATION

6.1 DISCLOSURE

Remuneration disclosure should be transparent and understandable, facilitating comparability and accountability. We will typically vote against remuneration disclosure that fails to meet these standards.

6.2 EXECUTIVE REMUNERATION

It is our preference for executive remuneration to be designed to align the interests of management and directors with long-term shareholders and durable value creation. We generally vote in favour of compensation plans that we consider to be clear, robust and proportionate. We will consider voting against proposals that appear permissive or excessive within the context of relevant sector and market practices, and with respect to any company specific circumstances.

We have a preference for an annual vote on executive compensation. This helps to ensure ongoing alignment between management’s remuneration and the interests of shareholders.

6.3 NON-EXECUTIVE REMUNERATION

The board as a whole should determine levels of pay for non-executive directors and the non-executive chair in such a

2

PROXY VOTING POLICY

manner as to ensure alignment with shareholders’ interests, taking independent advice where appropriate to encourage objectivity. Performance- based pay or share options should not typically be granted to non-executive directors and non-executive chairs. We may vote against compensation plans that fail to meet these standards or alternatively consider voting against the chair of the remuneration committee and / or the chair of the board if deemed to be appropriate.

6.4 EMPLOYEE STOCK PURCHASE PLANS

We typically support employee stock plans that align with the interests of shareholders and are appropriate in quantum. We may vote against employee stock plans that fail to meet these standards or alternatively consider voting against the chair of the remuneration committee if deemed to be appropriate.

7. CHANGES TO CAPITAL STRUCTURE

7.1 RAISING EQUITY

We tend to vote against proposals that allow management to raise equity if the potential dilution* exceeds 10% and no specific reason for the capital increase is given. If a specific reason is given, then we will evaluate each proposal on its merits.

7.2 PRE-EMPTIVE RIGHTS

We generally vote against proposals to waive shareholders’ pre-emptive rights to participate in a capital increase if the potential dilution* exceeds 10%. We may accept waiving of pre-emptive rights in certain situations such as the creation of shares to pay for acquisitions or to reward staff and will evaluate each proposal on its merits.

7.3 SHARE REPURCHASES & REISSUANCE

We will typically approve proposals asking for permission to repurchase shares. Furthermore, we will generally vote for proposals to authorise the reissuance of previously repurchased shares as long as the potential dilution* is less than 10%.

7.4 TAKEOVER PROTECTION

We will generally vote against anti-takeover proposals or other ‘poison pill’ arrangements which can provide undue protection to entrenched management teams, including the authority to grant shares for such purposes.

8. PROTECTION OF SHAREHOLDER RIGHTS

8.1 VOTING STRUCTURES

Our preference is for a ‘one share, one vote’ voting structure for ordinary or common shares. We discourage any divergence from this approach that gives certain shareholders influence or control disproportionate to their economic interests. In the event that such voting structures already exist, we encourage disclosure and explanation and favour the use of ‘sunset’ mechanisms. We further encourage commensurate extra protections for minority shareholders (particularly in the event of a takeover bid) and have a strong preference for controlling shareholders to recuse themselves from votes where there is a potential conflict of interest or advisory votes where it would be beneficial to determine the view of minority investors.

8.2 RELATED-PARTY TRANSACTIONS

We consider management’s guidance on related-party transactions and we will vote in favour if the resolution aligns with the long-term best interests of shareholders.

9. MISCELLANEOUS

9.1 ANNUAL REPORT AND ACCOUNTS AND DISCLOSURE EXPECTATIONS

We have a preference that company Annual Report and Accounts and proxy voting materials are available in English.

9.2 ALLOCATION OF INCOME & DIVIDENDS

We may consider voting against proposals where the dividend allocation is below what we consider to be appropriate and the company retains significant cash on its balance sheet without adequate explanation. We may vote against proposals if a company has not specified the dividend allocation.

9.3 VAGUE OR POORLY DEFINED PROPOSALS

Where proposals are vague or poorly defined, we generally seek clarification from the company. If this is not forthcoming, we may vote against the proposal.

9.4 POLITICAL DONATIONS

We generally oppose proposals asking for permission to make political donations. In certain markets (such as the UK) where there is a legal requirement to seek pre-approval from shareholders for all political donations, we will typically support proportionate requests that are designed to protect the company against inadvertent or unauthorised donations. In these circumstances we expect the company to clearly state in their notice of meeting that they do not intend to make any political donations and to have appropriate policies in place to manage the risk of inadvertent or unauthorised political donations.

9.5 PLEDGING OF SHARES

We generally discourage the pledging of stock by management and directors of investee companies.

9.6 BUNDLED RESOLUTIONS

We review bundled resolutions on a case- by-case basis and encourage unbundling.

9.7 ESG ISSUES AND SHAREHOLDER PROPOSALS

We consider ESG-related resolutions and shareholder proposals, including those relating to climate risk, on a case-by-case basis, taking account of management recommendation. We will generally vote in favour of shareholder proposals that encourage companies to enhance their understanding and management of material sustainability risks and opportunities, and which are in the long-term interests of shareholders.

9.8 AD-HOC ITEMS

We generally vote against proposals requesting approval for ad-hoc items.

*   Potential dilution is calculated as (authorised shares less outstanding shares) / outstanding share count.

3

PROXY VOTING POLICY

10. PROXY VOTING DISCLOSURE

We publish aggregate annual voting data on our website alongside quarterly resolution level data. Our annual Sustainability report also includes aggregate quarterly voting data.

11. OWNERSHIP & REVIEW

This policy is owned by Walter Scott’s Investment Management Committee and is reviewed on an annual basis.

WALTER SCOTT & PARTNERS LIMITED, ONE CHARLOTTE SQUARE, EDINBURGH EH2 4DRTEL: +44 (0)131 2

25 1357. FAX: +44 (0)131 225 7997

                            WWW.WALTERSCOTT.COM

Registered in Scotland 93685. Registered Office as above. Authorised and regulated by the Financial Conduct Authority.

FCA Head Office: 12 Endeavour Square, London E20 1JN · www.fca.org.uk

4

Proxy Voting

As of December 1, 2022

,/

,,    WESTERN ASSET

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERIS assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedures

Responsibility and Oversight

The Regulatory Affairs Group is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of the Investment Operations Group (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Regulatory Affairs Group maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Regulatory Affairs Group for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.

The Regulatory Affairs Group reviews proxy issues to determine any material conflicts of interest. (see Conflicts of Interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not

1	Western Asset

reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party

e.

The Regulatory Affairs Group provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Regulatory Affairs Group.

f.	Portfolio Compliance Group votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s proxy voting policies and procedures.

b.	Copies of proxy statements received with respect to securities in client accounts.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for a period of not less than five (5) years with the first two (2) years in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies and procedures are described in the Firm’s Form ADV Part 2A. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.

Conflicts of Interest

All proxies are reviewed by the Regulatory Affairs Group for material conflicts of interest. Issues to be reviewed include, but are not limited to:

a.

Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

b.

Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

c.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome

2	Western Asset

Proxy Voting

of the matter before shareholders.

3	Western Asset

Voting Guidelines

Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision-making process.

Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and rerecommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The Management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

4	Western Asset

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

7.	Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business. This principle extends to Environmental, Social and Governance matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

5	Western Asset

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

V.	Environmental, Social and Governance Matters

Western Asset considers ESG matters as part of the overall investment process. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to Environmental, Social and Governance matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

As a general matter, Western Asset votes to encourage management and governance practices that enhance the strength of the issuer, build value for investors, and mitigate risks that might threaten their ability to operate and navigate competitive pressures.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Western Asset’s engagement process is aligned with the principles of the United Nations Global Compact (UNGC) and engages with issuers on the principles enshrined within it. Some of these issues include, but are not restricted to, Climate Risk and Environmental Management, Diversity and Development of Talent, Human Rights and Supply Chain Management, Product Safety and Security, Transparency in Reporting and Governance and Corporate Management As such, Western Asset seeks to integrate ESG principles into investment analysis where applicable and consistent with the Firm’s fiduciary duties. Although bondholders possess very different legal rights than shareholders, Western Asset believes it can impact ESG practices given its role in determining issuers’ cost of debt capital. By reinforcing the linkage between ESG practices and the cost of capital in meetings with issues, Western Asset seeks to guide issuers to improve their behavior around material ESG issues. Proxy voting practices reflect these priorities.

Situations can arise in which different clients and strategies have explicit ESG objectives beyond generally taking into account material ESG risks. Votes may be cast for such clients with the ESG objectives in mind. Votes involving ESG proposals that are not otherwise addressed in this policy will be voted on a case-by-case basis consistent with the Firm’s fiduciary duties to its clients, the potential consequences to the investment thesis for that issuer, and the specific facts and circumstances of each proposal.

Retirement Accounts

For accounts subject to ERISA, as well as other retirement accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the Department of Labor has determined that the responsibility remains with the investment manager.

In order to comply with the Department of Labor’s position, Western Asset will be presumed to have the obligation to vote proxies for its retirement accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the retirement account client and in accordance with any proxy voting guidelines provided by the client.

Disclosure

© Western Asset Management Company , LLC 2023. This publication is the property of Western Asset and is intended for the sole use of its clients, consultants, and other intended recipients. It should not be forwarded to any other person. Contents herein should be treated as confidential and proprietary information. This material may not be reproduced or used in any form or medium without ex press written permission.

6	Western Asset

Westfield Capital Management Company, L.P. Proxy Voting

Introduction

Westfield will offer to vote proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance. Therefore, Westfield seeks to vote all proxies in the best interest of clients which includes ERISA plan participants and beneficiaries, as applicable. Westfield also recognizes that the voting of proxies with respect to securities held in client accounts is an investment responsibility having economic value. Based on this, Westfield votes all ballots received for client accounts and covers all costs associated with voting proxy ballots.

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), Westfield has adopted and implemented policies and procedures that they believe are reasonably designed to ensure that proxies are voted in the best interest of clients. Westfield’s authority to vote proxies for their clients is established in writing, usually by the investment advisory contract. Clients can change such authority at any time with prior written notice to Westfield. Clients can also contact their Marketing representative or the Operations Department (wcmops@wcmgmt.com) for a report of how their accounts’ securities were voted.

Oversight of Proxy Voting Function

Westfield has engaged a third-party service provider, Institutional Shareholder Services, Inc. (the “vendor”), to assist with proxy voting. The Operation’s Proxy team will:

•	oversee the vendor; this includes working with the Compliance team in performing annual audits of the proxy votes and conducting annual due diligence;

•	ensure required proxy records are retained according to applicable rules and regulations and internal policy;

•	distribute proxy reports prepared by the vendor for internal and external requests;

•	review the proxy policy and voting guidelines at least annually; and

•	identify material conflicts of interest that may impair Westfield’s ability to vote shares in clients’ best interest.

Proxy Voting Guidelines

Westfield utilizes the vendor’s proxy voting guidelines, which consider market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield does not select a client’s voting policy. Clients must choose the policy that best fits their requirements. Clients may choose to vote in accordance with the vendor’s U.S. proxy voting guidelines (i.e., Standard Guidelines), Taft-Hartley guidelines which are in full conformity with the AFL-CIO’s proxy voting guidelines, Socially Responsible Investing Guidelines (“SRI”) or Sustainability Guidelines. A summary of ISS’ voting guidelines is located at the end of this policy.

The vendor reviews the above listed policies annually to ensure they are still considering market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield reviews these changes annually to ensure they are in clients’ best interests.

Generally, information on Westfield’s proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield may provide such information to solicitors if it is believed that a response will benefit clients or a response is requested from the Westfield security analyst or portfolio manager.

Proxy Voting Process

The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will

Westfield Capital Management Company, L.P.

Date Approved: 02/03/2023

Westfield Capital Management Company, L.P. Proxy Voting

use best efforts in obtaining any missing ballots; however, only those proxy ballots the vendor has received will be voted. For any missing ballots, the vendor and/or Westfield will contact custodians to locate such ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate in securities lending programs should be aware that Westfield will not call back any shares on loan for proxy voting purposes. However, Westfield could request a client call back shares if they determine there is the potential for a material benefit in doing so.

For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. Proxies will be voted in accordance with the guidelines, unless the Westfield analyst or portfolio manager believes that following the vendor’s guidelines would not be in the clients’ best interests.

With limited exceptions, an analyst or portfolio manager may request to override the Standard or the Sustainability Guidelines at any time on or before the meeting cutoff date. When there is an upcoming material meeting (also referred to as “significant votes”), the Proxy team will bring the identified ballots to the analyst’s or portfolio manager’s attention. Westfield utilizes the vendor’s classification to determine materiality (e.g. mergers, acquisitions, proxy contests). If the analyst or portfolio manager chooses to vote against the vendor’s stated guidelines in any instance, he/she must make the request in writing and provide a rationale for the vote against the stated guidelines. No analyst or portfolio manager overrides are permitted in the Taft-Hartley and SRI guidelines.

Conflicts of Interest

Compliance and the Proxy team are responsible for identifying conflicts of interest that could arise when voting proxy ballots on behalf of Westfield’s clients. Per Westfield’s Code of Ethics and other internal policies, all employees should avoid situations where potential conflicts may exist. Westfield has put in place certain reviews to ensure proxies are voted solely on the investment merits of the proposal. In identifying potential conflicts, Compliance will review many factors, including, but not limited to existing relationships with Westfield or an employee, and the vendor’s disclosed conflicts. If an actual conflict of interest is identified, it is reviewed by the Compliance and/or Proxy teams. If it is determined that the conflict is material in nature, the analyst or portfolio manager may not override the vendor’s recommendation. Westfield’s material conflicts are coded within the vendor’s system. These meetings are flagged within the system to ensure Westfield does not override the vendor’s recommendations.

Annually, Westfield will review the vendor’s policies regarding their disclosure of their significant relationships to determine if there are conflicts that would impact Westfield. Westfield will also review their Code of Ethics which specifically identifies their actual or potential conflicts. During the annual due diligence meeting, Westfield ensures that the vendor has firewalls in place to separate the staff that performs proxy analyses and research from the members of ISS Corporate Solutions, Inc.

Proxy Reports

Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up stage, but clients may modify this reporting schedule at any time with prior written notice to Westfield. The reports will contain at least the following information:

•	company name

•	meeting agenda

•	how the account voted on each agendaitem

Westfield Capital Management Company, L.P.

Date Approved: 02/03/2023

Westfield Capital Management Company, L.P. Proxy Voting

•	how management recommended the vote to be cast on each agenda item

•	rationale for any votes against the established guidelines (rationale is not always provided for votes that are in-line with guidelines since these are set forth in the written guidelines)

Recordkeeping

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by either Westfield or the proxy vendor:

•	a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect during the required time period;

•

electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•	records of each vote cast for each client;

•

documentation created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);

•	written reports to clients on proxy voting and all client requests for information and Westfield’s response;

•	disclosure documentation to clients on how they may obtain information on how Westfield voted their securities

Westfield Capital Management Company, L.P.

Date Approved: 02/03/2023

UNITED STATES

Concise Proxy Voting Guidelines
Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2023
Published December 13, 2022

WWW.ISSGOVERNANCE.COM

The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

Board of Directors

Voting on Director Nominees in Uncontested Elections

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non- Executive Directors per ISS’ Classification of Directors) when:

•	Independent directors comprise 50 percent or less of the board;

•	The non-independent director serves on the audit, compensation, or nominating committee;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

[1]

A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

[2]

In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[3]	Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

WWW.ISSGOVERNANCE.COM

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

•	Sit on more than five public company boards; or

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[4].

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

•

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

•	The board failed to act on takeover offers where the majority of shares are tendered;

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

[4]

Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

[5]	Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

WWW.ISSGOVERNANCE.COM

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

•	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

•	The company’s response, including:

•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

•	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

PROBLEMATIC TAKEOVER DEFENSES, CAPITAL STRUCTURE, AND GOVERNANCE STRUCTURE

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

•	The company has a poison pill with a deadhand or slowhand feature[6];

•	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or

•	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

•	The disclosed rationale for the adoption;

•	The trigger;

•	The company’s market capitalization (including absolute level and sudden changes);

•	A commitment to put any renewal to a shareholder vote; and

•	Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

[6]

If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

[7]	Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.
[8]

This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

WWW.ISSGOVERNANCE.COM

Exceptions to this policy will generally be limited to:

•	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;

•	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;

•	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or

•	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards : The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure : For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

•	Supermajority vote requirements to amend the bylaws or charter;

•	A classified board structure; or

•	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•	The company’s ownership structure;

•	The company’s existing governance provisions;

•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and

•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

[9]	Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

WWW.ISSGOVERNANCE.COM

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

•	Classified the board;

•	Adopted supermajority vote requirements to amend the bylaws or charter;

•	Eliminated shareholders’ ability to amend bylaws;

•	Adopted a fee-shifting provision; or

•	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

•

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A multi-class capital structure; and/or

•	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

•	The presence of a shareholder proposal addressing the same issue on the same ballot;

•	The board’s rationale for seeking ratification;

•	Disclosure of actions to be taken by the board should the ratification proposal fail;

•	Disclosure of shareholder engagement regarding the board’s ratification request;

•	The level of impairment to shareholders’ rights caused by the existing provision;

•	The history of management and shareholder proposals on the provision at the company’s past meetings;

•	Whether the current provision was adopted in response to the shareholder proposal;

•	The company’s ownership structure; and

•	Previous use of ratification proposals to exclude shareholder proposals.

WWW.ISSGOVERNANCE.COM

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

•

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices; or

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

•	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

•	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock : Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

•	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

•	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

•	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

•	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

•	Any other relevant factors.

WWW.ISSGOVERNANCE.COM

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy :

•	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:

•	Board governance measures;

•	Corporate strategy;

•	Risk management analyses; and

•	Metrics and targets.

•	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

[10]	Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.
[11]

Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

WWW.ISSGOVERNANCE.COM

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the company relative to its industry;

•	Management’s track record;

•	Background to the contested election;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of the critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates); and

•	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

•	The scope and rationale of the proposal;

•	The company’s current board leadership structure;

•	The company’s governance structure and practices;

•	Company performance; and

•	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

•	A majority non-independent board and/or the presence of non-independent directors on key board committees;

•	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;

•	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;

•	Evidence that the board has failed to oversee and address material risks facing the company;

•	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or

•	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

WWW.ISSGOVERNANCE.COM

Shareholder Rights & Defenses

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[12] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10 percent preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to

[12]

“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

WWW.ISSGOVERNANCE.COM

disclose the circumstances under which virtual-only13 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

•	Scope and rationale of the proposal; and

•	Concerns identified with the company’s prior meeting practices.

Capital/Restructuring

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

•	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.

•	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.

•	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

•	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

•	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;

•	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

•	The company has a non-shareholder approved poison pill (including an NOL pill); or

•

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

•	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

•	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

•	A government body has in the past year required the company to increase its capital ratios.

[13]	Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

WWW.ISSGOVERNANCE.COM

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

•	twice the amount needed to support the transactions on the ballot, and

•	the allowable increase as calculated for general issuances above.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure

WWW.ISSGOVERNANCE.COM

that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say- on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for- performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

WWW.ISSGOVERNANCE.COM

•	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or

•	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices14, this analysis considers the following:

1.	Peer Group[15] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

•	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

•	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[16] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based incentive awards;

•	The overall ratio of performance-based compensation to fixed or discretionary pay;

•	The rigor of performance goals;

•	The complexity and risks around pay program design;

•	The transparency and clarity of disclosure;

•	The company’s peer group benchmarking practices;

•	Financial/operational results, both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay[17] compared to grant pay; and

•	Any other factors deemed relevant.

[14]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[15]

The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

[16]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
[17]	ISS research reports include realizable pay for S&P1500 companies.

WWW.ISSGOVERNANCE.COM

Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking or present a windfall risk; and

•	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Extraordinary perquisites or tax gross-ups;

•	New or materially amended agreements that provide for:

•	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;

•	CIC excise tax gross-up entitlements (including “modified” gross-ups);

•	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

•	Liberal CIC definition combined with any single-trigger CIC benefits;

•	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;

•	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);

•	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

WWW.ISSGOVERNANCE.COM

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans18 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

•

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Quality of disclosure around vesting upon a change in control (CIC);

•	Discretionary vesting authority;

•	Liberal share recycling on various award types;

•	Lack of minimum vesting period for grants made under the plan;

•	Dividends payable prior to award vesting.

•	Grant Practices:

•	The company’s three-year burn rate relative to its industry/market cap peers;

•	Vesting requirements in CEO’s recent equity grants (3-year look-back);

•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

[18]

Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

WWW.ISSGOVERNANCE.COM

•	Whether the company maintains a sufficient claw-back policy;

•	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

•	Awards may vest in connection with a liberal change-of-control definition;

•

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;

•	The plan is excessively dilutive to shareholders’ holdings;

•	The plan contains an evergreen (automatic share replenishment) feature; or

•	Any other plan features are determined to have a significant negative impact on shareholder interests.

Social and Environmental Issues

Global Approach – E&S Shareholder Proposals

ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

•	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

WWW.ISSGOVERNANCE.COM

Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan19, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

•	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;

•	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);

•	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);

•	Whether the company has sought and received third-party approval that its targets are science-based;

•	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;

•	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;

•	Whether the company’s climate data has received third-party assurance;

•	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;

•	Whether there are specific industry decarbonization challenges; and

•	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

•	The completeness and rigor of the company’s climate-related disclosure;

•	The company’s actual GHG emissions performance;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

•

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

[19]	Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

WWW.ISSGOVERNANCE.COM

•	The company’s level of disclosure compared to industry peers; and

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;

•	Whether company disclosure lags behind industry peers;

•	The company’s actual GHG emissions performance;

•	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

•	The company’s established process or framework for addressing racial inequity and discrimination internally;

•	Whether the company adequately discloses workforce diversity and inclusion metrics and goals;

•	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;

•	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;

•	The company’s track record in recent years of racial justice measures and outreach externally; and

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

ESG Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

•	The scope and prescriptive nature of the proposal;

•	The company’s current level of disclosure regarding its environmental and social performance and governance;

•	The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and

•	Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

WWW.ISSGOVERNANCE.COM

We empower investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics, and insight.

GET STARTED WITH ISS SOLUTIONS

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2022 | Institutional Shareholder Services and/or its affiliates

WWW.ISSGOVERNANCE.COM

UNITED STATES TAFT-HARTLEY PROXY VOTING GUIDELINES 2023 Executive Summary Published January 17, 2023 W W W . I S S G O V E R N A N C E . C O M

WWW.ISSGOVERNANCE.COM

Introduction

The proxy voting policy of ISS’ Taft-Hartley Advisory Services is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The Taft-Hartley Advisory Services voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the “economic best interests” of plan participants and beneficiaries. Taft-Hartley Advisory Services will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a “worker-owner view of value.”

The Taft-Hartley Advisory Services guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses – all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:

•	Corporate policies that affect job security and wage levels;

•	Corporate policies that affect local economic development and stability;

•	Corporate responsibility to employees, communities and the environment; and

•	Workplace safety and health issues.

Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines outlined in the following pages. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. It is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft-Hartley Advisory Services’ guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker-owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant and will remain in conformity with the AFL-CIO proxy voting policy.

WWW.ISSGOVERNANCE.COM

The policies contained herein are a sampling only of selected key Taft-Hartley Advisory Services U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

Board of Directors

Voting on Director Nominees in Uncontested Elections

Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Taft-Hartley Advisory Services supports annually elected boards and holds directors to a high standard when voting on their election, qualifications, and compensation.

Taft-Hartley Advisory Services believes votes should be cast in a manner that will encourage the independence of boards. In particular, the Taft-Hartley guidelines board independence standards require a two-thirds majority independent board. The Taft-Hartley guidelines also employ a higher bar on director independence classifications and consider directors who have been on the board for a period exceeding 10 years as non-independent directors. Furthermore, key board committees should be composed entirely of independent directors. Taft-Hartley Advisory Services supports shareholders proposals requesting the separation of the chairman and CEO positions and opposes the election of a non-independent chair.

Taft-Hartley Advisory Services takes into account the attendance records of directors, using a benchmark attendance rate of 75 percent of board and committee meetings. Cases of chronic poor attendance without reasonable justification may also warrant adverse recommendations for nominating/governance committees or the full board. Taft-Hartley Advisory Services will also vote against a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed “overboarded” if he/she sits on more than four public company boards while CEO directors will be considered as such if they serve on more than one public company board besides their own. Furthermore, adverse recommendations for directors may be warranted at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain1, Taft- Hartley Advisory Services will generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where Taft-Hartley Advisory Services determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

[1]	Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

WWW.ISSGOVERNANCE.COM

Board Size

While there is no hard and fast rule among institutional investors as to what may be an optimal board size, a board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin. Given that the preponderance of boards in the U.S. range between five and fifteen directors, many institutional investors believe this benchmark is a useful standard for evaluating such proposals. Taft-Hartley Advisory Services will generally vote against any proposal seeking to amend the company’s board size to fewer than five seats or more than fifteen seats.

Board Diversity

Taft-Hartley Advisory Services will generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) for companies where there are no women on the company’s board or for companies in the Russell 3000 or S&P 1500 indices where the board has no apparent racially or ethnically diverse members2.

Taft-Hartley Advisory Services will support shareholder proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of director. Taft-Hartley fiduciaries generally believe that increasing diversity in the boardroom better reflects a company’s workforce, customers and community, and enhances shareholder value.

Majority Threshold Voting Requirement for Director Elections

Taft-Hartley fiduciaries believe shareholders should have a greater voice in regard to the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S. Shareholders have expressed strong support for resolutions on majority threshold voting. Taft-Hartley Advisory Services supports proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, provided the proposal includes a carve-out for a plurality voting standard in contested director elections.

Cumulative Voting

Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by “cumulating” their votes for one nominee, thereby creating a measure of independence from management control. Taft-Hartley Advisory Services will generally vote against proposals to eliminate cumulative voting, and for proposals to allow cumulative voting.

Shareholder Access to the Proxy

Many investors view proxy access as an important shareholder right, one that is complementary to other best- practice corporate governance features. Taft-Hartley Advisory Services is generally supportive of reasonably crafted shareholder proposals advocating for the ability of long-term shareholders to cost-effectively nominate

[2]	Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

WWW.ISSGOVERNANCE.COM

director candidates that represent their interests on management’s proxy card. Shareholder proposals that have the potential to result in abuse of the proxy access right by way of facilitating hostile takeovers will generally not be supported.

Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Taft-Hartley Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in- person meeting.

Taft-Hartley Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

Poison Pills

Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While poison pills are evaluated on a case-by-case basis depending on a company’s particular set of circumstances, Taft-Hartley Advisory Services will generally vote for proposals to submit a company’s poison pill to shareholder vote and/or eliminate or redeem poison pills.

Proxy Contests — Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or “dissident slate” seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a case-by-case basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

WWW.ISSGOVERNANCE.COM

Capital Structure

Increase Authorized Common Stock

Corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. Taft-Hartley Advisory Services will vote for proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. An increase of up to 50 percent is enough to allow a company to meet its capital needs. Taft-Hartley Advisory Services will vote against proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase. Adverse recommendations would be considered warranted if the proposal or the company’s prior or ongoing use of authorized shares is problematic (e.g., the company has a non-shareholder approved poison pill).

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Evaluation of management proposals to implement a reverse stock split will take into account whether there is a corresponding proportional decrease in authorized shares. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by way of reducing the number of shares outstanding, while leaving the number of authorized shares to be issued at the pre-split level. Taft-Hartley Advisory Services also considers if the reverse stock split is necessary to maintain listing of a company’s stock on the national stock exchanges, or if there is substantial doubt about the company’s ability to continue as a going concern without additional financing.

Taft-Hartley Advisory Services generally supports a reverse stock split if the number of authorized shares will be reduced proportionately. When there is not a proportionate reduction of authorized shares, Taft-Hartley trustees should oppose such proposals unless a stock exchange has provided notice to the company of a potential delisting.

Dual Class Structures

Taft-Hartley Advisory Services does not support dual share class structures. Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two class system. Taft-Hartley Advisory Services will vote for a one share, one vote capital structure, and vote against the creation or continuation of dual class structures.

Preferred Stock Authorization

Preferred stock is an equity security which has certain features similar to debt instruments- such as fixed dividend payments and seniority of claims to common stock—and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Taft-Hartley Advisory Services will generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Taft-Hartley Advisory Services will also consider company-specific factors including the company’s prior or ongoing use of authorized shares, disclosure on specific reasons/rationale for the proposed increase, the dilutive impact of the request, disclosure of specific risks to shareholders of not approving the request, and whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

WWW.ISSGOVERNANCE.COM

Share Repurchase Programs

While most U.S. companies can and do implement share buyback programs via board resolutions without shareholder votes, there are exceptions to this rule. Certain financial institutions, for example, are required by their regulators to receive shareholder approval for buyback programs. In addition, certain U.S.-listed cross-market companies are required by the law of their country of incorporation to receive shareholder approval to grant the board the authority to repurchase shares.

For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, Taft-Hartley Advisory Services will vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns. Taft-Hartley Advisory Services will vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from executives at a premium to market price.

Auditor Ratification

Auditor Independence

Auditors are the backbone upon which a company’s financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, auditor tenure, as well as whether the ratification of auditors has been put up for shareholder vote. Failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

Taft-Hartley Advisory Services will vote against the ratification of a company’s auditor if it receives more than one- quarter of its total fees for consulting or if auditor tenure has exceeded seven years. A vote against the election of Audit Committee members will also be recommended when auditor ratification is not included on the proxy ballot and/or when consulting fees exceed audit fees. Taft-Hartley Advisory Services supports shareholder proposals to ensure auditor independence and effect mandatory auditor ratification.

WWW.ISSGOVERNANCE.COM

Mergers, Acquisitions, and Restructurings

Taft-Hartley Advisory Services votes for corporate transactions that take the high road to competitiveness and company growth. Taft-Hartley Advisory Services believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. Taft- Hartley Advisory Services opposes corporate transactions which indiscriminately lay off workers and shed valuable competitive resources.

Mergers and Acquisitions

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case- by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

Reincorporation

For a company that seeks to reincorporate, Taft-Hartley Advisory Services evaluates the merits of the move on a case-by-case basis, taking into consideration both financial and corporate governance concerns including the reasons for reincorporation, a comparison of both the company’s governance practices and provisions prior to and following the reincorporation, and corporation laws of original state and destination state.

Executive Compensation

Equity Incentive Plans

Taft-Hartley Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to sustained performance. Stock options and other forms of equity compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company— and shareholders— prosper together. Poorly designed equity award programs can encourage excessive risk-taking behavior and incentivize executives to pursue corporate strategies that promote short-term stock price to the ultimate detriment of long-term shareholder value.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders’ share value and voting power. In general, Taft-Hartley Advisory Services supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. Option plans are evaluated on a case-by-case basis, taking into consideration factors including: exercise price, voting power dilution, equity burn rate, executive concentration ratios, pay-for-performance, and the presence of any repricing provisions.

WWW.ISSGOVERNANCE.COM

Options Backdating

Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. When options backdating has taken place, Taft-Hartley Advisory Services may consider recommending against or withholding votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions taken by the board. Taft-Hartley Advisory Services adopts a case-by-case approach to the options backdating issue to differentiate companies that had sloppy administration versus those that had committed fraud, as well as those companies that have since taken corrective action. Instances in which companies have committed fraud are more disconcerting, and Taft-Hartley Advisory Services will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals (MSOP)

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “Say on Pay”), an advisory vote on the frequency of Say on Pay, as well as a shareholder advisory vote on golden parachute compensation. Taft-Hartley Advisory Services believes that executive pay programs should be fair, competitive, reasonable, and appropriate, and that pay for performance should be a central tenet in executive compensation philosophy. Taft-Hartley Advisory Services will vote against MSOP proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Taft-Hartley Advisory Services also supports annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Golden Parachutes

Golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in- control. Under most golden parachute agreements, senior level management employees receive a lump sum pay- out triggered by a change-in-control at usually two to three times base salary. These severance agreements can grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Taft- Hartley Advisory Services will vote for shareholder proposals to have all golden parachute agreements submitted for shareholder ratification, and evaluates golden parachutes compensation on a case-by-case basis, consistent with Taft-Hartley Advisory Services’ policies on problematic pay practices related to severance packages.
Proposals to Limit Executive and Director Pay

Taft-Hartley Advisory Services will vote for shareholder proposals that seek additional disclosure of executive and director pay information. Taft-Hartley Advisory Services will also vote for shareholder proposals that seek to eliminate outside directors’ retirement benefits. Taft-Hartley Advisory Services reviews on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to non-financial factors such as corporate downsizing, customer/employee satisfaction, community involvement, human rights, social and environmental goals and performance.

WWW.ISSGOVERNANCE.COM

Corporate Responsibility & Accountability

Taft-Hartley Advisory Services generally supports social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. Taft-Hartley Advisory Services typically supports proposals that ask for disclosure reporting of information that is not available outside the company and not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues.

Corporate and Supplier Codes of Conduct

Taft-Hartley Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the “Declaration on Fundamental Principles and Rights At Work,” ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each member nation of the ILO body is bound to respect and promote these rights to the best of their abilities.

Taft-Hartley Advisory Services supports the implementation and reporting on ILO codes of conduct. Taft-Hartley Advisory Services also votes in favor of requests for an assessment of the company’s human rights risks in its operation or in its supply chain, or report on its human rights risk assessment process.

Greenhouse Gas Emissions

Shareholder proposals asking a company to issue a report to shareholders – at reasonable cost and omitting proprietary information – on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost. Taft-Hartley Advisory Services generally supports greater disclosure on climate change-related proposals.

Sustainability Reporting and Planning

The concept of sustainability is commonly understood as meeting the needs of the present generation without compromising the ability of future generations to meet their own needs. Indeed, the term sustainability is complex and poses significant challenges for companies on many levels. Many in the investment community have termed this broader responsibility the “triple bottom line,” referring to the triad of performance goals related to economic prosperity, social responsibility and environmental quality. In essence, the concept requires companies to balance the needs and interests of their various stakeholders while operating in a manner that sustains business growth for the long-term, supports local communities and protects the environment and natural capital for future generations.

Taft-Hartley Advisory Services generally supports shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.

WWW.ISSGOVERNANCE.COM

Hydraulic Fracturing

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals is blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies. Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies aimed at reducing hazards from the process.

Taft-Hartley Advisory Services generally supports shareholder requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

Workplace Practices and Human Rights

Taft-Hartley Advisory Services supports shareholder requests for workplace safety reports, including reports on accident risk reduction effort. In addition, Taft-Hartley Advisory Services will generally support proposals calling for action on equal employment opportunity and anti-discrimination, and requests to conduct an independent racial equity and/or civil rights audit.

WWW.ISSGOVERNANCE.COM

We empower investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics, and insight.

GET STARTED WITH ISS SOLUTIONS

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2023 | Institutional Shareholder Services and/or its affiliates

WWW.ISSGOVERNANCE.COM

ISS

UNITED STATES

SRI PROXY VOTING GUIDELINES

2023 Executive Summary

Published January 17, 2023

WWW.ISSGOVERNANCE.COM

WWW.ISSGOVERNANCE.COM

Introduction

ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.

These dual objectives carry through to socially responsible investors’ proxy voting activity once the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.

The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note that there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. Where Social Advisory Services acts as voting agent for its clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.

WWW.ISSGOVERNANCE.COM

The policies contained herein are a sampling only of selected key Social Advisory Services U.S. proxy voting guidelines and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

Management Proposals

Board of Directors

Social Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be composed of a majority of independent directors and key board committees should be composed entirely of independent directors. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairman of the board. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders.

Social Advisory Services will generally oppose all director nominees if the board is not majority independent and will vote against or withhold from non-independent directors who sit on key board committees. Social Advisory Services will also vote against or withhold from incumbent members of the nominating committee, or other directors on a case-by-case basis, where the board is not comprised of at least 40 percent underrepresented gender identities1 or at least 20 percent racially or ethnically diverse directors. The election of directors who have failed to attend a minimum of 75 percent of board and committee meetings held during the year will be opposed. Furthermore, Social Advisory Services will vote against or withhold from a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed “overboarded” if they sit on more than five public company boards while CEO directors will be considered as such if they serve on more than two public company boards besides their own.

In addition, Social Advisory Services will generally vote against or withhold from directors individually, committee members, or potentially the entire board, for failure to adequately guard against or manage ESG risks or for lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks. For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain2, Social Advisory Services will generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where Social Advisory Services determines that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.

Social Advisory Services supports requests asking for the separation of the positions of chairman and CEO, opposes the creation of classified boards, and reviews proposals to change board size on a case-by-case basis. Social Advisory Services also generally supports shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Social Advisory Services may vote against or

[1]	Underrepresented gender identities include directors who identify as women or as non-binary.
[2]	For 2023, companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

WWW.ISSGOVERNANCE.COM

withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

Board Responsiveness

Social Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal that received the support of a majority of the shares in the previous year. When evaluating board responsiveness issues, Social Advisory Services takes into account other factors, including the board’s failure to act on takeover offers where the majority of shares are tendered; if at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Auditors

While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, Social Advisory Services believes that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Social Advisory Services will vote against the ratification of the auditor in cases where non-audit fees represent more than 25 percent of the total fees paid to the auditor in the previous year. Social Advisory Services supports requests asking for the rotation of the audit firm, if the request includes a timetable of five years or more.

Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Social Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Social Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

Miscellaneous Governance Provisions

Social Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case- by-case basis, taking into account the impact on shareholder rights.

WWW.ISSGOVERNANCE.COM

Capital Structures

Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

Social Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Social Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s prior or ongoing use of share authorizations and elements of the current request.

Executive and Director Compensation

The global financial crisis has resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by management. The crisis has raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk- taking and other unsustainable practices that could threaten a corporation‘s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and; b) exemplify the costly liabilities of failing to do so.

Social Advisory Services evaluates executive and director compensation by considering the presence of appropriate pay-for-performance alignment with long-term shareholder value, compensation arrangements that risk “pay for failure,” and an assessment of the clarity and comprehensiveness of compensation disclosures. Shareholder proposals calling for additional disclosure on compensation issues or the alignment of executive compensation with social or environmental performance criteria are supported, while shareholder proposals calling for other changes to a company’s compensation programs are reviewed on a case-by-case basis.

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (Say on Pay), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Social Advisory Services will vote against Say on Pay proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Social Advisory Services will evaluate whether pay quantum is in alignment with company performance, and consideration will also be given to whether the proportion of performance-contingent pay elements is sufficient in light of concerns with a misalignment between executive pay and company performance.

Social Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach.

Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case- by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

WWW.ISSGOVERNANCE.COM

Mutual Fund Proxies

There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Social Advisory Services evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.

Shareholder Proposals

Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Social Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported. Social Advisory Services supports initiatives that seek to strengthen the link between executive pay and performance, including performance elements related to corporate social responsibility.

Shareholder Proposals on Social and Environmental Topics

Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, weapons, consumer welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

•	The number and variety of shareholder resolutions on social and environmental issues has increased;

•	Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;

•	The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation; and

•	Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

Social Advisory Services generally supports requests for additional disclosures that would allow shareholders to better assess the board and management’s oversight of risks in the company’s operations. Social Advisory Services will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that seek to improve a company’s public image or reduce its exposure to liabilities and risks.

WWW.ISSGOVERNANCE.COM

We empower investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics, and insight.

GET STARTED WITH ISS SOLUTIONS

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2023 | Institutional Shareholder Services and/or its affiliates

WWW.ISSGOVERNANCE.COM

ISS

UNITED STATES

SUSTAINABILITY PROXY VOTING GUIDELINES

2023 Executive Summary

Published January 17, 2023

WWW.ISSGOVERNANCE.COM

WWW.ISSGOVERNANCE.COM

Introduction

ISS’ Sustainability Advisory Services recognizes the growing view among investment professionals that sustainability or environmental, social, and corporate governance (ESG) factors could present material risks to portfolio investments. Whereas investment managers have traditionally analyzed topics such as board accountability and executive compensation to mitigate risk, greater numbers are incorporating ESG performance into their investment decision making in order to have a more comprehensive understanding of the overall risk profile of the companies in which they invest to ensure sustainable long-term profitability for their beneficiaries.

Investors concerned with portfolio value preservation and enhancement through the incorporation of sustainability factors can also carry out this active ownership approach through their proxy voting activity. In voting their shares, sustainability-minded investors are concerned not only with economic returns to shareholders and good corporate governance, but also with ensuring corporate activities and practices are aligned with the broader objectives of society. These investors seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives including affirmative support for related shareholder resolutions advocating enhanced disclosure and transparency.

Sustainability Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the objectives of sustainability-minded investors and fiduciaries. On matters of ESG import, ISS’ Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. Generally, ISS’ Sustainability Policy will take as its frame of reference internationally recognized sustainability-related initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), United Nations Principles for Responsible Investment (UNPRI), United Nations Global Compact, Global Reporting Initiative (GRI), Carbon Principles, International Labour Organization Conventions (ILO), Ceres Roadmap 2030, Global Sullivan Principles, MacBride Principles, and environmental and social European Union Directives. Each of these efforts promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that promote practices that present new opportunities or that mitigate related financial and reputational risks.

On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance.

These guidelines provide an overview of how ISS approaches proxy voting issues for subscribers of the Sustainability Policy. Sustainability Advisory Services notes there may be cases in which the final vote recommendation at a particular company varies from the voting guidelines due to the fact that Sustainability Advisory Services closely examines the merits of each proposal and consider relevant information and company-specific circumstances in arriving at decisions. To that end, ISS engages with both interested shareholders as well as issuers to gain further insight into contentious issues facing the company. Where ISS acts as voting agent for clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Sustainability Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social and corporate governance topics, as well as the evolution of market standards, regulatory changes and client feedback.

WWW.ISSGOVERNANCE.COM

The policies contained herein are a sampling only of selected key Sustainability Advisory Services U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

Management Proposals

Board of Directors

ISS’ Sustainability Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Sustainability Advisory Services will generally oppose non-independent director nominees if the board is not composed of a majority of independent directors and will vote against or withhold from non-independent directors who sit on key board committees. Sustainability Advisory Services will also vote against or withhold from the chair of the nominating committee, or other nominees on a case-by-case basis, if the board lacks at least one director of an underrepresented gender identity1 or where the board has no apparent racially or ethnically diverse members2. The election of directors who have failed to attend a minimum of 75 percent of board and committee meetings held during the year will be opposed. Furthermore, Sustainability Advisory Services will vote against or withhold from a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed “overboarded” if they sit on more than five public company boards while CEO directors will be considered as such if they serve on more than two public company boards besides their own.

In addition, Sustainability Advisory Services will generally vote against or withhold from directors individually, committee members, or potentially the entire board, for failure to adequately guard against or manage ESG risks or for lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks. For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain3, Sustainability Advisory Services will generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where Sustainability Advisory Services determines that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.

[1]	Underrepresented gender identities include directors who identify as women or as non-binary.
[2]	Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.
[3]	For 2023, companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

WWW.ISSGOVERNANCE.COM

Sustainability Advisory Services generally supports requests asking for the separation of the positions of chairman and CEO, and shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Sustainability Advisory Services may vote against or withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

Board Responsiveness

Sustainability Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal that received the support of a majority of the shares in the previous year. When evaluating board responsiveness issues, Sustainability Advisory Services takes into account other factors including the board’s failure to act on takeover offers where the majority of shares are tendered; if at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Auditors

While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, Sustainability Advisory Services believes that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Sustainability Advisory Services will vote against the ratification of the auditor in cases where fees for non-audit services are excessive.

Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Sustainability Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Sustainability Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

Miscellaneous Governance Provisions

Sustainability Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case-by-case basis, taking into account the impact on shareholder rights.

WWW.ISSGOVERNANCE.COM

Capital Structures

Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

Sustainability Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Sustainability Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s past use of share authorizations and elements of the current request.

Executive and Director Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (Say on Pay), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Sustainability Advisory Services will vote against Say on Pay proposals if there is an unmitigated misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Sustainability Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach.

Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by- case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

Mutual Fund Proxies

There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Sustainability Advisory Services evaluates these proposals on a case- by-case basis taking into consideration recent trends and best practices at mutual funds.

WWW.ISSGOVERNANCE.COM

Shareholder Proposals

Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Sustainability Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported.

Shareholder Proposals on Social and Environmental Topics

Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, weapons, consumer welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

•	The number and variety of shareholder resolutions on social and environmental issues has increased;

•	Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;

•	The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation; and

•	Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

While focusing on value enhancement through risk mitigation and exposure to new sustainability-related opportunities, these resolutions also seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives to promote disclosure and transparency. Sustainability Advisory Services generally supports standards-based ESG shareholder proposals that enhance long-term shareholder and stakeholder value while aligning the interests of the company with those of society at large. In particular, the policy will focus on resolutions seeking greater transparency and/or adherence to internationally recognized standards and principles.

WWW.ISSGOVERNANCE.COM

We empower investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics, and insight.

GET STARTED WITH ISS SOLUTIONS

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2023 | Institutional Shareholder Services and/or its affiliates

WWW.ISSGOVERNANCE.COM

PART C: OTHER INFORMATION

Item 28.	Exhibits

Exhibit No.	Exhibit
(a)(1)	Third Amended and Restated Master Trust Agreement, dated December 17, 2018, is incorporated by reference to PEA No. 78 filed on December 21, 2018.

(b)(1)	Amended and Restated By-Laws, dated December 17, 2018, is incorporated by reference to PEA No. 78 filed on December 21, 2018.

(c)	Not Applicable.

(d)(1)	Investment Management Agreement, dated as of October 28, 2009, between the Registrant and Consulting Group Advisory Services LLC (“CGAS”) is incorporated by reference to PEA No. 53 to the Registration Statement on Form N-1A filed on December 29, 2009.

(d)(2)	Amendment to Investment Management Agreement between the Alternative Strategies Fund and CGAS, dated December 20, 2017, is incorporated by reference to PEA No. 76 filed on December 29, 2017.

(d)(3)	Investment Advisory Agreement, dated May 20, 2019, between CGAS and Aristotle Capital Boston, LLC (“Aristotle”) relating to Small-Mid Cap Equity Fund, is incorporated by reference to PEA No. 82 to the Registration Statement on Form N-1A filed on December 27, 2019.

(d)(4)	Investment Advisory Agreement, dated October 28, 2009, between CGAS and BlackRock Financial Management, Inc. (“BlackRock”) relating to Core Fixed Income Fund (formerly, Core Fixed Income Investments) is incorporated by reference to PEA No. 53 to the Registration Statement on Form N-1A filed on December 29, 2009.

(d)(5)	Supplement to Investment Advisory Agreement, dated February 22, 2016, between CGAS and BlackRock relating to the addition of the Large Cap Equity Fund and the Small-Mid Cap Equity Fund is incorporated by reference to PEA No. 73 to the Registration Statement on Form N-1A filed on December 22, 2016.

(d)(6)	Supplement to Investment Advisory Agreement, dated July 15, 2015, between CGAS and BlackRock relating to the addition of the International Equity Fund and the Emerging Markets Equity Fund is incorporated by reference to PEA No. 73 to the Registration Statement on Form N-1A filed on December 22, 2016.

(d)(7)	Supplement to Investment Advisory Agreement, dated February 25, 2019, between CGAS and BlackRock relating to the addition of the Municipal Bond Fund, is incorporated by reference to PEA No. 82 to the Registration Statement on Form N-1A filed on December 27, 2019.

(d)(8)	Investment Advisory Agreement, May 22, 2014, between CGAS and Causeway Capital Management LLC (“Causeway”) relating to International Equity Fund (formerly, International Equity Investments) is incorporated by reference to PEA No. 63 to the Registration Statement on Form N-1A filed on December 29, 2014.

(d)(9)	Investment Advisory Agreement, dated November 20, 2017, between CGAS and ClearBridge Investments, LLC (“ClearBridge”) relating to Large Cap Equity Fund, is incorporated by reference to PEA No. 76 filed on December 29, 2017.

(d)(10)	Amendment to Investment Advisory Agreement, dated October 12, 2022, between CGAS and ClearBridge, relating to Large Cap Equity Fund, is filed herein.

(d)(11)	Investment Advisory Agreement, dated May 20, 2019, between CGAS and D.F. Dent & Company, Inc. (“DF Dent”) relating to Small-Mid Cap Equity Fund, is incorporated by reference to PEA No. 82 to the Registration Statement on Form N-1A filed on December 27, 2019.

(d)(12)	Investment Management Agreement, dated as of July 17, 2023, between Great Lakes Advisors, LLC (“Great Lakes”) relating to Large Cap Equity Fund and CGAS is filed herein.

Exhibit No.	Exhibit
(d)(13)	Investment Advisory Agreement, dated October 28, 2009, between CGAS and Lazard Asset Management LLC (“Lazard”) relating to Emerging Markets Equity Fund (formerly, Emerging Markets Equity Investments—Value Strategy) is incorporated by reference to PEA No. 53 to the Registration Statement on Form N-1A filed on December 29, 2009.

(d)(14)	Investment Advisory Agreement, dated January 31, 2013, between CGAS and Lazard relating to Emerging Markets Equity Fund—Growth Strategy (formerly, Emerging Markets Equity Investments—Growth Strategy) is incorporated by reference to PEA No. 61 to the Registration Statement on Form N-1A filed on December 27, 2013.

(d)(15)	Investment Advisory Agreement dated February 22, 2016, between CGAS and Lazard relating to Large Cap Equity Fund is incorporated by reference to PEA No. 73 to the Registration Statement on Form N-1A filed on December 22, 2016.

(d)(16)	Investment Advisory Agreement, dated March 19, 2021, between CGAS and Martin Currie Inc. (“Martin Currie”) relating to Emerging Markets Equity Fund, is incorporated by reference to PEA no. 87 to the Registration Statement on Form N-1A filed on December 29, 2021.

(d)(17)	Investment Advisory Agreement, dated February 6, 2013, between CGAS and Metropolitan West Asset Management, LLC (“MetWest”) relating to Core Fixed Income Fund (formerly, Core Fixed Income Investments) is incorporated by reference to PEA No. 61 to the Registration Statement on Form N-1A filed on December 27, 2013.

(d)(18)	Investment Advisory Agreement, dated February 22, 2016, between CGAS and Neuberger Berman Investment Advisers LLC (“Neuberger”) relating to Small-Mid Cap Equity Fund is incorporated by reference to PEA No. 73 to the Registration Statement on Form N-1A filed on December 22, 2016.

(d)(19)	Investment Advisory Agreement, dated May 20, 2019, between CGAS and Nuance Investments, LLC (“Nuance”) relating to Small-Mid Cap Equity Fund, is incorporated by reference to PEA No. 82 to the Registration Statement on Form N-1A filed on December 27, 2019.

(d)(20)	Investment Advisory Agreement, dated October 28, 2009, between CGAS and Pacific Investment Management Company LLC (“PIMCO”) relating to International Fixed Income Fund (formerly, International Fixed Income Investments) is incorporated by reference to PEA No. 53 to the Registration Statement on Form N-1A filed on December 29, 2009.

(d)(21)	Supplement to Investment Advisory Agreement, dated April 13, 2012, between CGAS and PIMCO relating to the addition of the International Fixed Income Fund—Emerging Local Bond Strategy (formerly, International Fixed Income Investments—Emerging Local Bond Strategy), is incorporated by reference to PEA No. 59 to the Registration Statement on Form N-1A filed on December 28, 2012.

(d)(22)	Supplement to Investment Advisory Agreement, dated September 15, 2015, between CGAS and PIMCO relating to the removal of the International Fixed Income Fund—Emerging Local Bond Strategy (formerly, International Fixed Income Investments—Emerging Local Bond Strategy), is incorporated by reference to PEA No. 70 to the Registration Statement on Form N-1A filed on December 29, 2015.

(d)(23)	Form of Investment Advisory Agreement, between CGAS and PIMCO relating to Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund, is incorporated by reference to PEA No. 70 to the Registration Statement on Form N-1A filed on December 29, 2015.

(d)(24)	Amended Investment Advisory Agreement, dated January 20, 2016, between CGAS and PIMCO relating to the addition of the Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund is incorporated by reference to PEA No. 73 to the Registration Statement on Form N-1A filed on December 22, 2016.

(d)(25)	Investment Advisory Agreement, dated March 19, 2021, between CGAS and PineBridge Investments LLC (“PineBridge”) relating to High Yield Fund, is incorporated by reference to PEA no. 87 to the Registration Statement on Form N-1A filed on December 29, 2021.

(d)(26)	Investment Management Agreement, dated as of November 20, 2023, between Principal Global Investors, LLC (“Principal”) relating to Large Cap Equity Fund and CGAS is filed herein.

(d)(27)	Investment Advisory Agreement, dated October 28, 2009, between CGAS and Schroder Investment Management North America Inc. (“Schroders”) relating to International Equity Fund (formerly, International Equity Investments) is incorporated by reference to PEA No. 53 to the Registration Statement on Form N-1A filed on December 29, 2009.

Exhibit No.	Exhibit
(d)(28)	Investment Sub-Advisory Agreement, dated August 27, 2007, between Schroders and Schroder Investment Management North America Ltd. (“SIMNA Ltd.”) is incorporated by reference to PEA No. 49 to the Registration Statement on Form N-1A filed on October 26, 2007.

(d)(29)	Investment Advisory Agreement, dated July 20, 2016, between CGAS and Van Eck Associates Corporation (“VanEck”) relating to Emerging Markets Equity Fund is incorporated by reference to PEA No. 73 to the Registration Statement on Form N-1A filed on December 22, 2016.

(d)(30)	Investment Advisory Agreement, dated November 27, 2017, between CGAS and Victory Capital Management, Inc. (“Victory Capital”) relating to International Equity Fund, is incorporated by reference to PEA No. 76 filed on December 29, 2017.

(d)(31)	Investment Advisory Agreement, dated March 19, 2021, between CGAS and Walter Scott & Partners Limited (“Walter Scott”) relating to International Equity Fund, is incorporated by reference to PEA no. 87 to the Registration Statement on Form N-1A filed on December 29, 2021.

(d)(32)	Investment Advisory Agreement, dated October 28, 2009, between CGAS and Western Asset Management Company (“Western”) relating to Core Fixed Income Fund (formerly, Core Fixed Income Investments) and High Yield Fund (formerly, High Yield Investments), is incorporated by reference to PEA No. 53 to the Registration Statement on Form N-1A filed on December 29, 2009.

(d)(33)	Investment Advisory Agreement, dated October 28, 2009, between CGAS and Westfield Capital Management Company, L.P. (“Westfield”) relating to Large Capitalization Growth Fund (formerly, Large Capitalization Growth Investments) and Small Capitalization Growth Fund (formerly, Small Capitalization Growth Investments) is incorporated by reference to PEA No. 53 to the Registration Statement on Form N-1A filed on December 29, 2009.

(d)(34)	Amendment to Investment Advisory Agreement, dated February 22, 2016, between CGAS and Westfield relating to Small-Mid Cap Equity Fund is incorporated by reference to PEA No. 73 to the Registration Statement on Form N-1A filed on December 22, 2016.

(e)(1)	Distribution Agreement dated August 29, 2013, between the Registrant and Morgan Stanley Smith Barney LLC is incorporated by reference to PEA No. 61 to the Registration Statement on Form N-1A filed on December 27, 2013.

(f)	Not Applicable.

(g)(1)	Custodian Services Agreement, dated January 1, 2011, between the Trust and Brown Brothers Harriman & Co. (“BBH”) is incorporated by reference to PEA No. 56 to the Registration Statement on Form N-1A filed on October 21, 2011.

(g)(2)	Amendment to Custodian Services Agreement, dated December 17, 2015, between the Trust and BBH, is incorporated by reference to PEA No. 70 to the Registration Statement on Form N-1A filed on December 29, 2015.

(g)(3)	Form of Amended Custodian Services Agreement, dated January 2018, between the Trust and BBH, is incorporated by reference to PEA No. 76 filed on December 29, 2017.

(h)(1)	Transfer Agency and Services Agreement, dated as of January 1, 2009, between the Trust and PFPC Inc. (now BNY Mellon Investment Servicing (US)) is incorporated by reference to PEA No. 56 to the Registration Statement on Form N-1A filed on October 21, 2011.

(h)(2)	Administration Agreement dated December 23, 2010, and effective January 1, 2011, between the Trust and BBH is incorporated by reference to PEA No. 56 to the Registration Statement on Form N-1A filed on October 21, 2011.

(h)(3)	Amendment to Administration Agreement, dated as of May 25, 2011, between the Trust and BBH is incorporated by reference to PEA No. 56 to the Registration Statement on Form N-1A filed on October 21, 2011.

(h)(4)	Amendment to Administration Agreement, dated as of December 17, 2015, between the Trust and BBH, is incorporated by reference to PEA No. 70 to the Registration Statement on Form N-1A filed on December 29, 2015.

(h)(5)	Form of Amendment to Administration Agreement, dated January 2018, between the Trust and BBH, is incorporated by reference to PEA No. 76 filed on December 29, 2017.

(h)(6)	Amendment to Administration Agreement, dated May 29, 2018, between the Trust and BBH, is incorporated by reference to PEA No. 82 to the Registration Statement on Form N-1A filed on December 27, 2019.

Exhibit No.	Exhibit
(h)(7)	Administrative Services Agreement, dated as of May 12, 2010, between the Trust and Morgan Stanley Smith Barney LLC, is incorporated by reference to PEA No. 55 to the Registration Statement on Form N-1A filed on December 29, 2010.

(i)	Opinion of Morgan, Lewis & Bockius LLP, dated December 21, 2023, is filed herein.

(j)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, dated December 20, 2023, is filed herein.

(k)	Not Applicable.

(l)	Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. is incorporated by reference to PEA No. 1.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Reserved.

(p)(1)	Code of Ethics for Morgan Stanley Pathway Funds, dated May 17, 2018, is incorporated by reference to PEA No. 82 to the Registration Statement on Form N-1A filed on December 27, 2019.

(p)(2)	Code of Ethics for CGAS, dated April 6, 2021, is incorporated by reference to PEA No. 88 to the Registration Statement on Form N-1A filed on December 29, 2022.

(p)(3)	Code of Ethics for Aristotle, dated April 10, 2023, is filed herein.

(p)(4)	Code of Ethics for BlackRock, dated December 7, 2021, is incorporated by reference to PEA No. 88 to the Registration Statement on Form N-1A filed on December 29, 2022.

(p)(5)	Code of Ethics for Causeway, dated December 30, 2022, is filed herein.

(p)(6)	Code of Ethics for ClearBridge, dated September 9, 2021, is incorporated by reference to PEA No. 88 to the Registration Statement on Form N-1A filed on December 29, 202.

(p)(7)	Code of Ethics for DF Dent, dated January 2023, is filed herein.

(p)(8)	Code of Ethics for Great Lakes, dated April 3, 2023, is filed herein.

(p)(9)	Code of Ethics for Lazard, dated April 2022, is filed herein.

(p)(10)	Code of Ethics for Martin Currie dated June 2023, if filed herein.

(p)(11)	Code of Ethics for The TCW Group, Inc (on behalf of MetWest), dated September 26, 2023, is filed herein.

(p)(12)	Code of Ethics for Neuberger, dated July 1, 2023, is filed herein.

(p)(13)	Code of Ethics for Nuance, dated February 27, 2023, is filed herein.

(p)(14)	Code of Ethics for PIMCO, date October 1, 2023, is filed herein.

(p)(15)	Code of Ethics for PineBridge, dated January 2023, is filed herein.

(p)(16)	Code of Ethics for Principal, dated February 1, 2023, is filed herein.

(p)(17)	Code of Ethics for Schroders, dated September 2021, is filed herein.

(p)(18)	Code of Ethics for Van Eck, dated September 5, 2023, is filed herein.

(p)(19)	Code of Ethics for Victory Capital, dated July 1, 2023, is filed herein.

(p)(20)	Code of Ethics for Walter Scott, dated September 20, 2023, is filed herein.

(p)(21)	Code of Ethics for Western, dated December 2022, is filed herein.

(p)(22)	Code of Ethics for Westfield dated September 25, 2023, is filed herein.

(q)(1)	Power of Attorney, dated April 18, 2013, is incorporated by reference to PEA No. 61 to the Registration Statement on Form N-1A filed on December 27, 2013.

Exhibit No.	Exhibit
(q)(2)	Power of Attorney, dated August 21, 2015, is incorporated by reference to PEA No. 69 to the Registration Statement on Form N-1A filed on October 15, 2015.

(q)(3)	Power of Attorney, dated December 29, 2022, is incorporated by reference to PEA No. 88 to the Registration Statement on Form N-1A filed on December 29, 2022.

Item 29.	Persons Controlled by or Under Common Control with the Fund

None.

Item 30.	Indemnification

Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on January 7, 1993.

Item 31.	Business and Other Connections of the Investment Adviser

Investment Manager – The Consulting Group

The Consulting Group and its predecessor have been in the investment consulting business since 1973. The Consulting Group is a division of CGAS. CGAS was formed as a Delaware corporation in September 2005, and was reorganized as a Delaware limited liability company in May 2009. CGAS and the Consulting Group are each businesses of Morgan Stanley.

The list required by this Item 31 of officers and directors of CGAS and the Consulting Group, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years is incorporated by reference to Form ADV filed by CGAS on behalf of Consulting Group pursuant to the Advisers Act (SEC File No. 801-64791).

Sub-adviser – Aristotle Capital Boston, LLC

Aristotle serves as an investment advisor to the Small-Mid Cap Equity Fund. Aristotle serves as an investment advisor to institutional and individual clients. Aristotle’s principal executive offices are located at One Federal Street, 36th Floor, Boston, MA 02110.

The list required by this this Item 31 of officers and directors of Aristotle, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Aristotle pursuant to the Advisers Act (SEC File No. 801-80368).

Sub-adviser – BlackRock Financial Management, Inc.

BlackRock serves as an investment advisor to the Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Municipal Bond Fund and the Core Fixed Income Fund. BlackRock has been registered as an investment advisor under the Advisers Act since 1988. BlackRock serves as an investment advisor to institutional and retail clients. BlackRock’s principal executive offices are located at Park Ave. Plaza, 55 East 52nd Street, New York, NY 10055.

The list required by this Item 31 of officers and directors of BlackRock, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by BlackRock pursuant to the Advisers Act (SEC File No. 801-48433).

Sub-adviser – Causeway Capital Management LLC

Causeway serves as an investment advisor to the International Equity Fund. Causeway provides investment advisory services to institutions. Causeway’s principal executive offices are located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025.

The list required by this Item 31 of officers and directors of Causeway, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Causeway pursuant to the Advisers Act (SEC File No. 801-60343).

Sub-adviser – ClearBridge Investments, LLC

Clearbridge serves as an investment advisor to the Large Cap Equity Fund. ClearBridge provides investment advisory services to individual and institutional clients. ClearBridge’s principal executive offices are located at 620 8th Avenue, 48th Fl, New York, NY 10018.

The list required by this Item 31 of officers and directors of ClearBridge, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by ClearBridge pursuant to the Advisers Act (SEC File No. 801-64710).

Sub-adviser – D.F. Dent & Company, Inc.

DF Dent serves as an investment advisor to the Small-Mid Cap Equity Fund. DF Dent serves as an investment advisor to individuals and institutions. DF Dent’s principal executive offices are located at 400 East Pratt St., 7th Floor, Baltimore, MD 21202.

The list required by this this Item 31 of officers and directors of DF Dent, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by DF Dent pursuant to the Advisers Act (SEC File No. 801-11364).

Sub-adviser – Great Lakes Advisors, LLC

Great Lakes serves as an investment advisor to the Large Cap Equity Fund. Great Lakes manages and advises on assets for the full range of both institutional and private wealth clients. Great Lakes’ principal executive offices are located at Metro Center, 1 Station Place, Suite 470, Stamford, CT 06902.

The list required by this Item 31 of officers and directors of Delaware, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Great Lakes pursuant to the Advisers Act (SEC File No. 801-16937).

Sub-adviser – Lazard Asset Management LLC

Lazard serves as an investment advisor to the Large Cap Equity Fund and the Emerging Markets Equity Fund. Lazard provides investment advisory services to individuals and institutions. Lazard’s principal executive offices are located at 30 Rockefeller Plaza, 57th Floor, New York, NY 10112.

The list required by this Item 31 of officers and directors of Lazard, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Lazard pursuant to the Advisers Act (SEC File No. 801-61701).

Sub-adviser – Martin Currie Inc.

Martin Currie serves as investment adviser to the Emerging Markets Equity Fund. Martin Currie provides investment advisory services to individual and institutional clients. Martin Currie’s principal executive offices are located at Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES, Scotland.

The list required by this Item 31 of officers and directors of Martin Currie, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Martin Currie pursuant to the Advisers Act (SEC File No. 801-14261).

Sub-adviser – Metropolitan West Asset Management, LLC

MetWest serves as investment adviser to the Core Fixed Income Fund. MetWest provides investment advisory services to individual and institutional clients. MetWest is a wholly-owned subsidiary of The TCW Group, Inc. MetWest’s principal executive offices are located at 865 S. Figueroa Street, Los Angeles, CA 90017.

The list required by this Item 31 of officers and directors of MetWest, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by MetWest pursuant to the Advisers Act (SEC File No. 801-53332).

Sub-adviser – Neuberger Berman Investment Advisers LLC

Neuberger serves as investment adviser to the Small-Mid Cap Equity Fund. Neuberger provides investment advisory services to individual and institutional clients. Neuberger’s principal executive offices are located at 1290 6th Avenue, New York, NY 10104.

The list required by this Item 31 of officers and directors of Neuberger, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Neuberger pursuant to the Advisers Act (SEC File No. 801-61757).

Sub-adviser – Nuance Investments, LLC

Nuance serves as an investment advisor to the Small-Mid Cap Equity Fund. Nuance serves as an investment advisor to individual and institutional clients. Nuance’s principal executive offices are located at 4900 Main Street, Suite 220, Kansas City, MO 64112.

The list required by this Item 31 of officers and directors of Nuance, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Nuance pursuant to the Advisers Act (SEC File No. 801-69682).

Sub-adviser – Pacific Investment Management Company LLC

PIMCO serves as an investment advisor to the International Fixed Income Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund. PIMCO has been registered as an investment advisor under the Advisers Act since 1971. PIMCO serves as an investment advisor to institutional and retail clients. PIMCO’s principal executive offices are located at 650 Newport Center Drive, Newport Beach, CA 92660.

The list required by this Item 31 of officers and directors of PIMCO, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PIMCO pursuant to the Advisers Act (SEC File No. 801-48187).

Sub-adviser – PineBridge Investments LLC

PineBridge serves as investment adviser to the High Yield Fund. PineBridge provides investment advisory services to individual and institutional clients. PineBridge’s principal executive offices are located at Park Avenue Tower, 65 E 55th Street, New York, NY 10022.

The list required by this Item 31 of officers and directors of PineBridge, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PineBridge pursuant to the Advisers Act (SEC File No. 801-18759).

Sub-adviser – Principal Global Investors, LLC

Principal serves as an investment advisor to the Large Cap Equity Fund. Principal provides investment advisory services to institutional investors and individuals on a discretionary or non-discretionary basis. Principal Global Investors, LLC principal executive offices are located at 801 Grand Avenue, Des Moines, IA 50392.

The list required by this Item 31 of officers and directors of Delaware, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Principal pursuant to the Advisers Act (SEC File No. 801-55959).

Sub-adviser – Schroder Investment Management North America Inc.

Schroders serves as investment adviser to the International Equity Fund. Schroders provides investment advisory services to individual and institutional clients. Schroders’ principal executive offices are located at 7 Bryant Park, New York, NY 10018.

The list required by this Item 31 of officers and directors of Schroders, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Schroders pursuant to the Advisers Act (SEC File No. 801-15834).

Sub-adviser – Van Eck Associates Corporation

VanEck serves as investment adviser to the Emerging Markets Equity Fund. VanEck provides investment advisory services to individual and institutional clients. VanEck’s principal executive offices are located at 666 Third Avenue, New York, NY 10017.

The list required by this Item 31 of officers and directors of VanEck, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by VanEck pursuant to the Advisers Act (SEC File No. 801-21340).

Sub-adviser – Victory Capital Management, Inc.

Victory Capital serves as investment adviser to the International Equity Fund. Victory Capital provides investment advisory services to individual and institutional clients. Victory Capital’s principal executive offices are located at 15935 La Cantera Parkway, San Antonio, TX 78256.

The list required by this Item 31 of officers and directors of Victory Capital, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Victory Capital pursuant to the Advisers Act (SEC File No. 801-46878).

Sub-adviser – Walter Scott & Partners Limited

Walter Scott serves as investment adviser to the International Equity Fund. Walter Scott provides investment advisory services to individual and institutional clients. Walter Scott’s principal executive offices are located at One Charlotte Square, Edinburgh, EH2 4DR, Scotland.

The list required by this Item 31 of officers and directors of Walter Scott, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Walter Scott pursuant to the Advisers Act (SEC File No. 801-19420).

Sub-adviser – Western Asset Management Company

Western serves as investment advisor to the Core Fixed Income Fund and High Yield Fund. Western has been registered as an investment advisor under the Advisers Act since 1971. Western serves as an investment advisor to institutional and retail clients. Western’s principal executive offices are located at 385 E. Colorado Blvd., Pasadena, CA 91101.

The list required by this Item 31 of officers and directors of Western, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Western pursuant to the Advisers Act (SEC File No. 801-8162).

Sub-adviser – Westfield Capital Management Company, L.P.

Westfield serves as an investment advisor to the Small-Mid Cap Equity Fund. Westfield is the investment adviser of various institutional clients. Westfield’s principal executive offices are located One Financial Center, 23rd Floor, Boston, MA 02111.

The list required by this Item 31 of officers and directors of Westfield, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Westfield pursuant to the Advisers Act (SEC File No. 801-69413).

Item 32.	Principal Underwriters

(a)	Morgan Stanley Smith Barney LLC, the distributor of the Registrant, is the distributor for each series of Morgan Stanley Pathway Funds.

(b)

The information required by this Item 32 with respect to each trustee, officer and partner of Morgan Stanley is incorporated by reference to Schedule A of Form BD filed by Morgan Stanley pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-68191).

(c)	Not applicable.

Item 33.	Location of Accounts and Records

Morgan Stanley Pathway Funds

2000 Westchester Avenue

Purchase, NY 10577

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Morgan Stanley Smith Barney LLC

2000 Westchester Avenue

Purchase, NY 10577

Consulting Group Advisory Services LLC

2000 Westchester Avenue

Purchase, NY 10577

BNY Investment Servicing (US)

P.O. Box 9699

Providence, RI 02940-9699

BNY Asset Servicing

BNY Mellon Center

201 Washington Street

Boston, MA 02108-4408

Aristotle Capital Boston, LLC

One Federal Street, 36th Floor

Boston, MA 02110

BlackRock Financial Management, Inc.

Park Ave. Plaza

55 East 52nd Street

New York, NY 10055

Causeway Capital Management LLC

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

ClearBridge Investments, LLC

620 8th Avenue, 48th Fl

New York, NY 10018

D.F. Dent & Company, Inc.

400 East Pratt St., 7th Floor

Baltimore, MD 21202

Great Lakes Advisors, LLC

Metro Center

1 Station Place, Suite 470

Stamford, CT 06902

Lazard Asset Management LLC

30 Rockefeller Plaza, 57th Floor

New York, NY 10112

Martin Currie Inc.

Saltire Court, 20 Castle Terrace

Edinburgh, EH1 2ES, Scotland

Metropolitan West Asset Management, LLC

865 S. Figueroa Street

Los Angeles, CA 90017

Neuberger Berman Investment Advisers LLC

1290 6th Avenue

New York, NY 10104

Nuance Investments, LLC

4900 Main Street, Suite 220

Kansas City, MO 64112

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

PineBridge Investments LLC

Park Avenue Tower

65 E 55th Street

New York, NY 10022

Principal Global Investors, LLC

801 Grand Avenue

Des Moines, IA 50392

Schroder Investment Management North America Inc.

7 Bryant Park

New York, NY 10018

Van Eck Associates Corporation

666 Third Avenue

New York, NY 10017

Victory Capital Management, Inc.

15935 La Cantera Parkway

San Antonio, TX 78256

Walter Scott & Partners Limited

One Charlotte Square

Edinburgh, EH2 4DR, Scotland

Western Asset Management Company

385 E. Colorado Blvd.

Pasadena, CA 91101

Westfield Capital Management Company, L.P.

One Financial Center, 23rd Floor

Boston, MA 02111

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933, as amended and has duly caused this Post-Effective Amendment No. 87 to its Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in the city of New York and State of New York on the 21st day of December 2023.

MORGAN STANLEY PATHWAY FUNDS

By:	/s/ Paul Ricciardelli
Paul Ricciardelli, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 87 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Paul Ricciardelli Paul Ricciardelli	Trustee and Chief Executive Officer	December 21, 2023

/s/ Francis Smith Francis Smith	Chief Financial Officer	December 21, 2023

Adela Cepeda*	Trustee	December 21, 2023

W. Thomas Matthews*	Trustee	December 21, 2023

Eric McKissack*	Trustee	December 21, 2023

Mark J. Reed*	Trustee	December 21, 2023

Theresa S. Westbrook**	Trustee	December 21, 2023

*	Signed pursuant to a power of attorney dated January 1, 2019
**	Signed pursuant to a power of attorney dated December 29, 2022.

/s/ Eric Metallo
Eric Metallo, Attorney-in-Fact Secretary	December 21, 2023